UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The Republic Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[   ]     No fee required.
[X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock

(2)	Aggregate number of securities to which transaction applies: 86,390

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $58.00.

(4)	Proposed maximum aggregate value of transaction: $5,010,620.00

(5)	Total fee paid: $634.85

[X] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: $634.85

(2)	Form, Schedule or Registration Statement No.: Schedule 13E-3

(3)	Filing Party: The Republic Corporation

(4)	Date Filed: December 6, 2004

THE REPUBLIC CORPORATION

5340 Weslayan
P.O. Box 270462
Houston, Texas 77277

April 15, 2005

Dear shareholder:

      You are cordially invited to attend the special meeting of shareholders of The Republic Corporation, on May 13, 2005 at 9:00 a.m., local time, at The First National Bank in Trinidad, 100 East Main Street, Trinidad, Colorado. At the special meeting, you will be asked to:

(i)	ratify the lawful actions of The Republic Corporation taken since March 23, 2001;

(ii)	consider and vote upon amendments to Republic’s Articles of Incorporation, as follows:

a)	to amend Article I of the Articles of Incorporation to change the name of The Republic Corporation to become Republic Trinidad Corporation; and

b)	to amend Article IV of the Articles of Incorporation to provide that Republic’s existence is perpetual, until dissolved, rather than for only fifty (50) years as currently provided.

(iii)	consider and vote upon an Agreement and Plan of Merger.

      We are asking you to ratify the lawful actions by our board of directors and management taken in the ordinary course of business since March 23, 2001, when our corporate charter was inadvertently forfeited, as explained in more detail in the proxy statement.

      We are also asking for you to approve two amendments to The Republic Corporation’s Articles of Incorporation that are necessary to ensure our continued existence. The amendment to Article I is related to the loss of our corporate charter. As more fully explained in the proxy statement, the amendment to Article I of Republic’s Articles of Incorporation is necessary to change the name of The Republic Corporation to become Republic Trinidad Corporation. The amendment to Article IV is necessary to extend our corporate existence beyond its original expiration date of January 11, 2005. These changes will be effective, subject to shareholder approval, when our management files the appropriate documentation with the Texas Secretary of State.

      The merger agreement that we are asking you to approve provides for the merger of Republic Merger Corp., a wholly-owned subsidiary of The Republic Corporation, with and into The Republic Corporation, with The Republic Corporation surviving the merger in what is commonly referred to as a “going private” transaction. The proposed merger would reduce the number of shareholders of record to fewer than 100, allowing us to qualify to elect to be taxed as a Subchapter S corporation for federal income tax purposes and to terminate the registration of our common stock under the Securities Exchange Act of 1934, thereby avoiding the significant costs and personnel time commitment required with being a public company.

      Under the terms of the merger agreement, each share of common stock owned by a shareholder who does not meet the requirements to be a “qualified shareholder” will be converted into cash in the amount of $58.00 per share, and each share of common stock owned by a shareholder who meets the requirements to be a “qualified shareholder” will remain outstanding and continue to represent one share of common stock.

      The board of directors believes that the proposals discussed above and in more detail in the proxy statement, including the merger agreement, are in the best interests of our company and shareholders and unanimously recommends that shareholders vote “FOR” each of the proposals, including without limitation the merger agreement, each of which (including each separate amendment to the Articles of Incorporation) must be approved by the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of our common stock.

      We urge you to review carefully the enclosed proxy statement that describes the matters to be considered at the special meeting, including the merger agreement, in detail. Whether or not you plan to attend the special meeting, we urge you to sign, date and return the enclosed green proxy sheet as soon as possible in the enclosed postage-prepaid envelope supplied for your convenience. On behalf of our board of directors, we appreciate your cooperation and continued support.

Sincerely,

J.E. EISEMANN, IV
Chairman of the Board

THE REPUBLIC CORPORATION

5340 Weslayan
P.O. Box 270462
Houston, Texas 77277

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 13, 2005

TO THE SHAREHOLDERS OF THE REPUBLIC CORPORATION:

      A special meeting of the shareholders of The Republic Corporation will be held on May 13, 2005 at 9:00 a.m., local time, at The First National Bank in Trinidad, 100 East Main Street, Trinidad, Colorado for the following purposes:

•	To ratify the lawful actions of The Republic Corporation taken since March 23, 2001;

•	To consider and approve two amendments to Republic’s Articles of Incorporation, as follows:

•	to amend Article I of the Articles of Incorporation to change the name of The Republic Corporation to become Republic Trinidad Corporation; and

•	to amend Article IV of the Articles of Incorporation to provide that Republic’s existence is perpetual, until dissolved, rather than for only fifty (50) years as currently provided; and

•	To consider, approve and adopt the Agreement and Plan of Merger by and between The Republic Corporation and Republic Merger Corp. and the transactions contemplated by the merger agreement.

      The matters to be considered at the special shareholders’ meeting are more fully discussed in the attached proxy statement, which we urge you to read carefully. A copy of the Agreement and Plan of Merger is included as Appendix A to the proxy statement.

      We have fixed the close of business on March 17, 2005, as the record date for the special meeting. Accordingly, only shareholders of record as of that date are entitled to notice of, to attend and to vote at, the special meeting and any adjournment or postponement of the special meeting. As of December 31, 2004 there were 336,725 shares of Republic’s common stock outstanding. The accompanying proxy statement is dated April 15, 2005, and is being first mailed to shareholders on or about April 15, 2005. Dissenting shareholders who comply with the procedural requirements of the Texas Business Corporation Act will be entitled to receive payment of the fair cash value of their shares. We have included a copy of the procedural requirements for dissenting shareholders as Appendix E to the proxy statement.

      Shareholders are cordially invited to attend the special meeting in person. Whether planning to attend the special meeting or not, shareholders are urged to complete, date and sign the enclosed proxy and to return it promptly. The enclosed, addressed envelope requires no postage if mailed in the United States. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. If your shares are held in the name of a broker, trust or other nominee, you will need a proxy or letter from the broker, trustee or nominee in order to vote those shares personally at the special meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the special meeting. Proxies may be revoked by delivering to The Republic Corporation, Attn: Corporate Secretary, 5340 Weslayan, Houston, Texas 77277, a written notice of revocation bearing a later date than the proxy, by duly executing and delivering to the Corporate Secretary a subsequently dated proxy relating to the same shares or by attending the special meeting and voting in person, although attendance at the special meeting will not in and of itself constitute revocation of a proxy.

      The board of directors of Republic has carefully considered each of the proposals and believes that each is fair to, and in the best interests of, Republic and its shareholders. The board of directors unanimously approved each of the proposals and unanimously recommends that you vote “FOR” approval of each of the proposals, including the merger agreement. Your vote is very important. Your prompt response will help reduce proxy solicitation costs, which are paid for by Republic, and will ensure the presence of a quorum at the meeting and that your shares are voted in accordance with your wishes.

BY ORDER OF THE BOARD OF DIRECTORS

ROGER DEAN EISEMANN
Secretary

April 15, 2005

Houston, Texas

PROXY STATEMENT FOR THE SPECIAL MEETING

OF THE SHAREHOLDERS OF THE REPUBLIC CORPORATION

       We are providing these proxy materials to you in connection with the solicitation of proxies by our board of directors for the special meeting of shareholders and for any adjournment or postponement of the meeting. At the meeting, among other matters, you will be asked to approve and adopt the Agreement and Plan of Merger by and between The Republic Corporation and Republic Merger Corp.

      In this proxy statement, when we refer to “Republic,” “the company,” “our company,” “we,” “our” and “us,” we are referring to The Republic Corporation. When we refer to “the Bank,” we are referring to The First National Bank in Trinidad, Trinidad, Colorado. When we refer to the “merger subsidiary,” we are referring to Republic Merger Corp. Finally, when we refer to “the merger agreement,” we are referring to the Agreement and Plan of Merger, dated as of December 2, 2004, by and between The Republic Corporation and Republic Merger Corp.

      The merger is being proposed to enable us to reduce the number of shareholders to fewer than 100 persons, all of whom will be qualified to hold S corporation stock. If the merger is approved by our shareholders and becomes effective, we will be eligible to elect with the Internal Revenue Service to be taxed as a Subchapter S corporation for federal income tax purposes. In addition, we will be eligible to terminate our registration under the Securities Exchange Act of 1934, as amended, and suspend the filing of annual and periodic reports with the Securities and Exchange Commission.

      This document provides you with detailed information about the proposed merger, the other matters to be considered at the special meeting, and certain other information about us. Please see the section titled “Where You Can Find More Information” on page 74 for additional information about us on file with the Securities and Exchange Commission.

      This proxy statement and proxy sheet are being mailed to our shareholders beginning on or about April 15, 2005.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, passed upon the merits or fairness of this transaction, or passed upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.

The date of this proxy statement is April 15, 2005.

(i)

(ii)

Merger Subsidiary	73
OTHER BUSINESS	74
COST OF SPECIAL MEETING AND SOLICITATION OF PROXIES	74
WHERE YOU CAN FIND MORE INFORMATION	74
DOCUMENTS INCORPORATED BY REFERENCE	74

APPENDICES:
AGREEMENT AND PLAN OF MERGER	Appendix A
FORM OF CERTIFICATE OF ELIGIBILITY	Appendix B
FORM OF CONFORMED IRS ELECTION FORM	Appendix C
FORM OF SHAREHOLDERS’ AGREEMENT	Appendix D
DISSENTERS’ RIGHTS PROVISIONS	Appendix E
FAIRNESS OPINION OF THE BANK ADVISORY GROUP, L.L.C.	Appendix F
2004 ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-KSB	Appendix G

(iii)

SUMMARY INFORMATION

      The questions and answers that follow highlight the material information included in this proxy statement and may not contain all of the information that is important to you. For a more complete understanding of the merger, you should read this entire document carefully, as well as the additional documents to which we refer you. The full text of the merger agreement is included as Appendix A to this proxy statement. For your convenience, we have directed your attention in parentheses to the location in this document where you can find a more complete discussion of each item listed below.

      Why am I receiving this proxy statement?

      We have sent this Notice of Special Meeting of Shareholders and Proxy Statement, together with the enclosed green proxy sheet, because our board of directors is soliciting your vote at the special meeting to be held on May 13, 2005. This proxy statement contains important information about the items to be considered at the special meeting, including the “going private” merger transaction, and other information regarding our company. This proxy statement also contains information about our management’s renewal, revival and restoration of Republic’s Certificate of Incorporation pursuant to the Texas Business Corporation Act, and certain required amendments to Republic’s Articles of Incorporation. Please see page 11 of this proxy statement for a more detailed discussion of these issues.

      Our board of directors has determined that it is in the best interests of our company and shareholders (i) to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended, and (ii) to make a Subchapter S tax election for our company and banking subsidiary, The First National Bank in Trinidad, in what is commonly referred to as a “going private” transaction. Following the “going private” transaction and our Subchapter S tax election, among other things, we would no longer be subject to the periodic reporting requirements of the Securities and Exchange Commission and generally would not be subject to federal income taxes at the corporate level. To accomplish these objectives, our board of directors has proposed a merger transaction by and between our company and a newly-created Texas corporation and is submitting this transaction for a vote of our shareholders at the special meeting.

      We urge you to read the entire proxy statement carefully.

Questions and Answers about the Ratification of Certain Management Acts,

Reinstatement, and the Amendments to the Articles of Incorporation

      Why must we ratify actions of our board of directors and management? (see page 11)

      Because our corporate charter was forfeited, and because we continued to act as a corporation and have continued engaging in activities consistent with being a corporation since that date, we are asking that our shareholders ratify those lawful acts as lawful acts taken by Republic as a corporation. The actions of Republic’s management to be ratified by the shareholders include all lawful acts by our board of directors and management taken in the ordinary course of business since March 23, 2001, when our corporate charter was forfeited, as explained in more detail in the proxy statement. We are not asking that the shareholders ratify any acts that may violate state or federal law, nor will ratification of the acts by our shareholders waive any claim or right that shareholders may have with respect to Republic.

      Why is the reinstatement necessary? (see page 11)

      In connection with its preparation for the “going private” transaction/ Subchapter S election, management of Republic became aware that its corporate charter had been forfeited because of a misunderstanding regarding its obligation to file franchise tax returns with the Texas Secretary of State. Republic reviewed its franchise taxes each year, but since it owed no franchise taxes, it did not file a franchise tax return as is required under Texas law. Under Texas law, failure to file a franchise tax report, even if no taxes are owed, can result in a forfeiture of a Texas corporation’s charter. As a result of that misunderstanding, Republic’s corporate charter was forfeited by the Texas Secretary of State on March 23, 2001 under section 7.01(B)(1) of the TBCA.

      When will the reinstatement become effective? (see page 13)

      The reinstatement of our corporate charter will become effective when management files an application of reinstatement with the Texas Secretary of State. We cannot file an application for reinstatement, however, until we amend our Articles of Incorporation.

      Why are the amendments to the Articles of Incorporation necessary? (see page 12)

      Republic’s corporate charter was forfeited on March 23, 2001 due to a failure to file franchise tax returns. Management of Republic became aware of this oversight in November 2004. During the time between forfeiture and when Republic became aware of that fact, the corporate name of “The Republic Corporation” was acquired and is being utilized by another entity in Texas. Consequently, Republic must reinstate its corporate charter under a new corporate name that is not substantially, or deceptively, similar to “The Republic Corporation.” Accordingly, management has determined that the Republic’s new name will be “Republic Trinidad Corporation,” and desires to amend Article I of our Articles of Incorporation to reflect this new name. The name change will become effective when we file notice of the name change, along with the application for reinstatement documents, with the Texas Secretary of State.

      With respect to the second amendment, when Republic was originally incorporated in 1955 as the Columbia General Investment Corporation, its Articles of Incorporation provided, as was common at the time, for a corporate existence of fifty (50) years from the date the original Articles of Incorporation were filed with the Texas Secretary of State. Our Articles of Incorporation were originally filed on January 11, 1955, which would result in our corporate charter’s expiration on January 11, 2005. Therefore, management of Republic desires to amend Article IV of Republic’s Articles of Incorporation to provide that Republic’s corporate existence is perpetual unless and until dissolved by Republic or by the Texas Secretary of State.

      When will the proposed amendments become effective? (see page 13)

      If approved by our shareholders, we will file Articles of Amendment amending our Articles of Incorporation with the Texas Secretary of State promptly following the special meeting. Upon acceptance of the Articles of Amendment, our name will become Republic Trinidad Corporation, and our existence will be perpetual.

      What does the board of directors recommend?

      Our board of directors has unanimously approved the amendments to our Articles of Incorporation, and recommends that you vote “For” ratification of certain acts taken since March 23, 2001 and “For” approval of the amendments to our Articles of Incorporation.

Questions and Answers about the Merger

      Who are the parties to the proposed merger? (see page 54)

      The Republic Corporation. We are a Texas corporation and registered bank holding company which owns all of the outstanding stock of The First National Bank in Trinidad, a national banking association with its main office in Trinidad, Colorado.

      Republic Merger Corp. The merger subsidiary is a shell Texas corporation and wholly-owned subsidiary of Republic organized solely for the purpose of facilitating this transaction. The merger subsidiary will merge with and into our company and will cease to exist after the merger. The merger subsidiary has no significant assets, liabilities or shareholders’ equity.

      Why is the merger being proposed? (see page 20)

      Our board of directors believes that the merger is in the best interests of our company, shareholders and banking community. The merger is being proposed for the following reasons:

•	The merger would enable us to terminate the registration of our common stock under the Securities Exchange Act for the purpose of avoiding the significant costs and personnel time commitment necessary for compliance with the Securities and Exchange Commission’s reporting requirements and the other additional material costs associated with being a reporting company.

•	The merger would also enable us to become eligible to be taxed for federal income tax purposes under Subchapter S of the Internal Revenue Code for the purpose of generally eliminating our federal income tax liability at the corporate level as well as the Bank’s state income tax liability.

      What are the basic terms of the merger transaction? (see page 55)

      Under the merger agreement, each share of common stock owned by a shareholder who does not meet the requirements to be a “qualified shareholder” will be converted into cash in the amount of $58.00 per share. Each share of common stock owned by a shareholder who meets the requirements to be a “qualified shareholder” will continue to represent one share of Republic common stock.

      How was the cash price for shares of our common stock determined? (see page 23)

      We retained The Bank Advisory Group, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to assist our board of directors in determining a fair price for shares of our common stock. Bank Advisory Group prepared and delivered an evaluation of the cash fair value of our common stock to our board of directors that explained the valuation methodologies for transactions such as the proposed merger. The board of directors reviewed the evaluation and determined that $58.00 is a fair price to our unaffiliated shareholders who will receive cash in the merger for their shares. The board also made a determination that $58.00 is a fair price to our unaffiliated shareholders who will retain their shares following the merger. The board considered the factors underlying the values presented by Bank Advisory Group, and other factors that the board deemed relevant, and determined that $58.00 per share represented a fair value for the cash merger consideration and set the value of the cash consideration to be received under the merger agreement at $58.00 per share.

      Subsequently, the board requested that Bank Advisory Group opine as to the fairness, from a financial point of view, of the cash consideration to be paid under the merger agreement. In response, Bank Advisory Group orally confirmed that it considered the price of $58.00 per share established by the board of directors to be fair, from a financial point of view. Bank Advisory Group issued an opinion, dated March 17, 2005, to our board of directors that the cash consideration to be received under the merger agreement was fair, from a financial point of view, to our shareholders, including those shareholders who are “unaffiliated shareholders” (i.e., shareholders who do not control and are not controlled by Republic), regardless of whether they would receive cash for their shares or would remain shareholders following the merger. We have attached a copy of the fairness opinion of Bank Advisory Group as Appendix F to this proxy statement.

      Who will be a “qualified shareholder” under the merger agreement? (see page 56)

      Subject to certain exceptions, to be a “qualified shareholder” under the merger agreement, you must satisfy all of the following criteria:

•	either individually or together with your spouse, you must own of record as of the effective time of the merger at least 250 shares of common stock of Republic;

•	you must be eligible to be a shareholder of an S corporation under the Internal Revenue Code and deliver to us an executed certificate of eligibility, the form of which is attached as Appendix B to this proxy statement;

•	you and your spouse, (or, if a trust, the person(s) treated as the shareholder(s) under the Internal Revenue Code) must consent to our election to become an S corporation by delivering to us an executed conformed Internal Revenue Service election form, the form of which is attached as Appendix C to this proxy statement; and

•	you and your spouse, (and, if a trust, certain other persons) must deliver to us an executed signature page to the Shareholders’ Agreement between our company and shareholders, the form of which is attached as Appendix D to this proxy statement.

      As of the date of this proxy statement, approximately 72 of a total 1,818 record shareholders of Republic owned at least 250 shares of common stock. For more information regarding the reasons that our board of directors set the ownership minimum at 250 shares, please see the section titled “The Proposed Merger — Structure of Merger — Reasons for ownership minimum,” beginning on page 59. The 72 shareholders who owned at least 250 shares as of the date of this proxy statement owned approximately 75% of our issued and outstanding shares. The approximately 1,746 shareholders who owned fewer than 250 shares owned approximately 25% of our issued and outstanding shares.

      What if I hold shares of Republic in different capacities or separate accounts? (see page 58)

      For purposes of determining the number of shares of Republic stock you own and whether you meet the minimum share ownership to be a “qualified shareholder,” we look at the record holder of such shares on our books and records, subject to certain exceptions such as shares owned in “street name.” The number of shares of Republic stock you own will be calculated separately from all other record shareholders, meaning that if you own shares of Republic stock in several capacities (except for shares held jointly by you and your spouse), those shares will not be combined for purposes of determining the 250 share ownership minimum. Please see “The Proposed Merger — Structure of Merger — How to determine ownership minimum,” beginning on page 58.

      What if I hold shares in “street name”? (see page 58)

      Shares of Republic stock held in “street name” (i.e., in the name of a broker, bank or other recordholder) will be deemed to be owned by the beneficial owner of such shares and considered in determining the ownership minimum only if you certify to us that you are the beneficial owner and provide such evidence of beneficial ownership as we may reasonably request. If we receive no certification and beneficial ownership information with respect to shares held in street name, such shares will be deemed to be owned by persons owning fewer than 250 shares of Republic stock and as such will receive the cash merger consideration per share. Nevertheless, all shares must be owned of record by a person who is eligible to be a shareholder in an S corporation. Please see “The Proposed Merger — Structure of Merger — How to determine ownership minimum,” beginning on page 58.

      What is the Shareholders’ Agreement? (see page 61)

      The Shareholders’ Agreement is an agreement between our company and shareholders that is intended to restrict the transfer of shares of our common stock in certain situations that may jeopardize our continuing eligibility as an S corporation. We have attached the form of the Shareholders’ Agreement as Appendix D to this proxy statement.

      When will Republic determine whether I am a “qualified shareholder”? (see page 58)

      We will determine whether you are a “qualified shareholder” when the merger is completed. The merger will not become effective before 5:00 p.m. on May 2, 2005, which is the deadline for delivering to us a properly executed certificate of eligibility, conformed Internal Revenue Service election form and Shareholders’ Agreement signature page. You may restructure your ownership as necessary to acquire additional shares to become a “qualified shareholder.” Alternatively, if you own at least 250 shares of Republic stock, but do not desire to be a “qualified shareholder,” you may instead simply decline to return the required documents to us, as described on page 56 in the section titled “The Proposed Merger — Structure of Merger — Criteria to be a ‘qualified shareholder’,” and instead receive the $58.00 per share in cash for your Republic stock. Accordingly, if you wish to restructure your ownership interest or acquire additional shares of common stock from third parties to obtain the ownership minimum, you should do so no later than 5:00 p.m. on May 2, 2005. After the merger is completed, you will be unable to (i) deliver the required documents described above or (ii) restructure your ownership interest or acquire additional shares of common stock to obtain the ownership minimum, for the purpose of becoming a “qualified shareholder.”

      What happens when I submit the required documentation to become a “qualified shareholder?” (see page 56)

      When you submit the required documentation as described on page 56 in the section entitled “The Proposed Merger — Structure of Merger — Criteria to be a “qualified shareholder”,” we will review the documentation to ensure that you have submitted all of the required documents, but we will not investigate to determine whether required documentation has been properly completed. If an error is found, we may, but are not required to, notify you of such error, and you will be permitted to correct any such errors and resubmit the affected documents prior to 5:00 p.m. on May 2, 2005. If after this deadline, but prior to the completion of the merger, it is discovered that any required document contains an error, you will fail to qualify as a “qualified shareholder” and you will instead receive the $58.00 per share merger consideration for your Republic stock. Accordingly, we urge you to submit the required documents as soon as possible.

      What effects will the merger have on my interest in Republic?

      The effects of the merger on your interest will vary depending on whether you receive cash for some or all of your shares and whether you continue to remain a shareholder following the merger.

      As to any shares that are exchanged for cash in the merger, you will

•	receive cash in the amount of $58.00 per share;

•	incur no brokerage costs;

•	have no ability to participate in any future potential earnings or growth of the company or any shareholder votes;

•	have no ability to reacquire the shares except in a transaction with a third party; and

•	likely be required to pay federal and, if applicable, state and local income taxes on the taxable gain or loss from the cash amount received. Each of these items is described more fully in the section titled “Special Factors — Certain Effects of the Merger On Our Shareholders — Cashed-out shares.”

      As to any shares that are not exchanged for cash in the merger, you will

•	retain an ongoing equity interest in the company, including the ability to participate in any future potential earnings and growth;

•	experience an increase in your ownership percentage because there will be fewer shares outstanding;

•	be required to include your pro rata share of our earnings in calculating your federal income tax liability;

•	have decreased access to information regarding our company because our common stock will no longer be registered with the Securities and Exchange Commission;

•	have decreased liquidity in your shares; and

•	be restricted in your ability to transfer your shares as a result of the Shareholders’ Agreement.

      On a pro forma basis, giving effect to the transaction, we expect that our earnings per share will decrease as a result of the merger and our book value per share will decrease as a result of the merger. We also expect that the collective share ownership of our directors and executive officers will increase as a result of the merger. Each of these items is described more fully in the section titled “Special Factors — Certain Effects of the Merger on Our Shareholders — Remaining shares.” Finally, persons who remain shareholders following the merger will also experience the consequences of becoming an S corporation shareholder. These consequences are discussed more completely in the section titled “Consequences of a Subchapter S Election.”

      What effects will the merger have on Republic?

      We expect that the merger will have the following effects on our Company:

•	reduction in number of shareholders and outstanding shares;

•	decrease in pro forma earnings per share and decrease in pro forma book value per share;

•	reduction in liquidity of common stock;

•	termination of Securities Exchange Act registration;

•	elimination of federal income tax liability, with certain exceptions;

•	expectation of quarterly distribution to cover estimated taxes; and

•	increase in share ownership of executive officers and directors.

      May executive officers or directors of Republic have interests in the transaction that are different than mine? (see page 63)

      Our executive officers and directors may have interests in the transaction that are different from your interests as a shareholder, or relationships that may present conflicts of interest, including the following:

•	A majority of our directors and executive officers own of record 219,997 shares of our common stock and will be eligible to retain their shares following the merger; and

•	Assuming the merger was completed as of the date of this proxy statement and all shareholders owning at least 250 shares of our common stock became “qualified shareholders” (as a majority of our executive officers and directors are eligible to become), the aggregate ownership percentage of our directors and executive officers would have increased from approximately 65% to 88%.

      Are there special factors that I should consider in evaluating the proposed merger? (see page 14)

      Yes. In evaluating the merger, we urge you to carefully review the section titled “Special Factors,” beginning on page 14 for a discussion of certain risks and other factors related to the proposed merger and subsequent Subchapter S election.

      Am I entitled to dissenters’ rights? (see page 64)

      Under Texas law, you are entitled to dissent from the merger and you may have appraisal rights in connection with the merger. To exercise your dissenters’ rights, you must comply with all procedural requirements of Texas law. A description of the relevant sections of Texas law is provided in “Dissenting Shareholders” on page 64. We have also attached a copy of the applicable sections of the Texas Business Corporation Act as Appendix E to this proxy statement.

      When will the merger be completed?

      We are working to complete the merger by May 13, 2005. However, we cannot assure you when or if the merger will occur. We must first obtain the approval of our shareholders at the special shareholders’ meeting and satisfy, or obtain a waiver of, a number of other conditions to the merger that are described more fully in the sections titled “The Proposed Merger — Conditions to Consummation of the Merger” and “The Proposed Merger — Regulatory Approvals,” beginning on pages 66 and 67, respectively.

      What are the tax consequences of the merger to Republic? (see page 39)

      The major factor in our board’s decision to make an S election is the elimination of corporate level income tax. Without Subchapter S tax treatment, we are required to pay taxes once at the corporate level and, if we pay dividends to shareholders, our shareholders are taxed again at the shareholder level. The combined impact of two levels of tax can be an effective federal tax rate of approximately 45%. However, because the earnings of an S corporation are passed through to you, the shareholders of Republic, those earnings are generally taxed only at the shareholder level, and not at the corporate level. Republic’s tax consequences of operating as an S corporation are more fully described in the section titled “Consequences of A Subchapter S Election — Tax Consequences of Subchapter S Status,” on page 44.

      What are the tax consequences of the merger to me? (see page 37)

      In general, if you do not receive any cash in the merger because you are a “qualified shareholder,” we expect that the merger will be tax-free to you for federal income tax purposes. If you receive cash in the merger for your shares, you will likely recognize taxable gain or loss upon your receipt of cash. You should consult with your own tax advisor to determine the particular tax consequences of the merger that are applicable to you.

      What are the tax consequences to me as a shareholder of an S corporation? (see page 44)

      As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the taxable year on a daily basis. Consequently, an S corporation is taxed like a partnership. That is, if you own 10% of the common stock, 10% of the income, expenses, losses and gains will be passed through to you and you will be liable for the taxes on that amount. Moreover, separately stated items of income and loss will pass directly through to shareholders, retaining the character of each separately stated item (e.g., capital gain, capital loss). Our board of directors anticipates that we will make quarterly distributions to our shareholders to enable them to meet their personal tax obligations with respect to their ownership of Republic stock. However, we cannot assure you that we will have the financial ability to make these distributions. For a description of our dividend policy, see “Market for Securities and Dividend Information — Dividends — Republic.” Even if we do not make these distributions, you will still be required to include your pro rata share of Republic’s income in calculating your quarterly estimated tax payments and annual tax payments. Therefore, circumstances could exist in which shareholders would be required to recognize taxable income for federal income tax purposes without receiving cash distributions related to that income. The tax consequences to you as a shareholder in an S corporation are more fully described in the section titled “Consequences of A Subchapter S Election — Tax Consequences of Subchapter S Status — Shareholder liability for income taxes on corporate earnings,” on page 45.

      Should I send in my stock certificates now? (see page 63)

      Do not send in your stock certificates now. When the merger is completed, we will send written instructions to you for use in exchanging your stock certificates for new stock certificates or cash.

      May the merger agreement be amended or terminated? (see page 67)

      Yes. The merger agreement may be amended or terminated at any time before the merger is completed upon the mutual written consent of the boards of directors of Republic and the merger subsidiary. With certain exceptions, additional shareholder action is generally not required.

      Will there be restrictions on the transfer of my common stock after the merger? (see page 61)

      Yes. Shareholders following the merger will have executed the Shareholders’ Agreement, which is intended to limit their ability to transfer their shares of stock to a person or entity who would jeopardize our continuing eligibility as an S corporation. Under the Shareholders’ Agreement, you will not be permitted to transfer your shares of Republic stock to:

•	a person who is not eligible to be a shareholder of an S corporation;

•	certain other persons or entities, including certain trusts and, under certain circumstances, minors;

•	a person who would not own a shareholder slot following the transfer;

•	if the transfer would cause, or create a material risk of causing, us to become ineligible to be an S corporation; or

•	if the transfer does not otherwise comply with the terms and provisions of the Shareholders’ Agreement. Our board of directors will determine whether the transfer is permitted or prohibited for purposes of the Shareholders’ Agreement.

If, in the opinion of the board, a proposed transfer of Republic stock is not a permitted transfer, the Shareholders’ Agreement provides that the you would be notified and given the opportunity to:

•	maintain ownership of the shares;

•	locate another person to whom, in the opinion of the board, a transfer of stock would be permitted;

•	grant the company, first, the remaining shareholders, on a pro rata basis, second, and an assignee or assignees of the company, third, the right to purchase the stock at the price agreed upon by you and the company or at the “fair value” of the shares as determined pursuant to the Shareholders’ Agreement.

      The Shareholders’ Agreement is more fully described in the section titled “The Proposed Merger — Structure of Merger — Execution of Shareholders’ Agreement,” on page 61.

      What does the board of directors recommend?

      Our board of directors has unanimously approved the merger agreement and recommends that you vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the agreement. The board believes that the transaction is in the best interests of our shareholders. The board has determined that the merger and the merger agreement are substantively and procedurally fair to all of our unaffiliated shareholders who will receive cash in the merger. The board has also determined that the merger and the merger agreement are substantively and procedurally fair to our unaffiliated shareholders who will retain their shares following the merger. In reaching its decision to recommend and approve the merger proposal, the board considered a number of factors, including the valuation prepared by Bank Advisory Group See “Special Factors — Financial Fairness” and “Special Factors — Recommendation of Our Board of Directors” beginning on pages 22 and 31, respectively. In meeting its fiduciary obligations to Republic, our board of directors has also determined that the proposed merger is in the best interests of the company.

      Have Republic’s affiliates considered the fairness of the merger transaction?

      Yes. For purposes of this transaction, each of our directors and executive officers, as well as those of Republic Merger Corp., are considered affiliated persons engaged in the “going private” transaction. Accordingly, among other things, each is making a determination of the fairness of the merger transaction. As more fully described in the section titled “Special Factors — Recommendation of Our Board of Directors — Determination of fairness of the proposal transaction by filing persons,” beginning on page 36, each of the affiliates listed on page 36 of this proxy statement who are “filing persons” under securities law has determined that the merger and merger agreement are substantively and procedurally fair to all of our unaffiliated shareholders who will receive cash in the merger. The filing persons have also determined that the merger and the merger agreement are substantively and procedurally fair to our unaffiliated shareholders who will retain their shares following the merger.

      How will the merger be funded? (see page 36)

      We expect to fund the cash merger consideration through the issuance of trust preferred securities, prior to the consummation of the merger. We plan on issuing the trust preferred securities through an exemption from the registration requirements of the Securities Act of 1933. The trust preferred securities will be senior to the shares of Republic common stock that you own.

      Will the merger affect the daily operations of Republic or the Bank? (see page 68)

      We anticipate that the merger will have little effect on the operations of our company or the Bank, each of which will continue its existing operations in substantially the same manner as it now conducts them. The merger will not result in any changes to the board or management of our company or the Bank.

Questions and Answers about the Special Meeting

      When and where is the special shareholders’ meeting?

      The meeting will be held on May 13, 2005 at 9:00 a.m., local time, at The First National Bank in Trinidad, 100 East Main Street, Trinidad, Colorado.

      What is the purpose of the meeting?

      At the meeting, you will be asked to (i) ratify certain lawful acts of Republic’s board of directors and management taken since March 23, 2001, (ii) consider and vote upon certain amendments to Republic’s Articles of Incorporation, and (iii) consider and vote to approve and adopt the merger agreement by and between Republic and the merger subsidiary and the transactions contemplated by the merger agreement.

      How many votes do I have?

      You have one vote for each share of common stock you owned on March 17, 2005, the record date for the special meeting.

      How many votes can be cast by all shareholders?

      As of the date of this proxy statement, 336,725 shares of common stock were issued and outstanding and held of record by approximately 1,818 shareholders.

      How many votes must be present to hold the meeting?

      A majority of the votes that can be cast, or at least 168,670 votes, must be present in person or by proxy to hold the meeting. The shares owned by shareholders present at the meeting or represented at the meeting by a properly executed proxy, but who abstained from voting on a particular proposal, and broker non-votes will be treated as shares that are present and entitled to vote at the shareholders’ meeting for determining whether a quorum exists, but will not be counted as a vote “FOR” or “AGAINST” that proposal. If not enough votes are present, whether in person or by proxy, to constitute a quorum, we may adjourn or postpone the meeting to allow for a quorum to be present. Your proxy would not confer authority to the persons named in the proxies to vote to postpone or adjourn the special meeting.

      What happens if the meeting is postponed or adjourned?

      Shareholders may be asked to vote upon a proposal to adjourn or postpone the special meeting. Any adjournment or postponement could be used for the purposes of allowing additional time for soliciting votes from our shareholders to approve and adopt the matters to be considered at the special meeting or to satisfy other conditions to, among other things, the completion of the merger that we elect to satisfy prior to seeking a vote of our shareholders in connection with the proposals. Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

      What vote is required to approve the proposals and the merger agreement to be considered at the meeting?

      Each of the proposals independently must be approved by the affirmative vote at least two-thirds of the issued and outstanding shares of our common stock present, in person or by proxy, at the special meeting. Each proposed amendment to Republic’s Articles of Incorporation must be approved separately.

      How do I vote?

      You may vote by completing and returning a proxy or by voting in person at the meeting. We encourage you to attend the special meeting, and execution of the enclosed proxy will not affect your right to attend the meeting and vote in person. However, to ensure that your shares are voted in accordance with your wishes and that a quorum is present at the meeting, we urge you to complete, sign and return the enclosed green proxy sheet to us as promptly as possible in the enclosed self-addressed, stamped envelope. Your prompt response will help reduce proxy solicitation costs, which are paid for by us.

      Voting by proxy. If you vote by proxy, your proxy will be voted in accordance with your instructions. If you return a signed proxy sheet without indicating your vote, your shares will be voted for approval and adoption of the merger agreement.

      Voting in person. If you attend the meeting, you may deliver your completed proxy sheet in person or you may vote by completing a ballot which will be available at the special meeting.

      Can I change my vote after I have mailed my signed proxy or revoke my election form after I have submitted it to the company?

      Yes, you may change your vote by delivering to the secretary of the company, prior to the time that the proxy is voted, a written, dated instrument stating that the proxy is revoked or a subsequent proxy that is signed by the person entitled to vote the shares. However, mere attendance at the special meeting will not of itself revoke a proxy. For more information on how to revoke your proxy, see the section entitled “The Special Meeting — Vote Required” on page 70. In addition, you may revoke your election form at any time prior to the completion of the merger by contacting the company’s secretary as more fully described in the section entitled “The Proposed Merger — Structure of Merger — Execution of election form” on page 61.

      What if my shares are not registered in my name?

      If your shares are registered in “street name” you must either direct the record holder of your shares as to how to vote your shares or obtain a proxy from the record holder to vote at the special meeting. Your broker will not vote your shares for you unless you provide instructions to your broker on how to vote. It is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

      Who can help answer my questions?

      If you have any questions about the special meeting or the merger, or if you need additional copies of the enclosed materials or proxy sheet, you should contact: R. Dean Eisemann, Secretary, The Republic Corporation at 5340 Weslayan, P.O. Box 270462, Houston, Texas 77277. The telephone number is (713) 993-9200.

      What do I need to do now?

      After you have carefully read this proxy statement, please indicate on the green proxy sheet how you want to vote. Complete, sign, date and return the proxy sheet to us as soon as possible in the enclosed postage-prepaid return envelope so that your shares will be represented and voted at the special meeting.

FORWARD-LOOKING STATEMENTS

      This proxy statement includes various forward-looking statements about Republic and the Bank that are subject to risks and uncertainties. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives.

      Statements preceded by, followed by or that otherwise include the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are generally forward-looking in nature and not historical facts. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. You should understand that the following important factors, in addition to those discussed elsewhere in this proxy statement or in the documents that are referenced by this proxy statement, could affect our future results following the merger and could cause results to differ materially from those expected in such forward-looking statements:

•	the effect of economic conditions and interest rates on a local, state or national basis;

•	the performance of the businesses of Republic and the Bank following the merger;

•	the competitive pressures in the financial services industry;

•	the financial resources of, and products available to, competitors;

•	changes in laws and regulations to which Republic, the Bank, our customers, competitors and potential competitors are subject, including those related to banking, tax, securities, insurance and labor;

•	the loss of senior management or operating personnel and the potential inability to hire qualified personnel at reasonable compensation levels; and

•	opportunities that we may pursue following the merger.

      These forward-looking statements involve risks and uncertainties in addition to the factors described in the section titled “Special Factors,” beginning on page 14. It is not possible to foresee or identify all such factors. You should consider the areas of risk described in this proxy statement in connection with any forward-looking statements that may be made by Republic or the Bank or anyone acting for either or both institutions. Except for any ongoing obligations to disclose material information under federal or state securities laws, we do not undertake any obligation to update any forward-looking statement, or to disclose any facts, events or circumstances after the date of this proxy statement that may affect the accuracy of any forward-looking statements. The safe harbor provisions of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, do not apply to the merger described in this proxy statement.

PROPOSAL I — RATIFICATION OF CERTAIN ACTS

      The first proposal submitted to the vote of shareholders of Republic concerns the ratification of certain acts by management of Republic. Corporations that are incorporated under the laws of the state of Texas are required to submit franchise tax returns each year regardless of whether any franchise tax is due. The Texas franchise tax is a privilege tax imposed on each corporation and limited liability company chartered or organized in Texas or doing business in Texas.

      From 2001 through 2004, management of Republic reviewed Republic’s franchise tax obligations and determined that no tax was due. Consequently, Republic did not file any franchise tax return with the State of Texas for those years. However, even if no franchise tax is due, a Texas corporation must file a franchise tax return in order to keep its corporate charter current. The misunderstanding of Republic’s management resulted in Republic’s corporate charter being forfeited by the Texas Secretary of State on March 23, 2001.

      The Texas Business Corporation Act (“TBCA”) provides that the Secretary of State may revoke and forfeit a corporation’s charter when it is established that the corporation has failed to file a required report when due or has failed to pay any fees, franchises taxes, or penalties required by law when those fees, taxes or penalties have become payable. The TBCA further provides that the corporate charter may be reinstated by the Secretary of State upon approval of a reinstatement application by the corporation. However, reinstatement will not be allowed if the corporate name is the same or is substantially (and deceptively) similar to a corporate name already on file with the Secretary of State, unless the reinstating corporation amends its articles of incorporation to change its name to avoid the similarity.

      When the reinstatement is approved, the corporate existence of the corporation is deemed to have continued uninterrupted from the date of the charter was forfeited, except that reinstatement has no effect on the issue of personal liability of the directors, officers, and agents of the reinstated corporation during the period between dissolution and reinstatement.

      In connection with its preparation for the “going private” transaction/ Subchapter S election, management of Republic became aware of this oversight and loss of its corporate charter in November 2004. Because our corporate charter was forfeited, and because we continued to act as a corporation and have continued engaging in activities consistent with being a corporation, we are asking that our shareholders ratify those acts as lawful acts taken by Republic as a corporation. The actions of Republic’s management to be ratified by the shareholders include all lawful acts by our board of directors and management taken in the ordinary course of business since March 23, 2001, when our corporate charter was forfeited. We are not asking that the shareholders ratify any acts that may violate state or federal law, nor will ratification of the acts by our shareholders waive any claim or right that shareholders may have with respect to Republic.

      The Board of Directors recommends that you vote “FOR” the ratification of all lawful acts taken by Republic’s management and board since March 23, 2001 as lawful acts taken by Republic as a corporation. Shares voted “ABSTAIN” and shares not voted will have the same effect as if those shares were voted “AGAINST” ratification.

PROPOSAL II — APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION

Description of Proposed Amendments

      Republic’s Board of Directors, at a meeting held on November 26, 2004, unanimously adopted resolutions approving each of the proposed amendments to Republic’s Articles of Incorporation. The proposed amendments provide for: (i) amending Article I of Republic’s Articles of Incorporation to change the corporate name of Republic to Republic Trinidad Corporation; and (ii) amending Article IV of Republic’s Articles of Incorporation to provide for a perpetual corporate existence.

Proposed Amendment to Article I

The Proposed Amendment

      The Board of Directors recommends that the shareholders approve and adopt the proposed Article I of Republic’s Articles of Incorporation, replacing, in its entirety, the current Article I, as amended, of Republic’s Articles of Incorporation.

      The text of Article I of Republic’s Articles of Incorporation, in its current form, is as follows:

           “The name of this corporation shall be The Republic Corporation.”

      The text of proposed Article I of Republic’s Articles of Incorporation, which will replace existing Article I in its entirety, is as follows:

           “The name of this corporation shall be Republic Trinidad Corporation.”

Background and Reasons for the Proposed Amendment

      As discussed in the preceding section, Republic’s corporate charter was forfeited due to a failure to file franchise tax returns. Management of Republic learned of the forfeiture of our charter in November 2004. However, during the interim, the corporate name of “The Republic Corporation” was acquired and is being utilized by another entity in Texas. Consequently, Republic must reinstate its corporate existence under a new corporate name that is not substantially, or deceptively, similar to “The Republic Corporation.” Accordingly, management has determined that the corporation’s new name will be “Republic Trinidad Corporation,” and desires to amend Article I of our Articles of Incorporation to reflect this new name. The name change will become effective when we file notice of the name change, along with the application for reinstatement documents, with the Texas Secretary of State.

      A failure by our shareholders to approve the proposed amendment to Article I of Republic’s Articles of Incorporation will prevent us from reinstating our corporate charter. As a result, we would need to select a new corporate name and re-solicit proxies. If this Proposal II and the Amendment to Article I of our Articles of Incorporation is not approved by the shareholders, we will not be able to proceed with our “going private” transaction or our Subchapter S election because we will need to reinstate our corporate existence before we can merge with the merger subsidiary. A re-solicitation will add considerable expense and time to the “going private” transaction/ Subchapter S election described under Proposal III in this proxy statement.

      The Board of Directors recommends that you vote “FOR” the adoption of the proposed Article I of Republic’s Articles of Incorporation to amend and replace existing Article I in its entirety. Shares voted “ABSTAIN” and shares not voted will have the same effect as if those shares were voted “AGAINST” approval of the amendment.

Proposed Amendment to Article IV

The Proposed Amendment

      The Board of Directors recommends that the shareholders approve and adopt the proposed Article IV of Republic’s Articles of Incorporation, replacing, in its entirety, the current Article IV of Republic’s Articles of Incorporation.

      The text of Article IV of Republic’s Articles of Incorporation, in its current form, is as follows:

“This corporation, unless sooner dissolved, shall exist for fifty (50) years from the date this charter is filed in the office of the Secretary of State of the State of Texas.”

      The text of proposed Article IV of Republic’s Articles of Incorporation, which will replace existing Article IV in its entirety, is as follows:

“The period of this corporation’s duration is perpetual.”

Background and Reasons for the Proposed Amendment

      When Republic was originally incorporated in 1955 as the Columbia General Investment Corporation, its Articles of Incorporation provided, as was common at the time, for a corporate existence of fifty (50) years from the date the original Articles of Incorporation were filed with the Texas Secretary of State. Our Articles of Incorporation were originally filed on January 11, 1955, which would result in our corporate charter’s expiration on January 11, 2005. Therefore, our board of directors desires to amend the Article IV of Republic’s Articles of Incorporation to provide that Republic’s corporate existence is perpetual unless and until dissolved by Republic or by the Texas Secretary of State.

      A failure by our shareholders to approve the proposed amendment to Article IV of Republic’s Articles of Incorporation will prevent us from retaining our corporate charter. As result, we would need to reincorporate and re-solicit proxies. If this Proposal II and the amendment to Article IV is not approved by the shareholders, we will not be able to proceed with our “going private” transaction or your Subchapter S election because we would no longer have a corporate existence, and would need to reincorporate before we can merge with the merger subsidiary. A reincorporation, followed by a re-solicitation of proxies, will add considerable expense and time to the “going private” transaction/ Subchapter S election described under Proposal III in this proxy statement.

      The Board of Directors recommends that you vote “FOR” the adoption of the proposed Article IV of Republic’s Articles of Incorporation to amend and replace existing Article IV in its entirety. Shares voted “ABSTAIN” and shares not voted will have the same effect as if those shares were voted “AGAINST” approval of the amendment.

PROPOSAL III — THE AGREEMENT AND PLAN OF MERGER

      The Agreement and Plan of Merger provides for the merger of Republic Merger Corp., a wholly-owned subsidiary of The Republic Corporation, with and into The Republic Corporation, with The Republic Corporation surviving the merger in what is commonly referred to as a “going private” transaction. The proposed merger would reduce the number of shareholders of record to fewer than 100, allowing us to qualify to elect to be taxed as a Subchapter S corporation for federal income tax purposes and to terminate the registration of our common stock under the Securities Exchange Act of 1934, thereby avoiding the significant costs and personnel time commitment required with being a public company.

SPECIAL FACTORS

Background of the Merger

Election to be Taxed as a Subchapter S Corporation

      In 1996, Congress enacted the Small Business Job Protection Act. One of the provisions of the Act amended certain sections of the Internal Revenue Code to permit financial institutions that meet certain requirements to be taxed under Subchapter S of the Internal Revenue Code. Since that date, more than 2,000 community banks have elected Subchapter S tax treatment. A corporation taxed under Subchapter S of the Internal Revenue Code is commonly referred to as an “S corporation.” The primary advantage of being an S corporation is that S corporations are generally not subject to federal and, depending on the jurisdiction, state income taxes at the corporate level.

      The market for financial services and the regulatory environment in which we and the Bank operate has changed substantially over the past several years. Our industry has undergone substantial consolidation, which has resulted in larger financial institution competitors further increasing their competitive advantage with respect to Job economies of scale and access to lower cost capital through public capital markets. In addition, following the passage of the Small Business Protection Act, numerous community bank competitors have elected to become Subchapter S corporations, which has generated a competitive advantage to those banks by generally eliminating their federal corporate income tax liability while we continue to incur corporate level taxes. These banks are also avoiding the expenses associated with being a public company. Finally, as court decisions and regulations have expanded the banking powers of credit unions, we have experienced increased competition from these financial institutions, which — like Subchapter S banks — are not subject to federal income taxation. These changes have required our board of directors to reevaluate our long-term business plans and future opportunities in the competitive and highly regulated financial services industry. As a part of this process, the board has been evaluating a Subchapter S election for our company and the Bank.

      The Small Business Job Protection Act also provides that a parent corporation may elect to become an S corporation, treat any wholly-owned subsidiaries as “qualified Subchapter S subsidiaries” and receive beneficial Subchapter S tax treatment for its subsidiaries. Consequently, upon consummation of the merger, we would be able to elect to become an S corporation and elect for the Bank to become a qualified Subchapter S subsidiary. Thereafter, we would generally not be subject to federal income taxes at the corporate level or federal or state income taxes at the Bank level.

      Electing to become an S corporation would enable us to realize significant tax savings and improve our profitability, increasing the likelihood that the Bank will remain an independent community bank, which is consistent with our strategic plans.

Termination of Registration of Our Common Stock

      At the time that we formed our holding company, our number of shareholders triggered a requirement under the federal securities laws that we register our common stock under section 12(g) of the Securities Exchange Act. By registering our common stock, we became subject to a number of rules and regulations applicable to companies having a class of stock registered with the Securities and Exchange Commission, which are commonly referred to as “reporting companies.”

      As a reporting company,

•	we are required to file annual reports with the Securities and Exchange Commission on Form 10-KSB, which include audited financial statements, a comprehensive discussion of our financial condition and results of operations, disclosure regarding market risks, information about directors, executive officers and executive compensation, and a description of our business, properties and legal proceedings;

•	we are required to file quarterly reports with the Securities and Exchange Commission on Form 10-QSB, which include unaudited financial statements for the quarter and year to date, a comprehensive discussion of our financial condition and results of operations for the period and year to date, disclosure regarding market risks, and a discussion of our legal proceedings;

•	we are required to file proxy statements and related materials as required by Regulation 14A under the Securities Exchange Act;

•	we are required to file current reports with the Securities and Exchange Commission on Form 8-K to disclose certain other material developments;

•	we (along with our officers and directors) are subject to potential civil and criminal liability resulting from violations of the Securities Exchange Act;

•	we are required to file certain schedules and other documents with the Securities and Exchange Commission prior to repurchasing shares of our common stock, with certain exceptions; and

•	we are subject to a number of new requirements and obligations resulting from the Sarbanes-Oxley Act of 2002, including enhanced financial disclosures and requirements regarding the composition of the board of directors and other matters of corporate governance.

      The costs associated with compliance with the myriad of rules and regulations applicable to us as a reporting company comprise a material overhead expense. We expect that these costs will continue to increase and become more significant following the enactment of the Sarbanes-Oxley Act of 2002 and the regulations promulgated under the Act. These costs include:

•	legal expenses to review Securities and Exchange Commission filings and advise us with respect to compliance;

•	accounting and auditors’ fees;

•	costs of printing and mailing the Securities and Exchange Commission documents;

•	specialized software and other filing costs associated with Securities and Exchange Commission reports and other filings; and

•	directors’ and officers’ liability insurance premiums.

      In addition to the direct costs associated with compliance with Securities and Exchange Commission rules and regulations, we are also affected by indirect costs to our business associated with the diversion of employees from core banking operations to compliance activities. While these indirect costs are less susceptible to quantification, management believes these indirect costs are real and material.

      The direct and indirect costs of compliance with Securities and Exchange Commission rules and regulations and of being a reporting company have been increasing over the years, and we believe that they will continue to increase, in light of the Sarbanes-Oxley Act of 2002 and the additional rules and regulations promulgated by the Securities and Exchange Commission as a result of the Act. In particular, we expect accounting fees and insurance premiums paid by reporting companies to increase in the near future at a significantly higher rate than those paid by non-reporting companies.

Management Discussion

      In the Summer of 1999, John Davis, who at that time was a member of the board of directors of our subsidiary bank, but not of Republic, and shareholder of Republic, attended a bank director seminar at which Subchapter S tax treatment of banks and bank holding companies was discussed. Following that seminar, Dr. Davis discussed with management the desirability of Republic electing Subchapter S tax treatment. As a result of those discussions, our Chairman of the Board invited legal counsel to meet with management to explain Subchapter S tax treatment and its feasibility for Republic.

      On September 10, 1999, members of our management team met with counsel to discuss Subchapter S tax treatment and how it would affect Republic. Subsequent to that meeting, management reviewed the costs and perceived benefits of engaging in a transaction that would allow Republic to terminate the registration of our common stock under the Securities Exchange Act and to qualify to elect Subchapter S tax treatment. In addition, the board reviewed Republic’s costs of remaining an SEC reporting company. In late 1999, our Chairman of the Board determined that the costs of engaging in a transaction to qualify to elect Subchapter S tax treatment then outweighed the costs of remaining an SEC reporting corporation.

      From 1999 through 2004, management continued to monitor legislation affecting Subchapter S tax treatment, but had not concluded that proceeding with a transaction to qualify to elect Subchapter S tax treatment was in our shareholders’ best interest. Following the enactment of the Sarbanes-Oxley Act of 2002, management, however, began to see increased costs and burdens associated with Republic remaining a reporting company.

      On March 28, 2003, Republic’s former accountants notified management that they would not stand for re-election as Republic’s auditors and would no longer be able to audit Republic’s financial statements because they did not intend to register with the Public Company Accounting Oversight Board to audit public companies. As a result, Republic was required to retain new auditors registered with the Public Company Accounting Oversight Board to prepare and issue audit reports for public companies. The change in auditors resulted in a significant increase in expenses for Republic.

      In early 2004, management, led by our Chairman, J. Eisemann, IV, began to reconsider its previous decision not to pursue a transaction to become eligible to elect Subchapter S tax treatment and to terminate the registration of our common stock under the Securities Exchange Act. Management believed that the costs of being registered with the Securities and Exchange Commission were likely to materially increase in the future and that Republic had been realizing minimal benefit as a result of our status as a reporting company. In addition, management considered the time, effort and cost associated with implementation of the Section 404 internal controls certification provisions of the Sarbanes-Oxley Act and anticipated a material increase of up to four times Republic’s current costs related to its Securities Exchange Act reporting requirements. Furthermore, the board believed that, in order to continue as a reporting company, our existing compliance programs would need to be updated.

      Management, including Mr. Eisemann and directors Boyd and Davis, continued to investigate and report to the board prior to the 2004 annual shareholders’ meeting the possibility of terminating our Securities Exchange Act registration and electing to be taxed as an S corporation for federal income tax purposes. As a part of its analysis, management considered the experiences and results over the last few years of other Colorado-based financial institutions and bank holding companies that have elected to become S corporations. Management concluded that the elimination of double taxation of corporate earnings has enabled those institutions to strengthen their capital condition to support growth opportunities, become more competitive in pricing loans and deposits and/or increase the distribution rate to shareholders. Management further concluded that those effects have generally increased their respective competitive positions and enhanced their respective franchise values.

      On July 22, 2004, Republic held its 2004 annual meeting of shareholders. During the meeting, Mr. Eisemann, our Chairman, questioned the efficacy of remaining a small public company in view of the extraordinary costs of compliance associated with Sarbanes-Oxley Act. Mr. Eisemann also advised the shareholders that, due to the requirement under the Sarbanes-Oxley Act that public companies must use auditors registered with the Public Company Accounting Oversight Board, Republic would incur increased auditing costs by an estimated 400%. Our Chairman also discussed with our shareholders the reasons for remaining public, which primarily included the perception of enhanced marketability of a public company’s securities, and the benefits of going private and electing to be taxed as an S corporation, which included reduced expenses and federal tax advantages associated with making an election to be taxed as an S corporation. Following our Chairman’s comments, directors Davis and Boyd suggested that our shareholders authorize the board to renew its determination as to the feasibility of going private and electing Subchapter S tax treatment. The shareholders authorized management to do so.

      Following the shareholders’ meeting, management, led by our Chairman, continued to investigate the benefits and costs associated with making a Subchapter S election and terminating our registration and consult with corporate counsel and our independent accountants in evaluating these matters.

      In addition, management considered and discussed a proposed Subchapter S election for our company, including (i) the effects on both our company and shareholders of making a Subchapter S election, (ii) the requirements to become an S corporation, (iii) certain tools that we could use to maintain our S corporation election after the election is made, (iv) termination of the S corporation election (voluntarily or inadvertently), and (v) the proposed structure of a transaction to become eligible to make an S corporation election.

      Finally, our executive officers considered and discussed regulatory issues associated with the transaction including that a repurchase of shares would trigger a regulatory filing with the Federal Reserve Bank of Kansas City as a result of the increase in percentage ownership by our largest shareholder group.

      At the board’s September 8, 2004 meeting, our Chairman advised the board on the results of management’s investigations, including the costs and benefits of remaining a reporting company and of making a Subchapter S election. Our Chairman advised the board that the transaction would be subject to the review of the Securities and Exchange Commission in the form of a Schedule 13E-3 filing. The board of directors also discussed the fiduciary duties owed by the board of directors in the context of a transaction such as the proposed merger, including that the transaction be fair, procedurally and substantively, to all shareholders.

      Also at the September 8, 2004 board meeting, the board agreed to have a valuation of our common stock prepared to assist the board in determining a fair price for our common stock and to engage Bank Advisory Group as financial advisor to assist the board on valuation methodologies and render a fairness opinion of the cash price determined by the board to be paid in connection with a proposed transaction.

      Our board of directors also evaluated at its September 8, 2004 meeting three alternative structures for reducing our shareholder base: a tender offer, a reverse stock split and a merger.

      Tender offer. Our board of directors considered an issuer tender offer to repurchase shares of our outstanding common stock to reduce the number of shareholders to fewer than 100. However, the board determined that the results of the tender offer would be unpredictable due to its voluntary nature. Moreover, because a tender offer would be voluntary, the board noted that the transaction could be more expensive and take significantly longer to complete, which could jeopardize our ability to terminate our registration in a timely manner. A tender offer would not provide any assurance that we would be eligible to make a Subchapter S election even after the tender offer because all remaining shareholders would still be required to be eligible S corporation shareholders and to consent to the election. The tender offer process would not afford us the ability to compel an ineligible shareholder to sell his shares or an eligible shareholder to consent to the Subchapter S election. Finally, a tender offer would not provide us with any assurances that we would be able to maintain our Subchapter S election after it is made because the tender offer process would not afford us the ability to require a shareholder to execute the Shareholders’ Agreement. See “The Proposed Merger — Structure of Merger — Execution of Shareholders’ Agreement,” beginning on page 61. Accordingly, our board concluded that an issuer tender offer was not a viable alternative for the proposed transaction.

      Reverse stock split. Our board also considered declaring a reverse stock split with cash payments for resulting fractional shares to reduce the number of shareholders to fewer than 100. The involuntary nature of a reverse stock split would give us assurances that the number of shareholders could be reduced to fewer than 100. However, although specific cost estimates were not prepared, our board noted that a reverse stock split would likely require a significantly greater capital commitment to repurchase shares than would a merger because we would be required to pay cash for all fractional shares, including shares owned by those who would remain shareholders following the reverse stock split. In addition, unlike a merger, a reverse stock split would not provide shareholders with statutory dissenters’ rights under Texas law. See “The Proposed Merger — Dissenting Shareholders,” beginning on page 64. Most importantly, however, a reverse stock split would not provide any assurance that we would be eligible to make a Subchapter S election even after the reverse stock split because all remaining shareholders would still be required to be eligible S corporation shareholders and to consent to the election. The reverse stock split process would not afford us the ability to compel an ineligible shareholder to sell his shares or an eligible shareholder to consent to the Subchapter S election. Finally, a reverse stock split would not provide us with any assurances that we would be able to maintain our Subchapter S election after it is made because the reverse stock split process would not afford us the ability to require a shareholder to execute the Shareholders’ Agreement. See “The Proposed Merger — Structure of Merger — Execution of Shareholders’ Agreement,” beginning on page 61. Accordingly, our board concluded that a reverse stock split was not a viable alternative for the proposed transaction.

      Merger. Finally, our board considered a merger transaction as a means to reduce the number of shareholders to fewer than 100 and become eligible to make a Subchapter S election. Our board noted that the involuntary nature of the transaction would provide reasonable assurances that the number of shareholders would be reduced to fewer than 100. In addition, the merger could be structured so that only those shareholders who are eligible to hold S corporation stock, consent to the Subchapter S election and execute the Shareholders’ Agreement would be eligible to remain shareholders following the merger. Accordingly, our board concluded that a merger transaction was the most effective alternative to achieve the proposed objectives.

      Having concluded that a merger was the most effective structure, the board determined that the burden on management and the expense of the Securities and Exchange Commission reporting and other filing obligations outweighed any benefit from being a reporting company. In addition, the board agreed that making a Subchapter S election would be beneficial to our company and shareholders. Accordingly, the board of directors, at its September 8, 2004 meeting unanimously resolved to move forward with the merger transaction to enable us to terminate the registration of our common stock and to elect Subchapter S federal income tax treatment. The board determined that it has adequately evaluated the alternatives to the proposed transaction and concluded that the transaction continues to be in the best interests of all of our shareholders, including unaffiliated shareholders. In meeting its fiduciary obligations to Republic, our board of directors has also determined that the proposed merger is in the best interests of the company.

      Bank Advisory Group delivered its Cash Fair Value Evaluation of the Common Stock of The Republic Corporation, as of September 30, 2004, dated November 4, 2004, to the board for its review and consideration. Each board member received a copy of the report, which included Bank Advisory Group’s conclusions that the cash fair value per share for Republic’s common stock, as of September 30, 2004, was $58.00, excluding application of marketability and liquidity discounts. Although Bank Advisory Group did not personally deliver its report to the board, each member of the board had the opportunity to ask questions concerning the report. No questions were asked by the board.

      On November 26, 2004, the board met to consider the structure of the ownership minimum for remaining a shareholder following the proposed merger. The board reviewed the impact of different minimum share ownership levels, including the ownership of at least 1,000, 600, or 250 shares. Initially, the board considered a minimum share ownership level of 600 shares. However, in light of the enactment of the American Jobs Creation Act of 2004 on October 22, 2004, which increased the number of permissible eligible S corporation shareholders from 75 to 100, the board reviewed the possibility of a lower minimum share ownership level of 250 shares to provide more of our existing shareholders an opportunity to retain their share ownership following the merger. At this meeting, the board approved the minimum ownership level of 250 shares. See the section titled “The Proposed Merger — Structure of Merger  — Reasons for ownership minimum,” beginning on page 59.

      Next, the board considered the per share cash consideration to be paid in the merger. The board considered Bank Advisory Group’s valuation report, which described the analysis, procedure and evaluation of the fair price of Republic’s common stock. After reviewing the valuation prepared by Bank Advisory Group, the board discussed the stock’s limited trading market and its historic and current prices. After this discussion, the board unanimously agreed that Republic would pay $58.00 per share in the merger. The board also unanimously agreed that $58.00 per share was fair, from a financial point of view, to all of our unaffiliated shareholders who would receive cash for their shares in the merger. The board also agreed that $58.00 per share was fair, from a financial point of view, to all of our unaffiliated shareholders who would remain shareholders following the merger. The board considered no other amount of per share consideration than $58.00 per share.

      After the board had agreed to a price of $58.00 per share, the board requested that Bank Advisory Group confirm that it would issue a fairness opinion at that price. In response, Bank Advisory Group orally confirmed to our Chairman that the price of $58.00 per share established by the board of directors is fair, from a financial point of view, to all of the shareholders of Republic, including unaffiliated shareholders who would receive cash in the merger and those who would remain shareholders following the merger, and would deliver a draft of its fairness opinion to the board of directors for its review. The board considered Bank Advisory’s Group’s oral indication to management that it would be prepared to issue a fairness opinion as a factor tending to support its determination that $58.00 per share is a fair price to Republic’s shareholders.

      Also at the November 26, 2004 meeting, our board of directors considered the draft of the proxy statement and the merger agreement. After its review and a discussion, the board unanimously approved the merger agreement and the proxy statement and authorized management to organize the merger subsidiary and to execute the merger agreement on behalf of the company.

      On December 1, 2004, Bank Advisory Group delivered a draft, undated, fairness opinion to Republic. Our board of directors requested Bank Advisory Group to refrain from issuing a final written opinion until shortly before Republic mailed its proxy statement to shareholders to ensure that, at that time, the price was still fair.

      On March 16, 2005, our Chairman, in anticipation of Republic mailing this proxy statement to its shareholders in the near future, requested Bank Advisory Group to issue its final written fairness opinion. The board of directors received Bank Advisory Group’s fairness opinion, dated March 17, 2005, on March 17, 2005. A copy of Bank Advisory Group’s fairness opinion is attached as Appendix F to this proxy statement. Upon receipt of Bank Advisory Group’s fairness opinion, the board of directors, at a meeting held March 17, 2005, reconfirmed its determination that the price of $58.00 per share is fair, from a financial point of view, to all of our unaffiliated shareholders who would receive cash for their shares in the merger. The board also reconfirmed its decision that the price of $58.00 per share is fair, from a financial point of view, to all of our unaffiliated shareholders who would remain shareholders following the merger.

The Board of Directors’ Fairness Determination

      In electing to submit the merger agreement to our shareholders for their approval and to recommend that shareholders vote to approve the merger agreement, the board unanimously determined that the merger and the merger agreement are substantively and procedurally fair to all of our unaffiliated shareholders who will receive cash for their shares in the merger. The board also unanimously determined that the merger and the merger agreement are substantively and procedurally fair to the unaffiliated shareholders who will retain their shares following the merger. For further discussion on the factors considered by the board in making these determinations, see the section titled “Special Factors — Recommendation of Our Board of Directors,” beginning on page 31. In making this determination, the board did not utilize the following procedural safeguards:

•	the merger transaction was not structured to require separate approval by a majority of the unaffiliated shareholders; and

•	the directors did not retain any unaffiliated representative to act solely on behalf of our unaffiliated shareholders for purposes of negotiating the terms of the merger transaction or to prepare a report regarding the fairness of the transaction.

      The board did not consider any other alternatives to the proposed transaction, including a possible sale of our company for a number of reasons. First, no firm offers had been presented to the board and no determination had been made that such a sale would be in the best interests of our shareholders. In addition, our board of directors did not view a sale of our company as a viable alternative because such a transaction would be inconsistent with the board’s belief that it is in the best interest of our company, our employees and the community that we continue to operate as an independent banking organization. The objective of the proposed transaction was not intended to terminate our operations as an independent community banking organization, but rather to enhance our profitability by terminating our reporting obligations and eliminating our federal income tax liability. Our board was under no legal obligation to solicit third party bids and was aware of no firm offers from interested parties at the time it considered the “going private” transaction. Finally, our directors, in their capacities as shareholders, and related parties, owned collectively a sufficient number of shares to prevent shareholder approval of any transaction, such as a merger, that would have caused us to cease to operate as an independent community banking organization. Accordingly, the board considered the $58.00 price to be paid in this transaction to be fair for the reasons described in the section titled “Special Factors — Financial Fairness,” beginning on page 22.

Purposes of and Reasons for the Merger Proposal

      Our board of directors believes that the proposed merger is in the best interests of our company, shareholders and banking community. The merger is being proposed for the following reasons:

•	to enable us to become eligible to make an election to be taxed for federal income tax purposes as an S corporation for the purpose of generally eliminating our federal income tax liability at the corporate level as well as the Bank’s state income tax liability; and

•	to enable us to terminate the registration of our common stock under the Securities Exchange Act of 1934 for the purpose of avoiding the significant costs and personnel time commitment necessary for compliance with the Securities and Exchange Commission’s reporting requirements and the other additional material costs associated with being a reporting company.

      Election to be taxed as a Subchapter S corporation. The proposed merger will enable us to become eligible to be taxed for federal income tax purposes under Subchapter S of the Internal Revenue Code and related state regulations. The primary advantage of being an S corporation is that S corporations are generally not subject to federal and, depending on the jurisdiction, state income taxes at the corporate level. Electing to become an S corporation would enable us to realize significant tax savings and improve our profitability, increasing the likelihood that our banking subsidiary will remain an independent community bank.

      Without Subchapter S tax treatment, a corporation’s earnings that are distributed to its shareholders would be taxed once at the corporate level, at a federal tax rate of up to 35%, and again at the shareholder level, at a federal rate of up to 15%. The combined impact of two levels of tax can be an effective tax rate of approximately 45%. The effective tax rate would be expected to be higher after December 31, 2008 if the recently enacted provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003, reducing the maximum tax rate on dividends, are not renewed prior to expiration in 2008. If the provisions are not renewed, dividends will be taxed at maximum federal tax rates of 35% after December 31, 2008 and 29.6% after December 31, 2010.

      However, because S corporation earnings are generally taxed only at the shareholder level and not at the corporate level, S corporation shareholders generally realize a benefit on every dollar earned and distributed to its shareholders by electing Subchapter S tax treatment.

      For further discussion on the consequences of becoming an S corporation, please see the section titled “Consequences of a Subchapter S Election,” beginning on page 44.

      Termination of registration. The proposed merger will also enable us to terminate the registration of our common stock under the Securities Exchange Act, which the board believes will reduce expenses, save anticipated future costs and create shareholder value. We are aware that the advantages to being a reporting company, including potential investment liquidity and the possibility for use of company securities to raise capital or make acquisitions, may be important to some companies. However, we have not been in a position to take advantage of these benefits and do not expect to be in a position to do so in the foreseeable future.

      Despite the fact that we are a Securities and Exchange Commission reporting company, there is no active market for our common stock, and our shareholder base is small as compared to the vast majority of all other reporting companies. Moreover, although we have approximately 1,818 shareholders, approximately 65% of our common stock is owned by five shareholders. We utilize no market makers for our common stock and, as indicated by the number of bona fide sales of our common stock (see page 52), the trading volume in our common stock is extremely low. Furthermore, we do not satisfy the requirements for listing on any national securities exchange or interdealer quotation system. In light of this fact, the limited public float in our securities and the limited amount of expected trading activity, management believes that any potential benefit to be realized by utilizing a market maker would be offset by the costs associated with the market maker, including the bid/ask spread. All of these factors have contributed to, or are evidence of, the lack of liquidity in our common stock, and the liquidity of our common stock is not expected to increase in the foreseeable future. As a result of the illiquidity of our common stock, our ability to utilize our common stock as currency to raise capital or make acquisitions is extremely limited.

      As discussed above, we incur direct and indirect costs associated with compliance with the filing and reporting requirements imposed on public companies by the Securities and Exchange Commission. These costs include substantial indirect costs as a result of, among other things, the executive time spent to prepare and review such filings. Since we have relatively few executive personnel, these indirect costs can be substantial. Our direct and indirect costs related to being a reporting company were approximately $113,000 during 2004, which consists of the following items:

Independent auditors	$69,000
Printing and mailing	9,000
Legal and consulting fees	15,000
Internal compliance costs	20,000

Total	$113,000

      While management expects that we will realize immediate savings following the suspension of our reporting obligations with the Securities and Exchange Commission, management expects greater long-term benefits to be realized through our ability to avoid anticipated cost increases associated with our remaining a reporting company following the implementation of the Sarbanes-Oxley Act of 2002 and the regulations promulgated under the Act. For example, our accountants have informed us that we should expect an increase of approximately 25% to 45% in our accounting fees, as compared to 2004 fees paid, if we remain a reporting company because of significant increases in time and effort related to the new requirement under the Act that our auditors perform an audit of, and provide an opinion on, our controls over financial reporting and our internal controls, along with increases in insurance, liability and other costs that would be incurred by their firm in connection with the provision of accounting services to a reporting company. Our insurance agents have indicated that we may experience an increase in liability premiums for directors’ and officers’ insurance coverage because of the increased exposure of our company, officers and directors to civil liability under recently enacted securities laws, although management is not aware of the actual amount of the expected increase.

      On the other hand, if we terminate the registration of our common stock, we would expect to realize substantial cost savings. We would expect our accounting fees to remain stable or slightly decrease, as compared to 2004 fees paid. Although we would continue to have audited financial statements prepared, accounting fees related to quarterly public reporting requirements would be eliminated. In addition, we would avoid the fee increases described above. Moreover, because substantially all of the legal and consulting fees paid in 2004 were associated with our status as a reporting company, we would expect to eliminate these expenses going forward. Likewise, because internal compliance costs were attributable solely to compliance with public reporting requirements, these costs would be expected to be eliminated.

      Finally, the projected reduction in the number of total record shareholders from approximately 1,818 to approximately 72 will also result in reduced expenses and less burden on management because we will have approximately 3% of our current number of shareholders. The decrease in the number of shareholders reduces the volume of communications and amount of postage and related expenses associated with annual report and proxy mailings, and the issuance of dividend checks to, and other communications with, our shareholders. In addition, disclosure to the remaining shareholders would be substantially less complicated as a private company.

      Although the exact amount of savings anticipated is not calculable, management expects that the costs and expenses identified in the table above would be reduced in the aggregate by at least 40%. These savings will not begin to be realized until after the proposed transaction has been consummated and we make the appropriate filings with the Securities and Exchange Commission, which is expected to occur in the second quarter of 2005. In the board’s judgment, the registration of our common stock under the Securities Exchange Act yields minimal advantages and, therefore, no sufficient justification exists for the continuing direct and indirect costs of registration with the Securities and Exchange Commission.

      Purposes of merger subsidiary and other filing persons. The merger subsidiary was organized as a wholly-owned subsidiary of Republic for the sole purpose of facilitating the merger transaction. Its directors and executive officers are directors and executive officers of Republic. In addition, our executive officers and directors are also deemed to be filing persons for purposes of this transaction. In each case, the purposes and reasons for engaging in the merger transaction by the merger subsidiary and the other filing persons are the same as ours.

Determination of the Terms of the Merger

      The structure and terms of the merger agreement were determined by our current executive officers and board of directors and cannot be considered the result of arm’s-length negotiations between unrelated parties. Accordingly, the board retained Bank Advisory Group, an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to value the common stock. The cash consideration to be paid for the common stock under the merger agreement was determined by the board of directors, in part, in reliance on Bank Advisory Group’s valuation. See “Special Factors — Financial Fairness,” beginning on this page.

Financial Fairness

      The board of directors believes that the merger and the merger agreement are substantively and procedurally fair to, and in the best interests of, all of our unaffiliated shareholders who will receive cash in exchange for their shares in the merger. The board also believes that the merger and the merger agreement are substantively and procedurally fair to, and in the best interests of, our unaffiliated shareholders who will retain their shares following the merger.

      The board of directors believes that the merger and the merger agreement are substantively and procedurally fair despite the absence of certain safeguards identified by the Securities and Exchange Commission; namely, that

•	the board did not retain an unaffiliated representative to act solely on behalf of the unaffiliated shareholders for the purpose of negotiating the terms of the merger agreement or preparing a report covering the fairness of the merger transaction; and

•	the merger transaction is not structured to require the approval of at least a majority of those shareholders who are not officers and directors or who will receive only cash as a result of the merger.

      However, although not required by the Securities and Exchange Commission, the board did obtain an opinion from an unaffiliated third party relating to the fairness of the cash consideration to be paid to certain shareholders under the terms of the merger agreement. As a result of obtaining an independent fairness opinion, the board determined that the cost of obtaining an additional fairness opinion or valuation from another unaffiliated representative for the purpose of negotiating the terms of the merger agreement on behalf of the unaffiliated shareholders would be costly and would not provide any meaningful additional benefit.

      Financial Fairness; Appraisal of Stock. Because of the absence of an established trading market for the common stock and the remote possibility that such a market will develop in the future, Republic retained Bank Advisory Group to independently determine the cash fair value of the common stock and to render both the appraisal, also known as the evaluation, and a written fairness opinion as investment bankers as to the fairness of the cash consideration to be received under the merger agreement, from a financial point of view, to all of the shareholders, including those shareholders who are “unaffiliated shareholders,” those who would receive cash for their shares and those who would remain shareholders following the merger. Other than the instructions described below, no limitations were imposed by Republic’s board upon Bank Advisory Group with respect to the investigations made or procedures followed in rendering either the evaluation or the fairness opinion.

      Bank Advisory Group is a specialized consulting firm focused on providing stock valuations together with merger and acquisition advisory services exclusively to financial institutions located throughout the United States, or to groups of individuals associated with U.S.-based financial institutions. As part of its line of professional services, Bank Advisory Group specializes in rendering valuation opinions of banks and bank holding companies nationwide. Republic selected Bank Advisory Group, which has not previously performed services for Republic, to render the valuation report and to serve as its financial advisor based on Bank Advisory Group’s reputation, expertise and familiarity with Texas-based financial institutions. Because of this expertise and experience, no other consulting firms were considered by the board.

      In connection with providing the evaluation, Republic’s board specifically instructed Bank Advisory Group to provide Republic with a cash fair value appraisal of the common stock. Because fair value is not defined by statute in Texas, Republic’s board, together with input from Bank Advisory Group, determined that fair value of the common stock for the purposes of the merger would be based on the value of a pro rata share of Republic as a going concern. Bank Advisory Group was instructed that cash fair value should not include any consideration of the impact of the merger on the value of Republic, and that no “minority” or “marketability/liquidity” discounts should be applied. In addition, Bank Advisory Group was instructed that in determining the cash fair value to consider all usual and customary approaches to value, including net asset value, investment value and market value.

      In determining cash fair value, Republic’s board further instructed Bank Advisory Group that cash fair value is not intended to be derived from a pro forma sale of Republic but rather assumes that the shareholders are willing to maintain their investment in common stock as though the merger had not occurred. Accordingly, the final determination of value should neither assume a sale of all of the stock of Republic nor include a “control premium,” at least to the extent that such a premium includes value which is derived from operational synergies that are typically available to acquirers involved in community bank merger/acquisition transactions.

      As mentioned above, in addition to providing the evaluation, Republic retained Bank Advisory Group to render its fairness opinion. A copy of the fairness opinion of Bank Advisory Group, dated as of March 17, 2005, which sets forth certain assumptions made, matters considered and limits on the review undertaken by Bank Advisory Group, is attached as Appendix F to this proxy statement. You are urged to read the fairness opinion in its entirety. A copy of the evaluation, which includes a summary of the assumptions made and information analyzed in deriving the fairness opinion, is attached as an exhibit to the Schedule 13E-3 filed by Republic with the SEC and you are urged to read it in its entirety.

      The following summary of the procedures and analysis performed, and assumptions used by Bank Advisory Group is qualified in its entirety by reference to the text of the fairness opinion and evaluation. The fairness opinion is addressed to Republic’s board, but is available for disclosure and use by all shareholders of

Republic. The fairness opinion addresses only the financial terms of the merger, and does not constitute a recommendation to any shareholder as to how a shareholder should vote at the meeting.

      In arriving at its opinion, Bank Advisory Group reviewed and analyzed, among other things, the following:

•	the Agreement and Plan of Merger;

•	the audited financial statements of Republic for the periods ended December 31, 2003 and 2002, and interim financial statements for Republic and its banking subsidiary, The First National Bank in Trinidad, Colorado, at and for the nine month period ended September 30, 2004;

•	certain other publicly available financial and other information about Republic;

•	publicly available information about other banking organizations, the trading markets for their securities and the nature and terms of certain other transactions relevant to Bank Advisory Group’s inquiry;

•	the competitive and economic outlook for Republic’s trade area;

•	the book value and financial condition of Republic;

•	the future earnings and dividend paying capacity of Republic;

•	previous sales of Republic’s common stock;

•	the prevailing market prices for selected publicly-traded banking organizations in the Western United States; and

•	financial terms and price levels, to the extent publicly-available, of selected recent business combinations of companies in the banking industry involving the sale of control. Bank Advisory Group held discussions with senior management of Republic about the past and current operations, financial condition and prospects, as well as the results of Republic’s regulatory examinations.

      Based on its experience, Bank Advisory Group believes that its review of the aforementioned items, among other things, provides a reasonable basis for its opinion, recognizing that Bank Advisory Group’s opinion is not a certification of value. In conducting its review and in arriving at its opinion, Bank Advisory Group relied upon and assumed the accuracy and completeness of the financial and other information provided to it or publicly available, and did not attempt to independently verify that information. Bank Advisory Group did not make or obtain any evaluations or appraisals of the properties of Republic, nor did it examine any individual loan files. Bank Advisory Group did not verify through independent inspection or examination the specific assets or liabilities of Republic. For purposes of the fairness opinion, Bank Advisory Group assumed that the merger will have the tax, accounting and legal effects described in this proxy statement and relied, as to legal matters, exclusively on counsel to Republic and the accuracy of the disclosures set forth in this proxy statement.

      As more fully discussed below, Bank Advisory Group considered those financial and other factors as it deemed appropriate under the circumstances, including among others, the following: (1) the historical and current financial position and results of operations of Republic, including interest income, interest expense, net interest income, net interest margin, provision for loan losses, non-interest income, non-interest expense, earnings, dividends, internal capital generation, book value, intangible assets, return on assets, return on stockholders’ equity, capitalization, the amount and type of non-performing assets, loan losses and the reserve for loan losses, all as set forth in the financial statements for Republic; and (2) the assets and liabilities of Republic, including the loan portfolio, deposits, other liabilities, historical and current liability sources and costs and liquidity. Bank Advisory Group also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and its knowledge of the banking industry generally. Bank Advisory Group’s opinion is necessarily based upon conditions as they existed and can be evaluated only on the date of its opinion and the information made available to it through that date.

      In connection with rendering its fairness opinion to Republic’s board, Bank Advisory Group performed certain financial analyses, which are summarized below. Bank Advisory Group believes that its analysis must be considered as a whole, and that selecting portions of that analysis and the factors considered therein, without considering all factors and analysis, could create an incomplete view of the analysis and the processes underlying the fairness opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In its analysis, Bank Advisory Group made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of Republic. Any estimates contained in Bank Advisory Group’s analysis are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. Estimates of values of companies do not purport to be appraisals of such companies or necessarily reflect the prices at which those companies or their securities may actually be sold. The forecasts and projections prepared by Bank Advisory Group were based on many variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and market conditions. Accordingly, actual results could vary significantly from those set forth in those forecasts and projections.

      Bank Advisory Group developed earnings projections for Republic for the years 2004 through 2015. The financial forecasts and projections of Republic prepared by Bank Advisory Group were based on discussions with senior management of Republic, Republic’s management’s response to a comprehensive questionnaire regarding the business and operations of Republic and Bank Advisory Group’s own assessment of general economic, market and financial conditions. In preparing its financial projections for Republic, Bank Advisory Group also reviewed market share and demographic analyses, consisting of analyses of the State of Colorado, and the Colorado counties of Las Animas and Huerfano. Reflected in the projected financial information are assumptions regarding Republic’s future asset growth, earnings performance, dividend pay-out level, and credit quality. Management of Republic reviewed the information provided to Bank Advisory Group for accuracy and completeness of such information and, in light of such reviews, management found the Bank Advisory Group’s reliance on those materials to be reasonable. The board of directors did not review the information provided to Bank Advisory Group, but rather relied on management’s review of such information and management’s assessment that Bank Advisory Group’s reliance upon those materials to be reasonable. Republic’s board did review the evaluation prepared by Bank Advisory Group and found Bank Advisory Group’s financial forecasts and analyses to be reasonable.

      Bank Advisory Group is projecting Republic’s return on average assets (“ROA”) to initially decline from the 0.69% recorded during 2003 to 0.52% by 2004, reflecting primarily a 30 basis point decline in net interest income as a percentage of average assets. Additionally, Bank Advisory Group forecast a 10 basis point decline in noninterest income in relation to average assets. However, Bank Advisory Group is projecting the decline in net interest income to be partially offset by slight declines in provision expense and total overhead expense, both in relation to average assets. Projected earnings for 2004 are consistent with Republic’s actual annualized performance through September 30, 2004. Republic’s ROA is forecast beginning in 2005 to then increase gradually until stabilizing at 0.95% by 2011. The overall rise projected for Republic’s ROA from 2005 through 2011 reflects the combination of an improving net interest spread and lower net noninterest expense in relation to average assets. Specifically, Republic’s net interest spread is projected to benefit from the impact of a gradual increase in market interest rates upon Republic’s $56 million federal funds sold position.

      Republic’s rate of annual asset growth is projected to gradually decline from the 7.50% projected for 2004 until stabilizing at 3.00% by 2015. Over the twelve-year projection period, the forecast asset growth rate would result in a $124 million increase in Republic’s asset base or approximately $10.4 million per year. The strong level of asset growth combined with an increasing ROA is anticipated to produce double-digit growth rates in net earnings from 2005 through 2008. Thereafter, earnings growth rates are projected to range between 3.12%-6.45% from 2009 through 2015. No cash dividends are forecast for common stock shareholders throughout the projections, contributing to a tangible core equity-to-assets ratio which rises to 14.19% by year-end 2015.

      Bank Advisory Group is projecting Republic’s ratio of net loan losses-to-average loans to fall to 0.14% by 2005, then gradually increase until equaling 0.26% by 2015. This level of net loan losses, together with the projected increase in provision expense in relation to average assets, is forecast to produce a ratio of loan loss reserves-to-total loans which falls to 1.50% by 2010, stabilizing at that level for the remainder of the projected periods.

      In order to determine the fairness of the per share cash consideration to be paid in connection with the merger, Bank Advisory Group considered net asset value, market value, investment value and non-synergistic control approaches, as explained below. Each approach to valuation used by Bank Advisory Group fully conforms to generally-accepted appraisal methodology, and by virtue of its unique approach, provides an indication of cash fair value. “Generally accepted appraisal methodology” refers to the types of valuation approaches that are commonly recognized and employed, when appropriate, by appraisal experts in valuing an ownership interest in a company operating as a going concern. Among reputable appraisal firms, “generally accepted appraisal methodology” is derived from various sources such as: published valuation theory; rulings and guidelines of the Internal Revenue Service; rulings and guidelines from the Office of the Comptroller of the Currency; statutory law; and case law.

      Bank Advisory Group considered each method generally accepted in the industry in its determination of whether $58.00 per share is fair from a financial point of view to Republic’s shareholders. However, in reaching its final conclusion as to the fairness of the $58.00 per share cash fair value, Bank Advisory Group considered the cash fair value determined under each valuation method, other than the net asset value method.

      Net Asset Value Method. Net asset value is the value of the net equity of a corporation, including every kind of property and value. This approach normally assumes liquidation on the date of appraisal with recognition of securities gains or losses, real estate appreciation or depreciation and any adjustments to the loan loss reserve, discounts to the loan portfolio or changes in the net value of other assets. As such, it is not the best approach to use when valuing a going concern, because it is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which are often of limited accuracy because readily available data is often lacking), it still results in a liquidation value for the concern. Furthermore, since this method does not take into account the values attributable to the going concern, such as the interrelationship among the corporation’s assets, liabilities, customer relations, market presence, image and reputation and staff expertise and depth, little or no weight is given to the net asset value method of valuation. Consequently, this valuation method was not performed. However, Bank Advisory Group did consider the stated core equity book value as of the valuation date as a general reference point in the process of determining each fair value.

      Market Value Method. Market value is defined as the price at which property would change hands between a willing seller and a willing buyer when both parties have the same information and neither party is acting under compulsion. This definition of value produces a result that could be achieved if the property were to be sold in an arm’s-length transaction. The market value method is frequently used to determine the price of a smaller block of stock when both the quantity and the quality of the “comparable” data are deemed sufficient. However, the relative thinness of the specific market for common stock being appraised may result in the need to review alternative markets for comparative pricing purposes. The “hypothetical” fair value for the shares of a banking organization with a thin market for its stock is normally determined by creating a universe of regional or state publicly-traded common stock values and related financial traits within an appropriate geography, then developing pricing statistics for the appraised banking organization from the pricing characteristics of the regional or state publicly-traded banking organizations. In addition, Bank Advisory Group noted that there were publicly-traded banking organizations in the original pool of transactions that, in Bank Advisory Group’s judgment, would lead to inaccurate results for a myriad of reasons. For example, banking organizations with especially low or high returns on equity (less than 10% or greater than 20%) were excluded because of those banking organizations’ negative influence on average price multiples. Likewise, exclusions were made for banking organizations with non-interest income or expense ratios outside a “normal” range for banking organizations. Additionally, exclusions were made for banking organizations with such low trading volume that the quoted price was not supported by enough volume to be valid. Finally, in the experience of Bank Advisory Group, and in the case of Republic’s valuation, certain banking organizations have become rumored “acquisition” targets, which results in a significantly higher reflected market price than would otherwise be expected based upon purely financial characteristics due to the buy-side pressure from investors’ speculation of a potential whole-company sale in the near-future. The run-up in price of these rumored acquisition targets cannot be considered as a fair value for a going concern, so they too were excluded. These are some of the reasons in this valuation situation where the Bank Advisory Group’s judgment requires the pool of companies to be carefully considered, rather than just blindly included in the determination of a fair value. Otherwise, there were no transactions in the pool of “Publicly Traded Western United States Banking Organizations” which Bank Advisory Group concluded would skew the results.

      The following is a listing of selected publicly-traded banking organizations with total assets below $2.0 billion, that Bank Advisory Group used to create its sample universe:

Selected Publicly-Traded Western United States Banking Organizations

First State Bancorporation, Albuquerque, New Mexico (FSNM)
Landmark Bancorp, Inc., Manhattan, Kansas (LARK)
Southwest Bancorp, Inc., Stillwater, Oklahoma (OKSB)
Team Financial, Inc., Paola, Kansas (TFIN)
Texas United Bancshares, Incorporated, La Grange, Texas (TXUI)
United Financial Corp., Great Falls, Montana (UBMT)

      These pricing characteristics form the statistical basis for developing indications of value based on applying the statistics derived from the sample universe to the relevant financial values of the subject company being valued. The statistical values used in this valuation study were: (1) price to tangible book value; (2) price to earnings; and (3) price to assets. The following table illustrates the price multiples and indices for Republic and the publicly-traded banking organization in the Western United States that form the sample universe. In order to have a meaningful comparison between Republic and the comparable publicly-traded banking organizations, Bank Advisory Group calculated Republic’s tangible core common equity per share value of $54.78, which equals tangible equity capital prior to the addition or subtraction of any unrealized gains or losses relating to “available for sale” securities. Bank Advisory Group also reviewed Republic’s earnings per share for 2003 of $3.74 and projected earnings per share for 2004 of $2.96. These figures do not represent value, but are integral in Bank Advisory Group’s determination of the cash fair value under the various valuation methods utilized by Bank Advisory Group.

Price Multiples & Price Indices for Republic and Selected

Publicly-Traded Western United States Banking Organizations

	Republic	Financial	Price		Price
	Data	Data	Multiples		Indices

Tangible Core Common Equity/ Tangible Assets	9.41%	6.16%	2.04	x	12.53
Return on Average Assets (LTM)	0.69%	0.90%	15.33	x	13.80
Return on Average Equity (LTM)	7.22%	13.92%	NA		NA

      Bank Advisory Group’s Market Value analysis, however, reflects the fact that (i) certain nonfinancial characteristics for the publicly-traded banking organizations in the Western United States vary substantially from Republic; and (ii) the average financial performance of publicly held banking organizations in the Western United States vary, sometimes significantly, from those of Republic. Because Republic is significantly different from such publicly-traded banking organizations in the Western United States, Bank Advisory Group determined that the preliminary cash fair value per share should be adjusted to account for non-financial differences such as Republic’s (i) higher sensitivity to economic movements, (ii) lack of product, industry, and geographic diversification, (iii) inability to quickly expand into new markets and commensurate lower growth prospects, (iv) comparative competitive disadvantages with regard to technology and corresponding customer diversification, (v) lack of comparable economies of scale/cost disadvantages, (vi) lack of comparable relationships with suppliers and customers, (vii) higher key person management risk, (viii) lack of externally-generated information, including analyst coverage (resulting in less-informed investors),

(ix) lack of press coverage or other avenues to disseminate company-generated information, (x) burdensome regulatory costs, (xi) significantly less formalized internal controls, (xii) limited infrastructure (lack of management depth and limited internal controls), and (xiii) lack of publicly-recognized dividend policy. After taking the significant non-financial differences between Republic and the selected publicly-traded Western United States banking organizations into consideration, Bank Advisory Group arrived at a “Market Value Approach cash fair value per share” of $52.25 per share. The following table illustrates the price multiples and indices for Republic produced by the $52.25 per share Market Value Approach cash fair value.

Related Price Multiples & Price Indices

Price Multiples:
Price-to-Tangible Core Common Equity (“TCCE”)	$52.25		/	$54.78	=	0.95	x
Price-to-Earnings (2003)	$52.25		/	$3.74	=	13.96	x
Price-to-Earnings (Est. 2004)	$52.25		/	$2.96	=	17.67	x
Price Indices:
TCCE [(price/ TCCE multiple) x (TCCE/tangible assets)]	0.95	x	*	9.41%	=	8.97
Earnings (2003) [(price/earnings multiple) x ROA]	13.96	x	*	0.69%	=	9.63
Earnings (Est. 2004) [(price/earnings multiple) x ROA]	17.67	x	*	0.52%	=	9.19

      Investment Value. Investment value is sometimes referred to as the income value or the earnings value. The investment value is frequently defined as an estimate of the present value of future benefits. Another popular investment value method is to determine the level of the current annual benefits and then capitalize one or more of the benefit types using an appropriate capitalization rate, such as an earnings or dividend yield. Based on Bank Advisory Group’s observations of the rates of return typically desired by investors in closely-held community banking organizations, Bank Advisory Group believes that a net present value discount rate of between 11% and 16% (as described below) is an acceptable discount rate considering the risk-return relationship most investors would demand for an investment of this type as of the valuation date.

      In selecting appropriate discount rates, it is up to the appraiser’s discretion given his or her experience in performing hundreds of such valuations, the current rate environment, the company’s projected financial performance in relation to its historical performance, and the appraiser’s judgment regarding the potential risk of the company in achieving those performance goals over the long-term. Discount rates at the lower end of the range indicate the appraiser’s comfort with company’s historically-stable financial performance and relatively higher degree of confidence in company achieving the projected future performance. Conversely, discount rates at the higher end of the range indicate the appraiser’s uncertainty with the company’s historically-volatile financial performance and a relatively lower degree of confidence in the company maintaining the projected future performance. In the case of Republic, both historical and projected future financial performance are, or are projected to achieve levels at, or slightly below what would be considered average for community banking organizations in the United States. In light of Republic’s conservative projected financial performance, Bank Advisory Group utilized rates at the lower end of the acceptable range. This reflects Bank Advisory Group’s perception that independent investors considering an investment in Republic would accept a lower return, considering the absence of significant risk in Republic being able to achieve the financial performance projected.

      Another method of valuing a block of stock is the capitalization of dividends approach. Because closely-held banking organizations, such as Republic, typically pay lower dividends per dollar of earnings capacity than do publicly-traded banking organizations, Bank Advisory Group determined that such an analysis was of limited usefulness.

      By analyzing the present value of Republic’s earnings projections over 90 years, using a present value discount rate of 11.50% applied to the first ten years of the projection period, a 12.00% discount rate applied to the following ten years, and a 12.50% discount rate applied to the last 70 years, Bank Advisory Group arrived at a present value of $58.00 per share. Alternatively, by using a fixed present value discount rate of 11.50% and then determining the present value of Republic’s earnings projections over 12 years together with the present value of Republic’s projected residual value at the end of the 12-year projection period (which assumed an earnings growth rate of 2%), Bank Advisory Group arrived at a present value of $57.95 per share. Accordingly, given the Investment Values of $58.00 per share calculated utilizing the Present Value in Perpetuity methodology, and $57.95 per share utilizing the Residual Value methodology, Bank Advisory Group concluded an Investment Value Approach cash fair value per share of $58.00 for the common stock. The following table illustrates the price multiples and indices for Republic produced by the $58.00 per share Investment Value Approach cash fair value.

Related Price Multiples & Price Indices

Price Multiples:
Price-to-TCCE	$58.00		/	$54.78	=	1.06	x
Price-to-Earnings (2003)	$58.00		/	$3.74	=	15.50	x
Price-to-Earnings (Est. 2004)	$58.00		/	$2.96	=	19.61	x
Price Indices:
TCCE [(price/ TCCE multiple) x (TCCE/tangible assets)]	1.06	x	*	9.41%	=	9.96
Earnings (2003) [(price/earnings multiple) x ROA]	15.50	x	*	0.69%	=	10.69
Earnings (Est. 2004) [(price/earnings multiple) x ROA]	19.61	x	*	0.52%	=	10.20

      Non-Synergistic Control Value. Bank Advisory Group then calculated a cash fair value for a 100% (“control”) position in Republic, but excluded that portion of the control premium tied to operational synergies derivable from a hypothetical merger/acquisition transaction with an independent third-party financial institution. In determining the non-synergistic control value for Republic, Bank Advisory Group utilized the pricing and financial fundamentals related to Western United States banking organizations acquired with a 100% cash form of consideration during the period from January 2003 to September 2004, and having total assets ranging between $100 million and $350 million, which are listed in the following table:

Western United States Banking Organizations

Acquired with 100% Cash Consideration

•	Colorado Funding Company, Denver, Colorado by BOK Financial Corp., Tulsa, Oklahoma;

•	Community Bank & Trust Co., Tulsa, Oklahoma by Central Bancompany, Jefferson City, Missouri;

•	Maxim Bank, Dickinson, Texas by Southwest Bancorp of Texas, Inc., Houston, Texas;

•	Lone Star Bank, Dallas, Texas by Southwest Bancorp of Texas, Inc., Houston, Texas;

•	Mercantile Bank Texas, Fort Worth, Texas by State National Bancshares, Inc., Lubbock, Texas;

•	Security Bank, N.A., Garland, Texas by First American Bank, SSB, Bryan, Texas;

•	Western Bank & Trust, Duncanville, Texas by Inwood Bancshares, Inc., Dallas, Texas; and

•	Snyder National Bank, Snyder, Texas by a private investor group located in Lubbock, Texas.

      The price multiples and price indices of the Western United States Banking Organizations set forth above are as follows:

Related Price Multiples & Price Indices for

Western United States Banking Organizations Acquired with 100% Cash
Consideration as of the Date of Announcement

	Financial	Price	Price
	Data	Multiples	Indices

Core Common Equity/ Total Assets	8.35%	2.63x	22.01
Return on Average Assets (LTM)	0.86%	26.43x	22.62
Return on Average Equity (LTM)	10.26%	NA	NA

      Bank Advisory Group then reviewed the deal premiums paid for twenty-nine selected U.S. publicly-traded banking organizations between $200 million and $1.5 billion acquired during the period from January 2003 through September 2004, in comparison to their market prices one-month prior to their deal announcement dates. Additionally, a total of forty-three U.S. banking organizations between $200 million and $1.5 billion acquired during the period from January 2003 through September 2004 were further scrutinized to determine any impact of the consideration paid (i.e., cash or stock) on the purchase prices. Finally, Bank Advisory Group reviewed the average anticipated cost savings (“operational synergies”) publicly announced by thirty-three selected acquirers of community banking organizations during the period from January 2003 through September 2004. These were reviewed to determine if the deal premium previously discussed was primarily supported by the operational synergies accruing to the acquirer. Following this review, Bank Advisory Group determined that was clearly the case.

      After considering these “control transactions” and deducting financial impact of the reasonably anticipated average level of operational synergies as explained above, Bank Advisory Group concluded that the Non-Synergistic Control Approach cash fair value per share equaled $63.00 for the common stock. The following table illustrates the price multiples and indices for Republic produced by the $63.00 per share Non-Synergistic Control Approach cash fair value.

Related Price Multiples & Price Indices

Price Multiples:
Price-to-TCCE	$63.00		/	$54.78	=	1.15	x
Price-to-Earnings (2003)	$63.00		/	$3.74	=	16.83	x
Price-to-Earnings (Est. 2004)	$63.00		/	$2.96	=	21.30	x
Price Indices:
TCCE [(price/ TCCE multiple) x (TCCE/tangible assets)]	1.15	x	*	9.41%	=	10.82
Earnings (2003) [(price/earnings multiple) x ROA]	16.83	x	*	0.69%	=	11.61
Earnings (Est. 2004) [(price/earnings multiple) x ROA]	21.30	x	*	0.52%	=	11.08

      Cash Fair Value. After considering the $52.25 per share value derived from the Market Value Approach, the $58.00 per share value using the Investment Value Approach, and the $63.00 per share value derived from the Non-Synergistic Control Approach, and applying several other factors and judgment, Bank Advisory Group concluded that the cash fair value per share for the common stock was, as of September 30, 2004, $58.00 per share, excluding the application of any “marketability/liquidity” discount. The following table illustrates the price multiples and indices produced by the $58.00 per share cash fair value conclusion.

Related Price Multiples & Price Indices

Price Multiples:
Price-to-TCCE	$58.00		/	$54.78	=	1.06	x
Price-to-Earnings (2003)	$58.00		/	$3.74	=	15.50	x
Price-to-Earnings (Est. 2004)	$58.00		/	$2.96	=	19.61	x
Price Indices:
TCCE [(price/ TCCE multiple) x (TCCE/tangible assets)]	1.06	x	*	9.41%	=	9.96
Earnings (2003) [(price/earnings multiple) x ROA]	15.50	x	*	0.69%	=	10.69
Earnings (Est. 2004) [(price/earnings multiple) x ROA]	19.61	x	*	0.52%	=	10.20

      Each of the Market Value, Investment Value, and Non-Synergistic Control Value approaches, as discussed above and considered in concert, support the fairness of the $58.00 per share offer. Bank Advisory Group notes that there were no substantial variations among the conclusions of each valuation method.

      Because Bank Advisory Group’s evaluation was based upon September 30, 2004 financial information, Bank Advisory Group conducted additional due diligence on Republic on February 8, 2005, which included Republic’s performance during the fourth quarter of 2004, to ensure that a material change had not occurred and that the cash fair valuation of $58.00 per share was still fair. During the course of its additional due diligence, Bank Advisory Group found that Republic’s performance was consistent with its projected results and that Republic’s cash fair value per share remained $58.00. On February 28, 2005, Bank Advisory Group confirmed its prior indication to our Chairman regarding its issuing a fairness opinion at the cash merger consideration of $58.00 per share.

      On March 17, 2005, Bank Advisory issued its written fairness opinion to our board of directors opining that the cash consideration to be paid by Republic in connection with the merger is fair, from a financial point of view, to the shareholders of Republic, including those shareholders who are “unaffiliated shareholders,” those who would receive cash for their shares and those who would remain shareholders following the merger. You are encouraged to read the fairness opinion in its entirety. The full text of the fairness opinion is attached as Appendix F to this proxy statement.

      Independence of Financial Advisor. We selected Bank Advisory Group based upon its qualifications, expertise and reputation. Bank Advisory Group specializes in providing a range of investment banking and financial advisory services to financial institutions and regularly engages in the valuation of businesses and securities in connection with mergers and acquisitions, competitive biddings, private placements and other corporate transactions. Bank Advisory Group and its predecessors and affiliates have been actively involved in advising and evaluating community financial institutions for more than thirty years. Neither Bank Advisory Group nor any of its principals has a present or contemplated future ownership interest in our company or makes a market in the stock of any company, banking or otherwise. We have agreed to pay a fee of approximately $25,000 for its services. No portion of the fee was contingent upon the conclusions reached in the valuation or fairness opinion.

Recommendation of Our Board of Directors

      After careful consideration, our board of directors determined that the merger agreement and the merger are substantively and procedurally fair to, and in the best interests of, our unaffiliated shareholders who, following the merger, will receive cash for their shares in the merger. The board also determined that the merger agreement and the merger are substantively and procedurally to, and in the best interests of, our unaffiliated shareholders who will retain their shares of Republic stock following the merger. In evaluating the merger proposal, our board of directors considered the effect of the merger on unaffiliated shareholders, including those unaffiliated shareholders who would receive cash in the merger and those who would retain their shares of common stock in the merger. Our board of directors also believes that the process by which the transaction is to be approved is fair. Accordingly, our board of directors unanimously adopted the merger agreement and the transactions contemplated by the merger agreement and recommends that our shareholders vote “FOR” the merger proposal at the special meeting. In addition, as of the date of this proxy statement, each member of our board of directors and each of our executive officers advises us that he intends to vote his shares in favor of the merger agreement. Our directors and executive officers owned beneficially, in the aggregate, 219,997 shares of our common stock, or approximately 65% of the shares entitled to vote at the special meeting, as of the date of this proxy statement. See “Security Ownership of Management and Certain Shareholders,” beginning on page 71.

      The board of directors has retained for itself the absolute authority to reject (and not implement) the merger proposal, even after approval by our shareholders, if it determines subsequently that the merger proposal is not then in the best interests of our company and shareholders.

      The board of directors considered a number of factors in determining to approve the merger agreement. The board also considered alternative transactions to accomplish the proposed going-private transaction, but ultimately approved the merger proposal. Please see the discussion under “Special Factors — Background of the Merger,” beginning on page 14, for a description of the alternatives considered by the board.

      The board considered numerous factors, discussed below, in reaching its decision to recommend the merger to our shareholders and its conclusion as to the fairness of the transaction to all of our unaffiliated shareholders:

•	Benefits and costs of becoming an S corporation. As discussed above, a primary reason for the merger is to enable us to elect to become an S corporation for federal income tax purposes. Our board considered the benefits of generally eliminating our company’s obligation to pay federal income taxes. In addition, the board considered the benefit to our continuing shareholders of having our corporate earnings taxed only at the shareholder level and, thus, generally eliminating the double taxation of corporate earnings paid to shareholders as dividends. The board also considered the risks of being an S corporation, including that our shareholders would be required to pay taxes on their pro rata share of corporate earnings regardless of whether any distributions are made to them. The board considered certain other consequences of becoming an S corporation, including those described in the section titled “Consequences of a Subchapter S Election,” beginning on page 44. On balance, however, the board determined that the net benefits expected to be realized by becoming an S corporation were factors tending to support its recommendation to approve the merger.

•	Benefits and costs of terminating our registration. As discussed above, a primary reason for the merger is to enable us to terminate the registration of our common stock under the Securities Exchange Act, which management expects to result in immediate cost savings. In addition, management believes that “going private” will enable us to avoid significant cost increases that we anticipate will result from newly enacted federal securities laws and regulations, including the Sarbanes-Oxley Act of 2002. Our board considered the views of management relating to the immediate and prospective cost savings to be achieved by terminating our registration. The board also considered certain derivative cost savings associated with the proposed transaction, including the decrease in expense and burden of dealing with approximately 1,818 shareholders. The board determined that the positive impact of anticipated cost savings was a factor tending to support its recommendation to approve the merger. The board also considered the possibility that the cost savings associated with “going private” may not be realized as quickly as anticipated or in amounts anticipated and that the reduction in the number of shareholders may result in a reduction in business from those persons who are no longer shareholders. The board determined that the potential loss of business was a factor tending not to support its recommendation to approve the merger. Additionally, the board considered that remaining unaffiliated shareholders would have decreased access to information about our company following the merger although periodic financial information regarding Republic and the Bank would continue to be publicly available from the Federal Reserve Board and the Federal Deposit Insurance Corporation. See “Certain Effects of the Merger on Republic — Termination of Securities Exchange Act Registration,” beginning on page 40. On balance, however, the board determined that the net benefits expected to be realized by terminating our registration were factors tending to support its recommendation to approve the merger.

•	Financial services industry. The board considered current and prospective industry and economic conditions facing the financial services industry generally, including continuing consolidation in the industry and increasing competition. The board considered the fact that many of our larger competitors have the benefits of operational scale and greater financial resources and that the proposed merger would enable us to reduce overhead expenses and improve our ability to compete, on a relative basis. The board concluded that the positive impact of a reduction in overhead expenses was a factor tending to support its recommendation to approve the merger.

•	Effects on liquidity. The board considered the effect that the reduction in the number of shareholders and the termination of the registration of our common stock would have on the market for our common stock and the ability of the remaining shareholders to buy and sell shares. The board determined that, even though our common stock is registered, there is, and will continue to be following the merger, only a very limited market for our shares, especially for sales of large blocks of shares. Although we currently have approximately 1,818 shareholders, approximately 65% of our shares are held by five shareholders. The board also considered the absence of any material trading volume (see page 52) in our common stock and the lack of a market maker for our shares in determining that our shareholders derived little liquidity, if any, from our status as a reporting company. The reduction in liquidity was a factor that tended not to support the board’s decision to recommend approval of the proposed transaction. However, in light of the fact that our common stock is illiquid at present, the board considered the marginal reduction in liquidity not to be a substantial negative factor.

•	Cash merger consideration versus recent trades. Our board of directors also considered the sales prices of transactions in our common stock from January 1, 2002 through the date of the September 8, 2004 board meeting. Because there has been only four purchases of our common stock during that period and the number of trades were not material (i.e., the trades in the aggregate involved significantly less than 1% of the issued and outstanding shares), the board did not place material weight on the prices at which the trades were executed. The board noted that the cash merger consideration was approximately 380% higher than the sales prices known to us since January 1, 2002. In light of the valuation performed by Bank Advisory Group, our board found that the trading prices did not reflect accurately the fair value of our common stock. Accordingly, the board did not consider the recent trading history of our common stock in comparison to the cash merger consideration as a factor tending to support or diminish its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, regardless of whether such unaffiliated shareholders would receive cash for their shares in the merger or retain their shares following the merger.

•	Cash merger consideration versus book value. As of September 30, 2004, the book value per share of our common stock was approximately $56.09. Although book value was a factor, among others, that was considered by the board in determining the cash consideration to be paid in the merger, the board determined it was not directly relevant because book value is a historical number that may not reflect the fair market values of our assets and liabilities. However, the board noted that the per share cash price to be paid in the merger reflected a premium of greater than 4.7% of the book value of our company, as of September 30, 2004.

•	Earnings. The board reviewed our earnings for the previous three fiscal years. For the three years ended December 31, 2003, 2002 and 2001, we reported net income of $1,248,760, $1,283,173 and $1,259,284, respectively. The board considered that, as a multiple of 2003 earnings per share, the cash merger consideration represented a multiple of 15 times earnings. The board considered the price-earnings multiple to be consistent with its understanding of price-earnings multiples for the banking industry and, accordingly, considered the cash consideration, in light of the price-earnings multiple indicated, as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, regardless of whether such unaffiliated shareholders would receive cash for their shares or retain their shares following the merger.

•	Tax consequences. The board considered that the merger would not result in a taxable event for shareholders who retain their shares in the merger, as a majority of our executive officers and directors are entitled to do. The board also considered that, except with respect to unaffiliated shareholders who have acquired their shares in the past twelve months, the cash merger consideration would be taxed as a long-term capital gain for unaffiliated shareholders who would receive cash for their shares in the merger because they would be terminating their actual and constructive stock ownership in the company. The fact that the transaction would not result in a taxable event to shareholders who would retain their shares following the merger contributed to the board’s recommendation and its conclusion as to the fairness of the transaction to unaffiliated shareholders who would retain their shares following the merger. Although the fact that the transaction would result in a taxable event to unaffiliated shareholders who would receive cash for their shares as a result of the merger was determined by the board to be a negative factor, this factor was mitigated somewhat by the positive factor that the cash consideration to be received by these shareholders would likely receive tax-advantaged long-term capital gains treatment.

•	Independent valuation. The board engaged Bank Advisory Group to render a fair value “going concern” evaluation of our common stock. Bank Advisory Group’s valuation indicated that, as of September 30, 2004, fair value for our common stock was $58.00 per share. The board of directors considered the results of the appraisal, the factors underlying the appraisal and the methodologies used in preparing the appraisal. The board considered the results of the independent valuation and the analysis underlying the valuation, which were consistent with the cash merger consideration, to be factors tending to support its recommendation to approve the merger and its conclusion as to the fairness in relation to “going concern” value of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger. In determining the fairness of the transaction in relation to the “going concern” value, our board of directors relied upon the factors considered by and the analyses and conclusions set forth in the independent valuation and adopted these factors, analyses and conclusions as its own.

•	Fairness opinion of Bank Advisory Group. The board considered the financial analyses set forth in Bank Advisory Group’s Cash Fair Evaluation of The Common Stock of The Republic Corporation, as of September 30, 2004 to the effect that the cash consideration of $58.00 per share to be paid in the merger is fair, from a financial point of view, to our shareholders, including unaffiliated shareholders who will receive cash in the merger and those who will retain their shares after the merger. The board adopted Bank Advisory Group’s analyses as its own. The board concluded that the analyses performed by Bank Advisory Group should be considered as a whole and that selecting portions of its analyses, without considering all factors and analyses, would create an incomplete view of the conclusions reached in the fairness opinion. Please see the section titled “Special Factors — Financial Fairness,” beginning on page 22 for more information relating to the fairness opinion and the related financial analyses. The board considered Bank Advisory Group’s oral indication that it would be willing to issue a fairness opinion as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares in the merger and those unaffiliated shareholders who would retain their shares following the merger. Finally, the board confirmed on March 17, 2005, its determination that the cash merger consideration of $58.00 per share is fair, from a financial point of view, to our unaffiliated shareholders who will receive cash in the merger. In addition, the board confirmed on March 17, 2005 its determination that the cash merger-consideration of $58.00 per share is fair, from a financial point of view, to our unaffiliated shareholders who will retain their shares following the merger.

•	Effect on other constituencies. The board considered the effect of the proposed merger on constituencies other than our shareholders, including customers and employees and the community that we serve. The board expects the proposed merger to be transparent to these constituencies and does not expect that the merger will have a material adverse effect on any of these constituencies, either in the short or long term. The board believes that a transaction that had a material adverse effect on any of these constituencies could result in a material adverse effect with respect to our company. Accordingly, the absence of such material adverse effect was a factor tending to support the board’s recommendation to approve the merger.

•	Opportunity to liquidate shares of common stock. The board considered the opportunity that the merger proposal presents to shareholders who are not “qualified shareholders,” or who simply desire to receive cash for their shares, to liquidate their holdings without incurring brokerage costs, particularly given the illiquid market for our common stock. In doing so, the board considered that the merger consideration to be paid to these persons is all cash, which provides certainty of value and immediate liquidity. The board considered the opportunity to provide liquidity to certain shareholders as a result of the merger as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders who would receive cash in the merger.

•	No firm offers. The board considered the absence of any firm offers for the acquisition of our company, the fact that the board has no plans to seek the acquisition of our company in the foreseeable future, and the opinion that in light of the size of our company and the market in which we operate, it is unlikely that any firm offers would be forthcoming as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

•	Structure of transaction. The board considered that by structuring the transaction as a merger, shareholders who comply with the requirements of the applicable sections of the TBCA would be entitled to dissent from the merger transaction. The board considered that structuring the transaction to provide for dissenters’ rights would be favorable to our company and to shareholders entitled to receive cash for their shares by providing a reasonable method of adjudicating claims related to the fairness of the cash consideration. The board also considered this factor in connection with its conclusion as to the procedural fairness of the transaction to unaffiliated shareholders who would receive cash for their shares as a result of the merger.

      In connection with its determination, the board did not consider the liquidation value of our company given its determination that the merger consideration represented a premium over book value in light of the following reasons. First, because the vast majority of a financial institution’s assets and liabilities are monetary assets wherein book values generally approximate their fair market values, the liquidation values of these assets and liabilities would generally command material discounts both to fair market value and, accordingly, book value. In addition to the liquidation discounts, because the liquidation of a financial institution is an extremely expensive and time-consuming process involving significant regulatory procedures and numerous regulatory approvals, the costs of the liquidation of a financial institution further reduce any net assets that would otherwise be available to shareholders following liquidation. Accordingly, in light of these factors and because the merger consideration was greater than our book value, the board of directors concluded that the determination of our liquidation value was not material to the financial fairness of the transaction. However, it is not possible to predict with certainty the future value of our assets or liabilities or the intrinsic value that those assets or liabilities may have to a specific buyer that has not been identified. Accordingly, we cannot assure you that the liquidation of our assets and liabilities would not produce a higher value than our value as a going concern.

      No firm offers of which the board is aware have been made by an unaffiliated person during the preceding two years for (i) the merger or consolidation of our company into or with that person, (ii) the sale or other transfer of all or any substantial part of our assets, or (iii) the purchase of a number of shares of our common stock that would enable the holder to exercise control of our company.

      The transaction is not structured so that approval of at least a majority of unaffiliated shareholders is required. Our board of directors determined that any such voting requirement would usurp the power of the holders of more than 67% of our shares present at the meeting to consider and approve the merger agreement as provided under our articles of incorporation. The board also considered such a provision unnecessary in light of the right of shareholders, whether affiliated or unaffiliated, to dissent from the merger if the merger is approved by our shareholders. No unaffiliated representative acting solely on behalf of the shareholders for the purpose of negotiating the terms of the merger proposal or preparing a report covering the fairness of the merger proposal was retained by us or by a majority of directors who are not employees of our company or the Bank. We have not made any provision in connection with the merger to grant unaffiliated shareholders access to our corporate files, because the board determined that this proxy statement, together with our other filings with the Securities and Exchange Commission, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the merger proposal. The board also considered the fact that under Texas corporate law, and subject to certain conditions set forth under Texas law, shareholders have the right to review our relevant corporate records. We also have not made any provision in connection with the merger to provide unaffiliated shareholders with counsel or appraisal services at the company’s expense. The board did not consider these necessary or customary. Furthermore, in rendering its fairness determination, the board of directors concluded that the merger and merger agreement are fair to all of our unaffiliated shareholders who will receive cash for their shares in the merger regardless whether certain procedural safeguards were used, such as the retention of an unaffiliated shareholder representative, because the merger agreement treats all affiliated and unaffiliated shareholders identically. The board made the same fairness conclusion with respect to our unaffiliated shareholders who will retain their shares following the merger for the same reason. In making the determinations of fairness, the board also considered the other procedural safeguards that were implemented. In that regard, the board noted that an independent financial advisor was engaged by the company and that financial advisor considered and rendered its opinion as to the fairness of the consideration payable in the merger, from a financial point of view, to all unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger. Because the board obtained the valuation and fairness opinion from an unaffiliated entity, the board determined that the cost of obtaining an additional fairness opinion or valuation from another unaffiliated representative would not provide any meaningful additional benefit. After consideration of the factors described above, the board believes that the transaction is fair notwithstanding the absence of such an unaffiliated shareholder approval requirement or unaffiliated representative. The board believes that the transaction is procedurally fair because, after consideration of all aspects of the proposed transaction as described above, all of the directors approved the merger agreement.

      Our board of directors concluded that the anticipated benefits of the proposed merger were likely to substantially outweigh the preceding risks. The foregoing discussion of the factors considered by the board of directors is not intended to be exhaustive, but includes the material factors considered by our board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. The board considered all the factors as a whole in reaching its determination. In addition, individual members of our board of directors may have given different weights to different factors. The board collectively made its determination with respect to the merger based on the conclusions reached by its members, in light of the factors that each of them considered appropriate, that the merger is substantively and procedurally fair to, and in the best interests of, our unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

      In meeting its fiduciary obligations to Republic, our board of directors has also determined that the proposed merger is in the best interests of the company. In reaching this determination, our board of directors considered all of the factors described in this section.

      Determination of fairness of the proposed transaction by filing persons. The merger subsidiary, its directors and executive officers, and our directors and executive officers are considered to be filing persons for purposes of this transaction. These directors and executive officers consist of Catherine G. Eisemann, J.E. Eisemann, IV, Roger Dean Eisemann, George M. Boyd, Jr., and John C. Davis. See the section titled “Management” beginning on page 73 for additional information regarding each of these persons. Each of these filing persons believes that the merger agreement and merger are substantively and procedurally fair to, and in the best interests of, all of our unaffiliated shareholders who will receive cash for their shares in the merger. Each of these filing persons also believes that the merger agreement and the merger are substantively and procedurally fair to our unaffiliated shareholders who will retain their shares following the merger. In reaching this conclusion, these filing persons relied upon the factors considered by and the analyses of our board of directors and adopted these factors and the board’s analyses as their own. See “Special Factors — Recommendation of Our Board of Directors,” beginning on page 31. Each of these filing persons separately concluded that the merger is fair to unaffiliated shareholders who will receive cash in the merger and that the merger is fair to unaffiliated shareholders who will retain their shares of Republic stock following the merger. The belief of each of these filing persons is their individual belief and does not constitute investment advice. We believe that each of the directors and executive officers intends to vote his or her shares of Republic common stock in favor of the merger proposal.

Funding the Merger

      We expect to fund the cash consideration to be paid in connection with the merger and merger-related expenses through the issuance of up to $8,000,000 of trust preferred securities. We plan on issuing the trust preferred securities as part of a trust preferred securities transaction in which one or more special purpose entities would acquire trust preferred securities by wholly-owned business trusts of middle market financial institutions, including Republic, in a transaction that will not be registered under the Securities Act of 1933 in reliance on one or more exemptions from the registration requirements of the Securities Act. We anticipate that the securities issued by us in any such transaction would qualify for tier 1 capital treatment for bank regulatory purposes. We cannot give any assurances that such an offering will be successful. The trust preferred securities will be senior to the shares of Republic common stock that you own. As a result, we must pay distributions on the trust preferred securities before any dividends can be paid on Republic stock and, in the event of Republic’s bankruptcy, dissolution or liquidation, holders of the trust preferred securities must be satisfied before any holders of Republic common stock can be paid. Republic will have the right to defer distributions on the trust preferred securities for up to five years, during which time no dividends may be paid to holders of Republic common stock. In addition, if the Bank is unable to make cash distributions to us, we may be unable to pay the amounts due to the holders of the trust preferred securities and, thus, unable to declare and pay any dividends on its common stock.

      Although the exact amount that we will have to pay cannot be determined until the merger is completed, we would have paid an aggregate of approximately $5 million to acquire the shares of our common stock held by shareholders owning fewer than 250 shares if the merger was completed as of the date of this proxy statement. In addition, we expect merger-related expenses to total approximately $140,000. Please see the section titled “The Proposed Merger — Expenses of the Merger,” beginning on page 68, for a description of the fees and expenses that we expect to incur in connection with the merger.

      Management believes that the likelihood is remote that the aggregate merger consideration and merger-related expenses will exceed $8,000,000 and has made no alternative financing arrangements or alternative financing plans in the event that we do not consummate the sale of the trust preferred securities described above.

U.S. Federal Income Tax Consequences of the Merger

      The following discussion summarizes the material U.S. federal income tax consequences of the merger to holders of shares of Republic stock that exchange their shares for cash or holders whose shares remain outstanding after the merger. The discussion is based upon information provided by Republic, the Internal Revenue Code of 1986, as amended, its legislative history, applicable Treasury regulations, existing administrative interpretations and court decisions currently in effect. Any of these authorities could be repealed, overruled or modified at any time after the date of this proxy statement, and any such change could be applied retroactively and could modify the tax consequences discussed herein. This discussion does not address any tax consequences under state, local or foreign laws.

      The discussion that follows neither binds nor precludes the Internal Revenue Service from adopting a position contrary to that expressed in this proxy statement, and we cannot assure you that such a contrary position could not be asserted successfully by the Internal Revenue Service or adopted by a court if the positions were litigated. We do not intend to obtain a ruling from the Internal Revenue Service or a written opinion from tax counsel with respect to the federal income tax consequences discussed below.

      This discussion assumes that you hold your shares of common stock as a “capital asset” within the meaning of section 1221 of the Internal Revenue Code. This discussion does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances (such as the alternative minimum tax provisions) or if you are subject to certain rules, such as those rules relating to:

•	shareholders who are not citizens or residents of the United States;

•	financial institutions;

•	tax-exempt organizations and entities, including individual retirement accounts;

•	insurance companies;

•	real estate investment trusts;

•	regulated investment companies;

•	estates and trusts;

•	pass-through entities;

•	shareholders who hold their shares as part of a straddle, hedge or conversion;

•	dealers in securities; and

•	shareholders who acquired their shares of common stock through the exercise of employee stock options or similar derivative securities or otherwise as compensation.

      Federal income tax consequences to shareholders who do not receive cash in the merger. If you remain a shareholder following the merger and you receive no cash as a result of the merger, you will not recognize gain or loss as a result of the merger. The merger will not affect the adjusted tax basis or holding period of any shares of common stock that you continue to own following the merger.

      Federal income tax consequences to shareholders who receive cash in the merger. The exchange of our common stock for cash under the terms of the merger agreement will be a taxable transaction. Similarly, if you dissent from the merger and receive cash in exchange for your shares under the dissenters’ rights statute, the receipt of cash will be a taxable transaction. The exchange of our common stock for cash will be treated as a redemption under section 302 of the Internal Revenue Code.

      In general, under section 302, if you receive cash in exchange for your shares as a result of the merger, you will realize and recognize taxable gain or loss. The gain or loss will be measured by the difference between the amount of cash that you receive, $58.00 per share, and the adjusted tax basis of your shares of common stock. The gain or loss will be capital gain or loss if you hold your shares as a capital asset within the meaning of section 1221 of the Internal Revenue Code. Such capital gain or loss will be long-term capital gain or loss if you will have owned your shares of stock for more than one year at the time the merger is completed. Capital gains recognized by an exchanging individual shareholder generally will be subject to federal income tax at capital gain rates applicable to the shareholder. Currently, for individual taxpayers, long-term capital gains are generally taxed at a maximum 15% federal income tax rate. Short-term capital gains are generally taxed at the same rate as ordinary income. Capital gains recognized by an exchanging corporate shareholder will be subject to a maximum federal rate of 35%.

      Under certain circumstances, however, the receipt of cash in exchange for shares may be treated as a dividend. The receipt of cash will not be treated as a dividend if the exchange meets one of the following three tests:

•	the exchange results in a “complete termination” of your equity interest in Republic;

•	the exchange is “substantially disproportionate” with respect to you; or

•	the cash received is “not essentially equivalent to a dividend” with respect to you.

      For purposes of these tests, in addition to the shares you actually own, you will be deemed to own constructively certain shares under the constructive ownership rules of section 318 of the Internal Revenue Code. Generally, the constructive ownership rules under section 318 of the Internal Revenue Code treat a shareholder as owning:

•	shares of stock owned by certain members of your family, related corporations, partnerships, estates or trusts, and

•	shares of stock the shareholder has an option to acquire.

      Because the constructive ownership rules are complex, you should consult your tax advisor as to the applicability of these rules.

      Complete termination test. You will satisfy the “complete termination” test if you completely terminate your direct and constructive ownership interest in Republic. If you would otherwise satisfy the complete termination requirement but for your constructive ownership of shares held by family members, you may, in certain circumstances, be entitled to disregard such constructive ownership. You should check with your own tax advisor as to whether you would be entitled to disregard such constructive ownership and the required filings with the Internal Revenue Service pursuant to such a decision.

      Substantially disproportionate distribution test. The receipt of cash for your shares will be treated as “substantially disproportionate” with respect to you if immediately after the merger you actually and constructively own less than 50% of the total combined voting power of all classes of our common stock and your percentage interest in Republic (i.e., the number of voting shares actually and constructively owned by you divided by the number of outstanding shares) is less than 80% of your percentage interest in Republic immediately prior to the merger.

      Not essentially equivalent to a dividend test. You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your percentage interest in Republic, as described above, constitutes a “meaningful reduction of your proportionate interest” given your particular facts and circumstances. The Internal Revenue Service has indicated in published rulings that a minority shareholder whose relative stock interest is minimal (i.e., less than 1%) and who exercises no control with respect to corporate affairs is considered to have a “meaningful reduction” generally if the shareholder has some reduction in the shareholder’s stock ownership percentage.

      If you satisfy one of these three tests, you should recognize gain or loss on the exchange of your stock as a result of the merger, and the merger consideration should not be treated as a dividend. If you do not satisfy one of these three tests, you will be treated as having received a dividend to the extent of our current and accumulated earnings and profits, which we anticipate will be sufficient to cover the amount of any such dividend. If the merger consideration is treated as a dividend to you, the full amount of the merger consideration will be includible as dividend income, without reduction for the tax basis of your shares. If the exchange is treated as a dividend, your tax basis in the shares sold generally will be added to your tax basis in your remaining shares. However, under proposed rules that will not be effective until promulgated in final Treasury regulations, such unrecovered tax basis may not be transferred to any other shares, but instead generally may give rise to a capital loss either at the time of the redemption, or at a later time, depending on your particular circumstances. To the extent that cash received in exchange for shares is treated as a dividend to a corporate shareholder, the shareholder may be: (i) eligible for a dividends-received deduction (subject to applicable limitations); and (ii) subject to the “extraordinary dividend” provisions of the Internal Revenue Code. To the extent, if any, the cash received by you exceeds our current and accumulated earnings and profits, it will be treated first as a tax-free return of your tax basis in the shares surrendered and thereafter as a capital gain.

      Federal income tax consequences to Republic and the Bank. Neither Republic nor the Bank will recognize gain or loss for U.S. federal income tax purposes as a result of the merger.

      Backup withholding. You may be subject to backup withholding on any cash consideration that you receive in connection with the merger. Backup withholding will not apply, however, if you:

•	furnish to us a correct taxpayer identification number and certify that you are not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to you following the date of the completion of the merger;

•	provide a certification of foreign status on Form W-8 or successor form; or

•	are otherwise exempt from backup withholding.

      Backup withholding is not an additional tax but is credited against the federal income tax liability of the taxpayer subject to the withholding. If backup withholding results in an overpayment of a taxpayer’s federal income taxes, that taxpayer may obtain a refund from the Internal Revenue Service.

      This discussion is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger, and this discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly encouraged to consult with your own tax advisor to determine the particular federal, state, local or foreign income or other tax consequences of the merger that are applicable to you.

Certain Effects of the Merger on Republic

      The merger will have various effects on our company, including those described below.

      Reduction in the number of shareholders and outstanding shares. We believe that the merger will reduce the number of record shareholders from approximately 1,818 to approximately 72. If the merger was completed as of the date of this proxy statement and all shareholders owning at least 250 shares of our common stock became “qualified shareholders,” we estimate that 86,390 shares of our common stock held by 1,746 shareholders would have been exchanged for cash in the merger. As a result, the number of outstanding shares of our common stock would have been reduced from 336,725 to 250,335 including 3,000 shares of mandatorily redeemable, non-transferable directors’ shares that are not considered outstanding in the calculation of book value or earnings per share.

      Effect on per share book value and net income. Because (i) the per share cash merger consideration will be $58.00, (ii) the number of shares of common stock expected to be cashed out as a result of the merger is expected to be approximately 86,390, (iii) our total cost (including estimated expenses) of effecting the merger is expected to be approximately $5.1 million, (iv) as of December 31, 2004, a total of $54,346 in merger-related expenses were reflected on our financial statements, and (v) at December 31, 2004, our aggregate shareholders’ equity was approximately $19,434,158, or approximately $58.23 per share, we expect that, as a result of the merger:

•	our aggregate shareholders’ equity as of December 31, 2004, will be reduced from approximately $19,434,158 on a historical basis to approximately $13,993,046 on a pro forma basis;

•	the book value per share of our common stock as of December 31, 2004, will decrease from approximately $58.23 per share on a historical basis to approximately $56.58 per share on a pro forma basis, or approximately 2.83%; and

•	net income per share of our common stock for the year ended December 31, 2004, would have decreased from $2.70 on a historical basis to $2.03 on a pro forma basis, or approximately 24.8%.

      Decrease in shareholders’ equity. We estimate that our shareholders’ equity will decline by approximately $5.5 million upon completion of the merger as a result of the payment of cash merger consideration and merger-related expenses. See “Pro Forma Consolidated Financial Information,” beginning on page 47. However, we do not expect these amounts to have a material adverse effect on our capital adequacy, liquidity, results of operations or cash flow. See the sections titled “Special Factors — Funding the Merger” and “The Proposed Merger — Operations of Republic and the Bank Following the Merger” beginning on pages 36 and 68, respectively. In addition, we expect that the Bank will remain “well capitalized” for bank regulatory purposes.

      Termination of Securities Exchange Act registration. At this time, we are required to file annual, quarterly and periodic reports that provide our shareholders and the general public with information about us. On an annual basis, we are required to file reports with the Securities and Exchange Commission that include audited financial information, a comprehensive discussion of our financial condition and results of operations, disclosure regarding market risks, information about directors, executive officers and executive compensation, and a description of our business, properties and legal proceedings. We are required to file quarterly reports with the Securities and Exchange Commission that include unaudited financial information for the quarter and year to date, a comprehensive discussion of our financial condition and results of operations for the period and year to date, and a discussion of our legal proceedings. We are also required to file other reports with the Securities and Exchange Commission to disclose certain other material developments. In addition to our reporting obligations, we are required to file with the Securities and Exchange Commission all proxy solicitation materials prepared in connection with meetings of our shareholders.

      If the merger is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file any of these reports or be subject to a number of other securities laws applicable to reporting companies unless the number of record shareholders of the company increases to 300 or more as of the beginning of any year following termination of our Securities Exchange Act registration. As a bank holding company, we would continue to be required to file certain financial information on a quarterly basis with the Federal Reserve Board, and our banking subsidiary, which represents our only material asset, would continue be required to file certain financial information on a quarterly basis with the Federal Deposit Insurance Corporation. This financial information should be available to the public through Internet websites maintained by the respective bank regulatory agencies following the suspension of our Securities and Exchange Commission reporting requirements. However, because the Securities and Exchange Commission’s reporting requirements are more broad and comprehensive than the reporting requirements of the bank regulatory agencies, the decreased access to information available to our shareholders following the suspension of our Securities and Exchange Commission reporting obligations may impair their ability to monitor the activities of, and evaluate their investment in, the company.

      Effect on market for shares. Although our common stock is registered with the Securities and Exchange Commission, there is no established trading market for our common stock, and no market is expected to develop following the merger. In addition, following the merger, we will no longer be a reporting company and the number of shareholders will be substantially reduced. If the merger had been completed as of the date of this proxy statement and all shareholders owning at least 250 shares of our common stock became “qualified shareholders,” the number of shareholders would have been reduced from approximately 1,818 to 72. The absence of an established trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the merger. Currently, there is minimal liquidity in our shares of common stock and there will be a further reduction in the liquidity of our common stock following the merger. In addition, shares of our common stock will be subject to transfer restrictions pursuant to the Shareholders’ Agreement that each “qualified shareholder” will have signed further eroding shareholder liquidity. Consequently, shareholders following the merger may be unable to liquidate their investment in the company and must be able to bear the economic risk of their investment indefinitely.

      Elimination of federal income tax liability. Following the merger, we intend to elect to be taxed as a S corporation, which generally will eliminate our federal income tax liability at the corporate level, subject to limited exceptions. As a result, subject to these limited exceptions, electing Subchapter S federal income tax treatment will enable us generally to avoid double taxation of corporate earnings distributed to our shareholders. As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the year on a daily basis and our shareholders will be responsible to pay taxes on that income regardless of whether they received any cash distributions from us. See “Consequences of a Subchapter S Election,” beginning on page 44.

      Dividends. We have not paid any dividends or other distributions during the last two years or through the date of this proxy statement in 2004. As an S corporation, we expect to be able to make distributions in amounts sufficient to enable our shareholders to pay their respective income tax liabilities for our earnings. However, we cannot guarantee that we will have the financial ability to make these distributions, or if distributions are made, that the distributions will be sufficient to enable shareholders to pay their respective income tax liabilities for our income. We are not obligated to make distributions. See “Consequences of a Subchapter S Election,” beginning on page 44, and “Market for Securities and Dividend Information — Dividends — Republic,” beginning on page 52.

      However, even if we cannot make distributions to cover the estimated taxes on our income, each shareholder will be required to include his pro rata share of our net income in calculating his quarterly estimated tax payments and annual tax payments. Under these circumstances, shareholders would be required to recognize taxable income for federal income tax purposes before receiving cash distributions related to that income.

      Increased share ownership of executive officers and directors. As a result of the merger, we expect that the collective ownership percentage of our directors and executive officers will increase. As of December 31,

2004, our executive officers and directors beneficially owned approximately 65% of our outstanding common stock. Assuming the merger was completed as of the date of this proxy statement and all shareholders owning at least 250 shares became “qualified shareholders,” the collective ownership interest of our directors and executive officers would have increased to approximately 88%.

      Because our executive officers and directors collectively own at least a majority of our common stock, they can control the election of directors and all matters requiring shareholder approval by simple majority vote, including the amendment of our bylaws and other matters of general corporate governance, in each case without regard to other shareholders. Following the merger, we anticipate that our executive officers and directors will collectively own more than two-thirds of our outstanding common stock and, as a result, they will have substantially more control with respect to all matters requiring shareholder approval, including extraordinary matters such as mergers, the sale of our company or amendment of our articles of incorporation. Accordingly, following the merger, these persons will have a greater influence over the business, policies and affairs of our company than before the merger.

Certain Effects of the Merger on Our Shareholders

      The proposed merger will have the same effects on shareholders regardless of whether they are affiliated or unaffiliated shareholders. The effects of the merger to a shareholder will vary depending on whether the shareholder (i) receives cash for all of his shares, (ii) receives cash for some, but not all, of his shares and remains a shareholder, or (iii) does not receive cash for any of his shares and continues to hold the same number of shares following the merger. Because a shareholder may own shares in more than one capacity (i.e., individually and through an individual retirement account), a shareholder may receive cash for some of his shares while retaining ownership of the remaining shares following the merger. The following sections describe certain of the material effects that we expect to result from the merger with respect to shares that are exchanged for cash and shares that are unaffected by the merger. A shareholder may experience a combination of these effects if he receives cash for some of his shares while retaining ownership of other shares. The effects described below assume that 86,390 shares are exchanged for cash in the merger.

      Cashed-out shares. As to shares of our common stock that are exchanged in the merger for the cash merger consideration, shareholders will experience the following effects.

•	Receipt of cash. Shareholders will receive $58.00 in cash per share, without interest.

•	No trading costs. Shareholders will be able to liquidate their ownership interest without incurring brokerage fees and costs.

•	Loss of ownership interest. Shareholders will no longer have any equity or voting interest in Republic and, therefore, will not participate in any future potential earnings or growth of the company or in any shareholder votes.

•	Reacquisition. Shareholders will be unable to reacquire an ownership interest in Republic unless they acquire shares from a remaining shareholder and such shares will be subject to restrictions on transferability pursuant to the Shareholders’ Agreement.

•	Taxes. Shareholders likely will be required to pay federal and, if applicable, state and local income taxes on the taxable gain or loss from the cash amount received in the merger. See “Special Factors — U.S. Federal Income Tax Consequences of the Merger,” beginning on page 37.

      Remaining shares. As to shares of our common stock that are not exchanged in the merger for the cash merger consideration, shareholders will experience the following effects.

•	Continuing interest. Shareholders will retain an ongoing equity interest in Republic and, therefore, the ability to participate in any future potential earnings or growth.

•	Increase in percentage interest. Shareholders will experience an increase in their respective ownership percentages because there will be fewer shares outstanding.

•	Tax liability on pro rata share of earnings. If the merger is completed, we intend to elect to become an S corporation for federal income tax purposes. As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the year on a daily basis. That is, if you own 10% of the common stock, 10% of the income, expenses, losses and gains will be passed through to you, and you will be liable for the taxes on that amount. Our board of directors anticipates that we will make quarterly distributions to our shareholders to enable them to meet their personal tax obligations for our income. However, we cannot guarantee that we will have the financial ability to make these distributions. Even if we cannot make these distributions, each shareholder will be required to include his or her pro rata share of our net income in calculating his or her quarterly estimated tax payments and annual tax payments. Consequently, there could be circumstances where shareholders would be required to recognize taxable income for federal income tax purposes before receiving cash distributions related to that income. This Subchapter S election will have other important tax and non-tax consequences for our company and shareholders. See the sections titled “Special Factors — Certain Effects of the Merger on Republic — Dividends,” and “Consequences of a Subchapter S Election” beginning on pages 41 and 44, respectively.

•	Decreased access to information. If the merger is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file periodic reports with the Securities and Exchange Commission. See “Special Factors — Certain Effects of the Merger on Republic — Termination of Securities Exchange Act registration,” beginning on page 40.

•	Decreased liquidity. The liquidity of the shares of our common stock is expected to decrease as a result of the reduction in the number of shareholders from approximately 1,818 to approximately 72. The absence of an established trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the merger. See “Special Factors — Certain Effects of the Merger on Republic — Effect on market for shares,” beginning on page 41.

•	Reduction in book value per share. Assuming the merger was completed as of December 31, 2004, the book value per share of our common stock as of December 31, 2004, would have decreased from approximately $58.23 per share on a historical basis to approximately $56.58 per share on a pro forma basis.

•	Decrease in earnings per share. Assuming the merger was completed as of December 31, 2004, our earnings per share would have decreased from $2.70 per share on a historical basis as of December 31, 2004 to approximately $2.03 per share on a pro forma basis.

•	Increased share ownership of executive officers and directors. Assuming the merger was completed as of the date of this proxy statement, the collective ownership interest of our directors and executive officers would have increased from 65% to approximately 88%.

•	Effects of Subchapter S election. Becoming a shareholder of a Subchapter S corporation will have material tax and non-tax consequences to remaining shareholders. These consequences are described more completely in the section that follows.

•	Restrictions on transfer. Shareholders will have more limitations on their ability to transfer their shares of common stock than they currently have with respect to their shares. The Shareholders’ Agreement will limit a shareholder’s ability to transfer his or her shares of stock by prohibiting transfers to any person or entity that is not eligible to be a shareholder of an S corporation or who might otherwise jeopardize our status as an S corporation once the election has been made. See “The Proposed Merger — Structure of Merger — Execution of Shareholders’ Agreement,” beginning on page 61. The potential inability to freely transfer your shares may result in liquidity problems depending on a shareholder’s particular financial situation and the potential tax liability that could arise from having to recognize S corporation taxable income before receiving cash distributions related to that income. See “Consequences of a Subchapter S Election,” below.

CONSEQUENCES OF A SUBCHAPTER S ELECTION

      If the merger is completed, we intend to elect to become an S corporation for federal income tax purposes. This election will have important tax and non-tax consequences for our company and shareholders. The following section discusses certain of these consequences, and we urge you to consider this section carefully in considering the merger proposal.

Tax Consequences of Subchapter S Tax Status

      Double taxation of earnings distributed to shareholders as dividends is avoided. The primary reason for a corporation to become an S corporation for tax purposes is that, with four exceptions discussed below, S corporations are not subject to federal income taxes at the corporate level. As a result, subject to these limited exceptions, electing Subchapter S federal income tax treatment will enable us generally to avoid double taxation of corporate earnings distributed to our shareholders. Without Subchapter S tax treatment, our earnings that are distributed to our shareholders would be taxed once at the corporate level, at a federal tax rate of up to 35%, and again at the shareholder level, at a federal tax rate of up to 15%. The combined impact of two levels of tax can be an effective federal tax rate of approximately 45%. However, because S corporation earnings are generally taxed only at the shareholder level and not at the corporate level, S corporation shareholders generally realize a benefit on every dollar earned and distributed to its shareholders by electing Subchapter S tax treatment.

      An S corporation will be subject to federal income taxes at the corporate level in four situations.

      1. Built-in gains. Any built-in gains (such as appreciation in the value of the Bank’s facilities, its bond portfolio or its other real estate) in the assets we hold on the date of conversion to Subchapter S status generally will be subject to corporate-level tax if those assets are sold within ten years after conversion. This is not generally expected to be a problem because most of our consolidated assets either do not have built-in gains or will not be sold in the ordinary course of business. However, this can be a consideration if Republic or the Bank were to sell property for a premium (e.g., the sale of a branch), if the Bank were to reposition its bond portfolio and take gains in the process, or if we were to sell the stock of the Bank after we have made the election to be taxed as an S corporation. For example, if we bought a building for $80,000 in 1990, made a Subchapter S election in 2005 when the building was worth $100,000 and sold the building in 2008 for $140,000, we would owe taxes on the $20,000 gain attributable to the period before we became an S corporation. We have no present intention to take any such action. Furthermore, if we were to sell the stock of the Bank, we would generally be required to obtain prior shareholder approval, as long as the stock of the Bank constitutes substantially all of our assets and the sale were not in the ordinary course of business. The corporate level tax on built-in gains will not be imposed after a corporation has been an S corporation for ten years.

      2. Change to specific charge-off method. In order to become eligible to be an S corporation, a financial institution that uses the reserve method of accounting for bad debts must change to the specific charge-off method of accounting for bad debts for tax purposes. Because we previously used the reserve method of accounting for bad debts, we intend to file the necessary documents with the Internal Revenue Service to make the change in accounting method following the merger. As a result of the conversion, we generally will be required to restate our reserve for bad debts to zero for federal income tax purposes and include the amount of our reserves in our taxable income ratably over the next four tax years. As of December 31, 2004, our reserve account was approximately $167,853 for income tax purposes. Accordingly, we will include an additional $55,951 per year into our taxable income for the next three years. As a result of the change to the specific charge-off method, we will be subject to a corporate-level tax of approximately $20,000 per year for the next three years on the built-in gain recognized from this change. See “Consequences of a Subchapter S Election — Built-in gains,” above. Our board of directors has determined that the costs of making the election to be taxed as an S corporation is substantially outweighed by the benefits from making the election.

      3. Passive investment income. If for any taxable year an S corporation has passive investment income (as such term is defined in the Internal Revenue Code) in excess of 25% of its gross receipts, it may be subject to a corporate level tax at the highest rate on the excess passive investment income. In addition, if we were to have passive investment income in excess of 25% of our gross receipts for three consecutive tax years where C corporation earnings and profits existed, our Subchapter S election would terminate. For these purposes, Treasury regulations generally provide that passive investment income excludes gross receipts directly derived in the ordinary course of a taxpayer’s lending or financing business (e.g., interest income on loans). Our board of directors does not anticipate distributing funds to its shareholders that would be additionally taxable as ordinary income.

      4. Prior Subchapter C corporation earnings and profits. Distributions by an S corporation to a shareholder generally are not taxable to the extent of the shareholder’s basis in his S corporation stock. However, if an S corporation has C corporation earnings and profits from prior C corporation years (as we do), future distributions of C corporation earnings and profits by the S corporation to its shareholders may be treated as ordinary income (i.e., dividends). Distributions made by an S corporation are deemed to come first from the S corporation’s “accumulated adjustment account,” which generally tracks the retained earnings of the S corporation over its lifetime. We do not anticipate that we will distribute funds to our shareholders that would be additionally taxable as ordinary income.

      Shareholder liability for income taxes on corporate earnings. As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the taxable year on a daily basis. Consequently, an S corporation is taxed like a partnership. That is, if you own 10% of the common stock, 10% of the income, expenses, losses and gains will be passed through to you and you will be liable for the taxes on that amount. Moreover, separately stated items of income and loss will pass directly through to shareholders, retaining the character of each separately stated item (e.g., capital gain, capital loss). Our board of directors anticipates that we will make quarterly distributions to our shareholders to enable them to meet their personal tax obligations. Please note, however, that we cannot guarantee that we will have the financial ability to make these distributions. For a description of our dividend policy, see “Market for Securities and Dividend Information — Dividends — Republic.” Even if we cannot make these distributions, each shareholder will be required to include his or her pro rata share of the company’s income in calculating his or her quarterly estimated tax payments and annual tax payments. Consequently, there could be circumstances where shareholders would be required to recognize taxable income for federal income tax purposes before receiving cash distributions related to that income.

      On or before the date that we file our tax return (Form 1120S) for each taxable year, we will provide to each of our shareholders a completed Schedule K-1 (Form 1120S) reflecting the shareholder’s pro rata share of the income, losses, deductions and credits of the company for the most recently completed year.

      Losses, if any, are available to shelter shareholder income. If we should incur losses during any taxable year, each shareholder’s pro rata share of the losses generally will be available to offset the shareholder’s income during that year, subject to certain limitations, including the basis rules, the “at risk” rules, and the “passive activity loss” rules.

      Adjusted tax basis in common stock will increase by retained earnings. A shareholder’s adjusted tax basis in stock of a C corporation is generally what the shareholder paid for the stock when it was acquired. When the corporation earns and retains profits as shareholders’ equity, the book value and typically the market value of the stock increase, but the shareholder’s tax basis remains the same. When the shareholder subsequently sells his stock, he generally pays federal income taxes on this increase in value over his cost basis at a federal capital gains rate of up to 15% if the stock was held as a capital asset for more than one year. By contrast, a shareholder’s basis in S corporation stock generally will be increased by his pro rata share of the S corporation’s income retained by the corporation as capital (and generally will be decreased by his pro rata share of the S corporation’s losses). Any net increase in basis will reduce the amount of gain on the sale of stock by the shareholder, and any net decrease in basis will increase the amount of gain on such sale. Consequently, shareholders can benefit from S corporation status not only to the extent earnings are distributed as dividends (which would be taxed only once at the shareholder level), but also to the extent earnings are retained (which would increase the taxpayer’s basis in such stock).

      Loss of certain tax benefits. The carryforward of net operating losses, minimum tax credits and capital loss carryovers from C corporation status to S corporation status is not permitted, except to offset the payment by the corporation making the election to be taxed as an S corporation of corporate level taxes. We currently have no operating loss carry forwards or tax credits.

      Alternative minimum tax. As an S corporation, we would not be subject to the federal corporate alternative minimum tax or the accumulated earnings tax.

      Additional record keeping. Finally, record keeping and tax preparation for you will become more complex because you will need to maintain records, for federal income tax purposes, of your adjusted tax basis in your shares of Republic common stock and to report each separately stated item of income and loss individually on your tax returns. For estimated tax purposes, S corporation income should be taken into account on a quarterly basis.

Non-Tax Consequences of Subchapter S Election

      Continuation of business, management and shareholders. Our decision to pursue S corporation status will not materially affect the continuing business or operations of either Republic or the Bank. Each entity will continue to be governed by its articles of incorporation and bylaws, and each of the officers and directors of Republic and the Bank will continue to serve in the positions each now holds. The rights of shareholders generally will be unaffected, except that our shareholders following the merger will have certain additional limitations on their ability to transfer their shares of common stock as a result of the Shareholders’ Agreement.

      Prohibition on multiple classes of stock. Among the other criteria discussed in this proxy statement, to qualify for the election to be taxed as an S corporation, a corporation must have only one class of stock outstanding. Differences in voting rights between shares of stock of a corporation are disregarded in determining whether a corporation has more than one class of stock. Our articles of incorporation have authorized only one class of stock, and we have no present plan or intention to issue, a second class of stock in the foreseeable future.

      The foregoing does not attempt to describe all of the possible consequences to you of our proposed Subchapter S election. You are strongly urged to consult with your individual tax advisor for a more thorough understanding of the personal tax consequences of the proposed Subchapter S election, based upon your specific circumstances.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      The following unaudited pro forma financial information, gives effect to the proposed merger, including the Subchapter S election. This information should be read together with our historical financial information contained in, or incorporated by reference into, this proxy statement. The unaudited pro forma financial information has been prepared on a consolidated basis and assumes that:

•	the Subchapter S election and related exchange of 100% of the minority interest of the bank directors’ qualifying equity interest in the Bank for mandatorily redeemable holding company shares are effective as of January 1, 2004;

•	the total number of shares issued by the company is 359,844 of which 23,119 are held in treasury stock and 3,000 are directors qualifying shares subject to mandatory redemption by the company with the remaining 333,725 shares considered outstanding for purposes of Republic’s financial statements in accordance with United States generally accepted accounting principles;

•	the merger occurred as of December 31, 2004 for purposes of the balance sheet, and as of January 1, 2004 for purposes of the statement of income;

•	a total of 86,390 shares of our common stock was exchanged for cash in the merger at a price of $58.00 per share, or approximately $5 million in the aggregate;

•	a total of $140,000 in merger-related costs and expenses was incurred in connection with the merger in the year ended December 31, 2004;

•	the issuance of $7 million in trust preferred securities; and

•	none of the anticipated annual cost savings have been realized.

      The unaudited pro forma information is for illustrative purposes only. The financial results may have been different had the merger actually taken place at the respective time periods specified. You should not rely on the pro forma financial information as being indicative of our future results.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2004

		Pro Forma		Pro Forma
	Actual	Adjustments		Combined

	Debit (Credit)
Cash and due from banks	$5,348,112	$3,226	1)	$5,351,338
Federal Funds sold	51,550,000	2,025,000	1)	53,575,000

Cash and cash equivalents	56,898,112	2,028,226		58,926,338
Loans (net of allowance)	96,141,512			96,141,512
Held-to-maturity securities	30,350,949			30,350,949
Premises and fixed assets	2,850,714			2,850,714
Deferred Income Taxes	427,870	(427,870	) 2)	0
Federal Reserve Bank and Federal Home Loan Bank, Topeka stock	705,900			705,900
Foreclosed assets held for sale, net	349,495			349,495
Interest receivable — loans	485,859			485,859
Goodwill	436,079			436,079
Other	402,305	(41,468	) 3)	360,837

Total assets:	$189,048,795	$1,558,888		$190,607,683

Deposits	$168,779,937			$168,779,937
Interest payable and other liabilities	834,700			834,700
Trust Preferred Securities	0	(7,000,000	) 4)	7,000,000

Total liabilities:	$169,614,637	(7,000,000)		176,614,637

Minority interest in Consolidated Subsidiary	0			0
Common stock	356,844			356,844
Additional paid-in capital	742,039			742,039
Retained earnings	18,426,578	430,492	5)	17,996,086
Less: treasury stock	(91,303)	5,010,620	6)	(5,101,923)

Total shareholders’ equity:	$19,434,158	$5,441,112		$13,993,046

Total liabilities and shareholders’ equity	$189,048,795	$(1,558,888)		$190,607,683

Book value per share	$58.23			$56.58

No. of shares outstanding	333,725	(86,390)		247,335

Notes to Balance Sheet

1)	Cumulative effect of issuance of trust preferred securities, purchases of stock, interest expense on trust preferred securities, merger related costs and reversal of prepaid income taxes due to Subchapter S election, from January 1, 2004 through December 31, 2004. Detailed as follows:

Proceeds from issuance of trust preferred securities	$7,000,000
Purchase of stock from shareholders	$(5,010,620)
Merger-related expenses	$(140,000)
Interest expense trust preferred securities	$(374,500)
Credit for merger related costs actually incurred	$54,346
Reversal of Prepaid Income Taxes	$499,000

Total	$2,028,226

2)	To reverse Deferred Income Tax asset due to Subchapter S election.

3)	Net decrease to Prepaid Income Taxes for reversal of $499,000 in prepaid income taxes less provision for income taxes of $457,532.

4)	To record issuance of $7 million of trust preferred securities.

5)	Cumulative effect on net income from pro forma adjustments of $(398,756) in 2004 plus elimination of minority interest share in 2004 earnings of $31,736.

6)	Purchase of 86,390 shares of stock (86,390 shares at $58.00 per share = $5,010,620).

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2004

		Pro Forma		Pro Forma
	Actual	Adjustments		Combined

	Debit (Credit)
Interest income
Loans, including fees	$7,608,051			$7,608,051
U.S. Government Securities	646,788			646,788
State and political subdivisions	116,843			116,843
Federal funds sold	658,505			658,505

Total interest income	9,030,187			9,030,187
Interest expense
Deposits	2,292,457			2,292,457
Other interest		374,500	7)	374,500

Total interest expense	2,292,457	374,500		2,666,957

Net interest income	6,737,730	374,500		6,363,230

Provision for loan losses	(150,930)			(150,930)
Noninterest income
Service charges on deposit accounts	221,443			221,443
Other service charges and fees	551,222			551,222
Other operating revenue	152,577			152,577

Total noninterest income	925,242			925,242
Noninterest expense
Salaries and employee benefits	2,915,719			2,915,719
Net occupancy expense	340,588			340,588
Equipment expense	150,122			150,122
Data processing fees	603,399			603,399
Professional fees	269,483	85,654	8)	355,137
Marketing expense	226,709			226,709
Printing and office supplies	151,017			151,017
Deposit insurance premium	24,078			24,078
Depreciation	314,767			314,767
Other expenses	1,125,413			1,125,413

Total noninterest expenses	6,121,295	85,654		6,206,949

Income before income tax expense	1,390,747	460,154		930,593
Provision (Benefit) for income taxes	457,532	(29,662	) 9)	427,870

Income before minority interest	933,215	(430,492)		502,723
Minority interest in Net Income of Subsidiary	(31,736)	31,736	10)	0

Net income	$901,479	$(398,756)		$502,723

Net income per share	$2.70			$2.03

Actual Shares = 333,725; Pro forma shares = 247,335

Notes to Statement of Income

7)	Interest expense on trust preferred securities of $7,000,000 at current 3-month LIBOR rate of 3.10% plus 2.25% for the year.

8)	Merger-related expenses of $140,000 less credit for actual merger-related expenses incurred as of December 31, 2004.

9)	Reversal of income tax provision of $457,532, and reversal of deferred income taxes of $427,870.

10)	Elimination of minority interest share of pro forma earnings for 2004.

MARKET FOR SECURITIES AND DIVIDEND INFORMATION

      Market for Securities. Although our common stock is registered with the Securities and Exchange Commission, there is no established trading market for our common stock, and no market is expected to develop following the merger. No registered broker/ dealer makes a market in our stock, and our stock is not listed or posted on any stock exchange or automated quotation system. We act as the transfer agent and registrar for our common stock.

      Occasionally, we become aware of trades in our common stock and the prices at which these trades were executed. We are aware of no other trades that have been recorded on our stock transfer books over the most recent ten completed quarters and through the date of this proxy statement. Accordingly, the following table sets forth:

•	the high and low sales price for repurchases of our common stock during the period indicated for each of the most recent eight completed quarters;

•	the number of repurchase transactions that occurred during each quarter;

•	the total number of shares repurchased in those transactions; and

•	the cash dividends declared on our common stock during each quarter.

	Market Price
				Per Share Cash
	Low	High	Volume	Dividends

2002
First Quarter	$15	$15	30	N/A
Second Quarter	$15	$15	28	N/A
Third Quarter	N/A	N/A	0	N/A
Fourth Quarter	$15	$15	200	N/A

2003
First Quarter	N/A	N/A	0	N/A
Second Quarter	N/A	N/A	0	N/A
Third Quarter	$15	$15	26	N/A
Fourth Quarter	N/A	N/A	0	N/A

2004
First Quarter	N/A	N/A	0	N/A
Second Quarter	N/A	N/A	0	N/A
Third Quarter	N/A	N/A	0	N/A

      The purchaser in each of the transaction referenced in the table above was John C. Davis, a director of Republic and the Bank. Dr. Davis made the purchases while he was a director of the Bank. In addition to transactions of which we are actually aware because they are reflected on our stock transfer books there may be trades of which we are not aware.

      Dividends — Republic. Our shareholders are entitled to receive dividends and other distributions out of legally available funds as and when declared by our board of directors, in its sole discretion. Because our investment in the Bank is our only significant investment, our board is committed to distribute cash dividends only at levels that are consistent with the financial condition and business objectives of the Bank. In determining whether or not to make distributions and, if made, the amount of the distributions, the board generally considers many factors, including:

•	the earnings and earnings potential of our company and the Bank;

•	our present and anticipated future funding requirements;

•	our working capital needs;

•	our general financial condition;

•	the quality of the assets and the financial condition of the Bank;

•	any acquisitions or potential acquisitions under examination;

•	our obligation to maintain the Bank’s regulatory capital ratios at certain levels; and

•	other laws, regulations and other restrictions on distributions applicable to our company and the Bank.

      Historically, we have not paid dividends on our common stock. Following the merger, our dividend policy generally will remain unchanged. However, at the discretion of the board of directors consistent with our current dividend policy, we expect to be able to make distributions to our shareholders on a quarterly basis sufficient to enable them to pay their respective income tax liabilities for our earnings. We cannot guarantee that we will have the financial ability to make these distributions, or if distributions are made, that the distributions will be sufficient to enable shareholders to pay their respective income tax liabilities for our income. We are not obligated to make any distributions.

      As a Texas corporation, we are subject to certain restrictions on distributions under the TBCA. Generally, a Texas corporation may make distributions to its shareholders out of its surplus (the excess of its assets over its liabilities and stated capital) or out of its net profits for the then current and preceding fiscal year unless the corporation is insolvent or the distribution would render the corporation insolvent.

      As a registered bank holding company, we are also subject to certain restrictions on distributions under applicable banking laws and regulations. Consistent with its policy that bank holding companies should serve as a source of financial strength for their subsidiary banks, the Federal Reserve has stated that, as a matter of prudent banking, a bank holding company generally should not maintain a rate of distributions to shareholders unless its net income available has been sufficient to fully fund the distributions, and the prospective rate of earnings retention appears consistent with the bank holding company’s capital needs, asset quality and overall financial condition. In addition, we are subject to certain restrictions on the making of distributions as a result of the requirement that the Bank maintain an adequate level of capital.

      As previously discussed, we do not engage or presently intend to engage in separate business activities of a material nature. As a result, our ability to make distributions to our shareholders depends upon the distributions received by us from the Bank. As more fully described below in the section titled “Market for Securities and Dividends Information — Dividends — The Bank,” the Bank is limited in its ability to make distributions.

Dividends — The Bank. The present and future dividend policy of the Bank is subject to the discretion of its board of directors. In determining whether to pay dividends to us and, if made, the amount of the dividends, the board will consider many of the same factors discussed above with respect to Republic. The board of directors of the Bank cannot guarantee that the Bank will have the financial ability to pay dividends to us, or if dividends are paid, that they will be sufficient for us to make distributions to our shareholders to enable them to pay their respective income tax liabilities for our income. The Bank is not obligated to pay dividends.

      The ability of the Bank, as a national banking association, to pay dividends is restricted under applicable law and regulations. Pursuant to 12 U.S.C. § 56, a national bank may not pay dividends on its stock from its capital stock and surplus accounts. All dividends on its stock must be paid out of undivided profits. If losses have been sustained at any time by a national bank equal to or exceeding its undivided profits then on hand, no dividend can be paid by the bank. In addition, all dividends must be paid out of net profits then on hand, after deducting expenses, including losses and provisions for loan losses. The payment of dividends out of net profits is further restricted by 12 U.S.C. § 60(a), which limits a national bank when declaring dividends on its shares of stock until its capital surplus equals the amount of capital stock or if the surplus fund does not equal the amount of capital stock, by requiring a portion of the bank’s net income to be transferred to the surplus account each time dividends are declared. For this purpose, “net profits” means the remainder of all earnings from current operations plus actual recoveries on loans and investments and other assets after deducting from the total thereof all current operating expenses, actual losses and all federal and state taxes. In addition, 12 U.S.C. § 60(b) places a recent earnings limitation on the payment of dividends by a national bank by requiring prior approval by the Office of the Comptroller of the Currency of a dividend if the total of all dividends declared by a national bank in any year exceeds the total of its net income of that year combined with retained net income of the two preceding years, less any required transfer to surplus. Additionally, under the provisions of 12 U.S.C. § 1818, the Office of the Comptroller of the Currency has the right to prohibit the payment of dividends by a national bank where such payment is deemed to be an unsafe and unsound banking practice. The Office of the Comptroller of the Currency further restricts the ability of national banks to pay any dividends by preventing national banks from including provisions for loan losses in “net profits” and thus reducing the funds available for payment of dividends.

      In addition, under the Federal Deposit Insurance Corporation Improvement Act of 1991, the Bank may not pay any dividend if the Bank is undercapitalized or the payment of the dividend would cause it to become undercapitalized. The Federal Deposit Insurance Corporation may further restrict the payment of dividends by requiring that a financial institution maintain a higher level of capital than would otherwise be required to be adequately capitalized for regulatory purposes. Moreover, if, in the opinion of the Federal Deposit Insurance Corporation, the Bank is engaged in an unsound practice (which could include the payment of dividends), the Federal Deposit Insurance Corporation may require, generally after notice and hearing, that the Bank cease such practice. The Federal Deposit Insurance Corporation has indicated that paying dividends that deplete a depository institution’s capital base to an inadequate level would be an unsafe banking practice. The Federal Deposit Insurance Corporation has also issued policy statements providing that insured depository institutions generally should pay dividends only out of current operating earnings.

THE PROPOSED MERGER

      At the special meeting, you will be asked to consider and vote to approve the merger agreement by and between The Republic Corporation and the merger subsidiary and the transactions contemplated by the merger agreement. This section describes the material aspects of the proposed merger, including the merger agreement. While we believe that the description covers the material terms of the proposed merger, this summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents referred to in this proxy statement, including the merger agreement attached to this proxy statement as Appendix A, for a more complete understanding of the merger. The discussion is qualified in its entirety by reference to the merger agreement.

Parties to the Merger

      The Republic Corporation. We are an independent, publicly-held bank holding company incorporated under the laws of Texas and based in Houston, Texas.

      Our principal activities are providing assistance in the management and coordination of the financial resources of the Bank and providing capital, business development and long-range planning services for the Bank. We derive our revenues primarily from the operations of the Bank in the form of dividends paid to us from the Bank. We may also receive tax benefits from any losses of the Bank.

      As of December 31, 2004, on a consolidated basis, we had total assets of $189,048,795, total loans (net of unearned income and allowance for loan and lease losses) of $96,141,512, total deposits of $168,779,397 and shareholders’ equity of $19,434,158. Our principal executive offices are located at 5340 Weslayan, Houston, Texas, and our telephone number is (713) 993-9200.

      Republic Merger Corp. The merger subsidiary is a newly-formed Texas corporation and wholly-owned subsidiary of Republic organized solely for the purpose of facilitating the proposed transaction. The merger subsidiary will merge with and into our company and will cease to exist after the merger. The merger subsidiary has no significant assets, liabilities or shareholders’ equity and has conducted no material activities other than those incidental to its formation, its negotiation and execution of the merger agreement, and its assistance in preparing various Securities and Exchange Commission filings related to the proposed transaction. The principal executive offices of the merger subsidiary are located at 5340 Weslayan, Houston, Texas, and its telephone number is (713) 993-9200.

Structure of Merger

      The merger has been structured so that, upon consummation of the merger, we will be in a position to (i) terminate the registration of our common stock under the Securities Exchange Act, and (ii) elect to be taxed as an S corporation for federal income tax purposes.

      To terminate our registration, we must have fewer than 300 record shareholders. To elect to be taxed as an S corporation for federal income tax purposes, we must satisfy certain other criteria, which have been changed due to recently enacted tax legislation. On October 22, 2004, President Bush signed into law the American Jobs Creation Act of 2004. That Act changed some of the requirements that must be met for a corporation to be taxed as an S corporation. All of the changes described in this proxy statement are effective for S corporation elections made after December 31, 2004.

      The Act increased the total number of shareholders that an S corporation may have from 75 to 100. The Act also provides that members of a family may elect to be treated as a single shareholder for S corporation purposes. In the Act, the term “members of the family” generally means the persons (including spouses) who are related within 6 generations of a common ancestor. The Secretary of the Treasury is given authority in this act to issue regulations interpreting this family aggregation rule. In addition, the Treasury may require the use of a specific form in order for members of a family to be treated as one shareholder for S corporation purposes.

      Finally, the Act provides that an individual retirement account, or IRA, can be a shareholder of an S corporation if the S corporation is a bank. The definition of “bank” as used in the Act, however, does not appear to include a bank holding company, such as Republic. Thus, until the Treasury issues regulations interpreting that “bank” includes a bank holding company, there is a risk that an IRA that owns stock in Republic would not be an eligible shareholder of an S corporation under the Code.

      To date, Treasury has not issued regulations relating to the Act. Consequently, if Republic were to apply the family aggregation rule in counting shareholders for S corporation purposes or treat IRAs owing its common stock to be eligible shareholders of an S corporation under the Code, and the Treasury subsequently issues regulations inconsistent with what Republic has done, Republic could be prohibited from electing S corporation status as of January 1, 2006.

      As a result, the board of directors of Republic have chosen not to apply the new family aggregation rule or the new IRA eligibility rule unless and until the Treasury has issued regulations interpreting those new rules. However, while Republic considered the 100 shareholder maximum permitted by the new act in structuring the merger and the terms of the Shareholders’ Agreement, it ultimately determined to set its shareholder limit at 75 in order to accommodate future growth plans and to enable it to raise additional capital in the future.

      Thus, an S corporation may now have no more than 100 shareholders, all of whom must be individuals who are citizens or residents of the United States (or their estates) or certain types of trusts, and all of whom must consent to the Subchapter S election. Accordingly, we have structured the merger to satisfy criteria to enable Republic to be eligible to be taxed as an S corporation following the merger.

      These criteria include:

•	we must have no more than 100 shareholders;

•	all of our shareholders must be individuals, estates or certain types of trusts; and

•	all of our shareholders at the time of the election must consent to the Subchapter S election.

      We have recently organized Republic Merger Corp. as a wholly-owned subsidiary of Republic to facilitate the merger transaction. The merger subsidiary will be merged with and into our company in accordance with the terms of the merger agreement, and our company will be the surviving corporation in the merger. If completed, the merger will have the following effects:

•	If you are a “qualified shareholder,” each share of common stock that you own of record will remain outstanding and continue to represent one share of Republic common stock.

•	If you are not a “qualified shareholder,” each share of common stock that you own of record will be converted into the right to receive a cash payment of $58.00 per share, unless you are entitled and elect to dissent from the merger. If your shares are converted into cash as a result of the merger, you will not have to pay any service charges or brokerage commissions in connection with the merger or payment of the cash consideration. After the merger, you will have no further interest in Republic.

•	The outstanding share of Republic Merger Corp. common stock will be cancelled in the merger.

      Shareholders have the right to dissent from the merger by following the procedures set forth in Article 5 of the Texas Business Corporation Act and receive the fair value of your shares of common stock. For a more complete discussion of the rights of shareholders to dissent from the merger, please read the section entitled “The Proposed Merger — Dissenting Shareholders,” beginning on page 64. We have also included a copy of Article 5 in Appendix E to this proxy statement. As a result of the merger, “qualified shareholders” will own all of the issued and outstanding common stock of Republic.

      Criteria to be a “qualified shareholder”. Subject to certain exceptions, which are discussed below, to be a “qualified shareholder” under the merger agreement, you must satisfy all of the following criteria:

•	Either individually or together with your spouse, you must own of record at least 250 shares of common stock. For more information regarding the reasons that our board of directors set the ownership minimum at 250 shares, please see the section titled “The Proposed Merger — Structure of Merger — Reasons for ownership minimum” beginning on page 59.

•	You must be eligible under applicable provisions of the Internal Revenue Code to be a shareholder of an S corporation and deliver to us an executed certificate of eligibility. The types of shareholders who are eligible to be shareholders of an S corporation are described in the section titled “The Proposed Merger — Structure of Merger — Who may be an S corporation shareholder,” beginning on page 60. We have attached a form of certificate of eligibility as Appendix B to this proxy statement. Please see the section titled “The Proposed Merger — Structure of Merger — Execution of certificate of eligibility,” beginning on page 60 for more information regarding the eligibility of a shareholder.

•	You and your spouse (or, if a trust, the person(s) treated as the shareholder(s) under the Internal Revenue Code) must consent to our election to be taxed as an S corporation by delivering to us an executed conformed Internal Revenue Service election form. We have attached a conformed Internal Revenue Service election form and instructions for its execution as Appendix C to this proxy statement. Please see the section titled “The Proposed Merger — Structure of Merger — Execution of election form,” beginning on page 61 for more information regarding the execution of the election form.

•	You and your spouse must deliver to us an executed signature page to the Shareholders’ Agreement. In addition, if you are a trust, certain other persons will be required to execute a signature page. We have attached a copy of the Shareholders’ Agreement as Appendix D to this proxy statement. The purpose and terms of the Shareholders’ Agreement and the persons required to execute a signature page are discussed below in the section titled “The Proposed Merger — Structure of Merger — Execution of Shareholders’ Agreement,” beginning on page 61.

      Once you submit the documents described above, we will review the documentation to ensure you have submitted all of the required documents, but we will not investigate to determine whether required documentation has been properly completed. If an error is found, we may, but are not required to, notify you of such error, and you will be permitted to correct any such errors and resubmit the affected documents prior to 5:00 p.m. on May 2, 2005. In order to ensure that sufficient time is available to correct any deficiencies in the required documents, we recommend that you submit the required documents as soon as possible before

5:00 p.m. on May 2, 2005. If, after this deadline, but prior to the completion of the merger, it is discovered that any required document contains an error, you will fail to qualify as a “qualified shareholder” and you will instead receive the $58.00 per share merger consideration for your Republic stock.

      Certain exceptions to “qualified shareholder” criteria. In addition to the requirements described above, additional restrictions will apply to certain special classes of shareholders in determining whether those shareholders will be deemed to be “qualified shareholders” for purposes of the merger agreement. Each of the special shareholder classes is discussed below. Accordingly, if you fall into one of shareholder classes discussed below, you should pay particular attention to the additional restrictions that may apply to you.

      Co-owned shares. Although individuals are not prohibited under the Internal Revenue Code from owning shares of S corporation stock jointly with other individuals, we have elected not to permit joint ownership of shares of our common stock as a result of the merger, except joint ownership by a husband and a wife. We have made this determination because every co-owner of shares is included as a shareholder for purposes of the shareholder limit for an S corporation, with one exception. A husband and a wife are considered one shareholder, even if they own their shares of common stock jointly. Accordingly, ten individuals could jointly own 250 shares of common stock, thereby satisfying the ownership minimum of 250 shares. However, for purposes of Subchapter S, we would be deemed to have ten shareholders resulting from the jointly held shares. Together with our other shareholders who individually own at least 250 shares, holders of co-owned shares could jeopardize our Subchapter S election. Accordingly, if you own shares of stock jointly with another shareholder other than your spouse (such as your sibling, child or parent), you will receive cash for those shares.

      Estates. Although the Internal Revenue Code permits estates to hold S corporation stock, the merger agreement purposefully prohibits estates from becoming “qualified shareholders.” Estates have been excluded from the definition of “qualified shareholder” because of the risks associated with the inadvertent termination of our S corporation election that may result following the constructive termination of an estate under Internal Revenue Service regulations.

      Certain trusts. Although the Internal Revenue Code permits certain types of trusts to hold S corporation stock, the merger agreement purposefully prohibits certain of these trusts from becoming “qualified shareholders.” Accordingly, if you are a trust described in section 1361(c)(2)(A)(iv) of the Internal Revenue Code, you will be deemed not to be a “qualified shareholder” under the merger agreement. If you are a trust described in section 1361(c)(2)(A)(ii) or (iii) of the Internal Revenue Code, you will be deemed not to be a “qualified shareholder” unless you are eligible to be a shareholder of an S corporation under a provision of the Internal Revenue Code other than sections 1361(c)(2)(A)(ii), (iii) and (iv). Finally, if you are an “electing small business trust” having more than two “potential current beneficiaries,” you will be deemed not to be a “qualified shareholder.” The following discussion describes each of the types of prohibited trusts as well as the justification for their exclusion from the definition of “qualified shareholder.”

      A trust described under section 1361(c)(2)(A)(iv) of the Internal Revenue Code is a voting trust. This type of trust is an eligible S corporation shareholder, but has been excluded from the definition of “qualified shareholder” because every beneficial owner of a voting trust is included as a shareholder for purposes of the shareholder limit for an S corporation. For example, ten shareholders owning 250 shares each could hold their shares in a voting trust. As the record shareholder, the voting trust would be deemed to own the ownership minimum of 250 shares. However, for purposes of Subchapter S, we would be deemed to have ten shareholders resulting from the voting trust. Together with our other shareholders who individually own at least 250 shares, holders of beneficial interests in the voting trust could jeopardize our Subchapter S election. Accordingly, a voting trust will be deemed not to be a “qualified shareholder.”

      A trust described under section 1361(c)(2)(A)(ii) is a trust that was a grantor trust immediately before the death of the deemed owner. This type of trust is an eligible S corporation shareholder, but only for the two-year period beginning on the day of the deemed owner’s death. Accordingly, this type of trust has been excluded from the definition of “qualified shareholder” because of the risk associated with the inadvertent termination of our Subchapter S election by lapse of the two year period following the deemed owner’s death. Accordingly, unless such trust is eligible to be a shareholder of an S corporation under any provision of the

Internal Revenue Code other than sections 1361(c)(2)(A)(ii), (iii) and (iv), such trust will be deemed not to be a “qualified shareholder.”

      A trust described under section 1361(c)(2)(A)(iii) is a testamentary trust. This type of trust is an eligible S corporation shareholder, but only for the two-year period beginning on the day on which our common stock is transferred to it. Accordingly, this type of trust has been excluded from the definition of “qualified shareholder” because of the risk associated with the inadvertent termination of our Subchapter S election by lapse of the two year period following the transfer of the stock to the trust. Unless a testamentary trust is eligible to be a shareholder of an S corporation under any provision of the Internal Revenue Code other than sections 1361(c)(2)(A)(ii), (iii) and (iv), such trust will be deemed not to be a “qualified shareholder.”

      Finally, an electing small business trust having more than two “potential current beneficiaries” is an eligible S corporation shareholder, but has been excluded from the definition of “qualified shareholder” because every “potential current beneficiary” of an electing small business trust is included as a shareholder for purposes of the shareholder limit for an S corporation. A “potential current beneficiary” includes any person who at any time during the year is entitled to, or at the discretion of any person may receive, a distribution from the principal or income of the trust. Accordingly, an electing small business trust could hold 250 shares of common stock, sufficient to satisfy the ownership minimum, and have any number of “potential current beneficiaries.” If the electing small business trust had 20 “potential current beneficiaries,” we would be deemed to have 20 shareholders resulting from the electing small business trust for purposes of Subchapter S. Together with our other shareholders who individually own at least 250 shares, “potential current beneficiaries” of the electing small business trust could jeopardize our Subchapter S election. We have determined that limiting the number of “potential current beneficiaries” to two beneficiaries substantially reduces the likelihood that an electing small business trust could jeopardize our Subchapter S election. Accordingly, unless an electing small business trust has no more than two “potential current beneficiaries,” the trust will be deemed not to be a “qualified shareholder.”

      Minors. Finally, the merger agreement provides that a minor holding shares of record in his name will be deemed not to be a “qualified shareholder.” A minor may own shares beneficially through a trust, which may be deemed a “qualified shareholder” if it satisfies the terms of the merger agreement described above. However, minors who hold shares of record in their own name have been excluded from the definition of “qualified shareholder” because of the risks associated with the potential inability to enforce the provisions of a Shareholders’ Agreement entered into by or on behalf of a minor. See “The Proposed Merger — Structure of Merger — Execution of Shareholders’ Agreement,” beginning on page 61.

      When the ownership minimum will be measured. The determination of the number of shares held by a shareholder will be made at the time the merger becomes effective. The merger will not become effective before 5:00 p.m. on May 2, 2005, which is the deadline for delivering to us a properly executed certificate of eligibility, conformed Internal Revenue Service election form and Shareholders’ Agreement signature page. Accordingly, if you wish to restructure your ownership interest or acquire additional shares of common stock from third parties to obtain the ownership minimum, you should do so no later than 5:00 p.m. on May 2, 2005. After the merger is completed, you will be unable to (i) deliver the required documents described above or (ii) restructure your ownership interest or acquire additional shares of common stock to obtain the ownership minimum, for the purpose of becoming a “qualified shareholder.”

      How to determine ownership minimum. For the purpose of determining the number of shares owned by a shareholder, we will determine who is considered to be a record shareholder by reference to the person who is identified as the owner of the shares on the books and records of the corporation, subject to the following additional rules:

•	Shares held of record by a corporation, a partnership or other organization will be deemed to be owned by the entity or organization as one person and not by its individual shareholders, members or other beneficial owners.

•	Shares held of record by a trust (other than a grantor trust) or estate or by one or more persons as trustees, executors, guardians, custodians or in other fiduciary capacities with respect to a single trust (other than a grantor trust), estate or account will be deemed to be owned by the trust, estate or account as one person and not by the fiduciary or fiduciaries.

•	Shares held of record by a grantor trust or by one or more persons as trustees of a grantor trust will be deemed to be owned by the grantor in his individual capacity, unless there are multiple grantors, in which case the shares will be deemed co-owned by the grantors.

•	Shares held of record in “street name” by a broker, bank or other nominee will be deemed to be owned by the beneficial owner of the shares. Shares held of record in “street name” by a broker, bank or other nominee for which we do not receive beneficial ownership information will be deemed to be owned by persons holding fewer than 250 shares of common stock.

      The number of shares owned by a record shareholder will be calculated separately from all other record shareholders. This means that if you own shares of record in several capacities, you will not be permitted to combine these shares together for purposes of determining the ownership minimum, except for those shares owned jointly with a spouse. Rather, the shares owned in each capacity will be considered independently. For example, if you own shares in the following forms:

•	1,000 shares of record in your own name;

•	300 shares jointly of record with your spouse;

•	1,500 shares of record in your individual retirement account;

•	200 shares jointly of record with your child; and

•	700 shares of record by a corporation that you control.

      You would receive cash for the shares held of record:

•	in your individual retirement account,

•	jointly with your child, and

•	by the corporation that you control.

      The shares that you own in your own name and the shares you own jointly with your spouse would remain outstanding following the merger. However, if you had restructured your ownership so that the shares held in your individual retirement account (an ineligible shareholder of an S corporation under the Internal Revenue Code), the shares held jointly with your child (co-owned shares) and the shares held in your corporation (an ineligible shareholder of an S corporation under the Internal Revenue Code) were transferred to you in your individual capacity, all of the shares would remain outstanding following the merger.

      Reasons for ownership minimum. As discussed above, to become a “qualified shareholder,” you must, among other things, own at least 250 shares of common stock. The 250 share ownership minimum was selected for a number of reasons, including to ensure that:

•	we would have fewer than 100 shareholders of record, which is the maximum number of shareholders permitted for an S corporation and which would enable us to terminate the registration of our common stock;

•	our shareholders would have the ability to make limited transfers (e.g., for estate planning purposes or otherwise) of their stock following the merger;

•	we would have sufficient flexibility to issue stock in the future for corporate purposes, including raising equity capital for our company or the Bank or attracting and retaining qualified employees, directors or executive officers; and

•	we would have sufficient flexibility to enter into an extraordinary transaction, such as a merger or other acquisition, in the future and issue shares of our common stock to certain shareholders of the target entity without jeopardizing our Subchapter S election.

      Out of a total of approximately 1,818 shareholders, approximately 72 shareholders owned of record at least 250 shares of our common stock as of the date of this proxy statement. These shareholders owned, in the aggregate, approximately 75% of the issued and outstanding shares of our common stock as of the date of this proxy statement.

      Our executive officers also considered an ownership minimum of 1,000 shares, which would have resulted in only 14 shareholders, prior to the effects of any repositioning by other shareholders owning fewer than the ownership minimum. Our executive officers also considered an ownership minimum of 600 shares, which would have resulted in 20 shareholders, prior to the effects of any repositioning by other shareholders owning fewer than the ownership minimum. In light of the new Act discussed earlier in this proxy statement, the executive officers ultimately decided upon 250 as the ownership minimum, which will result in approximately 64 shareholders, prior to the effects of any repositioning by other shareholders owning fewer than the ownership minimum.

      Who may be an S corporation shareholder. Subchapter S of the Internal Revenue Code provides that only the following persons are eligible to be shareholders of an S corporation:

•	an individual who is a United States citizen or resident;

•	an estate;

•	a grantor trust that is a United States citizen or resident (a husband and wife owning a trust together are treated as a single owner);

•	a trust that would have been a grantor trust immediately before the death of the deemed owner and that continues in existence after his or her death for a period of two years;

•	a trust created by a will for a period of up to two years following the transfer;

•	an electing small business trust, which is defined under section 1361(e) of the Internal Revenue Code (does not include a foreign trust);

•	a qualified Subchapter S trust, which is defined under section 1361(d) of the Internal Revenue Code;

•	a tax exempt qualified trust, such as an employee stock ownership plan (ESOP), created or organized in the United States and forming part of a stock bonus, pension, or profit-sharing plan of an employer for the exclusive benefit of its employees or their beneficiaries, as provided in section 401(a) of the Internal Revenue Code; and

•	a tax exempt corporation, community chest, fund, or foundation, organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary, or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals, as provided in section 501(c)(3) of the Internal Revenue Code.

      Non-resident aliens, taxable corporations, partnerships, including limited partnerships, limited liability companies (other than single member limited liability companies) and individual retirement accounts are not eligible to be shareholders of an S corporation. In addition, certain types of trusts are not eligible shareholders. Special rules apply with regard to certain tax-exempt entities, such as section 501(c)(3) corporations.

      Execution of certificate of eligibility. If you desire to become a “qualified shareholder,” you will be required to represent that you are eligible to be an S corporation shareholder by executing a certificate of eligibility. The certificate of eligibility is necessary for Republic and its successors to confirm their eligibility to elect S corporation status. We have attached a form of the required certificate of eligibility as Appendix B to this proxy statement. If you are a trust that wishes to become a “qualified shareholder,” you may provide us with a copy of all applicable trust documentation (including executed forms for any election to be made by the trust, either as an electing small business trust or a qualified Subchapter S trust) for our counsel to review at no cost to you. Alternatively, you will be required to provide us with a written legal opinion from a law firm with demonstrable competence in the areas of estate, trust and tax laws, stating that the trust is eligible to be a shareholder of an S corporation and that the terms of the trust will not jeopardize our continuing eligibility as an S corporation. If we do not receive the necessary documentation to determine whether the trust or other entity is a “qualified shareholder,” we intend to make the determination that the trust is not a “qualified shareholder,” even if a fully executed certificate of eligibility is returned to us.

      Based upon your certificate of eligibility, we will determine whether you are eligible to be an S corporation shareholder, and that determination will be final and binding. Upon our request, you may be required to provide additional documentation, certifications and legal opinions to enable us to verify your Subchapter S eligibility.

      We have enclosed a blank certificate of eligibility with this proxy statement. If you have not provided evidence to our satisfaction, in our sole discretion, before the merger is completed, which will not occur before 5:00 p.m. on May 2, 2005, that you are eligible to be a shareholder of an S corporation, we intend to make the determination that you are not a “qualified shareholder” under the merger agreement and to pay to you the cash consideration for your shares of common stock.

      Execution of election form. For a corporation to make an election to be taxed as an S corporation, the Internal Revenue Code requires the written consent of all of the persons treated as shareholders of the corporation. This consent is made on an election form that we must file with the IRS in order to elect Subchapter S tax treatment. Therefore, to be deemed a “qualified shareholder” under the merger agreement, you and your spouse, if any, must deliver to us an executed conformed Internal Revenue Service Subchapter S Corporation Election Form 2553. A shareholder that is a qualified Subchapter S trust will be required to complete the section titled “Qualified Subchapter S Trust (QSST) Election Under Section 1361(d)(2).” Where the record owner is an individual, that individual will be treated as the shareholder under the Internal Revenue Code. Special rules apply in the case of minors, trusts, and similar entities. We have attached an election form and instructions for your execution as Appendix C to this proxy statement. Please contact us if you have any questions regarding the person who would be considered by the Internal Revenue Service to be the holder of your shares. We will file the election forms with the Internal Revenue Service when we make the election to be taxed as an S corporation.

      Once you submit your election form, you may revoke your election at any time prior to the completion of the merger, which we anticipate will occur no later than 5:00 p.m on May 2, 2005. After such time, your election is irrevocable. If you decide to revoke your election and instead receive the per share consideration of $58.00 for your shares of Republic stock in the merger, please contact Roger Dean Eisemann at (713) 993-9200 no later than the date stated above.

      We have enclosed a blank conformed election form and instructions with this proxy statement. If you have not provided a properly executed election form to us before the merger is completed, which will not occur before 5:00 p.m. on May 2, 2005, we intend to make the determination that you are not a “qualified shareholder” under the merger agreement and to pay to you the cash consideration for your shares of common stock.

      Execution of Shareholders’ Agreement. In addition to being eligible to be an S corporation at the time we make the Subchapter S election, we must maintain our eligibility as an S corporation thereafter to continue to receive Subchapter S tax treatment (i.e., under current tax statutes, we must continue to have, at all times, no more than 100 shareholders, all of whom must be individuals or qualifying trusts).

      The Shareholders’ Agreement is an agreement between our company and the persons who remain shareholders following the merger that restricts the transfer of shares of common stock in certain situations that, in the opinion of our board of directors, could jeopardize our continuing eligibility as an S corporation. Because of the importance to our shareholders and to us of our continued eligibility as an S corporation, the merger agreement provides that for you to become a “qualified shareholder,” you and your spouse, if any, must enter into the Shareholders’ Agreement and deliver to us a fully executed signature page to the Shareholders’ Agreement. If you are a trust, in addition to the trustee executing the Shareholders’ Agreement on behalf of the record holder, each beneficial owner and his or her spouse, if any, will be required to deliver a fully executed signature page to the Shareholders’ Agreement to us. We have included a copy of the Shareholders’ Agreement as Appendix D to this proxy statement.

      We have enclosed a duplicate signature page to the Shareholders’ Agreement with this proxy statement. If you have not provided a properly executed Shareholders’ Agreement signature page to us before the merger is completed, which will not occur before 5:00 p.m. on May 2, 2005, we intend to make the determination that you are not a “qualified shareholder” and to pay to you the cash consideration for your shares of common stock.

      The Shareholders’ Agreement provides that the shareholders of our company following the merger will not be permitted to transfer their shares of common stock (i) to a person who is not eligible to be a shareholder of an S corporation (see “The Proposed Merger — Structure of Merger — Who may be an S corporation shareholder,” on page 60); (ii) to certain other persons or entities, including certain trusts and, under certain circumstances, or minors; (iii) to a person who would not own a shareholder slot following the transfer; (iv) if the transfer would cause, or create a material risk of causing, us to become ineligible to be an S corporation; or (v) if the transfer does not otherwise comply with the terms and provisions of the Shareholders’ Agreement, including, among other things, that the transferee (and his or her spouse, if any) agrees in writing to accept the stock subject to all of the terms of the Shareholders’ Agreement. Our board of directors will determine whether the transfer is permitted or prohibited for purposes of the Shareholders’ Agreement.

      If, in the opinion of the board, a proposed transfer of stock is not a permitted transfer, the Shareholders’ Agreement provides that the transferring shareholder will be notified and given the opportunity to (i) maintain ownership of the shares; (ii) locate another person to whom, in the opinion of the board, a transfer of stock would be permitted; (iii) grant the company, first, the remaining shareholders, on a pro rata basis, second, and an assignee or assignees of the company, third, the right to purchase the stock at the price agreed upon by the shareholder and the company or at the “fair value” of the shares. Under the terms of the Shareholders’ Agreement, fair value of a share of stock means the value of a share of stock as determined by a current appraisal of an independent, qualified financial consultant satisfactory to the board, in its sole determination, and using fair market value as the standard of valuation.

      In conjunction with the Shareholders’ Agreement, shareholders would be issued slots, the number of which will be determined, in part, by the number of shares of common stock that each shareholder owns. The maximum number of slots available for issuance will be 100, which is equal to the maximum number of shareholders of an S corporation. Issuing slots will allow us to keep the number of shareholders below 100 while permitting certain transfers of common stock. Under the Shareholders’ Agreement, a shareholder may transfer shares of stock only if (i) the transferring shareholder has a slot that may be transferred to the proposed transferee, (ii) the proposed transferee owns a slot by virtue of the fact that he or she is already a shareholder, or (iii) the proposed transferee otherwise obtains a slot prior to the consummation of the proposed transfer. A shareholder who transfers shares of stock may not retain any shares unless he or she also retains a slot. Slotting will not affect a shareholder’s ability to transfer all of his or her shares to a third party because the shareholder can transfer the slot along with the shares. Slotting will not affect a shareholder’ ability to transfer some of his or her shares to another shareholder because, by definition, that transferee shareholder will already have a slot. Slotting will only affect a shareholder’s ability to transfer some of his or her shares to a third party who is not already a shareholder.

      Because our common stock will be subject to restrictions on transfer as a result of the Shareholders’ Agreement, the Shareholders’ Agreement provides that a legend will be placed on each stock certificate, noting that the shares are subject to the provisions of the Shareholders’ Agreement. These actions are necessary to comply with applicable law and avoid inadvertent termination of S corporation status.

      The Shareholders’ Agreement also requires that you waive your right to jury trial in the event any dispute that arises in connection with the Shareholders’ Agreement. Due to the possible costs incurred in connection with a jury trial arising out of the Shareholders’ Agreement, Republic believes it is in the best interests of the shareholders who remain shareholders following merger that any trial be a bench trial, i.e., to a judge, rather than a more expensive jury trial. In addition, the Shareholders’ Agreement also provides that the parties have the right to amend any provision contained therein upon the written agreement of shareholders owning at least two-thirds (2/3rd) of the issued and outstanding common stock of Republic.

      The foregoing is only a summary of the selected information from the Shareholders’ Agreement and may not contain all of the information that is important to you. We have attached a copy of the Shareholders’ Agreement as Appendix D to this proxy statement and urge you to read the Shareholders’ Agreement carefully.

Conversion and Exchange of Stock Certificates

      We will consummate the merger as soon as possible after the special meeting. As soon as practicable after the merger is completed, we will mail to you a transmittal letter and instructions for use in surrendering your stock certificates. When you deliver your stock certificates to us along with the letter of transmittal and any other required documents, your stock certificates will be cancelled and you will be issued, as applicable, a check in the amount of $58.00 per share of common stock that you owned when the merger became effective or new stock certificates representing your shares of common stock with the additional legends required by the Shareholders’ Agreement. In our discretion, we may elect to affix the required legends to the surrendered stock certificates of qualified shareholders and return the surrendered certificates, rather than issue new stock certificates.

      When the merger is completed, the shares of common stock owned by each shareholder who is not a “qualified shareholder” will automatically be converted into the right to receive the cash consideration, without any further action on his or her part. If you are not a “qualified shareholder,” you will not be entitled to any dividends or other distributions that are declared after the effective time of the merger, regardless of whether you have surrendered your stock certificates to the company. You will, however, be entitled to any dividends on your common stock declared prior to the date on which the merger becomes effective, even if it is not paid until after the time the merger is completed.

      Shareholders will not receive any interest, and no interest will accrue, on the merger consideration between the date we complete the merger and the date the shareholder receives the merger consideration. No service charge will be payable by shareholders in connection with the cash payments or otherwise, and all expenses will be borne by the company.

      We will not be liable to any former shareholder for any amount delivered in good faith to a public official under any applicable abandoned property, escheat or similar laws. If your stock certificate has been lost, stolen or destroyed, we will issue the consideration due to you under the merger agreement upon receipt of appropriate evidence of the loss, theft or destruction, appropriate evidence of your ownership of the shares, and your indemnification of us. In our discretion, we may also require an indemnity bond.

      Please do not surrender your stock certificates until you receive the letter of transmittal.

Interest of Certain Persons in the Merger

      Our executive officers and directors who are also shareholders will participate in the merger in the same manner and to the same extent as all of the other shareholders. Executive officers and directors of the merger subsidiary who are also shareholders of the company will participate in the merger in the same manner and to the same extent as all of the other shareholders of the company. See “Special Factors — Determination of the Terms of the Merger” and “Special Factors — Financial Fairness,” beginning on page 22. However, a majority of our directors and executive officers and those of the merger subsidiary own at least 219,997 shares and will, therefore, retain their shares as a result of the merger, unlike many other shareholders who will be required to relinquish their interest in the company as a result of the merger.

      In addition, if the merger is completed, the respective ownership percentages of each of the directors and executive officers, as well as each of the other shareholders, who remains a shareholder following the merger, will increase. If the merger was completed as of the date of this proxy statement, and all shareholders owning at least 250 shares of our common stock became “qualified shareholders,” the collective ownership interest of our directors and executive officers would have increased from approximately 65% to approximately 88%. See “Security Ownership of Management and Certain Shareholders,” beginning on page 71.

      Furthermore, our executive officers and directors designed the structure of the merger. Because we believe that all of our executive officers and directors will elect to become qualified shareholders and, thus, remain shareholders of Republic following the merger, you may perceive that a conflict of interest exists to the extent that the board of directors and executive officers are responsible for the structure of the merger and have recommended that the shareholders vote for approval and adoption of the merger agreement. Republic’s board of directors believes that in structuring the merger and recommending to shareholders that it approve and adopt the merger agreement that it has adequately balanced the competing interests of the non-continuing shareholders and the continuing shareholders in accordance with its fiduciary duties. Although Board members do own stock in Republic, the 250 share cutoff set in the merger agreement was determined without regard to the directors’ share ownership since the board members will be treated identically to all other shareholders in the merger.

      Finally, the National Bank Act requires that the members of the board of directors of a national bank own a “qualifying equity interest” in the national bank or of that bank’s controlling organization. The directors must each own shares of common stock of the bank or of its controlling organization having an aggregate par value of $1,000, an aggregate shareholders’ equity of $1,000, or an aggregate fair market value of $1,000. Because certain of the directors of the Bank did not own any shares of Republic, we allowed them to purchase $5,000 of Bank stock upon their joining the board of directors of the Bank in order to satisfy the requirements of the National Bank Act.

      In conjunction with the merger, however, Republic and the Bank’s directors mutually agreed that it would be preferable for the directors to instead acquire shares of Republic stock and have those shares serve as the qualifying equity interest required under the National Bank Act, rather than the shares of the Bank already held by the directors. Furthermore, it is also necessary to exchange the directors’ Bank stock for shares of Republic so that all of the outstanding shares of Bank stock will be held by Republic in order for the Bank to qualify as a “qualifying subsidiary” of a Subchapter S corporation.

      On December 22, 2004, each of the following directors of the Bank  — Catherine G. Eisemann, J.E. Eisemann IV, R. Dean Eisemann, George M. Boyd, Dr. John C. Davis, Ralph Gagliardi, John Tarabino, Carlos Chacon, Mari Willert, Johnny B. Niccoli, Virginia Cusimano, and Charles D. Latuda — entered into Director’s Qualifying Shares Agreements with Republic. Pursuant to such Director’s Qualifying Shares Agreements, the previous agreement between the Bank and each of the directors was terminated; the shares of Bank stock held by the director were exchanged for 250 non-transferable shares of Republic stock; and Republic and the director agreed to the repurchase terms of the director’s qualifying shares of Republic. Pursuant to the Directors Qualifying Shares Agreement, upon the director leaving the board of directors of the Bank, for any reason, Republic will purchase for $5,000 the shares of Republic stock subject to the Directors Qualifying Shares Agreement.

Dissenting Shareholders

      If you were a shareholder of our company as of the record date, you may exercise dissenters’ rights in connection with the merger by complying with Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act (“TBCA”). By exercising dissenters’ rights, you will be entitled to receive, if the merger is consummated, the “fair value” of the shares of Republic common stock that you owned as of day immediately prior to the date of the special meeting. This value may differ from the value of the consideration that you would otherwise receive in the merger. The following is a summary of the statutory procedures that you must follow in the event you elect to exercise your dissenters’ rights under the TBCA. This summary is not complete and is qualified in its entirety by reference to Articles 5.11, 5.12 and 5.13 of the TBCA, the text of which is set forth in full in Appendix E to this proxy statement.

      How to exercise and perfect your right to dissent. In order to be eligible to exercise your right to dissent from the merger and to receive, upon compliance with the statutory requirements summarized below, the fair value of your shares of Republic common stock as of the day immediately preceding the special meeting, excluding any appreciation or depreciation in anticipation of the merger, you must:

•	prior to the special meeting, provide Republic with a written objection to the merger that states that you intend to exercise your right to dissent if the merger is consummated and that provides an address to which a notice about the outcome of the vote on the merger may be sent;

•	not vote your shares of Republic common stock in favor of the merger agreement;

•	address any written objection with notice of intent to exercise the right of dissent, as follows: Republic Corporation, Attention: Corporate Secretary, 5340 Weslayan, Houston, Texas, 77277; and

•	sign every communication.

      In order to exercise properly dissenter’s rights, you must refrain from voting by proxy or in person in favor of the merger agreement. A shareholder who executes and returns an unmarked proxy card will have his or her shares voted “FOR” the merger agreement and, as a consequence thereof, such shareholder will be foreclosed from exercising rights as a dissenting shareholder.

      Your demand for payment. If you comply with the items described above and the merger is completed, Republic, as the surviving corporation, will within 10 days of the completion of the merger deliver or mail to all holders of Republic common stock who satisfied the foregoing requirements a written notice that the merger has been completed. You must, within 10 days of the date the notice was sent to you by Republic, send a written demand to Republic for payment of the fair value of your shares of Republic common stock. Such written demand must state the number and class of the shares that you owned as of the record date and your estimate of the fair value of the shares. The fair value of your shares of Republic common stock will be the value of the shares on the day immediately preceding the special meeting, excluding any appreciation or depreciation in anticipation of the merger. If you should fail to make such a demand within the 10 day period, you will lose the right to dissent and will be bound by the terms of the merger agreement. In order to preserve your dissenters’ rights, you must also submit your stock certificates to Republic within 20 days of making a demand for payment with a notation on your stock certificates that such demand has been made. The failure to do so will, at Republic’ option, terminate your rights to dissent and appraisal unless a court of competent jurisdiction for good and sufficient cause shown directs otherwise. Any notice addressed to Republic must be addressed to:

The Republic Corporation

Attn: Corporate Secretary
5340 Weslayan
Houston, Texas 77277

      Republic’s action upon receipt of your demand for payment. Within 20 days of receiving your written demand for payment and estimate of the fair value of your shares of Republic common stock, Republic must mail or deliver to you a written notice that either:

•	accepts the amount declared in the written demand and agrees to pay that amount within 90 days after the effective time of the merger and upon surrender of the certificate representing your shares of Republic common stock; or

•	states Republic’s estimate of the fair value of the shares and offers to pay the amount of that estimate within 90 days after the effective time of the merger and upon surrender of the certificate representing your shares of Republic common stock and upon receipt of notice within 60 days after the completion of the merger that you agree to accept Republic’s estimate.

      Payment of the fair value of yours shares of Republic common stock upon agreement of an estimate. If you and Republic agree upon the fair value of your shares of Republic common stock within 60 days after completion of the merger, Republic will pay the amount of the agreed value to you upon receipt of your duly endorsed share certificates within 90 days of the completion of the merger. Upon payment of the agreed fair value, you will cease to have any interest in such shares.

      Commencement of legal proceedings if a demand for payment remains unsettled. If you and Republic have not agreed upon the fair value of your shares of Republic common stock within the 60-day period immediately subsequent to the completion of the merger, then either you or Republic may, within 60 days of the expiration of the 60-day period after the effective time of the merger, file a petition in any court of competent jurisdiction in Harris County, Texas, asking for a finding and determination of the fair value of the shares. If filed by a shareholder, service of the petition must be made upon Republic as the surviving corporation and Republic must within 10 days after service file with the clerk of the court a list with the names and addresses of all shareholders who have demanded payment and not reached agreement as to the fair value. If filed by Republic, the petition must be accompanied by such a list. The clerk of the court is to give notice to Republic and all shareholders named on the list of the time and place fixed for the hearing of the petition. After the hearing of the petition, the court is to determine the shareholders who have complied with the statutory requirements and have become entitled to the valuation of and payment for their shares, and the court is to appoint one or more qualified appraisers to determine the fair value.

      The appraisers may examine the books and records of Republic and are to afford the interested parties a reasonable opportunity to submit pertinent evidence. The appraisers are to make a determination of the fair value upon such examination as they deem proper. The appraisers are to file a report of the value in the office of the clerk of the court, notice of which is to be given to the parties in interest. The parties in interest may submit exceptions to the report, which are to be heard before the court upon the law and the facts. The court is to adjudge the fair value of the shares of the shareholders entitled to payment for their shares and is to direct the payment thereof by Republic as the surviving corporation, together with interest, which is to begin to accrue 91 days after the effective time of the merger. However, the judgment is to be payable only upon and simultaneously with surrender of the certificates representing your shares, duly endorsed. Upon Republic’s payment of the judgment, you will cease to have any interest in the shares. The court is to allow the appraisers a reasonable fee as court costs, and all court costs are to be allotted between the parties in the manner that the court determines to be fair and equitable, with the respective parties to bear their own attorneys’ fees. Any shareholder who has demanded payment for such holder’s shares may withdraw such demand at any time before payment or before any petition has been filed for valuation by the court. A demand may not be withdrawn after payment or, unless Republic consents, after such a petition has been filed in court. After a demand has been withdrawn, the shareholder and all persons claiming under the shareholder will be conclusively presumed to have approved the merger agreement and will be bound by its terms.

      Federal income tax consequences. See “Special Factors — U.S. Federal Income Tax Consequences of the Merger,” beginning on page 37 for a discussion on how the federal income tax consequences of your action will change if you elect to dissent from the merger. Shareholders who dissent from the merger and receive fair value will be treated as receiving cash in the merger.

Conditions to Consummation of the Merger

      The boards of directors of Republic and the merger subsidiary have unanimously approved the merger agreement and authorized the consummation of the merger, and Republic, as the sole shareholder of the merger subsidiary, has approved the merger. The completion of the merger depends upon a number of events, including:

•	the approval of the merger agreement by our shareholders;

•	the receipt of all required regulatory approvals, if any (see “The Proposed Merger — Regulatory Approvals,” beginning on page 67);

•	the accuracy of the representations and warranties of each of the parties as of the effective date of the merger; and

•	the satisfaction of certain obligations by the parties as more fully set forth in Articles IV and V of the merger agreement.

Amendment or Termination of the Merger Agreement

      The merger agreement may be amended at any time before the merger is consummated by mutual written agreement of the boards of directors of our company and the merger subsidiary, generally without the necessity of further action by our shareholders. However, shareholder approval is required for any modification or amendment that:

•	changes the amount or kind of consideration that you will receive for your shares;

•	changes any provision of our articles of incorporation; or

•	changes any of the terms of the merger agreement if the change would adversely affect your rights as a shareholder.

      No amendments or modifications to the merger agreement are presently contemplated. However, if there is any material amendment to the merger agreement before the shareholders’ meeting, we will notify you and provide you with information relating to the amendment prior to the meeting.

      The merger agreement may be terminated by the mutual consent in writing of our company and the merger subsidiary at any time before the merger is completed. At this time, the parties have no intention of terminating the merger agreement.

Effective Time of the Merger

      We expect that the merger will become effective at the time set forth in the certificate of merger filed with the Secretary of State of the State of Texas. The certificate of merger is expected to be filed as soon as practicable following the deadline for delivering to us a properly executed certificate of eligibility, conformed Internal Revenue Service election form and Shareholders’ Agreement signature page, unless all of the conditions precedent to the consummation of the merger have not been satisfied or waived. We are working to complete the merger by May 13, 2005 to avoid any further reporting obligations. However, delays in obtaining shareholder approval could delay completion of the merger. We cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived. See “The Proposed Merger — Conditions to Consummation of the Merger,” beginning on page 66.

Regulatory Approvals

      In addition to shareholder approvals, completion of the merger is subject to the receipt of all required regulatory approvals, if any. As described above, we intend to fund the cash merger consideration and merger-related expenses from the proceeds of the sale of trust preferred securities. The issuance of the trust preferred securities should not require any regulatory approvals.

      A bank holding company may not repurchase its own stock without the approval of the Federal Reserve Board if the consideration to be paid, together with the consideration paid for any other repurchases in the preceding twelve months, is equal to 10% or more of its net worth. This requirement, however, does not apply if the holding company is “well-capitalized” after giving effect to the proposed repurchase, “well-managed” and not subject to any unresolved supervisory issues. If the merger was completed as of the date of this proxy statement all shareholders owning at least 250 shares became “qualified shareholders,” the cash merger consideration would have constituted approximately 26.8% of our net worth. However, we do not expect the repurchase of our shares to require the prior approval of the Federal Reserve Board because we are “well-managed” and not subject to any unresolved supervisory issues and would expect to be “well-capitalized” after giving effect to the proposed repurchase. See “Special Factors — Funding the Merger,” beginning on page 36.

      Finally, under bank regulatory guidelines, any person or group presumed acting in concert with respect to their shares of Republic common stock whose ownership interest exceed 25% of our outstanding shares because of the reduction in our outstanding stock as a result of the merger, would need to file a notice of change in control with the Federal Reserve Bank of Kansas City for prior approval of the increase in percentage ownership as a result of the transaction and to receive approval of that filing. We do not anticipate any change in control filings will be required in connection with the merger.

      We are not aware of any other regulatory approvals required for completion of the merger. Should any other regulatory approvals be required, we anticipate, but cannot guarantee, that any and all required regulatory approvals would ultimately be obtained. However, the receipt of any required regulatory approvals would reflect only the view of that regulatory body that the transaction does not contravene applicable law. The approval would not include any evaluation that the transaction is in your best interests. No regulatory approval should be interpreted as an opinion that the regulatory body has considered the adequacy of the terms of the merger or that the merger is favorable to you from a financial point of view. The receipt of any regulatory approval in connection with the proposed transaction would in no way constitute an endorsement of, or recommendation for, the merger.

Expenses of the Merger

      We estimate that merger-related expenses, consisting primarily of financial advisory fees, Securities and Exchange Commission filing fees, fees and expenses of our attorneys and accountants, and other related charges, will total approximately $140,000, assuming the merger is completed. This amount consists of the following estimated fees:

Description	Amount

Legal fees and expenses	$70,000
Advisory fees and expenses	$30,000
Accounting fees and expenses	$15,000
Filing fees	$1,000
Printing, solicitation and mailing costs	$23,000
Miscellaneous expenses	$1,000

Total	$140,000

Anticipated Accounting Treatment

      We anticipate that we will account for the purchase of our common stock in the merger as a treasury stock transaction.

Operations of Republic and the Bank Following the Merger

      Following the merger, we expect the operations and business of Republic and the Bank to continue substantially in the same manner as they are currently being conducted. The executive officers and directors of our company and the Bank immediately prior to the merger will be the executive officers and directors of our company and the Bank after the merger. The corporate existence of neither the company nor the Bank will be affected by the merger, and the articles of incorporation and bylaws of the company and the Bank will remain in effect and unchanged by the merger. After the merger is completed, the company and the Bank will continue to be regulated by the same bank regulatory agencies as before the merger, and the Bank’s deposits will continue to be insured by the Federal Deposit Insurance Corporation. The shares of our common stock converted into cash as a result of the merger will, after the merger, be included in our authorized but unissued shares, and would be available for future issuance in the discretion of our board of directors.

      As a result of the payment of the cash merger consideration and merger-related expenses incurred after December 31, 2004, we expect that our equity capital will decline by approximately $5.5 million, assuming that we acquire in the merger only those shares of common stock held by shareholders owning fewer than 250 shares as of common stock. Furthermore, as a result of its issuance of trust preferred securities, Republic may have to rely upon the profitability of the Bank and dividends from the Bank to service the trust preferred securities, which are senior to the common stock shareholders. As is the case with all financial institutions, the profitability of the Bank is subject to the fluctuating cost and availability of money, changes in interest rates and in economic conditions in general. To the extent earnings are necessary to service debt payments on the trust preferred securities, earnings available to pay dividends will decrease. See “Pro Forma Consolidated Financial Information,” beginning on page 47.

      We expect to terminate the registration of our common stock under the Securities Exchange Act following the merger. By terminating our registration, we would not, among other things, be required to prepare and file with the Securities and Exchange Commission annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, proxy statements on Schedule 14A or periodic reports on Form 8-K. For more information on the effects of terminating our registration, please see the section titled “The Proposed Merger — Purposes of and Reasons for the Merger Proposal,” beginning on page 20. Management expects immediate cost savings as a result of the termination of our reporting obligations and the reduction in our shareholder base. In addition, management expects greater long-term benefits to be realized through our ability to avoid anticipated cost increases associated with our remaining a public company following the implementation of the Sarbanes-Oxley Act of 2002 and the regulations promulgated under the Act. These cost savings are expected to have a positive impact on our net income.

      In addition to the cost savings expected as a result of the termination of the registration of our common stock, we expect immediate cost savings as a result of the elimination of our federal and the Bank’s federal and state income tax liability. Although we will be required to recapture over the next four years the balance of our tax basis bad debt reserve as a result of use of the specific charge-off method of accounting for bad debts, we expect the Subchapter S tax election to result in a net tax benefit and, accordingly, have a positive impact on our net income.

      Other than as described in the proxy statement, we have no current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization, or otherwise to effect any material change in our corporate structure or business.

Vote Required to Approve the Merger

      If a quorum is present at the meeting, the merger proposal must be approved by the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of our common stock on the record date.

      Your board of directors unanimously recommends a vote “FOR” the merger proposal. If you return a signed proxy sheet without indicating your vote with respect to the merger proposal, your shares will be voted “FOR” the merger proposal.

THE SPECIAL MEETING

General

      We are providing this proxy statement to our shareholders of record as of March 17, 2005, along with proxy card that the board of directors is soliciting for use at the special meeting of shareholders of Republic to be held on May 13, 2005, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournments thereof. At the special meeting, shareholders will vote on the following matters (i) to ratify certain acts of our board of directors and management taken since March 23, 2001; (ii) to approve two amendments to our Articles of Incorporation; and (iii) to approve the Agreement and Plan of Merger, dated as of December 2, 2004, providing for the merger of the merger subsidiary with and into Republic. A copy of the merger agreement is attached as Appendix A.

Who Can Vote at the Special Meeting

      You are entitled to vote your common stock if our records show that you held your shares as of the record date, which is March 17, 2005. On the record date, we had 336,725 shares of common stock outstanding, held by approximately 1,818 holders of record. Each share of Republic common stock is entitled to one vote on each matter submitted at the special meeting.

Attending the Special Meeting

      All of our shareholders are invited to attend the special meeting. If you are a beneficial owner of Republic common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the special meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Republic common stock held in street name in person at the special meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Annual Report and Quarterly Report

      Our Annual Report to Shareholders for the year ended December 31, 2004 on Form 10-KSB is attached to this proxy statement as Appendix G and incorporated by reference in this proxy statement. See “Where You Can Find More Information and “Documents Incorporated by Reference.”

Vote Required

      Approval of all three proposals, including the merger agreement and each of the amendments to the Articles of Incorporation separately, requires the affirmative vote of at least two-thirds of the shares of the Republic common stock issued and outstanding as of the record date. If you do not vote your shares, it will have the same effect as a vote “against” each and all of the proposals. Accordingly, the board of directors urges you to complete, date and sign the accompanying proxy card and return it promptly in the enclosed pre-addressed prepaid envelope.

      The proposal to adopt the merger agreement is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, shares held in street name that have been designated by brokers on proxy cards as not voted with respect to that proposal (“broker non-vote shares”) will not be counted as votes cast on the proposal. Your broker may allow you to deliver your voting instructions via the telephone or the internet. Please see the voting instruction form from your broker. If your shares are not registered in your name, you will need additional documentation from your record holder to vote the shares in person. Shares with respect to which proxies have been marked as abstentions also will not be counted as votes cast on that proposal.

      Action on the other proposals, if any, that are properly presented at the special meeting for consideration of the shareholders will be approved if a quorum is present and the votes cast favoring the action exceed the votes cast opposing the action. A quorum will be present if a majority of the outstanding shares of Republic common stock entitled to vote is represented at the special meeting in person or by proxy. Shares with respect to which proxies have been marked as abstentions and broker non-vote shares will be treated as shares present for purposes of determining whether a quorum is present. The board of directors is not aware of any other business to be presented at the special meeting other than matters incidental to the conduct of the special meeting.

      As of the record date, the directors and executive officers of The Republic Corporation beneficially owned a total of 219,997 of the outstanding shares of Republic common stock or approximately 65% of the shares entitled to vote at the special meeting.

      The original solicitation will be made by mail. The total expense of such solicitation will be borne by Republic Corporation and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding solicitation material regarding the special meeting to beneficial owners. Further solicitation of proxies may be made personally, electronically or by telephone following the original solicitation. All further solicitation will be by regular employees of Republic Corporation, who will not be additionally compensated therefore.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the special meeting. Proxies may be revoked by delivering to The Republic Corporation, Attn: Corporate Secretary, 5340 Weslayan, Houston, Texas 77277, a written notice of revocation bearing a later date than the proxy, by duly executing and delivering to the Corporate Secretary a subsequently dated proxy relating to the same shares or by attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute revocation of a proxy).

      All shares entitled to vote represented by a properly executed and un-revoked proxy received in time for the special meeting will be voted at the special meeting in accordance with the instructions given, but in the absence of instructions to the contrary, such shares will be voted “FOR” approval of the merger agreement. Proxies that are voted “AGAINST” approval of the merger agreement will not be voted in favor of any motion to adjourn the meeting to solicit more votes in favor of the merger. Persons empowered as proxies will also be empowered to vote in their discretion upon the other proposals before the special meeting or any adjournment thereof, except that discretionary authority on the part of the proxies will be limited to matters of which we did not have notice a reasonable time before our mailing of this proxy statement and the proxy. The proxy statement and the proxy card are being mailed to shareholders on or about April 15, 2005.

Solicitation of Proxies

      Directors, officers and other employees of Republic or its subsidiaries may solicit proxies personally, by telephone or facsimile or otherwise. None of these people will receive any special compensation for solicitation activities. Republic will arrange with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such brokerage firms and other custodians, nominees and fiduciaries, and Republic will reimburse these record holders for their reasonable out-of-pocket expenses.

Recommendation of the Board of Directors

      Our management has undertaken the process of reinstating our corporate charter. Our board of directors has approved the amendments to our Articles of Incorporation and the merger agreement, and believes that the amendments and the proposed transaction are fair to and in the best interests of Republic and its shareholders. The board of directors therefore unanimously recommends that the Republic shareholders vote “FOR” (i) ratification of the actions of our board of directors and management taken since March 23, 2001, (ii) approval of each of the amendments to Republic’s Articles of Incorporation; and (iii) approval of the merger agreement.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

      The following table sets forth information regarding beneficial ownership of common stock, as of February 15, 2005, by:

•	each of our principal shareholders;

•	each of our executive officers;

•	each of our directors; and

•	all of our directors and executive officers, as a group.

      Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power that is sole or shared. The percentage pre-merger beneficial ownership for the following tables is based upon 336,725 shares of common stock outstanding as of the date of this proxy statement. The percentage post-merger beneficial ownership for the following tables is based upon 250,335 shares of common stock outstanding and assumes the acquisition of all shares of our common stock held by shareholders owning fewer than 250 shares as of the date of the proxy statement.

      To our knowledge, unless indicated in the footnotes to the tables and pursuant to applicable community property laws, each person named in the tables has sole voting and investment power with respect to all shares of common stock attributed to him or her. The references to ownership are derived from the stock transfer books of Republic.

	Number of Shares		Percent of Class	Percent of Class
Name of Beneficial Owner	Beneficially Owned		(Pre-Merger)	(Post-Merger)

Catherine G. Eisemann	193,952	(1)	57.6%	77.5%
J.E. Eisemann	8,950	(1)	2.7%	3.6%
Roger D. Eisemann	6,750	(1)	2.0%	2.7%
George M. Boyd	8,700		2.6%	3.5%
Dr. John C. Davis	1,645	(1)	*	*
Directors and executive officers, as a group	219,997		65.3%	87.9%

*	Represents less than 1%

(1)	Each of the named individuals owns 250 shares of Republic common stock subject to the Directors Qualifying Shares Agreement between the individual and Republic, pursuant to which such shares will be repurchased by Republic for $5,000 upon such individual ceasing to be a director of the Bank.

Certain Relationships and Related Transactions

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers and principal shareholders of Republic and the Bank and their associates, affiliates or members of their immediate families. In all cases, these transactions are and will be made on the same basis and terms as similar transactions made with persons or entities that are not officers, directors or principal shareholders of Republic or the Bank and do not involve more than the normal risk of collectibility or involve a delinquency as to payment of principal or interest or present other unfavorable features. As of the date of this document, none of these loans were categorized as nonaccrual, past due, restructured or potential problem loans. Republic and the Bank expect to continue to enter into transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders of Republic and the Bank, their immediate families and their affiliates.

      The Bank has had no other transactions with management or related parties that would require disclosure under Securities and Exchange Commission regulations. Except as described below, no business relationship that would require similar disclosure exists. As of December 31, 2004, one director, John C. Davis, was indebted to the Bank in the amount of $268,676. These loans were granted to Dr. Davis on the same terms and conditions as are available to other parties not involved as insiders of the Bank or Republic, and are being paid by Dr. Davis as agreed.

MANAGEMENT

General

      Our directors are elected by our shareholders at our annual meeting and hold office until the next annual meeting or until their successors are elected and qualified. Our executive officers are appointed by our board of directors and hold office at the board’s discretion.

      The directors of the Bank are appointed annually by the board of directors of Republic, as sole shareholder of the Bank, and hold office until the next annual meeting or until their successors are elected and qualified. The executive officers of the Bank are appointed by the board of directors of the Bank and hold office at the board’s discretion.

Directors and Executive Officers

      Republic’s Board of Directors consists of Catherine G. Eisemann, J.E. Eisemann, IV, Roger Dean Eisemann, George M. Boyd, and Dr. John C. Davis. Catherine G. Eisemann is the mother of J.E. and Roger Dean Eisemann and the mother-in-law of George M. Boyd.

	Positions Held	Principal Occupation
Name (Age as of 12/1/04)	with Republic Corporation	for the Last Five Years

Catherine G. Eisemann (78)	President, Director	Banker
J.E. Eisemann, IV (57)	Vice-President, Director	Banker
Roger Dean Eisemann (50)	Secretary, Director	Banker
George M. Boyd (60)	Director	Banker (Executive Vice-President of The Bank of Texas)
Dr. John C. Davis (57)	Director	Veterinarian

      Catherine G. Eisemann has been a director of the company for 41 years. Mrs. Eisemann was elected President of company in 1981.

      J.E. Eisemann, IV has served as a director of the company for 28 years. Mr. Eisemann has been the Vice-President and Director of the Bank for approximately 27 years. Mr. Eisemann has served as the Chairman of the Board of company and Chairman of the Board for the Bank for approximately 23 years.

      Roger Dean Eisemann was elected Secretary and began serving as director of the company in 1982.

      George M. Boyd, Jr. was appointed to company’s board on March 18, 2004. Mr. Boyd is the Executive Vice President of The Bank of Texas in Austin, Texas and has served in that position for the past five years.

      Dr. John C. Davis was appointed to the company’s board on February 27, 2004. Dr. Davis is the owner/operator of the Rio Cucharas Veterinary Clinic in Walsenburg, Colorado and has owned and operated this business for the past 24 years. Dr. Davis has served as a director on the board of the Bank for approximately 11 years.

Merger Subsidiary

      The board of directors of the merger subsidiary will consist of Catherine G. Eisemann, J.E. Eisemann, IV, Roger Dean Eisemann, George M. Boyd, and Dr. John C. Davis. Catherine G. Eisemann and J.E. Eisemann, IV will be the executive officers of the merger subsidiary. For additional information concerning the sole director and executive officer of the merger subsidiary, see “Directors and Executive Officers” above. The business address and telephone number of each director and executive officer listed above is c/o Republic Merger Corp., 5340 Weslayan, P.O. Box 270462, Houston, Texas 77277.

OTHER BUSINESS

      We are not aware of any other matters to be acted upon at the special meeting, other than those described in this proxy statement and procedural matters related to the conduct of the special meeting. If, however, any other matters are properly brought before the meeting, the persons named as proxy holders, acting under the proxy, will have discretion to vote on those matters, in accordance with their best judgment. However, your proxy would not confer authority to the persons named in the proxies to vote to postpone or adjourn the special meeting.

COST OF SPECIAL MEETING AND SOLICITATION OF PROXIES

      We will pay the expenses associated with the special meeting and with preparing, assembling, printing and mailing this proxy statement and the materials used for the solicitation of proxies to be voted at the special meeting. In addition to soliciting proxies through the mails, directors, officers and other employees of our company or the Bank may solicit proxies in person, by telephone or by facsimile. None of these persons will receive additional compensation for their efforts during this solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. After the original mailing of the proxies and other solicitation materials, we request that brokers, custodians, nominees and other record holders of common stock forward copies of this proxy statement, proxy and solicitation materials to beneficial owners for whom they hold shares.

WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Because the merger is a “going private” transaction, the company and the merger subsidiary have filed with the Securities and Exchange Commission a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger and a Schedule 14A with respect to the proxy solicitation. This proxy statement is a part of the Rule 13e-3 Transaction Statement and constitutes a proxy statement of the company for the special meeting. As permitted by Securities and Exchange Commission rules, this proxy statement does not contain all of the information that shareholders can find in the Rule 13e-3 Transaction Statement.

      You may read and copy any reports, statements or other information that we file, including the Rule 13e-3 Transaction Statement, at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

DOCUMENTS INCORPORATED BY REFERENCE

      The Securities and Exchange Commission allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is contained directly in this document or in any other subsequently filed document that also is incorporated by reference in this proxy statement.

      This proxy statement incorporates by reference our annual report on Form 10-KSB for the year ended December 31, 2004, a copy of which is included as Appendix G to this proxy statement. That report contains important information about our company and its financial condition. We also incorporate by reference any additional documents that we may file with the Securities and Exchange Commission under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the date of this document and the date of the special meeting. These may include periodic reports, such as annual reports on Form 10-KSB and quarterly reports on Form 10-QSB.

      We will provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, a copy of all documents incorporated by reference, excluding exhibits, unless the exhibits are specifically incorporated by reference as an exhibit to this proxy statement. Requests for copies of documents incorporated by reference in this proxy statement should be directed to:

Roger Dean Eisemann
The Republic Corporation
Post Office Box 270462
Houston, Texas 77277
Telephone: (713) 993-9200

      If you would like to request documents, please do so by April 29, 2005 to receive them before the special meeting. If you request any incorporated documents from us, we will mail them to you promptly by first-class mail or other similar means.

      These documents are also included in our filings with the Securities and Exchange Commission, which you can access electronically at the Securities and Exchange Commission’s website at http://www.sec.gov.

      You should rely only on the information contained in or incorporated by reference into this proxy statement. We have not authorized anyone to provide you with any information that is different from the information contained in, or incorporated by reference into, this proxy statement. If anyone does give you different or additional information, you should not rely on it.

      This proxy statement is dated April 15, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to our shareholders will not create any implication to the contrary.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of the 2nd day of December, 2004, by and between THE REPUBLIC CORPORATION, a Texas corporation (“Company”), and REPUBLIC MERGER CORP., a Texas corporation (“Interim Company”).

RECITALS

     WHEREAS, the Company is a Texas corporation, having authorized capital stock consisting of 750,000 shares of common stock, par value of $1.00 per share (“Company Stock”), of which 333,725 shares are currently outstanding;

     WHEREAS, the Interim Company is a Texas corporation, formed for the sole purpose of facilitating the merger transaction described herein and having authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share (“Interim Company Stock”), all of which is currently issued and outstanding; and

     WHEREAS, the boards of directors of the Interim Company and Company deem it advisable and to the benefit of the Interim Company and Company and their respective shareholders that the Interim Company and the Company participate in a merger (“Merger”) in accordance with the provisions of the Texas Business Corporation Act (“TBCA”), pursuant to which the Interim Company shall merge with and into the Company and the separate corporate existence of the Interim Company shall cease.

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE I
THE MERGER AND RELATED MATTERS

     1.01. The Merger.

               (a) Merger of the Interim Company and Company. Subject to the terms of this Agreement, at the Effective Time (as such term is defined in Section 1.04 hereof), the Interim Company shall be merged with and into the Company pursuant to the provisions of Article V et seq. of the TBCA.

               (b) Effects of the Merger. The Merger shall have the effects set forth in section 5.06 of the TBCA. Following the Merger, the Company shall continue in existence under the same legal name as it existed immediately prior to the Merger, and the separate corporate existence of the Interim Company shall cease. The offices and facilities of the Company immediately prior to the Merger shall be the offices and facilities of the Company following the Merger. At the Effective Time, all rights, title and interests to all assets of every kind and character owned by the Interim Company shall be allocated to and vested in the Company without reversion or impairment, without further act or deed and without any transfer or assignment, but subject to any existing liens or encumbrances thereon. At the Effective Time, all liabilities and obligations of the Interim Company shall be allocated to and vested in the Company.

               (c) Conversion of Company Stock. At the Effective Time by virtue of this Agreement and without any further action on the part of any holder:

                    (1) Each share of Company Stock owned of record as of the Effective Time (as defined herein) by a Qualified Shareholder (as such term is defined in Section 1.02 hereof) who is not a

Dissenting Shareholder (as such term in defined in Section 1.01(e) hereof) shall remain outstanding and continue at the Effective Time to represent one share of Company Stock; and

                    (2) Each share of Company Stock owned of record as of the Effective Time by a shareholder of the Company who is not a Qualified Shareholder and not a Dissenting Shareholder shall be canceled and converted into the right to receive $58.00 in cash payable in the form of a Company check.

               (d) Conversion of Interim Company Stock. At the Effective Time by virtue of this Agreement and without any further action on the part of any holder, each share of Interim Company Stock shall be canceled.

               (e) Dissenting Shareholders. Notwithstanding anything in this Agreement to the contrary, a shareholder of the Company (“Shareholder”) may dissent from the Merger and exercise his or her appraisal rights pursuant to and subject to the provisions of Article 5.11 through 5.13 of the TBCA.

               (f) Articles of Incorporation and Bylaws. The articles of incorporation and bylaws of the Company, as in effect immediately prior to the Effective Time, shall be unaffected by the Merger and shall remain in effect thereafter, unless and until amended or repealed as provided by applicable law.

               (g) Directors and Officers. The directors and officers of the Company immediately prior to the Merger shall continue as the directors and officers of the Company following the Merger, and each of such persons shall continue to hold office in the manner provided in the articles of incorporation and bylaws of the Company, as in effect at that time, or as otherwise provided by law.

               (h) Shareholder Approval. This Agreement shall be submitted to a vote of (i) the Shareholders at a meeting duly called by the board of directors of the Company as soon as is practicable following the execution hereof and (ii) the sole shareholder of the Interim Company. Upon approval by the requisite vote of the Shareholders and the approval of the sole shareholder of the Interim Company, this Agreement shall be made effective in the manner provided in Section 1.04 hereof.

     1.02. Qualified Shareholder. Except as provided below, a Qualified Shareholder is a Shareholder who: (i) either individually, or with his or her spouse, owns of record at least 250 shares of Company Stock, (ii) is eligible to be a shareholder of a corporation taxed pursuant to Subchapter S (“S Corporation”) of the Internal Revenue Code of 1986, as amended (“Code”) and executes and delivers to the Company that certain certificate of eligibility (“Certificate of Eligibility”), in the form provided by the Company, (iii) consents (along with his or her spouse) to the election by the Company to be taxed as an S Corporation (“Subchapter S Election”) by executing and delivering to the Company a Conformed Internal Revenue Service Subchapter S Corporation Election Form 2553 (“Election Form”), in the form provided by the Company, (iv) enters into (along with his or her spouse) and delivers to the Company that certain shareholders’ agreement (“Shareholders’ Agreement”), in the form provided by the Company, and (v) delivers any additional documentation, consents or certification that the Company may reasonably request to ensure the Company’s eligibility to qualify for federal income tax treatment under Subchapter S of the Code.

     For purposes of this Agreement and the determination of who is a Qualified Shareholder, the following limitations shall apply: If the record holder is a minor, he or she shall be deemed not to be a Qualified Shareholder. A trust described in section 1361(c)(2)(A)(ii) or (iii) of the Code shall be deemed not to be a Qualified Shareholder unless the trust is eligible to be a shareholder of an S Corporation under a provision of the Code other than section 1361(c)(2)(A)(ii), (iii) or (iv) of the Code. A trust described in section 1361(c)(2)(A)(iv) of the Code shall be deemed not to be a Qualified Shareholder. A Shareholder that is a trust described in section 1361(c)(2)(A)(v) of the Code having more than two “potential current

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beneficiaries,” as defined in section 1361(e)(2) of the Code, shall be deemed not to be a Qualified Shareholder. A Shareholder will be deemed not to be a Qualified Shareholder as to any shares of Company Stock that the Shareholder owns of record jointly with any person other than the Shareholder’s spouse. Shares of Company Stock held by a trust will be deemed not to be owned by a Qualified Shareholder unless (i) the trust, (ii) each person who is a deemed owner of the trust under the Code (and his or her spouse) and (iii) each beneficial owner of the trust (and his or her spouse) execute a signature page to the Shareholders’ Agreement. All shares held in “street name” shall be deemed to be held by a Shareholder who is not a Qualified Shareholder.

     In the event that a Shareholder would satisfy the requirements to be a Qualified Shareholder, except for the fact that the Shareholder does not own of record at least 250 shares of Company Stock, for purposes of satisfying this Agreement, the Shareholder shall also be deemed to own all other shares that the Shareholder owns beneficially in a trust that satisfies the requirements to be a Qualified Shareholder (except for the ownership minimum).

     The Company shall have the sole authority to determine whether a Shareholder is a Qualified Shareholder, and that determination, after consultation with counsel, shall be final and binding.

     1.03. Exchange Procedures.

               (a) As soon as practicable after the Effective Time, the Company (acting as exchange agent) or such other exchange agent as may be appointed by the Company, shall mail to each holder of record of one or more certificates which immediately prior to the Effective Time evidenced outstanding shares of Company Stock (“Certificate(s)”), a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the Company and which may contain such other terms as determined by the Company), and instructions for use in effecting the surrender of the Certificates in exchange for the cash consideration set forth in Section 1.01(c) hereof or for certificates with the additional legends as provided therefor by the Shareholders’ Agreement, as applicable.

               (b) Upon surrender to the exchange agent of a Certificate for cancellation, together with a properly completed and duly executed letter of transmittal and such other documents as may be required by the letter of transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor the cash consideration set forth in Section 1.01(c) hereof or certificates with the additional legends as provided therefor by the Shareholders’ Agreement, as applicable.

               (c) The Company may withhold any amount otherwise due to a Shareholder pursuant to this Agreement or any future distribution with respect to Company Stock held by a Shareholder if such Shareholders fails to follow the exchange procedures set forth in this Agreement. No interest in respect of the cash consideration set forth in Section 1.01(c) or any other distribution will be paid or will accrue to holders of Certificates pursuant to the provisions of this Agreement or otherwise.

               (d) In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company, the posting by such person of a bond in such amount as the Company or the exchange agent, as applicable, may determine is necessary as indemnity against any claim that may be made against it with respect to such certificate, the Company or the exchange agent, as applicable, shall deliver in exchange for such lost, stolen or destroyed certificate the cash consideration set forth in Section 1.01(c) hereof or new Company certificates with the additional legends as provided therefor by the Shareholders’ Agreement, as applicable.

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               (e) Notwithstanding the foregoing, none of the Company, Interim Company or any exchange agent shall be liable to any former Shareholder or holder of a Certificate for any amount delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar laws.

     1.04. Effective Time. The Merger will become effective in the manner set forth in the TBCA (“Effective Time”).

     1.05. Closing. The closing of the transactions contemplated by this Agreement shall take place at such time and place as the parties may mutually agree.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company, as of the Effective Time, hereby represents and warrants to Interim Company as follows:

     2.01. Corporate Organization, Authorization, etc. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has full corporate power and authority to conduct its business as it is now being conducted and to own or lease the properties and assets it now owns or holds under lease. The Company has full corporate power and authority to enter into this Agreement and, subject to the requisite approval of its Shareholders, to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Company and, subject to such approval, is a valid and binding agreement of the Company in accordance with its terms, subject to laws relating to creditors’ rights generally.

     2.02. Authorized and Outstanding Stock. The authorized capital stock of the Company consists of 750,000 shares of common stock, par value $1.00 per share. As of the date hereof, 333,725 shares of Company Stock were fully paid and outstanding. There are no unsatisfied preemptive rights with respect to the Company Stock.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE INTERIM COMPANY

     The Interim Company, as of the Effective Time, hereby represents and warrants to the Company that:

     3.01. Corporate Organization, Authorization, etc. The Interim Company is a Texas corporation and has full corporate power and authority to enter into this Agreement and, subject to the approval of its sole shareholder, to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Interim Company and, subject to such approval, is a valid and binding agreement of the Interim Company in accordance with its terms, subject to laws relating to creditors’ rights generally.

     3.02. Authorized and Outstanding Stock. The authorized capital stock of the Interim Company consists of 1,000 shares of common stock, par value $1.00 per share. As of the date hereof, all of the shares of Interim Company Stock is fully paid, validly issued and outstanding. There are no unsatisfied preemptive rights in respect of the Interim Company Stock.

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ARTICLE IV
OBLIGATIONS PRIOR AND SUBSEQUENT TO EFFECTIVE TIME

     4.01. Filing Requirements. The Interim Company and the Company will promptly comply with all filing requirements that federal, state or local law may impose on the Interim Company or the Company with respect to this Agreement and the transactions contemplated hereby.

     4.02. Shareholder Approval. Promptly following the execution of this Agreement, the Company and Interim Company shall commence to take such actions as may be necessary to obtain requisite approval of this Agreement by the Shareholders of the Company and the sole shareholder of Interim Company, including, without limitation, the calling of a Shareholders’ meeting and the preparation of proxy or similar materials for a meeting of Shareholders to be held as soon as practicable.

     4.03. Further Assurances. Each party hereto agrees to execute and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement. Each party shall use its best efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to effect the Merger in accordance with the terms and conditions of this Agreement.

ARTICLE V
CONDITIONS PRECEDENT

     5.01. Conditions to the Company’s Obligations. The obligations of the Company to effect the Merger are subject to the satisfaction of the following conditions, unless waived by the Company:

                    (a) Representations and Warranties. The representations and warranties of the Interim Company set forth in this Agreement shall be true and correct in all material as of the Effective Time.

                    (b) Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the Shareholders in accordance with applicable law.

                    (c) Performance of Obligations of the Interim Company. The Interim Company shall have performed all obligations and covenants required to be performed by it under this Agreement prior to the Effective Time.

                    (d) Approvals and Consents. All approvals of applications to public authorities, federal, state or local, and all approvals of private persons, the granting of which is necessary for the consummation of the Merger, for the prevention of the termination of any material right, privilege, license or agreement of, or any material loss or disadvantage to, or the withholding of which might have a material adverse effect on, the business, results of operations, prospects or financial condition of the Interim Company upon the consummation of the Merger, shall have been obtained.

     5.02. Conditions to the Interim Company’s Obligations. The obligations of the Interim Company to effect the Merger are subject to the satisfaction of the following conditions, unless waived by the Interim Company:

                    (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Effective Time.

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                    (b) Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the sole shareholder of the Interim Company in accordance with applicable law.

                    (c) Performance of Obligations of the Company. The Company shall have performed all obligations and covenants required to be performed by it under this Agreement prior to the Effective Time.

                    (d) Approvals and Consents. All approvals of applications to public authorities, federal, state or local, and all approvals of private persons, the granting of which is necessary for the consummation of the Merger, for the prevention of the termination of any material right, privilege, license or agreement of, or any material loss or disadvantage to, or the withholding of which might have a material adverse effect on, the business, results of operations, prospects or financial condition of the Company upon the consummation of the Merger, shall have been obtained, and all statutory waiting periods with respect thereto shall have expired.

ARTICLE VI
TERMINATION AND ABANDONMENT

     6.01. Right of Termination. Anything herein to the contrary notwithstanding, prior to the Effective Time, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time by the mutual consent in writing of the boards of directors of the Company and the Interim Company, whether before or after action thereon by the Shareholders.

     6.02. Effect of Termination. If this Agreement is terminated pursuant to this ARTICLE VI, the same shall be of no further force or effect and there shall be no liability by reason of this Agreement or the termination thereof on the part of the Interim Company, the Company or any of the directors, officers, employees, or agents, or shareholders of any of them, except as to any liability for breach of any duty, representation, warranty or obligation under this Agreement arising prior to the date of termination.

ARTICLE VII
MISCELLANEOUS PROVISIONS

     7.01. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented by written agreement duly authorized by the boards of directors of the Interim Company and the Company at any time prior to the Effective Time; provided that Shareholder approval shall be required for any modification or amendment that alters or changes the amount or kind of consideration to be received in exchange for or on conversion of all or part of the shares of Company Stock.

     7.02. Waiver of Compliance. Any failure of the Interim Company or the Company to comply with any obligation, covenant, agreement or condition herein may be expressly waived (to the extent permitted under applicable law) in writing by the President of the Interim Company or the Company, as the case may be; provided, however, such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     7.03. Notices. All notices or communications required or permitted to be made hereunder shall be in writing, duly signed by the party giving such notice or communication and shall be by hand, by a nationally recognized overnight courier service, by registered or certified mail, postage prepaid, or by facsimile transmission, receipt confirmed, as follows (or at such other address for a party as shall be specified by like notice):

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                    (a) if given to the Interim Company, at the Interim Company’s mailing address set forth below:

Republic Merger Corp.
5340 Weslayan
P.O. Box 270462
Houston, Texas 77277
Attention: President
Facsimile Number: (719) 846-9888

                    (b) if given to the Company, at the Company’s mailing address set forth below:

The Republic Corporation
5340 Weslayan
P.O. Box 270462
Houston, Texas 77277
Attention: President
Facsimile Number: (719) 846-9888

                    (c) if given to a shareholder of the Interim Company or the Company, at the address set forth on the books and records of the Interim Company or the Company, respectively.

     Where this Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the secretary of the Interim Company or the Company, as applicable, but such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     All notices or communications shall be deemed delivered upon actual receipt thereof by the appropriate person if delivered by hand, upon the date of the receipt confirming the delivery if transmitted by facsimile, upon the next business day following deposit with a nationally recognized overnight courier service, or upon the third succeeding business day following deposit in the United States mail.

     7.04. Severability. If any provision of this Agreement, or the application thereof, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The parties further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid, illegal or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

     7.05. Attorneys’ Fees. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, or as a result of any other dispute, in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     7.06. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the respective parties

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hereto without the prior written consent of the other parties; provided, no such consent shall be required for assignment by the Interim Company or the Company to a corporate affiliate. No such assignment shall relieve the Interim Company or the Company of its obligations hereunder.

     7.07. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES SUBJECT TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. IN THE EVENT OF A DISPUTE INVOLVING THIS AGREEMENT, THE PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN HOUSTON, TEXAS.

     7.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     7.09. Headings. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement or any provision thereof.

     7.10. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered all as of the day and year first above written.

THE REPUBLIC CORPORATION, a Texas corporation
By:	/s/ J.E. Eisemann, IV
J. E. Eisemann, IV, Vice President

REPUBLIC MERGER CORP., a Texas corporation
By:	/s/ J.E. Eisemann, IV
J. E. Eisemann, IV, President

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APPENDIX B

FORM OF CERTIFICATE OF ELIGIBILITY

To:	The Republic Corporation
5340 Weslayan
P.O. Box 270462
Houston, Texas 77277

Attention:	J.E. Eisemann, IV

Gentlemen:

     In accordance with the terms of that certain Agreement and Plan of Merger, dated December 2, 2004 (“Agreement”), by and between The Republic Corporation (“Republic”) and Republic Merger Corp. (“Merger Subsidiary”), which provides for the merger of Merger Subsidiary with and into Republic (the “Merger”), I understand that in order to remain a shareholder of Republic after consummation of the Merger, I must be eligible to be a stockholder (an “Eligible Shareholder”) of a corporation which elects to be taxed as an “S corporation” pursuant to subchapter S (“Subchapter S”) of the Internal Revenue Code of 1986, as amended (the “Code”).

     Accordingly, I hereby represent, warrant and certify to Republic as follows:

[CHECK EITHER 1 OR 2 BELOW]:

1.	I am eligible to be a shareholder of a corporation organized under Subchapter S of the Code, as I am [CHECK ONE OF THE FOLLOWING]:

     (a) An individual, other than a non-resident alien of the United States;

     (b) An estate;

     (c) A trust, all of which is treated as owned by an individual grantor (who is a United States citizen or United States resident), as described in section 1361(c)(2)(A)(i) of the Code. For purposes of such section, a husband and wife owning a trust together are treated as an individual owner;

     (d) A trust which would have been described by item (c) above immediately before the death of the deemed owner and which continues in existence after such death, but only for the two year period beginning on the day of the deemed owner’s death, as described in section 1361(c)(2)(A)(ii) of the Code;

     (e) A trust with respect to stock transferred to it pursuant to the terms of a will for up to two years following the transfer, as described in section 1361(c)(2)(A)(iii) of the Code;

     (f) An electing small business trust, the interests in which have been acquired by reason of gift, bequest or similar transfer, as described in section 1361(c)(2)(A)(v) of the Code. I understand that an electing small business trust is defined by section 1361(e) of the Code as a trust that (i) does not have as a beneficiary any person other than an individual, an estate, or an organization described in paragraph

(2), (3), (4), or (5) of section 170(c) of the Code (which includes, generally, a tax exempt corporation, trust, or community chest, fund, or foundation created or organized under the law of the United States, any State, the District of Columbia, or any possession of the United States; organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes, or to foster national or international amateur sports competition, or for the prevention of cruelty to children or animals (paragraph (2) of section 170(c)); a post or organization of war veterans, or an auxiliary unit or society of, or trust or foundation for, any such post or organization, organized in the United States or any of its possessions (paragraph (3) of section 170(c)), a domestic fraternal society, order, or association, operating under the lodge system, but only if such contribution or gift is to be used exclusively for religious, charitable, scientific, literary, or educational purposes, or for the prevention of cruelty to children or animals (paragraph (4) of section 170(c)); and a cemetery corporation owned and operated exclusively for the benefit of its members, or any corporation chartered solely for burial purposes as a cemetery corporation and not permitted by its charter to engage in any business not necessarily incident to that purpose, if such corporation is not operated for profit (paragraph (5) of section 170(c)), (ii) no interest in such trust was acquired by purchase, and (iii) a timely election is made by the trust to be treated as an electing small business trust. I understand that an electing small business trust does not include, however, any qualified subchapter S trust if an election has been made by such trust to be treated as a qualified subchapter S trust, any tax-exempt trust or any charitable remainder annuity trust or charitable remainder unitrust (as defined in section 664(d) of the Code);

     I understand that paragraphs (c) through (f) do not apply to foreign trusts;

     (g) A qualified Subchapter S trust, which is defined under section 1361(d) of the Code as a trust, the terms of which require that (i) (a) there is only one income beneficiary of the trust, during the lifetime of the current income beneficiary, (b) any corpus distributed during the life of the current income beneficiary may be distributed only to such beneficiary, (c) the income interest of the current income beneficiary in the trust shall terminate on the earlier of such beneficiary’s death or the termination of the trust, and (d) upon the termination of the trust during the life of the current income beneficiary, the trust shall distribute all of its assets to such beneficiary, and (ii) all of the income of the trust is distributed (or required to be distributed) currently to one individual who is a citizen or resident of the United States;

     (h) An entity described in section 1361(c)(6) of the Code, referred to in section 401(a) of the Code, and generally described as a tax exempt qualified trust created or organized in the United States and forming part of a stock bonus, pension, or profit-sharing plan of an employer for the exclusive benefit of its employees or their beneficiaries, and in compliance with section 401(a) of the Code; or

     (i) An entity described in section 1361(c)(6) of the Code, referred to in section 501(c)(3) of the Code, and generally described as a tax exempt corporation, community chest, fund, or foundation, organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary, or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals, as provided in section 501(c)(3) of the Code.

[NOTE, IF YOU HAVE CHECKED ANY OF ITEMS (c), (d), (e), (f) OR (g), YOU MUST ENCLOSE A COPY OF THE

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TRUST (AND EXECUTED FORMS FOR ANY ELECTION TO BE MADE BY THE TRUST TO HOLD SUBCHAPTER S STOCK) AND AN OPINION OF COUNSEL WITH DEMONSTRABLE COMPETENCE IN ESTATE, TRUST AND TAX LAWS THAT THE TRUST IS AN ELIGIBLE S CORPORATION SHAREHOLDER. IF YOU HAVE CHECKED EITHER ITEM (h) OR (i), YOU MUST ENCLOSE THE MOST RECENT DETERMINATION LETTER FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO THE TAX EXEMPT STATUS OF THE ENTITY ALONG WITH AN OPINION OF COUNSEL WITH DEMONSTRABLE COMPETENCE IN TAX LAW THAT THE ENTITY IS AN ELIGIBLE S CORPORATION SHAREHOLDER.]

2.	I have not determined whether I am eligible to be a shareholder of a corporation organized under Subchapter S of the Code. I have enclosed herewith copies of all trust or other organizational documentation (including executed forms for any election to be made by any trust, either as an electing small business trust or a qualified Subchapter S trust, or determination letters with respect to any tax exempt entity) for Republic’s counsel to review in order to make a determination regarding whether I am an Eligible Shareholder.

     I understand that due to the importance to Republic and its shareholders of Republic’s continuing eligibility as an S corporation, Republic reserves the right to require such other documentation, certifications and legal opinions as Republic and its counsel may deem appropriate to verify Subchapter S eligibility. I further understand that if I have not provided evidence satisfactory to Republic, in its sole discretion, before the close of business on May 2, 2005, that I am an Eligible Shareholder, then Republic intends to make the determination that I am not an Eligible Shareholder and my shares of Republic common stock will be cancelled and converted into solely the right to receive the merger consideration as provided in the Agreement.

     I understand that the representations made herein will be relied upon by Republic in determining whether I am an Eligible Shareholder. I understand the meaning and legal consequences of the representations made herein, and I agree to indemnify and hold harmless Republic from and against any and all loss, damage or liability due to or arising out of any misrepresentation made by me herein.

     IN WITNESS WHEREOF, I have executed this Certificate of Eligibility as of the                     day of                                        2005.

IF A TRUST OR OTHER ENTITY:	IF AN INDIVIDUAL (and spouse if jointly held):

(Name of Entity)	(Signature)

By:

(Signature and Title)	(Print Name)

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APPENDIX C

FORM OF CONFORMED IRS ELECTION FORM

INSTRUCTIONS FOR SHAREHOLDERS CONSENT

TO SUBCHAPTER S ELECTION BY

THE REPUBLIC CORPORATION

PLEASE READ THE FOLLOWING BEFORE EXECUTING AND
COMPLETING THE ATTACHED ELECTION FORM

Background

     For a corporation to become an S corporation, each shareholder is required to consent to the corporation’s Subchapter S election by signing Item K on Form 2553 and providing the information in Items J, L, M and N of Form 2553, or by signing a separate statement attached to Form 2553. The Republic Corporation (“Company”) has elected to use this separate statement which has been conformed to the appropriate items of Form 2553 (“Election Form”). In order for you to validly complete this Election Form, the following information will be required: (i) your name (and the name of your spouse, if any); (ii) your address; (iii) your taxpayer identification number (as well as the taxpayer identification number of your spouse, if any); (iv) the number of shares of Company stock that you will own following the merger, which is equal to the number of shares of stock of the Company you currently own; (v) the date(s) on which you acquired your shares; and (vi) the date on which your taxable year ends (most shareholders use the calendar year, i.e., 12/31). You and your spouse, if you are married, must sign this Election Form under penalties of perjury.

Rules for Who Must Consent

     The following rules apply in determining the persons required to consent to the Company’s Subchapter S election:

     (1) Spouses. If you are married, you and your spouse must consent to the election.

     (2) Minor. The consent of a minor should be made by the legal representative of the minor (or by a natural or adoptive parent of the minor if no legal representative has been appointed).

     (3) Estates. The consent of an estate must be made by an executor or an administrator thereof, or by any other fiduciary appointed by testamentary instrument or appointed by the court having jurisdiction over the administration of the estate.

     (4) Trusts. In the case of a grantor trust, a testamentary trust, a Qualified Subchapter S Trust (“QSST”) or an Electing Small Business Trust (“ESBT”) (each trust discussed more fully below), only the person treated as the shareholder for purposes of section 1361(b)(1) of the Code (i.e., the shareholder counting rules) must consent to the election. If the Company stock is to be held by a trust, both husband and wife must consent to any election if either the husband or the wife has an interest in the trust property. Before proceeding with completion of this Election Form, you must have previously provided a copy of the governing trust document(s), including any amendment(s), to the Company for the Company’s and its counsel’s review.

(a)	Grantor trust. In the case of a grantor trust, the grantor of the trust (and not the trust itself) is treated as the shareholder. As a result, the grantor and his or her spouse, if any, generally are required to consent to the election.

(b)	Testamentary trust. In the case of a testamentary trust, the estate is treated as the shareholder. As a result, the proper representative of the estate (see discussion at (3) above with respect to estates) is required to consent to the election.

(c)	QSST. In the case of a QSST, the income beneficiary of the trust is treated as a shareholder. As a result, the income beneficiary and his or her spouse, if any, generally are required to consent to the election.

(d)	ESBT. In the case of an ESBT, each potential current beneficiary of the trust is treated as a shareholder (however, if for any period there is no potential current beneficiary of the trust, then the trust is treated as a shareholder during such period). Nevertheless, the IRS has issued guidance which indicates that only the trustee of the trust is required to consent to the election.

How the Consent is Made

     All owners or deemed owners (including spouses of owners) as described above must complete and execute this Election Form.

Special S Corporation Election Procedures for Trusts

     In addition to requiring the necessary consents as discussed above, the IRS also requires that particular types of trusts follow additional election procedures and, due to the complications inherent here, we urge you to contact the Company if you have any questions.

     QSST Election. For a QSST, the trust must make an election, called a QSST election. The form for making the necessary QSST election is provided on Page 2 of this Election Form and must be completed by the income beneficiary of the QSST.

     ESBT Election. For an ESBT, the trust must make an election, called an ESBT election. Due to the complexities of an ESBT election, please contact R. Dean Eisemann, and he will direct you to the Company’s counsel for assistance in this regard.

Further Questions

     If you have any questions regarding these instructions, please call J.E. Eisemann, IV, at (713) 993-9200.

Shareholders Consent to Election Under Subchapter S
THE REPUBLIC CORPORATION
To be filed with IRS Form 2553

     Under penalties of perjury, we declare that we consent to the election of The Republic Corporation (the “Company”) to be an S corporation under section 1362(a) of the Internal Revenue Code of 1986, as amended. We have examined this consent statement, including accompanying schedules and statements, and to the best of our knowledge and belief, it is true, correct and complete. We understand that this consent is binding and may not be withdrawn after the Company has made a valid election. Pursuant to Treasury Regulation section 1.1362-6(b), the following information is submitted:

Name of Corporation: The Republic Corporation

Address: 5340 Weslayan, P. O. Box 270462, Houston, Texas 77277

Employer Identification Number: 74-0911766

Deemed Owners:	Shareholder	Spouse
Name:

Address:

Social Security #:

Number of Shares:

Dates Shares Acquired:

Tax Year Ends:	12/31	12/31

     Dated this                     day of                                                          , 2005.

IF A TRUST OR OTHER ENTITY:	IF AN INDIVIDUAL:

(Name of Entity)	(Signature of Shareholder)

By:

(Signature of Spouse)
Name:
Title:

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Qualified Subchapter S Trust (QSST) Election Under Section 1361(d)(2)

Income beneficiary’s name and address:

Social Security Number:

Trust’s name and address:

Employer identification number:

Date on which stock of the corporation was transferred to the trust (month, day, year):

In order for the trust named above to be a QSST and thus a qualifying shareholder of the S corporation for which this Form 2553 is filed, I hereby make the election under section 1361(d)(2). Under penalties of perjury, I certify that the trust meets the definitional requirements of section 1361(d)(3) and that all other information provided herein is true, correct, and complete.

Signature of income beneficiary or signature and title of legal representative or other qualified person making the election

Date

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APPENDIX D

FORM OF SHAREHOLDERS’ AGREEMENT

     THIS SHAREHOLDERS’ AGREEMENT (“Agreement”) is made and entered into as of the          day of                , 2005, by and between The Republic Corporation, a corporation organized under the laws of the State of Texas (“Company”), and each of the persons made a party hereto (each a “Shareholder” and collectively the “Shareholders”).

RECITALS

     WHEREAS, the Board of Directors of the Company believes that it is in the best interests of the Company and its Shareholders to take steps to support the continued independent ownership and control of the Company and its subsidiary The First National Bank in Trinidad (“Bank”);

     WHEREAS, in that regard, the Company and the Shareholders have determined that the Company should elect to be taxed as an “S corporation” under section 1361 of the Internal Revenue Code of 1986, as amended, and should make the election on behalf of the Bank to become a qualified Subchapter S subsidiary;

     WHEREAS, the Shareholders collectively own all of the issued and outstanding common stock of the Company, par value $1.00 per share, and the Shareholders and the Company desire to enter into this Agreement to protect and preserve the Company’s ability to maintain its qualification to be taxed as an S corporation for federal income tax purposes; and

     WHEREAS, the Shareholders and the directors of the Company, having considered the provisions of this Agreement, believe that it is in each of their respective best interests to enter into this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

     1. Definitions.

     (a) “Agreed Price” means the agreed-upon price for the Offered Shares of a Transferring Shareholder that is the result of arm’s-length negotiations between the Transferring Shareholder and the Company or the Exercising Shareholders, as the case may be, pursuant to Section 5.

     (b) “Assignee” means an Eligible Shareholder to whom the Company has assigned its Purchase Right pursuant to Section 6.

     (c) “Board” means the Board of Directors of the Company.

     (d) “Business Day” means any day other than a Saturday, a Sunday or a day on which the Bank is substantially closed for business.

     (e) “Code” means the Internal Revenue Code of 1986, as amended.

     (f) “Common Stock” means the common stock, $1.00 par value per share, of the Company or any interest therein.

     (g) “Company Reply” has the meaning ascribed to it in Section 3(b).

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     (h) “Eligible Shareholder” means a person, trust or other entity, that is eligible to be a shareholder of an S Corporation pursuant to the Code and the regulations promulgated thereunder; provided, however, that notwithstanding the foregoing, a trust created primarily to exercise the voting powers of stock transferred to it as described under section 1361(c)(2)(A)(iv) of the Code (a “Voting Trust”) shall not be an Eligible Shareholder.

     (i) “Exercise Notice” has the meaning ascribed to it in Section 6(c).

     (j) “Exercising Shareholder” has the meaning ascribed to it in Section 6(d).

     (k) “Fair Value” of a share of Common Stock means the appraised value of the Common Stock as determined by the most recent (not older than 12 months) appraisal by an independent, qualified investment banking firm or financial consultant satisfactory to the Board in its sole discretion, using such valuation methodologies as the appraiser deems reasonable.

     (l) “Number of Shareholders” means the number of shareholders of the Company at any time, calculated for an S Corporation as provided in section 1361 of the Code and regulations promulgated thereunder.

     (m) “Offered Shares” has the meaning ascribed to it in Section 3(a).

     (n) “Permitted Transfer” means any Transfer that is made in accordance with the terms of this Agreement and is not a Prohibited Transfer, as determined by the Board in its sole discretion.

     (o) “Prohibited Transfer” means any Transfer that (i) would not comply with the provisions of this Agreement, (ii) would be to a party that is not an Eligible Shareholder, (iii) would be to one or more parties who would not own a Shareholder Slot as described in Section 7 hereof following the Transfer, or (iv) would cause, or would create a material risk of causing, the Company to be ineligible to be an S Corporation. The determination of what constitutes a Prohibited Transfer shall be made in the sole discretion of the Board and shall be conclusive for all purposes. In making such determination, the Board may require representations, documentation, legal opinions and other information and assurances with respect to any Proposed Transfer and the Proposed Transferee(s) and may consult with counsel. For purposes of this definition and without limiting its discretion hereunder, the Board may determine that a proposed Transfer that would increase the Number of Shareholders to more than the number that is equal to approximately 87% of the maximum number of shareholders permissible for an S Corporation (after rounding down to the nearest whole number) would, for that reason alone, create a material risk of causing the Company to be ineligible to be an S Corporation and is, therefore, a Prohibited Transfer.

     (p) “Proposed Transfer” has the meaning ascribed to it in Section 3(a).

     (q) “Proposed Transferee” means, with respect to any proposed Transfer, the party to whom the Transferring Shareholder’s shares of Common Stock are proposed to be transferred.

     (r) “Pro Rata Basis” means according to a calculation whereby the number of shares of Common Stock owned by the affected Shareholder is divided by the number of shares of Common Stock owned by all Exercising Shareholders times the Offered Shares subject to the Purchase Right.

     (s) “Purchase Price” has the meaning ascribed to it in Section 6(a).

     (t) “Purchase Right” has the meaning ascribed to it in Section 6.

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     (u) “Purchase Right Notice” has the meaning ascribed to it in Section 6(d).

     (v) “S Corporation” means an “S corporation” within the meaning of section 1361 of the Code.

     (w) “Shareholder Reply” has the meaning ascribed to it in Section 5.

     (x) “Transfer” means any disposition of Common Stock or any interest in Common Stock including, without limitation, by sale, gift, bequest or devise or pursuant to agreement or settlement, or by operation of law or as a result of a court order or proceeding (including, by way of example and not limitation, bankruptcy and divorce), and shall specifically include a Transfer to a Voting Trust, a Transfer from a trust to a beneficiary of such trust, or a pledge of or grant of a security interest in Common Stock. A Transfer shall be deemed to have occurred upon the entry of a decree of divorce of a Shareholder. For purposes of this definition, upon the death of a Shareholder, a Transfer shall not be deemed to have occurred with respect to Common Stock solely by reason of the appointment of an executor, administrator or personal representative to administer the estate of the deceased Shareholder, provided that the shares of Common Stock continue to be held by the estate of the deceased Shareholder. Notwithstanding the foregoing, any disposition of such Common Stock from the estate of a deceased Shareholder or from a trust, whether by operation of law or court order, shall be deemed to be a Transfer.

     (y) “Transfer Date” has the meaning ascribed to it in Section 6(g).

     (z) “Transfer Notice” has the meaning ascribed to it in Section 3(a).

     (aa) “Transferring Shareholder” means a Shareholder proposing to effect a Transfer.

     (bb) “Valuation Date” has the meaning ascribed to it in Section 5(b).

     2. Restriction on Transfers.

     (a) No Shareholder shall make or effect a Prohibited Transfer of all or any part of such Shareholder’s shares of Common Stock, whether now owned or hereafter acquired; and no Shareholder shall make or effect any Transfer (including a Permitted Transfer) of all or any part of such Shareholder’s shares of Common Stock, whether now owned or hereafter acquired, except in accordance with the provisions of this Agreement. Any purported or attempted Transfer not made in compliance with this Agreement shall be void ab initio as against the Company, and the Company will not recognize the purported transferee as a Shareholder of the Company for any purpose, including, without limitation, the accrual or payment of dividends or other distributions and the exercise of voting rights.

     (b) Any attempted or purported Transfer of shares of Common Stock by operation of law, by court order or otherwise not in compliance with the provisions of this Agreement shall be deemed to be a Prohibited Transfer, and except as otherwise agreed upon in writing by the Company, the shares subject to such attempted or purported Transfer shall immediately become subject to the Purchase Right procedures set forth in Section 6(a) through 6(g). For purposes of such provisions, the shares subject to such Transfer shall be deemed to be Offered Shares and the Purchase Price shall be the Fair Value of the Offered Shares.

     (c) Notwithstanding anything in this Agreement to the contrary, if any Shareholder for any reason ceases to be an Eligible Shareholder, then immediately and without any action by the Shareholder or any other person, the Shareholder shall be deemed to have sold all of his shares of Common Stock to the Company and such shares shall be immediately transferred to the Company. This sale shall be

3

deemed to have occurred regardless of whether the Shareholder or the Company has any actual knowledge as of the date of transfer that the Shareholder is no longer an Eligible Shareholder. For purposes of this Section 2(c), the Purchase Price shall be equal to the Fair Value of the shares of Common Stock as of the date the transfer was executed, and the Company shall not be required to pay any interest on the Purchase Price between the date the transfer was executed and the date the Purchase Price is paid.

     (d) In the case of a trust created to hold shares of Common Stock for the benefit of a minor, the transfer from the trust to the beneficiary shall be deemed a Prohibited Transfer unless the beneficiary is an Eligible Shareholder and has executed a counterpart of this Agreement. For purposes of such provisions, the trust shall be deemed a Transferring Shareholder, the shares subject to such Transfer shall be deemed to be Offered Shares and the Purchase Price shall be the Fair Value of the Offered Shares.

     3. Notice of Proposed Transfer and Action by the Board.

     (a) Prior to making or effecting any Transfer (whether to another Shareholder or otherwise), the Transferring Shareholder shall inform the Company by notice in writing, substantially in the form of Exhibit A attached hereto (“Transfer Notice”), of such Transferring Shareholder’s intent to Transfer (“Proposed Transfer”) all or any portion of his shares (“Offered Shares”) of Common Stock. Such Transfer Notice, which shall be dated and signed by the Transferring Shareholder, shall contain all relevant information regarding the Proposed Transfer including, but not limited to, the following: (i) the name and address of the Proposed Transferee; (ii) the number of shares of Common Stock and slots proposed or intended to be transferred; (iii) all other terms and conditions of the Proposed Transfer; (iv) whether any familial relationships exists between the Proposed Transferee and any other Shareholder; and (v) reasonable detail as to why the Proposed Transfer qualifies as a Permitted Transfer, including evidence sufficient to document that such Proposed Transferee is an Eligible Shareholder and evidence that the Proposed Transfer complies with Section 7 hereof.

     (b) Within thirty-five (35) calendar days following receipt of the Transfer Notice, the Company shall advise the Transferring Shareholder in writing substantially in the form of Exhibit B attached hereto (“Company Reply”) whether such Proposed Transfer is a Permitted Transfer or a Prohibited Transfer. If the Company Reply is not sent to the Transferring Shareholder within thirty-five (35) calendar days following the Company’s receipt of the Transfer Notice, the Transferring Shareholder may deem the Proposed Transfer to be a Permitted Transfer, provided all remaining provisions of this Agreement are met, including, by way of example and not limitation, the prohibition against making Transfers which would cause, or would create a material risk of causing, the Company to become ineligible to be taxed as an S Corporation.

     4. Consummation of Permitted Transfers. If a Proposed Transfer would be a Permitted Transfer, the Company shall deliver a copy of this Agreement to the Proposed Transferee along with a request that the Proposed Transferee execute such Agreement. It shall be a condition precedent to the consummation of a Permitted Transfer that, and no Permitted Transfer shall be effective unless and until, the Company shall have received a counterpart of this Agreement executed by the Proposed Transferee and his spouse, if married (unless the Proposed Transferee is already a Shareholder and the Proposed Transferee and his or her spouse, if married, have previously executed this Agreement). If the Proposed Transferee is a trust, no Permitted Transfer shall be effective unless and until the Company shall have received a counterpart of this Agreement executed by the trust and each beneficial owner of the trust and such beneficial owner’s spouse, if any. Notwithstanding the foregoing, no counterpart of this Agreement shall be required of any party who has previously executed a counterpart of this Agreement. After execution of a counterpart of this Agreement, the Proposed Transferee will thereafter be considered a “Shareholder” for all purposes of this Agreement and, as a result, be bound by the terms and subject to the conditions contained herein. No Permitted Transfer shall be effective if consummated in a manner

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materially different, as determined by the Board in its sole discretion, from that described in the Transfer Notice and any such purported Transfer shall be void, ab initio, as against the Company and the Proposed Transferee.

     5. Prohibited Transfers.

     (a) If the Proposed Transfer would be a Prohibited Transfer, then the provisions of this Section 5 and Section 6 shall apply, unless the Transferring Shareholder elects not to pursue any Transfer.

     (b) In the case of a Prohibited Transfer, the Company Reply shall advise the Transferring Shareholder of the per share price at which the Company would offer to purchase the Offered Shares as of the date of the Transfer Notice (“Valuation Date”). Within fifteen (15) calendar days following receipt of the Company Reply, the Transferring Shareholder shall advise the Company in writing substantially in the form of Exhibit C attached hereto (“Shareholder Reply”) of his intention to (i) Transfer the Offered Shares in accordance with the provisions of Section 6, or (ii) no longer pursue any Transfer. If the Transferring Shareholder elects to transfer the Offered Shares in accordance with Section 6, then the Transferring Shareholder must inform the Company in his Shareholder Reply either of (x) his agreement to accept the price proposed by the Company, or (y) his proposed counteroffer representing a price at which the Transferring Shareholder would be willing to sell the Offered Shares to the Company. If the Transferring Shareholder rejects the price offered by the Company and proposes his counteroffer in the Shareholder Reply, then the Transferring Shareholder and the Company shall have the option to continue to negotiate until the parties reach an Agreed Price; provided, however, that if an Agreed Price is not reached within fifteen (15) calendar days following the Company’s receipt of the Shareholder Reply, then the Fair Value, if one exists, shall be the final price for the Offered Shares. If no Fair Value exists, the parties may agree to have the Fair Value determined, the costs of which shall be borne equally by the Company and the Transferring Shareholder unless otherwise agreed upon in writing prior to such determination. The Fair Value shall be non-negotiable and shall govern for purposes of Section 6 in the event that the Transferring Shareholder desires to pursue the Proposed Transfer. If the Transferring Shareholder and the Company do not elect to have the Fair Value of the Offered Shares determined, or the Transferring Shareholder fails to provide the Shareholder Reply in a timely manner, the Transferring Shareholder will be deemed to be pursuing no longer a Transfer unless or until another Transfer Notice is received in accordance with the provisions of Section 3(a).

     6. Purchase Right. If the Transferring Shareholder receives a Company Reply stating that the Proposed Transfer is a Prohibited Transfer and such Transferring Shareholder elects in the Shareholder Reply to Transfer the Offered Shares pursuant to this Section 6, or if the Proposed Transfer is deemed to be a Prohibited Transfer pursuant to this Agreement, then the Company, first, the other Shareholders (i.e., other than the Transferring Shareholder) on a Pro Rata Basis, second, and an Assignee, third, in that order, shall have the right to purchase (“Purchase Right”) the Offered Shares on the following terms and conditions:

     (a) The purchase price for the Offered Shares (“Purchase Price”) shall be the Agreed Price or the Fair Value, as the case may be, less any cash distributions with respect to the Offered Shares that are paid or payable after the Valuation Date to Shareholders of record as of a date prior to the Transfer Date (as defined in Section 6(g)). If a stock dividend or stock split becomes payable after the Purchase Price is determined but before the Transfer Date, any shares received by the Transferring Shareholder because of such stock split or stock dividend with respect to the Offered Shares shall be treated as part of the Offered Shares being transferred.

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     (b) If a reclassification, reorganization, merger or consolidation occurs after the Purchase Price is determined but before the Transfer Date, the shares received as result of such occurrence with respect to the Offered Shares shall be treated the same as the Offered Shares being transferred.

     (c) If the Company determines to exercise its Purchase Right with respect to all of the Offered Shares, then the Company shall deliver to the Transferring Shareholder notice of its exercise of its Purchase Right substantially in the form of Exhibit D attached hereto (“Exercise Notice”). The Exercise Notice shall specify (i) the Purchase Price for the Offered Shares, (ii) the place where certificates for such shares are to be surrendered for payment of the Purchase Price, (iii) the estimated time required by the Company to make the funds for the Purchase Price available to the Transferring Shareholder and (iv) the form in which such funds will be made available to the Transferring Shareholder.

     (d) If the Company determines not to exercise its Purchase Right with respect to any or all of the Offered Shares, the Company shall promptly provide the remaining Shareholders with notice thereof, which notice shall include the number of Offered Shares that may be purchased and the Purchase Price for such shares, in the form of Exhibit E attached hereto (“Purchase Right Notice”). Any Shareholder desiring to exercise his Purchase Right (“Exercising Shareholder”) shall notify the Company within fifteen (15) calendar days following the date of the Purchase Right Notice and shall specify the number of such remaining Offered Shares such Exercising Shareholder wishes to acquire (which number may be more than his pro rata share). If fewer than all of the remaining Shareholders are Exercising Shareholders, the number of shares that each Exercising Shareholder may purchase will be allocated on a pro rata basis among the Exercising Shareholders up to the number of shares that such Exercising Shareholder indicates he is willing to purchase in response to the Purchase Right Notice. If fractional shares would be issued as a result of an Exercising Shareholder acquiring his pro rata share, such fractional share will be rounded down to the next whole share; provided, however, that the Board shall have the discretion to round up for those Exercising Shareholders whose fractional interest is nearest to a whole share in order that the largest number of Offered Shares may be purchased. If the Company and the Exercising Shareholders determine not to exercise their Purchase Rights with respect to any or all of the Offered Shares, the Company may thereafter promptly assign its Purchase Right with respect to such remaining Offered Shares to an Assignee. The Company shall thereafter determine the allocation of such Offered Shares to be purchased by the Company, if any, the Assignee, if any, and/or the Exercising Shareholders, if any (“Purchased Shares”).

     (e) Within ninety (90) calendar days following the Company’s receipt of the Shareholder Reply, the Company shall deliver to the Transferring Shareholder the Exercise Notice indicating whether any parties exercised their Purchase Rights and specifying the number of Purchased Shares that each party will acquire (“Allocated Shares”), the Purchase Price, the Transfer Date and the place where certificates for such shares are to be surrendered for payment of the Purchase Price; provided, however, that any lapse of time due to an appraisal to calculate the Fair Value shall be disregarded in the computation of time frames in this Agreement.

     (f) If any of the Offered Shares remain unallocated following the exercise of all Purchase Rights, the Exercise Notice shall specify the number of Offered Shares that have not been so allocated. The Transferring Shareholder will thereafter have the option to (i) Transfer the Allocated Shares and retain the rest, or (ii) not Transfer any of the Offered Shares. The Transferring Shareholder shall advise the Company in writing of his election within fifteen (15) calendar days following receipt of the Exercise Notice. If the Transferring Shareholder does not notify the Company to the contrary, the Transferring Shareholder will be deemed to elect to Transfer the Allocated Shares and retain the rest. In the event that the Transferring Shareholder does not Transfer any or all of the Offered Shares as set forth in this Section 6, such shares may not be Transferred under the Proposed Transfer, and such shares will thereafter remain subject to the terms and conditions of this Agreement.

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     (g) The effective date of the Transfer of the Allocated Shares (“Transfer Date”) shall occur at a mutually agreeable time within fifteen (15) calendar days following the date of the Exercise Notice; provided, however, that if the Company or an Exercising Shareholder is prevented from consummating the purchase of the Allocated Shares on the Transfer Date because of any action or threatened action by any court, regulatory agency or governmental authority or because any required approval by any court, regulatory agency or governmental authority has not been obtained, then the Transfer Date shall be delayed until a date mutually agreed upon by the Transferring Shareholder, the Company, the Exercising Shareholder(s), if any, and/or the Assignee, if one, which date is not more than fifteen (15) calendar days after any such actions or threatened actions are withdrawn or resolved and all such approvals have been obtained. The Company and each party who exercised his Purchase Right shall use all reasonable best efforts to obtain any necessary regulatory approval as promptly as possible. On the Transfer Date, the Transferring Shareholder shall deliver certificates representing the Allocated Shares, free and clear of all claims, liens and encumbrances, and in proper form for transfer to each party who exercised his Purchase Right, and each such party shall pay in cash to the Transferring Shareholder the Purchase Price for the Allocated Shares. All shares transferred shall continue to remain subject to the terms and conditions of this Agreement.

     7. Shareholder Slots.

     (a) There shall be a number of slots equal to the maximum number of shareholders permitted by law for an S Corporation.

     (b) As of the effective time of this Agreement, each person who is deemed to be a shareholder of the Company under section 1361 of the Code shall be allocated at least one slot. (For purposes of determining slots, shares of Common Stock owned by spouses may be aggregated notwithstanding the fact that such shares are held of record as separate property.) Any slots not allocated shall be held by the Company and may be allocated by the Board, from time to time, in its discretion. Shareholders shall have no rights, corporeal or incorporeal, in the slots allocated by the Company, which shall be used only to allocate, from time to time, the ability to Transfer shares of Common Stock. The Board shall also have the authority to require that allocated slots shall revert back to the Company in the event that a Shareholder reduces or terminates his ownership of Common Stock. A notation shall be entered on the stock transfer records of the Company indicating the number of slots held by each Shareholder.

     (c) Each person who is deemed to be a shareholder of the Company under section 1361 of the Code must retain at least one slot to remain a shareholder of the Company. Notwithstanding any other provision of this Agreement, no Transferring Shareholder may effect a Proposed Transfer unless (i) the Transferring Shareholder transfers a slot to the Proposed Transferee, (ii) the Proposed Transferee owns a slot by virtue of the fact that the Proposed Transferee is a Shareholder of the Company, or (iii) the Proposed Transferee otherwise acquires a slot prior to consummation of the Proposed Transfer. Only Shareholders of the Company may hold a slot. If a Shareholder transfers all of his or her shares of Company Stock, any slots retained by such Shareholder shall revert to the Company. Shareholders shall not be entitled to any remuneration of any kind or nature in respect of any slots that may revert to, or be reallocated by, the Company.

     (d) Upon consummation of any Permitted Transfer and notice to the Company thereof, a notation shall be entered on the stock transfer records indicating the number of slots allocated to the purchaser of such shares and any change in the number of slots held by the Transferring Shareholder(s). The Company shall be entitled to rely exclusively on its records with respect to the number of slots allocated to a Shareholder, and such reliance shall not be affected by any actual or constructive notice

7

which the Company, or any of its directors, officers or agents, may have to the contrary unless such notice is given in writing to the President or Secretary of the Company in accordance with Section 9.

     8. Pledge of Common Stock. For purposes of this Agreement, a pledge or encumbrance of or grant of a security interest in all or any portion of the shares of Common Stock held by any Shareholder shall not be considered a Prohibited Transfer unless the Board determines that the terms of the pledge would cause, or would create a material risk of causing, the Company to be ineligible to be an S Corporation. However, any attempt by a pledgee or secured party to register Common Stock in its own name or in the name of a nominee or to transfer Common Stock to any other party shall be a Transfer subject to all of the provisions of this Agreement. Furthermore, the affected Shareholder shall, not less than fifteen (15) calendar days prior to pledging, encumbering or granting a security interest in any shares of Common Stock, provide notice to the Company of such proposed pledge, encumbrance or other security interest (substantially in the form of Exhibit F), and concurrently with such pledge, encumbrance or grant of a security interest furnish the Company with the pledge or secured party’s agreement in writing (substantially in the form of Exhibit G attached hereto) that any sale or other disposition of such shares of Common Stock shall be subject to all of the restrictions and conditions contained in this Agreement.

     9. Notices. Any notice or communication given pursuant to this Agreement must be in writing and may be given by personal delivery, overnight courier, U.S. Mail or registered or certified mail to such party at the address set forth below:

     (a) if given to the Company or to an officer thereof, in such officer’s official capacity, at the Company’s mailing address set forth below (or such other address as the Company may give notice of to the Shareholders):

The Republic Corporation
5340 Weslayan
Houston, Texas 77277
Attention: President

     (b) if given to a Shareholder, at the address set forth in the books and records of the Company.

     If notice is given by registered or certified mail, it shall be deemed to have been given and received three (3) Business Days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mail; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Any notice to the Company shall be directed to the President of the Company unless the notifying party is the President, in which case the notice shall be directed to another duly authorized officer of the Company.

     When this Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Shareholders shall be filed with the Secretary of the Company, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     10. Legends. Each certificate representing shares of Common Stock shall be endorsed with the legends substantially as follows:

8

On the face of each certificate:

SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS. SEE REVERSE SIDE.

On the back of each certificate:

THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE TRANSFER AND PLEDGE THEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS’ AGREEMENT, DATED AS OF                , 2005, BY AND BETWEEN THE CORPORATION AND EACH OF ITS SHAREHOLDERS. THE CORPORATION WILL FURNISH A COPY OF SUCH AGREEMENT WITHOUT CHARGE TO THE RECORD HOLDER OF THIS CERTIFICATE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     11. Limitation of Liability; Indemnification. To the fullest extent permitted by the corporation laws of the State of Texas, as amended from time to time:

     (a) no officer or director of the Company shall have any liability to the Shareholders in any way arising from or related to any action taken or determination made under this Agreement, except in the case of the bad faith or willful misconduct of such officer or director; and

     (b) the Company shall indemnify and hold harmless each officer and director of the Company from and against any liability, claim or expense arising as a result of any action taken or determination made under this Agreement (except in the case of bad faith or willful misconduct of such officer or director) and shall advance expenses incurred by officers or directors in connection with any proceeding relating to any such action or determination.

     No repeal or amendment of this Section 11 shall limit its effect with respect to any act or omission of a person occurring prior to such repeal or amendment.

     12. Representations and Covenants of Shareholders.

     (a) Each Shareholder who is an individual represents and warrants to the Company and to the other Shareholders that such Shareholder exclusively owns, controls and has the power to vote the shares of Common Stock held of record by him and is an Eligible Shareholder. For each Shareholder that is a trust, the undersigned trustee or deemed owner is duly authorized to execute this Agreement on behalf of such trust and owns, controls and has all requisite power and authority to bind the trust pursuant to the trust instrument. Such trustee or deemed owner further represents that such Shareholder that is a trust exclusively owns the shares of the Common Stock held of record by such trust and that it is an Eligible Shareholder. Irrespective of the type of shareholder, the undersigned Shareholder agrees to provide to the Company, promptly upon request, evidence sufficient to document that such Shareholder is the exclusive owner and an Eligible Shareholder.

     (b) It is the intent of the parties to this Agreement to qualify and to maintain the qualification of the Company as an S Corporation until the Company’s Subchapter S election may be revoked in accordance with applicable law and this Agreement. No Shareholder shall take any action or fail to take any action that, in either case, would terminate the Company’s status as an S Corporation prior to its revocation or result in a Prohibited Transfer.

9

     (c) Each Shareholder shall return his Common Stock certificates to the Company to be endorsed with the legends described in Section 10, or to be replaced with new certificates bearing such legends, after which the Company will return the certificates to the record owners.

     (d) Whenever a Transfer is effected pursuant to this Agreement, the Transferring Shareholder and the transferee of such shares shall do all things and execute and deliver all documents and make all transfers as may be necessary to consummate such Transfer in accordance with the applicable provisions of this Agreement including, without limitation, the execution of this Agreement by the transferee so that the transferee becomes a party to this Agreement.

     (e) This Agreement has been duly executed and delivered by the Shareholder and is a duly, authorized, valid, legally binding and enforceable obligation of the Shareholder. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under any material agreement, indenture, lien, charge, encumbrance or undertaking to which the Shareholder is a party or such Shareholder’s Common Stock is subject.

     (f) Each Shareholder represents, warrants and covenants that such Shareholder shall pay all taxes lawfully due to the State of Texas in connection with the Shareholder’s ownership of Common Stock as and when due, unless the Shareholder is contesting the payment thereof in good faith in accordance with appropriate procedures, and hereby agrees to indemnify, hold harmless and, upon request, defend the Company and each of the other Shareholders from any and all liability, loss, cost, expense, assessment, interest or penalty as a result of the Shareholder’s failure to pay all such taxes due. If the Company is assessed or otherwise made liable for the payment of any taxes, interest and/or penalties due to the State of Texas by a Shareholder or incurs any expenses in connection with any claim involving the foregoing, such Shareholder hereby agrees that the Company may withhold the payment of any and all distributions that may be due to the Shareholder and use those funds to offset any and all of such taxes, interest, penalties or assessments or to reimburse the Company for the payment of such taxes or for any expenses incurred in connection with the foregoing.

     (g) In the event of an inadvertent termination of the Company’s status as an S Corporation, unless the Board determines that the Company’s status as an S Corporation should not be continued, the Shareholders agree to use their best efforts to obtain from the Internal Revenue Service (IRS) a waiver of the terminating event on the grounds of inadvertency. The Shareholders further agree to take such steps, and make such adjustments, as may be required by the IRS pursuant to section 1362(f)(3) and (4) of the Code. If a Shareholder caused the terminating event to occur, he shall bear the expense for procuring the waiver, including the legal, accounting and tax costs of taking such steps, and of making such adjustments as may be required. If the inadvertent termination is not waived by the IRS and the Company’s status as an S Corporation is permanently terminated, the Shareholders agree to make the election under section 1362(e)(3) of the Code upon written request of the Company.

     13. Miscellaneous Provisions.

     (a) This Agreement is applicable to all shares of or beneficial interest in shares of Common Stock now owned or hereafter acquired by any shareholder of the Company, and is binding upon and inures to the benefit of the Company and its successors and assigns. This Agreement is binding upon and inures to the benefit of each Shareholder and his heirs, legatees, legal representatives, successors and permitted assigns, and any receiver trustee in bankruptcy or representative of the creditors of each such person. Except as specifically permitted herein, no Shareholder hereto may assign his rights or obligations hereunder. Any assignment in violation of the foregoing shall be null and void. If a

10

Shareholder ever ceases to be the owner of Common Stock, he shall have no rights hereunder unless and until he again becomes an owner of Common Stock.

     (b) If the Company’s election to be taxed as an S Corporation is terminated by revocation under Section 1362(d)(1), this Agreement shall terminate without any further action of the Company or the Shareholders, effective as of the date of such revocation in accordance with applicable law. If the Company’s election to be taxed as an S Corporation is terminated for any other reason, this Agreement shall remain in effect until such time as may be determined by the Board. Except as otherwise provided in this Section 13(b), this Agreement may be amended or terminated only by the written agreement of Shareholders owning at least two-thirds (2/3) of the issued and outstanding Common Stock. The termination of this Agreement shall not relieve any party hereto from any liability for any breach or violation of the Agreement that occurred prior to the termination.

     (c) If any provision of this Agreement is held to be illegal, invalid or unenforceable in any respect, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

     (d) The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. All references to “Sections” contained herein unless otherwise defined herein, are references to sections of this Agreement. Whenever the singular number is used herein, the same shall include the plural where appropriate, words of any gender shall include each other gender where appropriate, and the word “person” shall include an individual or entity.

     (e) By executing this Agreement, the spouse of each Shareholder avows that any community property interest which he or she may have, or may subsequently acquire, in any shares of Common Stock of his or her spouse shall be subject to the terms and conditions of this Agreement and further consents to be bound by all of the terms and conditions of this Agreement.

     (f) This Agreement may be executed in a number of counterparts, each of which for all purposes is deemed to be an original. All counterparts so executed by the parties to this Agreement, whether or not such counterpart shall bear the execution of each of the parties, shall be deemed to be and shall be construed as one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     (g) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by written instrument signed by the party charged with such waiver or estoppel.

     (h) The parties to this Agreement declare that it is impossible to measure in money the damages that would accrue to a party to this Agreement, his heirs, executors, administrators and other legal representatives, by reason of a failure to perform any of the provisions of this Agreement. Therefore, if a party to this Agreement, his heirs, executors, administrators and other legal representatives shall institute any action or proceeding to enforce the provisions of this Agreement, any person against

11

whom such action or proceeding is brought hereby agrees that specific performance may be sought and obtained for any breach of this Agreement, without the necessity of proving actual damages.

     (i) In any case where the date fixed for any action or event under this Agreement shall be a day that is not a Business Day, such action or event shall be made on the next succeeding Business Day with the same force and effect as if made on the date originally fixed for such action or event (and without any interest or other payment in respect of any such delay).

     (j) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES SUBJECT TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IN THE EVENT OF A DISPUTE INVOLVING THIS AGREEMENT, THE PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN A COURT OF COMPETENT JURISDICTION IN HARRIS COUNTY, TEXAS. THE PARTIES HEREBY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT.

     (k) This Agreement and the exhibits attached hereto set forth the entire understanding between the parties concerning the subject matter contained herein, supersedes all existing agreements among the parties concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged. There are no representations, agreements, arrangements or undertakings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

Address:	COMPANY:

5340 Weslayan	THE REPUBLIC CORPORATION
Houston, Texas 77277
Attention: President
By:

Catherine G. Eisemann, President

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SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT

Date:	Shareholder:

Shares of Common Stock:

Print Name:

Address:

If married, the Consent of Spouse must be completed.

CONSENT OF SPOUSE

     I,       , spouse of       , have read the foregoing Shareholders’ Agreement (“Agreement”) relating to shares of Common Stock of The Republic Corporation (“Company”). By signing below, I hereby consent and agree to the terms of such Agreement insofar as my consent and agreement are necessary pursuant to applicable marital property laws or otherwise in order to make such agreement binding and effective as it relates to my spouse, and I agree that all of my interest, if any, in the Common Stock shall be bound by the provisions of the Agreement.

Print Name:

13

EXHIBIT A TO SHAREHOLDERS’ AGREEMENT
TRANSFER NOTICE
[Date]

The Republic Corporation
5340 Weslayan
Houston, Texas 77277
Attention: President

Gentlemen:

     The undersigned shareholder of The Republic Corporation (“Company”) hereby provides notice of his/her intention to transfer (“Proposed Transfer”) shares of common stock of the Company (“Shares”) in accordance with the requirements of the Shareholders’ Agreement, dated    , 2005, as may be amended from time to time, by and between the Company and each of the shareholders of the Company. The terms of the Proposed Transfer are as follows:

     1. The name and address of the proposed transferee is:

     2. The number of shares and the purchase price for the shares in the proposed transfer is as follows:                               .

     3. The number of slots that are proposed to be transferred with the shares pursuant to this Transfer Notice:                               .

     4. Does the transferor intend to transfer slots to a person other than the transferee? If yes, to whom and how many?

     5. The proposed transfer qualifies as a Permitted Transfer because (attach supporting information and indicate whether the proposed transferee already owns a slot or will be transferred a slot in the transfer)                               .

     6. Describe all other terms and conditions of the Proposed Transfer.

[ATTACH ADDITIONAL INFORMATION FOR A TRUST]

     7. The names of each beneficiary (present or future) of the trust. If any beneficiary is a minor, please list the date of birth of such minor.

Sincerely,

(name of shareholder)

A-1

EXHIBIT B TO SHAREHOLDERS’ AGREEMENT

COMPANY REPLY

[Date]

[name and address of Transferring Shareholder]

Dear Shareholder:

     Reference is hereby made to the Shareholders’ Agreement, dated          , 2005, as may be amended from time to time (“Shareholders’ Agreement”), by and between The Republic Corporation (“Company”) and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders’ Agreement.

     The Company is in receipt of your Transfer Notice regarding the Proposed Transfer of          share(s) of the common stock of the Company to          .

           The Company has determined that the Proposed Transfer is a Permitted Transfer. You may consummate the Proposed Transfer in accordance with the terms as outlined in your Transfer Notice and the Shareholders’ Agreement. If there is to be any deviation from the terms of the Proposed Transfer as set forth in your Transfer Notice, you must notify the Company prior to effecting the Transfer. The Proposed Transferee must execute the Shareholders’ Agreement. Any purported transfer of shares without the Proposed Transferee executing the Shareholders’ Agreement shall be null and void, and the Company shall not recognize the Proposed Transferee as a shareholder of the Company.

           After consultation with counsel, the Company has determined that the Proposed Transfer is a Prohibited Transfer. The reason the Proposed Transfer is a Prohibited Transfer is set forth in the explanation attached hereto. You now have the option to submit another Transfer Notice in the manner provided in Section 3 of the Shareholders’ Agreement, or to allow the Company and the other parties set forth in the Agreement to exercise their Purchase Right with respect to the shares. If you determine to grant the Company and the other parties their Purchase Right with respect to the shares, please submit your Shareholder Reply so indicating your intention within fifteen (15) calendar days of this Company Reply.

     The Company hereby offers to pay $        per share for the shares. [The Fair Value of a share of Common Stock as of the date of the Transfer Notice is $       .]

Sincerely,

President, The Republic Corporation

B-1

EXHIBIT C TO SHAREHOLDERS’ AGREEMENT

SHAREHOLDER REPLY

[Date]

The Republic Corporation
5340 Weslayan
Houston, Texas 77277
Attention: President

Gentlemen:

     Reference is hereby made to the Shareholders’ Agreement, dated          , 2005, as may be amended from time to time, (“Shareholders’ Agreement”), by and between The Republic Corporation (“Company”) and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders’ Agreement.

     The undersigned shareholder of the Company is in receipt of the Company Reply with respect to the Proposed Transfer of my shares of Common Stock pursuant to which the Board has determined that the Proposed Transfer would be a Prohibited Transfer. In accordance with the Shareholders’ Agreement, I hereby elect the following:

           To allow the Company and the other parties set forth in the Agreement the right to exercise their Purchase Right with respect to such shares [at the price offered in the Company Reply, or at a price of $        per share].

           Not to pursue any transfer of such shares at this time.

Sincerely,

Shareholder

C-1

EXHIBIT D TO SHAREHOLDERS’ AGREEMENT

EXERCISE NOTICE

[Date]

[name and address of shareholder]

Dear Shareholder:

     Reference is hereby made to the Shareholders’ Agreement, dated          , 2005, as may be amended from time to time (“Shareholders’ Agreement”), by and between The Republic Corporation (“Company”) and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders’ Agreement.

     The Company and/or the other Shareholders have determined to exercise their Purchase Right with respect to the following Offered Shares set forth in your Transfer Notice:

           shares to be purchased by the Company

           shares to be purchased by the other Shareholders (see attached list for the name of each Shareholder and the number of shares to be acquired by each).

           shares to be purchased by the Company’s Assignee.

     Certificates representing the shares to be purchased, duly endorsed or accompanied by stock powers duly executed by the record holder of the shares for transfer, should be sent to the Company at the address set forth below on or before          . The Company and/or the other Shareholders will issue to you a check in the amount of the total purchase price promptly upon its receipt of the certificates in sufficient form for transfer. If your stock certificates have been lost, please notify the undersigned immediately.

Sincerely,

President, The Republic Corporation

D-1

EXHIBIT E TO SHAREHOLDERS’ AGREEMENT

PURCHASE RIGHT NOTICE

To the Shareholders of The Republic Corporation:

     Reference is hereby made to the Shareholders’ Agreement, dated          , 2005, as may be amended from time to time (“Shareholders’ Agreement”), by and between The Republic Corporation (“Company”) and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders’ Agreement.

     The Company has received a Transfer Notice from a Shareholder desiring to sell his/her shares of Common Stock, a copy of which is attached hereto. With respect to the Proposed Transfer, the following Offered Shares are available for subscription:

           shares of Common Stock at a Purchase Price of $        per share.

     If you wish to subscribe for some or all of these shares, please so indicate below, execute this Purchase Right Notice and return this notice to the Company at the address set forth below.

           I wish to subscribe to purchase          Offered Shares.

           I do not wish to subscribe to purchase any Offered Shares

     TO BE CONSIDERED BY THE COMPANY, WE MUST RECEIVE THIS PURCHASE RIGHT NOTICE NO LATER THAN 15 CALENDAR DAYS AFTER THE DATE OF THIS NOTICE.

Dated

Signature:

Name:

(please print)

Sincerely,

President, The Republic Corporation

E-1

EXHIBIT F TO SHAREHOLDERS’ AGREEMENT

PLEDGE NOTICE

[Date]

The Republic Corporation
5340 Weslayan
Houston, Texas 77277
Attention: President

     Gentlemen:

     Reference is hereby made to the Shareholders’ Agreement, dated          , 2005, as may be amended from time to time, (“Shareholders’ Agreement”), by and between The Republic Corporation (“Company”) and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders’ Agreement.

     Pursuant to the provisions of the Shareholders’ Agreement, the undersigned shareholder of the Company hereby notifies the Company of the shareholder’s intention to pledge          share(s) of the Common Stock represented by certificate(s) number(s)          (“Pledged Share(s)”) to          (“Pledgee”). Concurrently with the pledge, the Pledgee has agreed to execute an agreement substantially in the form of Exhibit G to the Shareholders’ Agreement that the Pledged Share(s) are subject to the provisions of the Shareholders’ Agreement and will not be sold, transferred or otherwise disposed of except in accordance with the provisions of the Shareholders’ Agreement.

Sincerely,

Shareholder

F-1

EXHIBIT G TO SHAREHOLDERS’ AGREEMENT

ACKNOWLEDGMENT AND AGREEMENT OF PLEDGEE

     The undersigned pledgee (“Pledgee”) of shares of common stock of The Republic Corporation (“Company”) hereby acknowledges that the shares of common stock of the Company pledged or to be pledged to the Pledgee (“Pledged Shares”) are subject to the provisions of that certain Shareholders’ Agreement, dated as of          , 2005, as may be amended from time to time (“Shareholders’ Agreement”), a copy of which has been furnished to the Pledgee who acknowledges receipt thereof. Pledgee further acknowledges that pursuant to the provisions of the Shareholders’ Agreement, the Pledged Shares are subject to certain restrictions on the sale, transfer or other disposition thereof.

     Pledgee hereby agrees (i) to hold the Pledged Shares subject to the Shareholders’ Agreement and the restrictions and conditions contained therein, and (ii) not to sell, transfer or otherwise to dispose of the Pledged Shares except in accordance with the provisions of the Shareholders’ Agreement.

     Dated as of this       day of    ,       .

PLEDGEE:

NAME:
TITLE (if applicable):

G-1

APPENDIX E

DISSENTERS’ RIGHTS PROVISIONS

Art. 5.11 Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

     A. Any shareholder of any domestic corporation shall have the right to dissent from any of the following corporate actions:

     (1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

     (2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

     (3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

     B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if: (1) the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange: (a) listed on a national securities exchange; (b) listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (c) held of record by not less than 2,000 holders; (2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder’s shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and (3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder’s shares any consideration other than: (a) shares of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are: (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange; (ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (iii) held of record by not less than 2,000 holders; (b) cash in lieu of fractional shares otherwise entitled to be received; or (c) any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

Art. 5.12 Procedure for Dissent by Shareholders as to Said Corporate Actions

     A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

     (1) (a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder’s right to dissent will be exercised if the action is effective and giving the shareholder’s address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder’s right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder’s shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

          (b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder’s right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder’s right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder’s shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

     (2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

     (3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

     B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic)

or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder’s shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

     C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

     D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

     E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

     F. The provisions of this article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

     G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

Art. 5.13 Provisions Affecting Remedies of Dissenting Shareholders

     A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

     B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder’s rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

     C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder’s rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

APPENDIX F

FAIRNESS OPINION OF THE BANK ADVISORY GROUP, L.L.C.

[Letterhead of Bank Advisory Group, L.L.C.]

March 17, 2005

Board of Directors
The Republic Corporation
Houston, Texas

Gentlemen:

You have requested that The Bank Advisory Group, L.L.C. act as an independent financial analyst and advisor to the board of directors of The Republic Corporation, Houston, Texas (“Republic”), in connection with an Agreement and Plan of Merger (the “agreement”), dated as of December 2, 2004, by and between Republic and Republic Merger Corp., a Texas corporation and wholly-owned subsidiary of Republic (the “merger subsidiary”), pursuant to which the merger subsidiary will merge with and into Republic and the separate corporate existence of the merger subsidiary shall cease (the “merger”). In our role as an independent financial analyst, you have requested our opinion with regard to the financial fairness of the $58.00 per share cash consideration to be received under the Agreement and Plan of Merger and as outlined in the Proxy Statement for the Special Meeting of the Shareholders of The Republic Corporation (the “proxy statement”) filed with the Securities and Exchange Commission on February 23, 2005.

Our understanding is that Republic proposes to consummate the merger pursuant to the following financial terms:

•	Each shareholder of Republic common stock who either individually, or with his or her spouse, owns of record fewer than 250 shares of Republic common stock, is not a dissenting shareholder, and is not a “qualified shareholder” as defined in the agreement, shall have the right to receive $58.00 in cash for each share of Republic common stock.

•	Each shareholder of Republic common stock who either individually, or with his or her spouse, owns of record at least 250 shares of Republic common stock, is not a dissenting shareholder, and is a “qualified shareholder” as defined in the agreement, will continue to hold the same number of shares after the merger and will receive no cash payment from Republic.

•	Shareholders of Republic common stock who wish to dissent from the merger may exercise dissenters’ rights in connection with the merger by complying with Articles 5.11 through 5.13 of the Texas Business Corporation Act, copies of which are attached as Appendix E to the proxy statement.

Board of Directors
The Republic Corporation
March 17, 2005

The Bank Advisory Group, as part of its line of professional services, specializes in rendering valuation opinions of banks and bank holding companies in connection with mergers and acquisitions nationwide. Prior to its retention for this assignment, The Bank Advisory Group had not previously provided financial advisory services to The Republic Corporation, its subsidiaries, or its affiliates.

In connection with this opinion and with respect to Republic, we have reviewed, among other things:

1.	Audited consolidated financial statements for Republic, for the periods ended December 31, 2003, and 2002;

2.	Audited consolidated financial statements for Republic, in draft form, for the period ended December 31, 2004;

3.	Consolidated financial statements for Republic presented on form F.R. Y-9C for the years ended December 31, 1999 — 2004, as filed with the Federal Reserve System;

4.	Parent company only financial statements for Republic presented on form F.R. Y-9LP for the years ended December 31, 1999 – 2004, as filed with the Federal Reserve System;

5.	Reports of Condition and Income for The First National Bank in Trinidad, Colorado, the sole bank subsidiary of Republic, for the years ended December 31, 1999 – 2004, as filed with the Federal Deposit Insurance Corporation;

6.	Internal financial statements for Republic and The First National Bank in Trinidad, at and for the nine-month period ended September 30, 2004;

7.	Internal financial statements for The First National Bank in Trinidad, at and for the twelve-month period ended December 31, 2004, and the two-month period ended February 28, 2005;

8.	The condition of the commercial banking industry, as indicated in financial reports filed with various federal bank regulatory authorities by all federally-insured commercial banks through September 30, 2004;

9.	Certain internal financial analyses and forecasts for The First National Bank in Trinidad prepared by the management of The First National Bank in Trinidad, in response to a questionaire delivered by The Bank Advisory Group to management.

10.	For The First National Bank in Trinidad, certain other summary materials and analyses with respect to its respective loan portfolio, securities portfolio, deposit base, fixed assets, and operations including, but not limited to: (i) a schedule of loans and other assets identified by management as deserving special attention or monitoring given the characteristics of the identified loan/asset together with the local economy, (ii) an analysis concerning the adequacy of the loan loss reserve, (iii) a schedule of “other real estate owned,” including current carrying values and recent appraisals, and (iv) a schedule of securities, detailing book values, market values, and lengths to maturity; and

11.	Such other information regarding Republic and The First National Bank in Trinidad that we deemed relevant to this assignment.

In connection with this opinion and with respect to the proposed merger, we further have reviewed, among other things:

Board of Directors
The Republic Corporation
March 17, 2005

1.	The preliminary proxy statement, filed with the Securities and Exchange Commission on February 23, 2005;

2.	The Agreement and Plan of Merger, dated as of December 2, 2004, as set forth in Appendix A of the proxy statement;

3.	The price-to-equity and price-to-earnings multiples of selected banking organizations based in the Western United States that have publicly-traded common stocks, together with the financial performance and condition of such banking organizations;

4.	Monthly price levels and related fundamental financial characteristics of all United States banking organizations that have publicly-traded common stock for the prior eighteen months ending February 28, 2005;

5.	The financial terms and price levels, to the extent publicly-available, of selected recent business combinations of companies in the banking industry involving the sale of control, together with the financial performance and condition of the selling banking organizations; and

6.	Such other information – including financial studies, analyses, investigations, and economic and market criteria – that we deem relevant to this assignment.

Based on our experience, we believe our review of the aforementioned items, among other things, provides a reasonable basis for our opinion, recognizing that we are expressing an informed professional opinion – not a certification of value.

We have relied upon the information provided by the management of Republic, or otherwise reviewed by us, as being complete and accurate in all material respects. Furthermore, we have not verified through independent inspection or examination the specific assets or liabilities of Republic. We have also assumed that there has been no material change in the assets, financial condition, results of operations, or business prospects of Republic since the date of the last financial statements made available to us. We have met with the management of Republic for the purpose of discussing the relevant information that has been provided to us.

Based on all factors that we deem relevant and assuming the accuracy and completeness of the information and data provided to us, The Bank Advisory Group concludes as follows:

•	The cash consideration of $58.00 per share to be paid to the shareholders of Republic common stock in accordance with the Agreement and Plan of Merger, is fair, from a financial standpoint, to the shareholders of Republic, including those shareholders who are “unaffiliated shareholders,” those shareholders who will receive cash for their shares, and those shareholders who will remain shareholders following the merger.

This opinion is available for disclosure to the shareholders of Republic. Accordingly, we hereby consent to the reference of this opinion and our Firm in any disclosure materials provided to the shareholders of Republic, including the inclusion of a copy of this opinion in its entirety in the proxy statement.

Board of Directors
The Republic Corporation
March 17, 2005

Respectfully submitted, The Bank Advisory Group, l.l.c.
By	/s/ Robert L. Walters

APPENDIX G

2004 ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-KSB

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-KSB

ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2004

Commission file number 0-8597

THE REPUBLIC CORPORATION

(Exact name of Small Business Issuer as specified in its charter)

TEXAS (State or other jurisdiction of incorporation or organization)	74-0911766 (I.R.S. Employer Identification No.)

5340 Weslayan, P.O. Box 270462 Houston, Texas (Address of principal executive offices)	77277 (Zip Code)

Issuer’s telephone number, including area code: (713) 993-9200

     Securities registered pursuant to section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

     Securities registered pursuant to Section 12(g) of the Act:

750,000 shares Common Stock, par value $1.00 per share, of which 356,844 are outstanding, including 23,119 held in treasury.
(Title of class)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☑ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of the issuer’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☐

State the issuer’s revenues for its most recent fiscal year $9,955,429

State the aggregate market value for the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter.

$1,720,920 as of June 30, 2004

DOCUMENTS INCORPORATED BY REFERENCE
NONE

THE REPUBLIC CORPORATION
FORM 10-KSB
INDEX

PART I

ITEM 1. BUSINESS

OVERVIEW

The Republic Corporation was chartered in Texas on January 11, 1955 as Columbia General Investment Corporation, to conduct business in mortgage banking. Columbia General Investment Corporation acquired The Republic Corporation in 1960 and shortly thereafter changed its name to The Republic Corporation (the “Company”). Also in 1960, the Company acquired 75% of the outstanding stock of The First National Bank in Trinidad, Colorado (the “Bank”) and in 1961, an additional 23%. Effective December 22, 2004, all remaining Bank stock, formerly held by Bank directors as qualifying shares, was acquired by the Company, thus bringing the total to 100%. Since discontinuing mortgage banking operations in 1963, the Company has carried on no significant operations other than as an advisor to the Bank.

Since its inception, the Bank has placed great emphasis on a strong capital position, liquidity, asset quality through conservative loan underwriting and investment practices and personal attention to customer needs. In delivering banking services to its geographic market, Las Animas County, Colorado, Huerfano County, Colorado and Colfax County, New Mexico, the Bank has strategically placed traditional, full service bank facilities as well as a non-traditional “in-store” bank facility, a loan production/deposit production facility and free standing drive-up ATM facilities. See “Item 2-Properties.” Additionally, the Bank has created and offers high tech products to its customers such as; iBank, a transactional internet banking product, iBank Pro, an internet based cash management product, Bankline, a telephone banking product and a VISA CheckCard debit card.

The Company’s strategy for growth (see “Growth Strategy”) is primarily based on the establishment and progressive improvement of access portals, whether they be traditional bank facilities or the non traditional, such as internet banking. This entails a combination of person-to-person, or “high touch” delivery of banking services and non person–to-person, or “high tech,” delivery. Management is of the opinion that both approaches have value, that a growing percentage of the Company’s customer base expects this range of delivery and that an independent community bank can be effective in providing this in the marketplace.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements which are not historical facts contained in this document are forward-looking statements that involve risks and uncertainties that could cause actual results to differ from projected results. Factors that could cause actual results to differ materially include, among others: general economic conditions, economic conditions in Southern Colorado and Northern New Mexico area, the monetary policy of the Federal Reserve Board, changes in interest rates, inflation, instability in the financial markets relating to terrorist activities and the response thereto, competition in the banking business, changes in state and federal regulatory regimes applicable to our operations, loan demand, the ability of customers to repay loans, consumer saving habits, employment costs, technology costs, and other risk factors contained herein and detailed elsewhere in the Company’s filings with the Securities and Exchange Commission.

“Forward-looking statements” in this document can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipate,” “believe,” “estimate,” or “continue,” or the negative thereof or other variations thereon or comparable terminology and include statements relating to, among other things, our ability to minimize the adverse impact of interest rate changes, the effect of the economy on the level of non-accruing loans and the completion and the effect of the proposed merger and “going private” transaction and Subchapter S election. The statements in “risk-factors” and other statements and

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disclaimers in this Annual Report on Form 10-KSB constitute cautionary statements identifying important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements.

OPERATING STRATEGY

The Company’s strategy as an independent, one-bank holding company has been carried out through operations of the Bank, including its branches. The Bank, under the direction of the Company, emphasizes local relationship banking from small and medium sized businesses and individuals. The Bank’s operating strategies include:

•	Personal Attention and Effective Delivery

•	Maintaining Asset Quality

•	Asset/Liability Management

Personal Attention and Effective Delivery. The Bank’s strategy is one of providing customers with the personal attention that has been an enduring characteristic throughout its history, coupled with effective delivery of banking services via conveniently placed full service branches, ATM facilities and free, transactional internet banking. The latter is not viewed by management as a departure from the concept of personal service but rather a necessary means of access made more effective by personal service.
The Bank’s advertising is targeted at each of the communities it serves and includes a quarterly, full color newsletter, which includes articles on area businesses and on banking topics and bank products. This newsletter is mailed to each address in the three county market and is posted on the Bank’s website.

Maintaining Asset Quality. The Bank’s lending policy and strategy are rooted in conservative underwriting standards and the avoidance of lending outside of the Bank’s market. This philosophy of lending has generally resulted in low ratios of nonperforming assets to total assets and controllable loan losses. See “Nonperforming Assets.”

The Bank’s investment policy and practices are also conservative, with strict guidelines regarding credit risk. See “Held-to-Maturity Securities.”

Asset/Liability Management. The long term strategy of the Bank in this area is the avoidance of undue interest rate risk. Exposure to interest rate risk arises from volatile interest rates and changes in the Bank’s balance sheet mix. The Bank’s policy is to control the exposure of its earnings to changing interest rates through the maintenance of a mix of assets and liabilities that generate a net interest margin that is least affected by interest rate changes. See “Item 6-Management’s Discussion and Analysis of Financial Condition and Results of Operations-Asset/Liability Management.”

GROWTH STRATEGY

The Company has focused on growth as an independent entity and adopted an internal growth strategy through establishing full-service branches, a loan production/deposit production office and free-standing ATM facilities throughout its three county market area. The Bank’s main office and two existing full service branches are structured to provide complete banking services in each location and each branch is headed by a President or branch manager with responsibility and authority to service the banking and lending needs of local businesses and consumers. The loan production/deposit production office is headed by an office manger with similar responsibility and authority to serve the non-transactional needs of local businesses and consumers, including account opening and loan negotiation and closing. The marketing for each of the outlying locations is semi-autonomous from the Bank’s main office and management has encouraged each location to foster its own geographic identity in order to complement the Bank’s philosophy of being responsive to local customer input rather than the customer being asked to conform to a centralized entity without having the opportunity to give input. Free-standing, drive-up ATM

2

facilities have also been established in each of the counties the Bank serves, providing 24 hour cash withdrawal, deposit and account inquiry and transfer capability. See “Item 2-Properties.” The Bank has additionally committed to an effective delivery of banking services over the internet, a product that is fully operational and is marketed as another “branch” for those customers who opt to bank in this manner.

The primary growth strategy for the Company will be the introduction of new products and facilities in our markets so as to attract a growing share of bank product usage by those who reside or do business locally. To accommodate the Company’s anticipated growth from the new residents in the community, or from existing residents who formerly did their banking elsewhere, management intends to continue to recruit and develop additional high-quality personnel and enhance its internal management systems. Management believes that such personnel and systems are necessary if the Company is to continue its growth strategy without compromising its customer-oriented approach to banking and its commitment to maximize asset quality. There can be no assurance, however, that the Company will achieve its growth objectives.

ECONOMIC ENVIRONMENT IN MARKET AREAS SERVED

The Company’s principal market for loans and deposits is the three county rural area comprised of Las Animas, and Huerfano Counties, in Colorado and Colfax County, New Mexico. These markets depend primarily on tourism and continued coal-bed methane gas development, an activity that has grown in significance over the past decade. The latter has served to prop up the local economy during the post September 11, 2001 downturn but has also partially re-established the area’s former dependence upon the energy sector. The development of light industry has also been marginally successful thus far and is presently capable of expansion, limited only by the scarcity of water resources and a limited skilled labor pool.

Going forward, it is management’s expectation that the economic conditions in the Company’s market will continue to keep pace with the ongoing slow recovery nationally and, to the extent that natural gas prices remain elevated, will continue to be supported by gas development locally. This set of circumstances has yielded a slow deposit growth experience for the Company in the recent past, and it is our anticipation that this will persist. Loan growth is expected to be flat-to-negative until the current, record low interest rate environment reverts to a more normal pattern of higher rates.

LENDING ACTIVITIES

General. The Bank provides a range of commercial and retail lending services including, but not limited to, commercial business loans, commercial and residential real estate construction loans, commercial and residential real estate mortgage loans, consumer loans, agriculture loans, revolving lines of credit and letters of credit. Currently, the primary focus of the Bank is on residential real estate mortgage and construction loans, largely in response to the recent upsurge in refinancing and housing starts tied to historically low interest rates, and commercial business lending to small area businesses. The Bank places a strong emphasis on asset quality and maintains conservative underwriting standards. The Bank monitors the concentration of its commercial loan portfolio in an effort to avoid over-allocating its funds available for lending to any industry sector.

Loan Portfolio Composition. The following table sets forth the composition of the Company’s loan portfolio by type of loan, aggregate dollar amount and percentage of total loans at the dates indicated.

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LOAN PORTFOLIO MIX

	December 31,		December 31,
	2004		2003
(Dollars in thousands)	Amount	%	Amount	%
Real estate mortgage	$77,934	81.1	$82,973	79.7
Real estate construction	7,174	7.5	6,915	6.6
Commercial and industrial	4,545	4.7	6,716	6.4
Agriculture	1,204	1.2	1,237	1.2
Consumer	6,923	7.2	7,997	7.7
Other	24	0.0	29	0.0

Total	97,804	101.7	105,867	101.6
Less allowance for loan losses	(1,662)	1.7	(1,700)	1.6
Loans receivable, net	$96,142	100.0	$104,167	100.0

Real Estate Mortgage Loans. Real estate loans are the Bank’s primary focus and the strength of its lending activity. The Bank generally restricts its residential mortgage loans to owner occupied homes located within the Bank’s geographic market area. The Bank adheres to a maximum loan-to-value ratio of 80% on primary residences and 70% on second homes. These loans are typically structured to mature 15 years from the day of making and are amortized for 30 years or less. The Bank requires documentation that supports a strong debt servicing capability and an acceptable credit rating from qualifying applicants. At December 31, 2004, the Bank held approximately $59,433,000, or 76.3% of total loans secured by finished real property, in loans secured by finished, single family residential property.

The Bank generally restricts its commercial real estate lending activity to local, owner-occupied properties or to local, investor properties that are owned by customers with which the Bank has a satisfactory banking relationship. Commercial real estate loans are generally underwritten with a maximum loan-to-value ratio of 75% and are structured at a daily or annually variable interest rate or a three or five-year fixed rate. The Bank requires personal guarantees on these loans and requires qualifying applicants to have a strong history and prospect of debt servicing capability and an acceptable credit rating. At December 31, 2004, the Bank held approximately $17,895,000, or 23.0% of total loans secured by finished real property, in loans secured by finished commercial real estate. The primary risks of loans of this type are the borrower’s inability to pay and deterioration of the value of the collateralized property, made more acute by the necessity in loans of this type for cash flow from the underlying property to be sufficient to service the underlying debt. Management does not believe that the Bank’s existing commercial real estate loan portfolio represents a material risk of loan losses.

Real Estate Construction Loans. The Bank originates single family residential construction loans for owner occupants and typically combines the construction and permanent financing into one contract. The Bank collects interest monthly and charges a fee for conducting periodic construction inspections during the construction phase, which is typically structured to be 6 months in duration.

The Bank also originates single family residential construction loans to builders who have demonstrated a favorable record of performance with the Bank or within the Bank’s geographic market area on both a pre-sold and speculative basis. The Bank typically restricts loans on speculation properties to no more than one unsold property per builder at any given time and restricts the loan amount to no more than 75% of the finished, appraised value. The Bank also finances construction of commercial properties and typically combines the construction and permanent financing into one contract. The Bank carefully monitors construction draws and inspects each property frequently to insure the work is being completed as specified. Construction inspections are performed by qualified independent contractors.

4

Commercial and Industrial Loans. The Bank provides a wide range of commercial business loans, including lines of credit for working capital purposes and term loans for the acquisition of equipment and other purposes. Collateral for these loans generally includes inventory, equipment or deposit account balances. Where warranted by the overall financial condition of the borrower, loans may be made on an unsecured basis. The Bank requires personal guarantees and adheres to a maximum loan to value of 70% on equipment and 50% on most types of inventory. Secured loans of this type are typically structured for daily or annually variable interest rates, with equipment financing occasionally structured on three or five year fixed terms. The primary repayment risk on loans of this type is failure of the business due to economic or financial factors, or most typically, because of varying degrees of borrower inexperience.

Consumer Lending. The Bank provides a full range of consumer loans. The primary risk of consumer lending relates to the personal circumstances of the borrower. The Bank requires a documented repayment source that is adequate, seasoned and sustainable and a satisfactory credit rating. The Bank has set certain loan-to-value limits on secured loans, as provided in the Bank’s loan policy.

Agriculture Loans. While not a significant source of business for the Bank, the Bank occasionally finances livestock acquisition and operating expenses of area ranching entities. All of the livestock loans are structured for annually variable interest rates and either amortize for five to seven years or zero out annually, depending upon the nature of the operation. Livestock inspections are conducted regularly by an independent contractor for the Bank.

Commitments and Contingent Liabilities. In the ordinary course of business, the Bank enters into various types of transactions that include commitments to extend credit as described in Note 15 of the Notes to Consolidated Financial Statements. The Bank applies the same credit standards to these commitments as it uses in all its lending activities and has included these commitments in its lending risk evaluations. The Bank’s exposure to credit loss under commitments to extend credit is represented by the amount of unsecured commitments. It is management’s policy not to commit to extend credit at or below market interest rates, except where necessary in addressing troubled debt restructurings.

Credit Authority and Loan Limits. All loans, credit lines and letters of credit are subject to the same approval procedures and amount limitations. These limitations apply to the total outstanding indebtedness of the borrower to the Bank, including indebtedness of any guarantor. Each lender in the Bank has a separate, discretionary lending authority based on loan or aggregate loan amounts. The Bank’s Loan Committee must approve individual requests in excess of $40,000 for secured loans; $10,000 for unsecured loans and an aggregate of $100,000 with regard to loans made by the Bank’s President or Senior Vice Presidents. The limits are $30,000, $10,000 and $80,000, respectively, for vice presidents and $30,000, $5,000 and $80,000, respectively, for loan officers. The Loan Committee consists of all senior and junior management and all resident, outside directors of the Bank able to attend weekly meetings. Each Bank committee meeting must be chaired by the Chairman of the Board and voting members of the committee will constitute a quorum, however, one of the voting members must be the Chairman of the Board, President or Senior Vice President of the Bank.

Under federal law, permissible loans to one borrower by the Bank are generally limited to 15% of the Bank’s unimpaired capital, surplus, undivided profits and loan loss reserve (approximately $3,089,000 at December 31, 2004). As a matter of policy, the Bank utilizes a guidepost “house limit” on loans to any borrower of 10% of the Bank’s unimpaired capital, surplus, undivided profits and loan loss reserve (approximately $2,059,000 at December 31, 2004). This limit has not ever been exceeded. The Bank does not have any participations bought or sold in fiscal year 2004, and there were no foreign loans in the same period.

Loan Policy. The Bank’s lending activities are guided by its Loan Policy. This policy is reviewed annually by the Policy Committee, which is a subcommittee of and is tasked by the Bank’s Audit Committee. Reports consisting of recommended changes in the loan policy are submitted to the Bank’s Board of Directors for approval. The Bank supplements its internal supervision and audit of its lending

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operations with independent examinations performed by professional, experienced loan reviewers and auditors.

NONPERFORMING ASSETS

The Company’s nonperforming assets consist of non-accrual loans, past due loans, restructured loans and foreclosed assets held for sale. The following table sets forth information with respect to these assets at the dates indicated.

NONPERFORMING ASSETS

	December 31	December 31
(Dollars in thousands)	2004.	2003.

Non-accrual loans	$1,102	$881
Loans which are contractually past due 90 days or more as to principal or interest, but have not been put on a non-accrual basis	—	—
Restructured loans (accruing)	$528	$—
Total nonperforming loans	$1,630	$881
Foreclosed assets:
Real estate	$334	$624
Other	$15	$20
Total nonperforming assets	$1,979	$1,525
Ratio of total nonperforming loans to total assets	.86%	0.49%
Ratio of total nonperforming loans to total loans	1.67%	0.83%
Ratio of total nonperforming assets to total assets	1.05%	0.84%
Ratio of allowance for loan losses to total nonperforming loans	101.96%	192.96%

Non-Accrual and Past Due Loans. The Company’s financial statements are prepared on the accrual basis of accounting, including the recognition of interest income on its loan portfolio, unless a loan is placed on non-accrual status. Loans are placed on non-accrual when they became past due 60 days or when there are serious doubts about the collectibility of principal or interest. Amounts received on non-accrual loans, generally are applied interest first and balance to principal, so long as principal collection is reasonably assured. At December 31, 2004, the Company had $1,102,000 of loans accounted for on a non-accrual basis compared to $881,000 at December 31, 2003. Since all loans which reach 60 days past due are placed on non-accural, there were no loans past due 90 days or more and still accruing during 2004.

Restructured Loans. By definition, restructured loans are those for which concessions, including the reduction of interest rates below a rate otherwise available to that borrower or deferral of interest or principal, are granted due to the borrower’s weakened financial condition. Interest on restructured loans is accrued at the restructured rates when it is anticipated that no loss of original principal will occur. The Company had $794,000 in restructured loans at December 31, 2004 and no restructured loans at December 31, 2003. Of the restructured loans at December 31, 2004, $266,000 was on non-accrual.

Foreclosed Assets Held for Sale. Assets acquired by foreclosure or in settlement of debt and held for sale are valued at no more than fair value as of the date of foreclosure, less the anticipated cost of selling. Management periodically reevaluates the value of foreclosed assets held for sale and adjusts the book value if necessary. Gains and losses on sales of foreclosed assets are included in other income. The Bank had foreclosed real estate of approximately $334,000 and a repossessed mobile home at $15,000 on December 31, 2004, and approximately $624,000 in foreclosed real estate and a repossessed mobile home at $20,000 on December 31, 2003.

Impaired Loans. Impaired loans, which include non-accrual loans noted above and potential problem loans, where known information about possible credit problems causes management to doubt the ability of such borrowers to comply with contractual repayment terms, total $1,164,000 and $1,486,000 at December 31, 2004 and 2003, respectively. An allocation of $657,417 in reserves was made to impaired

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loans in 2004. No specific allocation of the allowance for loan losses was made to impaired loans in 2003. Interest of $60,413 and $111,585 was recognized on a cash basis on average impaired loans of $1,097,288 and $1,570,000 in 2004 and 2003, respectively.

ANALYSIS OF ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses represents management’s recognition of the risks of extending credit and its evaluation of the quality of the loan portfolio. The allowance is maintained at a level considered adequate to provide for anticipated loan losses based on management’s assessment of various factors affecting the loan portfolio, including a review of problem loans, business conditions and loss experience, loan growth, or the absence thereof, and an overall evaluation of the quality of the underlying collateral and holding and disposal costs. The allowance is increased by provisions charged to operations and reduced by loans charged off, net of recoveries. Allowances are provided for individual loans where ultimate collection is considered questionable by management after reviewing the current status of problem loans, including loans that are contractually past due, and considering the net realizable value of the security and of the loan guarantees, if applicable.

Management believes that the Company’s allowance for loan losses is adequate to cover anticipated losses and is in accordance with generally accepted accounting principles. It is possible that management will increase the allowance for loan losses or that regulators, when reviewing the Bank’s loan portfolio in the future, may require the Bank to increase such allowance, either of which could adversely affect the Company’s earnings. Further, there can be no assurance that the Company’s actual loan losses will not exceed its allowance.

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The following table sets forth information regarding changes in the Company’s allowance for loan losses for the periods indicated.

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

	2004	2003
(Dollars in thousands)
Balance at beginning of period	$1,700	$1,700

Charge-offs:
Commercial loans	69	115
Real estate — construction loans	0	0
Real estate — mortgage loans	37	45
Consumer loans	170	316

Total charge-offs	276	476

Recoveries:
Commercial loans	26	75
Real estate — construction loans	0	0
Real estate — mortgage loans	0	7
Consumer loans	61	120

Total recoveries	87	202

Net charge-offs (recoveries)	189	274

Provision for loan losses	151	274

Balance at end of period	$1,662	$1,700

Ratio of net charge-offs (recoveries) to average loans	0.18%	0.25%
Average loans outstanding during the period	$102,407	$108,127

The following table sets forth the allowance for loan losses by loan category, based upon management’s assessment of the risk associated with such categories, at the dates indicated and summarizes the percentage of gross loans in each category to total gross loans.

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RESERVE FOR LOAN LOSS ALLOCATION

	December 31,		December 31,
	2004		2003
		Percentage		Percentage
		of gross loans		of gross loans
	Amount	in each	Amount	in each
	of	category to	of	category to
(Dollars in thousands)	Allowance	total loans	Allowance	total loans
Real estate mortgage	$551	79.68%	$231	78.38%
Real estate construction	126	7.34%	3	6.53%
Commercial and industrial	181	4.65%	96	6.34%
Agriculture	7	1.23%	0	1.17%
Consumer and other	658	7.10%	56	7.58%
Unallocated	139	0.00%	1,314	0.00%

Total	$1,662	100.00%	$1,700	100.00%

INVESTMENT ACTIVITIES

The Bank maintains a securities portfolio comprised of U.S. Government sponsored agency securities, municipal securities and other, miscellaneous investment securities. The Bank’s investment policy also permits the Bank to invest in U.S. Treasury Securities. The Company manages its investment portfolio to (i) maximize safety and soundness, (ii) provide adequate liquidity, (iii) maximize rate of return within the constraints of applicable liquidity requirements (with liquidity taking precedence over return) and (iv) complement asset/liability management policies. The Bank’s Asset and Liability Committee, which is made up of the Bank’s Chairman of the Board and all remaining senior and junior officers and resident, outside directors, oversees the Bank’s investment portfolio with the assistance of the Bank’s Investment Committee, which is made up of the Bank’s Chairman of the Board, the Bank’s Vice President and two outside directors. In assessing the Bank’s exposure to the possibility of any significant increase in market interest rates from the present 45 year low, the Bank’s Asset and Liability Committee has opted at present to keep the average maturities of most of the investment portfolio to less than 2 years. This has caused average yields in the 2004 period to be lower than would have been the case if these same funds had been placed in instruments with longer maturities. The committee, therefore, has chosen to trade some of the Bank’s current earnings in return for a heightened level of preparedness for rising rates. The committee would not likely extend these maturities until such time as market interest rates have moved to a level where there is sufficient room for interest rates to decline and there is a reasonable expectation that they might indeed decline. See “Item 6. – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Asset/Liability Management.”

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The table below provides the amortized cost and fair value of the Company’s investment securities at each of the dates indicated.

INVESTMENT PORTFOLIO COST VS FAIR VALUE

	Year Ended December 31,
	2004		2003		2002
	Amortized		Amortized		Amortized
(Dollars in thousands)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Held to Maturity:
U.S. Treasury securities	$—	$—	$—	$—	$—	$—
U.S. government agencies and corporations	28,057	27,899	24,365	24,485	20,175	20,682
Obligations of states and political subdivisions	2,294	2,560	2,295	2,593	2,295	2,511
Other bonds, notes and securities	706	706	663	663	24	24

Total	$31,057	$31,165	$27,323	$27,741	$22,494	$23,217

The following table provides the carrying values, maturities and weighted average yields of the Company’s investment portfolio on the dates indicated. The yield is computed on a full tax equivalent basis to reflect the effect of tax exempt income earned on municipal obligations in the investment securities portfolio. A 37% tax rate was used.

INVESTMENT PORTFOLIO MATURITIES AND YIELDS
December 31, 2004

		Due after	Due after
	Due in	one year	five years
	one year	through	through	Due after
(Dollars in thousands)	or less	five years	ten years	ten years	Total
U.S. treasury securities:
Balance	$—	$—	$—	$—	$—
Weighted average yield	0%	0%	0%	0%	0%
U.S. government agencies and corporations
Balance	$14,113	$13,944	$—	$—	$28,057
Weighted average yield	1.70%	3.01%	0%	0%	2.35%
Obligations of states and political subdivisions
Balance	$—	$77	$919	$1,298	$2,294
Weighted average yield	0%	6.98%	7.41%	7.97%	7.71%
Other bonds, notes and securities
Balance	$706	$—	$—	$—	$706
Weighted average yield	3.59%	0%	0%	0%	3.59%
Total:
Balance	$14,819	$14,021	$919	$1,298	$31,057
Weighted average yield	1.79%	3.03%	7.41%	7.97%	2.77%

The Bank also invests in tax-exempt securities in order to help control taxable income and support community municipal funding needs. Interest paid on tax-exempt securities is non-taxable for ordinary income tax purposes and partially taxable for alternative minimum tax purposes. Management attempts to balance its investments in tax-exempt securities in order to maximize the tax benefits from these investments.

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SOURCE OF FUNDS

General. The Bank’s primary source of funds has historically been customer deposits. Scheduled loan repayments are a relatively stable source of funds, while deposit inflows and unscheduled loan prepayments, which are influenced by general interest rate levels, interest rates available on other investments, competition, economic conditions and other factors, are not. Borrowings may be used on a short-term basis to compensate for reductions in other sources of funds (such as deposit inflows at less than projected levels). Borrowings may also be used on a longer term basis to match the maturity or repricing intervals of assets. In 2003, the Bank became a member of the Federal Home Loan Bank of Topeka (the “FHLB”) through the acquisition of FHLB stock, which totaled $681,900 on December 31, 2004. The minimum number of shares of FHLB stock, which must be held in order to qualify for FHLB membership, is a function of bank asset size and total borrowings from the FHLB, if any. The FHLB currently provides the Bank with access to a collateralized credit line of approximately $56,210,000, as well as a source to sell excess federal funds. To date, the Bank has not taken advantage of its FHLB borrowing capability.

In addition to the Bank’s FHLB borrowing privilege, the Bank has an unsecured federal funds purchase line at Banker’s Bank of the West in Denver, Colorado in the amount of $9,130,000. This source has also remained untapped thus far.

Deposit Activities. The Bank offers a variety of accounts for depositors designed to attract both short-term and long-term deposits. These accounts include certificates of deposit (CD’s), savings accounts, money market deposit accounts, checking and negotiable order of withdrawal (NOW) accounts and individual retirement accounts. These accounts generally earn interest at rates established by management based on competitive market factors and management’s desire to increase or decrease total deposits or certain types or maturities of deposits. The Bank has never sought brokered deposits and does not currently intend to do so in the future.

CD’s in the amount of $100,000 or more are considered to be a more volatile and less dependable source of funding. The following table depicts the amount and maturity of these accounts for the dates indicated.

NON CORE DEPOSITS

	December 31
(Dollars in thousands)	2004	2003
CD’s over $100,000 with remaining maturity
Less than three months	$10,096	$9,674
Three to six months	8,186	6,265
Over six months to one year	6,019	6,506
Over one year	3,043	2,469

Total	$27,344	$24,914

COMPETITION

The Bank primarily competes with seven banks and one savings and loan, each with full service banking facilities located in our 3-county market. The total number of competing offices is presently fourteen, consisting of two main office locations, each owned and operated by community banks affiliated with the same group of tiered holding companies, one main office location owned and operated by a mutually owned savings and loan, six full service branch facilities owned and operated by community banks located in this market or in the region and five full service branch facilities owned and operated by large out of state, bank holding companies. The Bank also competes for loans, deposits and other services with a number of small credit unions, mortgage bankers, insurance agencies, stock brokers and a number of government agencies. The principal methods of competition in the industry are price (i.e. interest rates and fees), scope and type of services offered and quality of service. Many of these competitors have

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substantially greater resources than this Bank. In addition, by virtue of their larger capital bases, different regulatory environment or affiliation with larger, multi-bank holding companies, some of the banks or entities with which we compete have substantially larger lending limits, more liberal underwriting criteria in the near term or other service functions for their customers which we cannot and believe should not offer, or can offer only through correspondent banks that possess sufficient asset size and product mix. Management is of the opinion that personal attention, coupled with attractive deposit offering rates and loan terms and a funds management strategy that does not put loan customers at extreme risk of rising interest rates, is the best, long term competitive posture. Additionally, during the past several years, substantial consolidation among financial institutions in Colorado and New Mexico has occurred. Management believes that this consolidation has led to substantial account disruption for small businesses and consumers who fall below the focus threshold for larger banks and which have had their lending relationship at such banks altered or severed. Management further believes that this may lead customers in this market area to seek a relationship with smaller, service oriented, yet technologically capable, institutions such as this Bank.

EMPLOYEES

At December 31, 2004, the Bank had approximately 73 total employees and the Company had 3 employees. The Bank has placed a high priority on selective hiring and technical and customer service training in order to staff the Bank effectively. New hires are selected on the basis of both technical skills and customer service capabilities. None of the Bank’s employees are covered by a collective bargaining agreement with the Bank and management believes that its relationship with its employees as a group is good.

SUPERVISION AND REGULATION

Bank holding companies and banks are extensively regulated under both federal and state law. The information contained in this section summarizes portions of the applicable laws and regulations relating to the supervision and regulation of the Company and its subsidiary. These summaries do not purport to be complete, and they are qualified in their entirety by reference to the particular statutes and regulations described. Any change in applicable law or regulation may have a material effect on the business and prospects of the Company and its subsidiary.

BANK HOLDING COMPANY REGULATION

The Company is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended, and is registered as such with the Federal Reserve Board. Under the current terms of that Act, activities of the Company, and those of companies which it controls or in which it holds more than 5% of the voting stock, are limited to banking or managing or controlling banks or furnishing services to or performing services for its subsidiaries, or any other activity which the Federal Reserve Board determines to be so closely related to banking or managing or controlling banks as to be a proper incident thereto. In making such determinations, the Federal Reserve Board is required to consider whether the performance of such activities by a bank holding company or its subsidiaries can reasonably be expected to produce benefits to the public such as greater convenience, increased competition or gains in efficiency that outweigh the possible adverse effects, such as an undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices.

Bank holding companies, such as the Company, are required to file with the Federal Reserve Board certain reports and information and are required to obtain prior approval of the Board to engage in a new activity or to acquire more than 5% of any class of voting stock of any company. Pursuant to the Riegle-Neal Interstate Branching and Efficiency Act of 1994 (“Riegle-Neal Act”), subject to approval by the Federal Reserve Board, bank holding companies are authorized to acquire either control of or substantial assets of, a bank located outside the bank holding company’s home state. These acquisitions are subject to limitations, which are mentioned in the discussion on “Interstate Banking” which follows. The Riegle-

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Neal Act reaffirms the right of states to segregate and tax separately incorporated subsidiaries of a bank or bank holding company. The Riegle-Neal Act also affects interstate branching and mergers.

The Federal Reserve Board has authorized the acquisition and control by bank holding companies of savings and loan associations and certain other savings institutions without regard to geographic restrictions applicable to acquisition of shares of a bank.

The Federal Reserve Board is authorized to adopt regulations affecting various aspects of bank holding companies. Pursuant to the general supervisory authority of the Bank Holding Company Act and directives set forth in the International Lending Supervision Act of 1983, the Federal Reserve Board has adopted capital adequacy guidelines prescribing both risk-based capital and leverage ratios.

The enactment of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) repeals sections 20 and 32 of the Banking Act of 1933, allowing new opportunities to be available for banks, other depository institutions, insurance companies and securities firms to enter into combinations that permit a single financial service organization to offer customers a more complete array of financial products and services. To further this goal, the GLB Act amends section 4 of the Act providing a new regulatory framework for regulation through the financial holding company (“FHC”), which will have as its umbrella regulator the Federal Reserve Board. Functional regulation of the FHC’s separately regulated subsidiaries will be conducted by their primary functional regulator. Pursuant to the GLB Act, bank holding companies, subsidiary depository institutions thereof and foreign banks electing to qualify as a FHC must be “well managed,” “well capitalized” and at least rated satisfactory under the Community Reinvestment Act in order for them to engage in new financial activities. The GLB Act provides a federal right to privacy of non-public personal information of individual customers. The GLB Act and Regulation S-P became effective on November 13, 2000 with full compliance mandatory by July 1, 2001.

In October 2001, the USA PATRIOT Act of 2001 and the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 were enacted. These statutes contain law enforcement and regulatory provisions that require the Bank to respond to requests for information or verify information provided from time to time by the Office of the Comptroller of the Currency.

REGULATORY CAPITAL REQUIREMENTS

Risk-Based Capital Guidelines. The Federal Reserve Board’s risk-based capital guidelines define Tier I Capital and Total Capital. Tier I Capital consists of common and qualifying preferred shareholders’ equity and minority interests in equity accounts of consolidated subsidiaries, less goodwill and 50% (and in some cases up to 100%) of investment in unconsolidated subsidiaries. Total Capital consists of Tier I Capital plus qualifying mandatory convertible debt, perpetual debt, certain hybrid capital instruments, certain preferred stock not qualifying as Tier I Capital, subordinated and other qualifying term debt up to specified limits, and a portion of the allowance for credit losses, less investments in unconsolidated subsidiaries and in other designated subsidiaries or other associated companies at the discretion of the Federal Reserve Board, certain intangible assets, a portion of limited-life capital instruments approaching maturity and reciprocal holdings of banking organizations’ capital instruments. The Tier I component must constitute at least 50% of qualifying Total Capital.

Risk based capital ratios are calculated with reference to risk-weighted assets, which include both on-balance sheet and off-balance sheet exposures. The risk-based capital framework contains four risk-weighted categories for bank holding company assets—0%, 20%, 50% and 100%. Zero percent risk-weighted assets include, generally, cash and balances due from Federal Reserve Banks, and obligations unconditionally guaranteed by the U.S. government or its agencies. Twenty percent risk –weighted assets include, generally, claims on U.S. Banks and obligations guaranteed by U.S. government sponsored agencies as well as general obligations of states or other political subdivisions of the United States. Fifty percent risk-weighted assets include, generally, loans fully secured by first liens on one-to-four family residential properties, subject to certain conditions. All assets not included in the foregoing categories are

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assigned to the 100% risk-weighted category, including loans to commercial and other borrowers. As of year end 1992, the minimum required ratio for qualifying Total Capital became 8%, of which at least 4% must consist of Tier I Capital. At December 31, 2004, the Company’s Tier I and Total Capital ratios were 20.86% and 22.12%, respectively.

The current risk-based capital ratio analysis establishes minimum supervisory guidelines and standards. It does not evaluate all factors affecting an organization’s financial condition. Factors which are not evaluated include (i) overall interest rate exposure; (ii) quality and level of earnings; (iii) investment or loan portfolio concentrations; (iv) quality of loans and investments; (v) the effectiveness of loan and investment policies; (vi) certain risks arising from nontraditional activities; and (vii) management’s overall ability to monitor and control other financial and operating risks, including the risks presented by concentrations of credit and nontraditional activities. The capital adequacy assessment of federal bank regulators will, however, continue to include analyses of the foregoing considerations and in particular, the level and severity of problem and classified assets. Market risk of a banking organization—risk of loss stemming from movements in market prices—is not evaluated under the current risk-based capital ratio analysis (and is therefore analyzed by the bank regulators through a general assessment of an organization’s capital adequacy) unless trading activities constitute 10 percent or $1 billion or more of the assets of such organization. Such an organization (unless exempted by the banking regulators) and certain other banking organizations designated by the banking regulators must include in its risk-based capital ratio analysis charges for, and hold capital against, general market risk of all positions held in its trading account and of foreign exchange and commodity positions wherever located, as well as against specific risk of debt and equity positions located in its trading account. Currently, the company and the Bank do not calculate a risk-based capital charge for their market risk.

Minimum Leverage Ratio. The Federal Reserve Board has adopted capital standards and leverage capital guidelines that include a minimum leverage ratio of 3% Tier I Capital to total assets (the “leverage ratio”). The leverage ratio is used in tandem with a risk-based ratio of 8% that took effect at the end of 1992.

The Federal Reserve Board has emphasized that the leverage ratio constitutes a minimum requirement for well-run banking organizations having well-diversified risk, including no undue interest rate exposure, excellent asset quality, high liquidity, good earnings, and a composite rating of 1 under the Interagency Bank Rating System. Banking organizations experiencing or anticipating significant growth, as well as those organizations which do not exhibit the characteristics of a strong, well-run banking organization described above, will be required to maintain strong capital positions substantially above the minimum supervisory levels without significant reliance on intangible assets. Furthermore, the Federal Reserve Board has indicated that it will consider a “tangible Tier I Capital Leverage Ratio” (deducting all intangibles) and other indices of capital strength in evaluating proposals for expansion or new activities. At December 31, 2004, the Company’s Tangible Tier I Capital Leverage Ratio was 9.85%

Other Issues and Developments Relating to Regulatory Capital. Pursuant to such authority and directives set forth in the 1988 Basle Capital Accord, as amended, the Comptroller of the Currency, the FDIC and the Federal Reserve Board have issued regulations establishing the capital requirements for banks under federal law. The regulations, which apply to the Bank, establish minimum risk-based and leverage ratios which are substantially similar to those applicable to the Company. As of December 31, 2004, the risk-based and leverage ratio of the Bank exceeded the minimum requirements.

The Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) requires the federal banking regulators to take “prompt corrective action” in respect of banks that do not meet minimum capital requirements and imposes certain restrictions upon banks which meet minimum capital requirements but are not “well capitalized” for purposes of FDICIA. FDICIA established five capital tiers: “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized,” and “critically undercapitalized.” Implementing regulations adopted by the federal banking agencies define the corrective action by the federal banking agencies. A bank may be placed in a capitalization category that is lower than is indicated by its capital position if it receives an unsatisfactory examination

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rating with respect to certain matters. Failure to meet capital guidelines could subject a bank to a variety of restrictions and enforcement remedies. All insured banks are generally prohibited from making any capital distributions and from paying management fees to persons having control of the bank where such payments would cause the bank to be undercapitalized. Holding companies of significantly undercapitalized, critically undercapitalized and certain undercapitalized banks may be required to obtain the approval of the Federal Reserve Board before paying capital distributions to their shareholders. Moreover, a bank that is not well capitalized is generally subject to various restrictions on “pass through” insurance coverage for certain of its accounts and is generally prohibited from accepting brokered deposits and offering interest rates on any deposits significantly higher than the prevailing rate in its normal market area or nationally (depending upon where the deposits are solicited). Such banks and their holding companies are also required to obtain regulatory approval prior to their retention of senior executive officers. At December 31, 2004, both the Bank and Company were “well capitalized”.

Banks which are classified undercapitalized, significantly undercapitalized or critically undercapitalized are required to submit capital restoration plans satisfactory to their federal banking regulator and guaranteed within stated limits by companies having control of such banks (i.e., to the extent of the lesser of five percent of the institution’s total assets at the time it became undercapitalized or the amount necessary to bring the institution into compliance with all applicable capital standards as of the time the institution fails to comply with its capital restoration plan, until the institution is adequately capitalized on average during each of four consecutive calendar quarters), and are subject to regulatory monitoring and various restrictions on their operations and activities, including those upon asset growth, acquisitions, branching and entry into new lines of business and may be required to divest themselves of or liquidate subsidiaries under certain circumstances. Holding companies of such institutions may be required to divest themselves of such institutions or divest themselves of or liquidate nondepository affiliates under certain circumstances. Critically undercapitalized institutions are also prohibited from making payments of principal and interest on debt subordinated to the claims of general creditors as well as to the mandatory appointment of conservator or receiver within 90 days of becoming critically undercapitalized unless periodic determinations are made by the appropriate federal banking agency, with the concurrence of the FDIC, that forbearance from such action would better protect the affected deposit insurance fund. Unless appropriate findings and certifications are made by the appropriate federal banking agency with the concurrence of the FDIC, a critically undercapitalized institution must be placed in receivership if it remains critically undercapitalized on average during the calendar quarter beginning 270 days after the date it became critically undercapitalized.

Other Regulatory and Supervisor Issues. Pursuant to FDICIA, the federal banking agencies have adopted regulations or guidelines prescribing standards for safety and soundness of insured banks and in some instances their holding companies, including standards relating to internal controls, information systems, internal audit systems, loan documentation, credit underwriting, interest rate exposure, asset growth, compensation, fees and benefits, asset quality, earnings and stock valuation, as well as other operational and managerial standards deemed appropriate by the agencies. Upon a determination by a federal banking agency that an insured bank has failed to satisfy any such standard, the bank will be required to file an acceptable plan to correct the deficiency. If the bank fails to submit or implement an acceptable plan, the federal banking agency may, and in some instances must, issue an order requiring the institution to correct the deficiency, restrict its asset growth or increase its ratio of tangible equity to assets, or imposing other operating restrictions. FDICIA also contains provisions which, among other things, impose limitations on deposit account balance determinations for the purpose of the calculation of interest, and require the federal banking regulators to prescribe, implement or modify standards for extensions of credit secured by liens on interests in real estate or made for the purpose of financing construction of a building or other improvements to real estate, loans to bank insiders, regulatory accounting and reports, internal control reports, independent audits, exposure on interbank liabilities, contractual arrangements under which institutions receive goods, products or services, deposit account-related disclosures and advertising as well as to impose restrictions on federal reserve discount window advances for certain institutions and to require that insured depository institutions generally be examined on-site by federal personnel at least once every 12 months.

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In connection with an institutional failure or FDIC rescue of a financial institution, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (“FIRREA”) grants to the FDIC the right, in many situations, to charge its actual or anticipated losses against commonly controlled depository institution affiliates of the failed or rescued institution (although not against a bank holding company itself).

The Community Reinvestment Act (“CRA”) requires banks to help serve the credit needs in their communities, including credit to low and moderate income individuals and geographies. Should the Company or its subsidiaries fail to adequately serve the community, there are penalties which might be imposed. Corporate applications to the Company’s or Bank’s regulators to expand branches, relocate, add subsidiaries and affiliates and merge with or purchase other financial institutions could be denied. Community groups are encouraged through the regulation to protest applications for any bank subject to this regulation if they feel that the bank is not serving the credit needs of the community in which it serves. The Company and Bank have been deemed by regulators in the past to be “outstanding” in serving their communities. Other, lesser ratings include “satisfactory,” “needs to improve” and “substantial non compliance”.

The nature of the banking and financial services industry, as well as banking regulation, may be further affected by various legislative and regulatory measures currently under consideration. It is impossible to predict whether or in what form these proposals may be adopted in the future and, if adopted, what the effect of their adoption will be on the Company and the Bank.

There are many other regulations requiring detailed compliance procedures which increase costs and require additional time commitments of employees. Regulators and Congress continue to put in place rules and laws to protect consumers, which have a cumulative additional impact on the cost of doing business. At this point, management cannot completely assess how earnings might be affected by these consumer laws.

INTERSTATE BANKING

Existing laws and various regulatory developments have allowed financial institutions to conduct significant activities on an interstate basis for a number of years. During recent years, a number of financial institutions have expanded their out-of-state activities and various states and Congress have enacted legislation intended to allow certain interstate banking combinations.

The Riegle-Neal Act dramatically affects interstate banking activities. As discussed previously, the Riegle-Neal Act allows the Federal Reserve Board to approve the acquisition by a bank holding company of control of substantial assets of a bank located outside the bank holding company’s home state. An insured bank may apply to the appropriate federal agency for permission to merge with an out-of-state bank and convert its offices into branches of the resulting bank. States retain the option to prohibit out-of-state mergers if they enacted a statute specifically barring such mergers before June 1, 1997, and such law applies equally to all out-of-state banks.

Interstate mergers authorized by the Riegle-Neal Act are subject to conditions and requirements, the most significant of which include adequate capitalization and management of the acquiring bank or bank holding company, existence of the acquired bank for up to five years before purchase where required under state law, existence of state laws that condition acquisitions on institutions making assets available to a “state-sponsored housing entity,” and limitations on control by the acquiring bank holding company of not more than 10% of the total amount of deposits in insured depository institutions in the United States or not more than 30% of the deposits in insured depository institutions within that state. States may impose lower deposit concentration limits, so long as those limits apply to all bank holding companies equally and Colorado has imposed a 25% limit on such concentrations. Additional requirements placed on mergers include conformity with state law branching requirements and compliance with “host state”

16

merger filing requirements to the extent that those requirements do not discriminate against out-of-state banks or out-of-state bank holding companies.

The Riegle-Neal Act also permits banks to establish and operate a “de novo branch” in any state that expressly permits all out-of-state banks to establish de novo branches in such state, if the law applies equally to all banks. (A “de novo branch” is a branch office of a national bank or state bank that is originally established as a branch and does not become a branch as a result of an acquisition, conversion, merger or consolidation.) Utilization of this authority is conditioned upon satisfaction of most of the conditions applicable to interstate mergers under the Riegle-Neal Act, including adequate capitalization and management of the branching institution, satisfaction with certain filing and notice requirements imposed under state law and receipt of federal regulatory approvals. The States of Colorado and New Mexico currently bar the establishment of “de novo branches” by out-of-state banks, however, the Bank has successfully established a loan production office, a deposit production office, and a remote service unit (ATM) in Raton, New Mexico, as permitted by regulations of the Bank’s primary regulator, the Office of the Comptroller of the Currency.

THE BANK

The Bank is a national bank and a Colorado banking corporation, the deposits of which are insured by the Federal Deposit Insurance Corporation, and is subject to supervision and regulation by the Comptroller of the Currency and the FDIC. As a bank holding company, the Company is subject to supervision and examination by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended. The financial impact of existing and proposed bank regulation can have a material influence upon the Bank’s results both in terms of higher operating costs and greater organizational complexity.

Dividends paid by the Bank provide substantially all of the cash flow of the Company. As a national bank, the Bank is subject to the dividend restrictions set forth by the Comptroller of the Currency. Under such restrictions, the Bank may not, without prior approval of the Comptroller of the Currency, declare dividends in excess of the sum of the current year’s earnings plus the retained earnings from the prior two years. The dividends that the Bank could declare, without the approval of the Comptroller of the Currency, amounted to approximately $3,583,000 as of December 31, 2004. The dividend that was declared and paid in 2004 was $100,000.

DEPOSIT INSURANCE ASSESSMENTS

The FDIC insures deposits of the Bank up to the prescribed limit per depositor through the Bank Insurance Fund (BIF), and the amount of FDIC assessments paid by each BIF member institution is based upon its relative risk of default as measured by regulatory capital ratios and other factors. The BIF assessment rate currently ranges from zero to 27 cents per $100 of domestic deposits. The FDIC may increase or decrease the assessment rate and schedule on a semi-annual basis. As of December 31, 2004, the Bank qualified for the lowest BIF assessment rate.

EFFECT ON ECONOMIC ENVIRONMENT

The policies of regulatory authorities, including the monetary policy of the Board of Governors of the Federal Reserve, have a significant effect on the operating results of bank holding companies and their subsidiaries. Among the means available to the Board of Governors to affect the money supply are open market operations in U.S. Government securities, changes in the discount rate on member bank borrowings, imposing or changing reserve requirements against member bank deposits, and imposing or changing reserve requirements against certain borrowings by banks and their affiliates. These means are used in varying combinations to influence overall growth and distribution of bank loans, investments and deposits, and their use may affect the interest rate charged on loans or paid on deposits.

17

The Board of Governors’ monetary policies have materially affected the operating results of commercial banks, including this Bank, in the past and are expected to continue to do so in the future. The nature of future monetary policies and the effect of such policies on the business and earnings of the Company and its subsidiary cannot be predicted.

RISK FACTORS RELATING TO THE COMPANY

Impact of Interest Rates and General Economic Conditions. The Company’s profitability, like that of most similar financial institutions, depends largely on the Bank’s net interest income, which is the difference between its interest income on interest-earning assets, such as loans and investments, and its interest expense on interest-bearing liabilities, such as deposits and borrowings. Accordingly, the Company’s results of operations and financial condition are largely dependent on movements in market interest rates and its ability to manage its assets in response to such movements. The difference between the amount of the total interest-bearing assets and interest-bearing liabilities which reprice within a given time period could have a negative effect on the Bank’s net interest income depending on whether such difference was positive or negative and whether interest rates are rising or falling.

Increases in interest rates may reduce demand for loans and, thus, the amount of loan and commitment fees earned by the Bank. In addition, fluctuations in interest rates may also result in disintermediation, which is the flow of funds away from depository institutions into direct investments which pay a higher rate of return, and may affect the value of the Company’s investment securities and other interest earning assets. Because the Bank’s assets consist of some loans with interest rates which change in accordance with changes in prevailing market rates, if interest rates rise sharply, some of the Bank’s borrowers would be required to make higher interest payments on their loans. Therefore, increases in interest rates may cause the Bank to experience an increase in delinquent loans and defaults to the extent that borrowers are unable to meet their increased debt servicing obligations. In addition, the Bank has a substantial portfolio of fixed rate loans that may be prepaid without significant penalty, so that customers might prepay or refinance them in a period of declining interest rates. That would alter the Bank’s asset liability gap position and ultimately reduce the rates earned on those assets, as cash flow from loan repayments would be reinvested at lower rates.

Results of operations for financial institutions, including the Company, may be materially and adversely affected by changes in prevailing economic conditions, including declines in real estate values, rapid changes in interest rates and the monetary and fiscal policies of the federal government. The profitability of the Company depends in part on the spread between the interest rates earned on assets and the interest rates paid on deposits and other interest-bearing liabilities. Although management believes that the maturities of the Company’s assets are moderately balanced in relation to maturities of liabilities (asset/liability management), asset/liability management involves estimates as to how changes in the general level of interest rates will impact the yields earned on assets and the rates paid on liabilities. A decrease in interest rate spreads would have a negative effect on the net interest income and profitability of the Company, and this spread may decrease. Although the Bank’s market area has received substantial benefit from high natural gas prices and the resulting impact that has had on coal bed methane gas development locally, this development may not sustain itself. Substantially all of the loans of the Company are to businesses and individuals in this 3 county area, and any significant decline in the economy of this market area could have an adverse impact on the Company. The positive trends and developments discussed in this Annual Report on Form 10-KSB may not continue and negative trends or developments may have a material adverse effect on the Company. See “Item 6 – Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Growth Risks. The Bank has pursued and intends to continue to pursue an internal growth strategy, the success of which will depend primarily on generating an increasing level of loans and deposits at acceptable risk levels and terms without proportionate increases in noninterest expenses. The Bank has grown by the establishment of new branches, and intends to consider new branching opportunities in the future. See “Item 1. – Growth Strategy.” The Company may not be successful in continuing its internal

18

growth strategy. Also, the level of success of the Company’s growth strategy will depend on maintaining sufficient regulatory capital levels and on continued favorable economic conditions in the Company’s market area.

Competitive Banking Environment. The banking business in the Bank’s market is highly competitive. The Bank competes for loans and deposits with other local, regional and national commercial banks, savings and loan associations, finance companies, money market funds, brokerage houses, credit unions and nonfinancial institutions, any of which have substantially greater financial resources than the Bank. See “Item 1. – Competition.”

Allowance for Loan Losses. The inability of borrowers to repay loans can erode earnings and capital of banks. Like all banks, the Bank maintains an allowance for loan losses to provide for loan defaults and nonperformance. The allowance is based on prior experience with loan losses, as well as an evaluation of the risks in the current portfolio, and is maintained at a level considered adequate by management to absorb anticipated losses. The amount of future losses is affected by changes in economic, operating and other conditions, including changes in interest rates, that may be beyond management’s control, and such losses may exceed current estimates. At December 31, 2004, the Bank had nonperforming loans of $1,630,000, or 1.67% of total loans, and an allowance for loan losses of $1,662,000, 101.96% of nonperforming loans. The Bank’s allowance for loan losses may not be adequate to cover actual losses. Future provisions for loan losses could materially and adversely affect results of operations of the Bank. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowance for loan losses. An increase in the Bank’s provision for loan losses would negatively affect earnings.

Lending Risks—Credit Quality. A central focus of the Bank’s strategy is the continued development and growth of a diversified loan portfolio, with emphasis on residential loans and commercial business lending to small- and medium-sized businesses. Certain risks are inherent in the lending function, including a borrower’s inability to pay, insufficient collateral coverage and changes in interest rates. Repayment risk on commercial loans is significantly affected by changing economic conditions in a particular geographical area, business or industry which could impair future operating performance. Risks associated with general business loans include changes in general economic conditions which may affect the borrower’s ability to repay as well as underlying collateral values. Installment and other consumer loans are also subject to repayment risk.

Dependence on Key Personnel. The Bank depends on the continued services of J. Ed Eisemann, IV, Chairman of the Board and Chief Executive Officer, Ralph A. Gagliardi, President, Virginia Cusimano, Senior Vice President and Branch Manager and Mary Ann Ghella, Senior Vice President and Consumer Loan Officer. The loss of the services of Mr. Eisemann, Mr. Gagliardi, Mrs. Cusimano or Mrs. Ghella or of certain other key personnel, could adversely affect the Company. Any growth or expansion into areas requiring additional expertise will place increased demands upon Company resources. Such demands would require new management personnel and the development of additional expertise by existing management personnel. The failure to acquire such services or to develop such expertise could have a material adverse effect on the Company’s future growth.

Control by Officers and Directors as a Group; Anti-takeover Effect. The Company’s officers and directors own beneficially approximately 65.3% of the outstanding shares of Common Stock. As a result, they alone may elect by simple majority the Board of Directors. This may impede the efforts of a third party to acquire control of the Company or to change the Board of Directors of the Company.

Government Regulation and Recent Legislation. The Company and the Bank are subject to extensive federal and state legislation, regulation and supervision which is intended primarily to protect depositors and the Bank Insurance Fund, rather than investors. Recently enacted, proposed and future legislation and regulations designed to strengthen the banking industry have had and may in the future have a significant impact on the banking industry and on the Company. Although some of the legislative and regulatory

19

changes may benefit the Company and the Bank, others may increase their costs of doing business or otherwise adversely affect the Company and the Bank and create competitive advantages for potential non-bank competitors.

Present or future changes in the laws or regulations applicable to the Company or in their interpretation may adversely and materially affect the Company.

Economic Conditions and Monetary Policies. Conditions beyond the Company’s and Bank’s control may have a significant impact on the Company’s operations and its net interest income from one period to another. Examples of such conditions include:

•	prevailing economic conditions both nationally and in the Bank’s market;

•	the quality and level of credit demands by customers;

•	fiscal and debt management policies of the federal government, including changes in tax laws;

•	the Federal Reserve’s monetary policy, including the percentage of deposits that must be held in the form of non-earning cash reserves;

•	the introduction and growth of new investment instruments and transaction accounts by non-bank financial competitors; and

•	changes in federal rules and regulations governing the payment of interest on deposit accounts.

Potential Liability for Undercapitalized Subsidiary Bank. Under federal law, a bank holding company may be required to guarantee a capital plan filed by an undercapitalized bank or thrift subsidiary with its primary regulator. If the subsidiary defaults under the plan, the holding company may be required to contribute to the capital of the subsidiary bank an amount equal to the lesser of 5% of the bank’s assets at the time it became undercapitalized or the amount necessary to bring the bank into compliance with applicable capital standards. It is, therefore, possible that the Company could be required to contribute capital to the Bank in the event that the Bank becomes undercapitalized.

ITEM 2. PROPERTIES

The Bank owns the five story, 1892 vintage First National Bank main building, located in Trinidad, Colorado and occupies the entire 6,500 square foot, first floor and mezzanine. Approximately 14,000 square feet of the upper floors is rentable to small business and professional tenants. In 1990, an additional 5,000 square feet was obtained through the purchase and remodel of an adjacent, two story building of similar vintage. This building was annexed to the main building and used for expansion of the Bank’s loan department. In 2001, a similar sized building adjacent to the annex was acquired for future expansion. The Bank also owns a 1,000 square foot detached facility and parking lot area one block from the Bank’s main offices, which is used for drive-up and walk-in customer services. This property was acquired in 1979 and remodeled and expanded in 1998.

In 1993, the Bank purchased a 1500 square foot, former savings and loan office located in Walsenburg (Huerfano County), Colorado, from the Resolution Trust Corporation. This office was remodeled and occupied as a branch facility and has served as the Bank’s primary base of operations in Huerfano County. This facility was again remodeled and expanded to 2,500 square feet in 2001.

In 1995, the Bank purchased two small, vacant lots, one in Trinidad and the other in La Veta, Colorado. Free-standing, drive-up ATM buildings were installed on these lots, offering 24-hour ATM services.

In 1998, the Bank leased for three, five-year renewable terms a 500 square foot branch location in a Wal-mart superstore, located in Trinidad, Colorado. The bank has operated a branch in this location since then and has exercised its first renewal in 2003 and has two terms remaining. The current monthly rent on this property is $2,605.

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Also in 1998, the Bank leased a 1000 square foot office space located in a shopping center in Raton, New Mexico, remodeled the facility, and occupied it as a loan production and deposit production office. The lease runs for five years and has been renewed in 2004 for an additional five-year term at a monthly rent of $775. The Bank also leased in 1998 a 30 feet by 40 feet portion of the same shopping center parking lot for construction of a drive up ATM and automated night drop. This lease is for $100 per month and runs for 10 years.

The Company believes its existing bank facilities will be adequate to meet the Company’s and Bank’s needs for the foreseeable future. The Company believes that the facilities are adequately covered by insurance.

ITEM 3. LEGAL PROCEEDINGS

Periodically and in the ordinary course of business, various claims and lawsuits are brought against the Company, such as claims to enforce liens, condemnation proceedings on properties in which the Company holds security interests, claims involving the making and servicing of real property loans and other issues incident to the Company’s business. In the opinion of the Company’s management, the ultimate liability, if any, resulting from any such pending claims or lawsuits will not have a material adverse effect on the financial position or results of operations of the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders during the fourth quarter of fiscal year 2004.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

COMMON STOCK

It is not anticipated that an active market for the Company’s shares will develop and the Company did not repurchase any of its shares in 2004. There were approximately 1,800 shareholders as of the date of this annual report.

DIVIDEND POLICY

The Company’s current policy is to retain its earnings to support the growth of its business. The Board of Directors of the Company has not historically declared cash dividends on its Common Stock, and will not likely do so unless and until the proposed going private merger transaction and Subchapter S election described in Management’s Discussion and Analysis of Financial Condition and Results of Operations and Note 19 to our Consolidated Financial Statements is effective. If and when that occurs, the board of directors of the Company anticipates that the Company will make quarterly distributions to shareholders to enable them to meet their personal tax obligations. There can be no assurance, however, that the Company will have the financial ability to make such distributions or, if it does, that the board of directors will authorize such distributions. The ability of the Company to pay cash dividends largely depends on the amount of cash dividends paid to it by the Bank. Capital distributions, including dividends, by the Bank are subject to restrictions tied to the Bank’s earnings. See “Item 1. – The Bank.”

RECENT SALES OF UNREGISTERED SECURITIES

In December 2004, we issued 1,000 shares of Common Stock, with an aggregate value of $20,000, pursuant to Section 4(2) of the Securities Act of 1933, as amended, to four of our directors in exchange for shares of the Bank held by such directors.

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ITEM 6. MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following commentary provides information about major components of the operations and financial condition, liquidity and capital resources of The Republic Corporation for the periods ended December 31, 2004, 2003 and 2002. This discussion and analysis should be read in conjunction with the accompanying audited financial statements and related notes for the same periods. The Company’s Consolidated Financial Statements show its financial condition and information on a consolidated basis. The Bank is the only operating unit of the Company. The differences between the Company’s financial condition and results of operations and those of the Bank have historically consisted primarily of factors pertaining to holding company expenses and the income tax effect of those expenses.

GENERAL

Our profitability, like that of similar financial institutions, is driven in large part by circumstances in both the local and national economies, which in turn affects the Company’s net interest income and financial stability. Net interest income is the difference between the Company’s interest income on interest-earning assets such as loans and investments, and its interest expense on interest-bearing liabilities such as deposits and borrowings. The Company’s results of operations and financial condition are largely dependent on movements in market interest rates and on the Company’s ability to manage assets and liabilities in response to such movements. Results of operations for the Company, as with other financial institutions, may be materially and adversely affected by changes in prevailing economic conditions, including changes, and the rate of change, in interest rates and the monetary and fiscal policies of the federal government in particular. Management is responsible for structuring both the timing of interest bearing asset repricings and the timing of interest bearing liability repricings so that net interest income is ideally at a sufficient level in the current time frame and adequately protected from significant decline in the future. The often unforeseen magnitude and direction of interest rate change can cause a negative earnings impact on the best conceived asset/liability management structure, and future results in this area are therefore most appropriately described as probabilities. Another factor in the local and national economies, not entirely unrelated to interest rates, is credit risk and management’s ability to appropriately manage this exposure. Deterioration in either the national economy or in the Southern Colorado and Northern New Mexico economies can cause declines in borrower repayment ability and performance and dampen loan demand to an extent that earnings are significantly impacted. The potential for increased loan charge-offs and loan loss provisions in such environments must be taken into account in addition to the possibility of lower net interest income. In the present economic environment, the most significant ongoing event is elevation of the target federal funds rate by the Federal Open Market Committee (FOMC) of the Federal Reserve. This rate drives many short term market interest rates and has been increased by the FOMC in successive, 25 basis point moves at each FOMC meeting, held at approximate 6-week intervals, beginning in June of 2004. The increases totaled 1.25% at year-end, 2004 and management expects this to continue at least until mid-2005 and possibly until the end of 2005. Thusfar, these increases have not significantly influenced long term interest rates such as residential mortgage rates but there is no assurance that further movement in this direction will not eventually precipitate higher mortgage rates. Another potential economic event that could materially affect the Company’s results would be any significant decrease in employment levels in Trinidad, Colorado, Walsenburg, Colorado, Raton, New Mexico and the surrounding communities. Either of these events, which may occur in isolation or in concert with one another, could cause a negative effect on net interest income or increase our credit losses above current levels. There can be no assurance going forward that these results will not occur. Lastly, the effective management of technology is a growing factor in the banking industry and plays a role in defining our results as a financial institution. Our results are materially tied to such factors as technology cost, effective delivery of banking services through the use of technology, and the management of risks incidental to the use of technology, including operational risk, reputation risk and information security risk. Specifically, these risks include the potential loss, delay or unauthorized access

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to or alteration of customer transaction data housed or conveyed via electronic means and the possible negative, public reaction to such events in our markets.

PROPOSED MERGER TRANSACTION

On December 2, 2004, the Company entered into an Agreement and Plan of Merger with Republic Merger Corp., under which one Company would survive in what is commonly referred to as a “going private” transaction. The proposed merger would reduce the number of shareholders of record to fewer than 100, allowing us to qualify to elect to be taxed as a Subchapter S corporation for federal income tax purposes and to terminate registration of our Common Stock under the Securities and Exchange Act of 1934, thereby avoiding the significant costs and personnel time commitment required with being a public company. We expect to submit the merger agreement to the Company’s shareholders for approval in 2005, and if approved, the merger would become effective in 2005.

NET INTEREST INCOME

Net interest income fell significantly in 2004 to $6,737,730 from the 2003 and 2002 levels of $7,243,118 and $7,247,719, respectively. This was mirrored in the decline in net interest spread, the difference between the average tax equivalent yield on interest-earning assets and the average cost of interest-bearing liabilities, from pre-existing levels of 3.78% and 3.72% in 2003 and 2002, respectively, to 3.49% in 2004. Margin refers to tax equivalent net interest income divided by average interest-earning assets and this measure also reflected a current period decline to 3.78% from 2003 and 2002 levels of 4.26% and 4.17%, respectively.

Average Balances, Interest and Average Yields

The following table sets forth for the periods indicated information with regard to average balances of assets and liabilities, as well as the total dollar amounts of interest income from interest-earning assets and interest expense on interest-bearing liabilities, resultant yields or costs, net interest income, net interest spread, net interest margin and the ratio of average interest-earning assets to average interest-bearing liabilities. Net interest income is computed on a full tax equivalent basis (FTE) to reflect the effect of tax exempt income earned on municipal obligations in the investment securities portfolio. Full tax equivalent interest income on tax exempt securities is the amount of income that would have to be earned on taxable securities to yield the same after tax return. A 37% tax rate was used.

The market interest rate declines occurring over the past three years are mirrored in the declining average asset yields depicted in the following table. The declines also reveal themselves in the average liability costs, however, the rate of decline varies over time and this explains the somewhat similar net interest income in 2002 and 2003 and the significantly lower net interest income in 2004.

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Years Ended December 31,

		2004			2003			2002
		Interest	Average		Interest	Average		Interest	Average
	Average	Earned or	yield or	Average	Earned or	yield or	Average	Earned or	yield or
	Balance (1)	paid	cost	Balance (1)	paid	cost	Balance (1)	paid	cost
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
ASSETS
Loans:
Total loans	$102,407	$7,608	7.43%	$108,127	$8,449	7.81%	$110,688	$9,237	8.35%
Allowance for loan loss	(1,713)	—	—	(1,718)	—	—	(1,751)	—	—

Securities:
Taxable	25,900	622	2.40%	21,689	731	3.37%	26,292	1,168	4.44%
Tax exempt on FTE basis	2,295	185	8.06%	2,295	186	8.09%	2,295	189	8.24%
Total securities	28,195	807	2.86%	23,984	917	3.82%	28,587	1,357	4.75%

Federal funds sold	48,688	659	1.35%	39,186	425	1.08%	36,194	590	1.63%
Total interest-earning assets	179,290	9,074	5.06%	171,297	9,791	5.72%	175,469	11,184	6.37%

Noninterest-earning assets:

Cash and due from banks	5,387	—	—	5,405	—	—	5,649	—	—
Other assets	5,788	—	—	5,116	—	—	5,862	—	—
Total noninterest-earning assets	11,175	—	—	10,521	—	—	11,511	—	—
Total assets	188,752	—	—	180,100	—	—	185,229	—	—

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Interest-bearing demand and money market deposits	50,493	285	.56%	38,398	405	1.05%	53,229	785	1.47%
Savings deposits — Other	10,052	75	.075%	9,726	85	0.87%	9,590	134	1.40%
Time deposits	84,909	1,932	2.28%	80,130	1,998	2.49%	82,733	2,946	3.56%
Total interest-bearing liabilities	145,454	2,292	1.58%	128,254	2,488	1.94%	145,552	3,865	2.66%

Noninterest-bearing demand accounts	22,682			32,338			21,622
Total deposits	168,136			160,592			167,174

Other noninterest-bearing liabilities	1,886			2,128			1,467
Total liabilities	170,022			162,720			168,641

Stockholders equity	18,730			17,380			16,588

Total liabilities and stockholders equity	188,752			180,100			185,229

Net interest income		6,782			7,303			7,319
Net interest spread (full tax equivalent basis)			3.49%			3.78%			3.72%
Net interest margin (full tax equivalent basis)			3.78%			4.26%			4.17%

Ratio of average interest-earning assets to average total deposits and interest-bearing liabilities			123.26%			133.56%			120.55%

Return on average assets			0.48%			0.69%			0.69%
Return on average equity			4.81%			7.19%			7.73%
Dividend payout ratio			0.00%			0.00%			0.00%
Ratio of average equity to average assets			9.92%			9.65%			8.96%

(1)	Average balances are based on daily averages and include nonaccrual loans. Loan fees are included in interest income.

The following table illustrates the changes in the Company’s net interest income due to changes in volume and changes in interest rates on a full tax equivalent basis. Volume refers to the average dollar level of interest-earning assets and interest-bearing liabilities. Changes attributable to the combined effect of volume and interest rate have been allocated proportionately to the change due to volume and the change due to interest rate.

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ANALYSIS OF CHANGES IN COMPONENTS OF NET INTEREST INCOME

	Year Ended December 31, 2004			Year Ended December 31, 2003
	vs.			vs.
	Year Ended December 31, 2003			Year Ended December 31, 2002
	Increase (Decrease)			Increase (Decrease)
	in Net Interest Income			in Net Interest Income
	Due to Changes in: (1)			Due to Changes in: (1)
(Dollars in Thousands)	Volume	Rate	Total	Volume	Rate	Total
Interest-Earning Assets
Loans	$(447)	$(394)	$(841)	$(214)	$(574)	$(788)
Investment securities	161	(270)	(109)	(218)	(222)	(440)
Federal funds sold	103	131	234	49	(214)	(165)
Total interest-earning assets	(183)	(533)	(716)	(383)	(1,010)	(1,393)

Interest-Bearing Liabilities

Deposits:
Demand and money market deposits	128	(248)	(120)	(219)	(161)	(380)
Savings deposits	3	(13)	(10)	2	(51)	(49)
Time deposits	119	(185)	(66)	(93)	(855)	(948)
Total interest-bearing liabilities	250	(446)	(196)	(310)	(1,067)	(1,377)
Total increase in net interest income	$(433)	$(87)	$(520)	$(73)	$57	$(16)

(1)	This table is calculated on a full tax-equivalent basis.

MARKET RISK MANAGEMENT

Market risk arises from changes in interest rates. The Bank has risk management policies to monitor and limit exposure to market risk as discussed below. See “Asset/Liability Management.” Disclosures about the fair value of financial instruments, which reflect changes in market prices and rates, can be found in Note 14 of the Notes to Consolidated Financial Statements.

ASSET/LIABILITY MANAGEMENT

The Company’s results of operations depend substantially on its net interest income. Like most financial institutions, the Company’s interest income and cost of funds are affected by general economic conditions and by competition in the marketplace.

The function of asset/liability management is to manage the risk/return relationship between capital adequacy, market risk, liquidity and interest rate risk. To manage these needs of the Bank with regard to proper management of its asset/liability program, the Company’s management has projected the Bank’s needs into the future, taking into consideration cyclical and non-cyclical, historical trends regarding loan demand, deposit flows and interest rate change. The Bank’s Asset and Liability Committee is responsible for establishing procedures that enable the Bank to achieve its goals while adhering to prudent banking practices and existing loan and investment policies.

The excess of the Bank’s interest-earning assets over its existing and anticipated loan balances has generally been placed in federal funds sold and invested in securities when suitable lending opportunities have not been sufficient to use such excess funds. The primary objectives in the overall management of these funds are safety, liquidity, interest-rate risk, pledging for public deposits and yield.

All of the securities held by the Company are designated as held to maturity. While this practice typically serves to impair the Company’s liquidity flexibility in managing these assets, approximately 90% of the book value of these securities as of December 31, 2004 matures within two years.

In the ordinary course of business, we are exposed to the risk of loss from changes in interest rates. The majority of this risk has to do with timing differences related to the repricing of assets and liabilities. Under the auspices of the Bank’s Asset and Liability Committee, we analyze and compare these repricing differences and basis point spreads so as to effectively monitor and adjust the inevitable earnings impact of rate changes. The objective, over time, is to minimize this earnings impact in all interest rate

25

environments and not to attempt to anticipate or time the market. The primary tools to accomplish this are absolute pricing level decisions on both sides of the balance sheet, so as to address the imbedded “basis risk”, as well as overt adjustment to the timing of repricing events, so as to address “term risk”, as a matter of policy. The modeling used internally consists of 100 basis point and 400 basis point earnings impact estimates. In our modeling, we attempt to anticipate the effect on net interest income with a 100 and 400 basis point shift up or down in interest rates. The instruments that we typically adjust in the modeling process are loans, securities held to maturity, federal funds sold and deposit liabilities. This model is periodically altered to reflect both management’s ability and intention to make these adjustments and therefore represents an effort to combine mathematical prediction with behavioral probability. Although we believe that we have sufficient tools in place to mitigate the adverse earnings impact caused by interest rate changes, the effect of these changes in any given period may be to negatively impact reported income and interest earned on loans and securities held by the Company. We do not currently invest in derivative financial instruments such as futures, swaps, options, and other financial instruments with similar characteristics, and there is currently negligible direct risk of adverse impacts resulting from changes in foreign currency exchange rates, commodity prices or prices of equity securities.

The following table sets forth the estimated maturity or repricing and the resulting interest rate gap, of the Bank’s interest-earning assets and interest-bearing liabilities at December 31, 2004. The amounts in the table are derived from internal data from the Bank and could be significantly affected by external factors such as changes in prepayment assumptions, early withdrawals of deposits and competition.

INTEREST RATE SENSITIVITY
ESTIMATED MATURITY OR REPRICING
December 31, 2004

	Less Than	Three	One Year
	Three	Months to	to Five	Over Five
(Dollars in thousands)	Months	One Year	Years	Years	Total
Interest-earning assets:
Loans	$9,634	$16,393	$15,000	$55,674	$96,701
Taxable securities	—	14,113	13,944	—	28,057
Tax exempt securities (Municipal Bonds)	—	—	77	2,217	2,294
Federal funds sold	51,550	—	—	—	51,550

Total interest-earning assets	$61,184	$30,506	$29,021	$57,891	$178,602

Interest-bearing liabilities:
Time certificates of deposit	$29,269	$43,785	$12,258	$—	$85,312
Interest-bearing demand deposits	32,814	—	—	—	32,814
Money market deposits	14,611	—	—	—	14,611
Savings deposits	11,029	—	—	—	11,029

Total interest-bearing liabilities	$87,723	$43,785	$12,258	$0	$143,766

Interest rate gap	($26,539)	($13,279)	$16,763	$57,891

Cumulative interest rate gap	(26,539)	(39,818)	(23,055)	34,836	34,836

26

The following table presents at the date indicated (i) the aggregate loans by maturity in each major category of the Company’s loan portfolio and (ii) the aggregate amounts of variable and fixed rate loans that mature after one year. Actual maturities may differ from the contractual maturities shown below as a result of renewals and prepayments.

ESTIMATED LOAN REPRICING
December 31, 2004

	Less Than	One Year to	Over Five
(Dollars in thousands)	One Year	Five Years	Years	Total

Real estate construction	$110	$1,070	$5,994	$7,174
Commercial and industrial	802	2,179	1,564	4,545
Agriculture	532	460	212	1,204

Total	$1,444	$3,709	$7,770	$12,923

Fixed rate loans		$2,097	$4,417
Floating rate loans		1,612	3,353

Total		$3,709	$7,770

RESULTS OF OPERATIONS

Years ended December 31, 2004 and 2003

Overview. Net income declined $347,281 in 2004 to $901,479 from $1,248,760 in 2003. This represents a decline of approximately 27.8% and is primarily attributable to a $505,388 decline in net interest income, a $49,830 decline in noninterest income, and a $114,411 increase in noninterest expense, partially offset by a $123,100 decline in the provision for loan losses and a $189,733 reduction in the income tax provision.

Interest Income. Interest income decreased $700,678 to $9,030,187 in 2004 from $9,730,865 in 2003, representing a decline of approximately 7.2%. Interest and fee income on loans declined $841,403 and interest income on taxable securities fell $93,173, offset partially by a $233,898 increase in interest on federal funds sold. The decline in loan interest and fees was a result of the $5,720,000 decline in average loan balances outstanding and the decline in average loan yield from 7.81% to 7.43%. The decline with respect to taxable securities interest income was a result of the decline in average yield from 3.37% to 2.40%, partially offset by the $4,211,000 increase in average, taxable securities holdings. The increase in federal funds sold interest was due to a $9,502,000 increase in average holdings and an increase in average yield from 1.08% to 1.35%. Contractual repricings, increased competition for commercial loans, and continued market rate-driven, residential mortgage refinancing activity caused the volume and rate driven decline in loan interest and fee income. The effect of lower-yielding replacements for matured securities in 2004 caused the precipitous decline in average yield, a result which overwhelmed the opposite effect of increased revenue due to an increase in average holdings. The deployment of funds received from loan payoffs and deposit growth into federal funds sold caused significant, volume-driven growth in revenue which was amplified by the effect of successive increases in the target rate on federal funds sold, commencing mid-year.

Interest Expense. Interest expense decreased $195,290 to $2,292,457 in 2004 from $2,487,747 in 2003, representing a decline of approximately 7.9%. Deposit rate declines, which occurred in the first half and were partially reversed in the second half of 2004, outsized the effect of growth in average interest bearing deposits of $17,200,000.

27

Net Interest Income. Net interest income decreased $505,388 to $6,737,730 for 2004 from $7,243,118 in 2003, a decline of approximately 7.0%. This collapse in net interest income was far more severe than the .6% decline that was experienced in 2003, largely due to the more significant decline in loan volume, coupled with a much more modest reduction in deposit costs. The latter was primarily an end result of management’s reluctance to drive deposit offering rates closer to the zero point in a local market populated to a great extent by traditional savers and a national market driven to 45-year lows in interest rates.

Noninterest Income. Noninterest income decreased $49,830 to $925,242 for 2004 from $975,072 for 2003. This was a result of reduced transaction volume which caused a $83,799 reduction in deposit and miscellaneous fee income, offset in part by growth in various other income categories aggregating $33,969.

Noninterest Expense. Noninterest expense increased $114,411 to $6,121,295 for 2004 from $6,006,884 for 2003. The components of this increase include a $69,881 increase in salaries and employee benefits, a $69,934 increase in professional fees and increases in various other expense categories aggregating $76,085. These increases were partially offset by a $29,251 decline in data processing expense, a $25,441 decline in occupancy expense, a $17,512 decline in depreciation expense, a $13,442 decline in marketing expense, a $10,481 decline in equipment expense, a $4,733 decline in printing and office supplies expense, and a $629 decline in deposit insurance premiums.

Years ended December 31, 2003 and 2002

Overview. Net income declined $34,413 in 2003 to $1,248,760 from $1,283,173 in 2002. This represents a decline of approximately 2.7% and is primarily attributable to a $214,341 increase in noninterest expense, partially offset by a $83,804 decline in the provision for loan losses, a $69,213 increase in noninterest income and a reduction in income tax provision of $30,631.

Interest Income. Interest income decreased $1,381,472 to $9,730,865 in 2003 from $11,112,337 in 2002, representing a decline of approximately 12.4%. Interest and fee income on loans declined $787,249, interest income on securities fell $428,264 and interest income on federal funds sold fell $165,959. The decline with respect to loan interest and fees was due to a $2,561,000 decline in average loan balances and a decline in average loan yield to 7.81% from 8.35%. The decline with respect to securities interest was due to a $4,603,000 decline in average holdings and a decline in average securities yield to 3.82% from 4.75%. The decline with respect to federal funds sold interest was due to a decline in average federal funds sold yield to 1.08% from 1.63%, in spite of an increase in average balance of $2,992,000. Contractual repricings, increased commercial loan competition, a brisk level of residential refinancing and declining market interest rates caused the volume and rate driven decline in loan interest and fee income. Declining investment in securities holdings and lower yielding replacements for matured securities caused the volume and rate driven decline in securities income. Further easing of monetary policy caused the rate driven decline in federal funds sold interest income.

Interest Expense. Interest expense decreased $1,376,871 to $2,487,747 for 2003 from $3,864,618 in 2002, representing a decline of approximately 35.6%. All of this interest expense was tied to interest bearing deposits and the decline was due to a $17,298,000 lower average level of deposits of this type and a decline from 2.66% to 1.94% in the average cost of these funds.

Net Interest Income. Net interest income decreased $4,601 to $7,243,118 for 2003 from $7,247,719 in 2002, a decline of .06%. While these results are close to being identical, it is noteworthy to consider the magnitude and cause of decline in both interest income and expense. Of the $1,381,472 decline in the total interest income, approximately 73% was caused by the collapse in market interest rates, the remainder being attributable to declining volume. Of the $1,376,871 decline in total interest expense, approximately 77% was caused by the collapse in rates, the remainder by declining balances. The

28

magnitude of these rate-driven phenomena is unprecedented and is a clear byproduct of the policy of extreme monetary ease practiced by the Federal Reserve for the past three years.

Noninterest Income. Noninterest income increased $69,213 to $975,072 for 2003 from $905,859 for 2002. This was a result of growth in deposit and miscellaneous fee income of $137,831, offset in part by a decline in various other income categories aggregating $68,618.

Noninterest Expense. Noninterest expense increased $214,341 to $6,006,884 for 2003 from $5,792,543 for 2002. The components of this increase include a $72,377 increase in salaries and employee benefits, a $68,144 increase in data processing costs, a $39,669 increase in professional fees, a $25,463 increase in equipment expense, a $15,593 increase in marketing expense, a $6,051 increase in net occupancy expense, and increases in various other expense categories aggregating $47,084. These increases were partially offset by a $26,707 decline in depreciation expense, a $23,052 decline in printing and office supplies and a $10,281 decline in FDIC insurance.

PROVISION FOR LOAN LOSSES

The Company’s provisions for loan losses in the years ended December 31, 2004, 2003 and 2002 were $150,930, $274,030 and $357,834, respectively, following net charge-offs of approximately $189,000, $274,000 and $270,000 in the same years. These provisions have resulted in an ending allowance of $1,662,000 in 2004, compared to $1,700,000 at the end of 2003 and 2002.

INCOME TAXES

The Company’s income tax expense for the years ended December 31, 2004, 2003 and 2002 was $457,532, $647,265 and $677,896, respectively.

LIQUIDITY AND SOURCES OF FUNDS

The primary liquidity source for the Bank continues to be traditional core deposits. Total deposits for December 31, 2004, 2003 and 2002 were $168,779,937, $162,103,396 and $163,775,114, respectively. The core component of these totals represented 75.01%, 75.87% and 76.65% of the year-end assets of the Bank. While management is of the opinion that this represents the most stable source of funding for a community bank, growth of deposits, most particularly core growth, can be difficult in some environments, and indeed has been during the reporting periods due to the decline in interest rates to historically low levels, coupled with the effects of a flat economy in the Bank’s geographic markets. Other sources of funding that, as yet, remain untapped include an unsecured federal funds purchase line of $9,130,000 established at Banker’s Bank of the West in Denver, Colorado. Also, the Bank has joined the Federal Home Loan Bank of Topeka and currently has the ability to obtain secured advances of approximately $56,210,000. These borrowing sources serve as backup funding should traditional deposits prove to be inadequate to support the Bank’s liquidity needs and both are subject to periodic testing to confirm availability. The Company intends to fund the proposed merger described in Note 19 to our Consolidated Financial Statements through the issuance of up to $8 million in trust preferred securities.

While all funding must initially emanate from the liability side of the Bank’s balance sheet, near term liquidity needs are usually addressed either through asset reduction or asset reallocation. Due to the nature of its balance sheet and funding strategy, the Bank typically responds to loan growth or deposit withdrawal activity by liquidating an appropriate portion of its holdings of federal funds sold. At December 31, 2004, 2003, and 2002, the Bank held $51,550,000, $38,225,000 and $40,750,000, respectively, in federal funds sold. An additional funding source from the asset side of the balance sheet can be from loan repayments. At December 31, 2004, 2003 and 2002, net loans were $96,141,512, $104,167,354 and $107,659,820, respectively. This decline in total loans resulted in the creation of deployable, liquid assets of approximately $8,026,000 and $3,492,000 in 2004 and 2003, respectively.

29

Funds from loan reductions such as these are not as dependable as money market assets but can be used to meet liquidity needs when available. Maturities of investment securities represent the last significant asset source. The net change in par value of investment securities held to maturity during 2004 and 2003 was an increase of $4,000,000 in each year, compared to a decrease of $10,000,000 in 2002. Due to the ongoing necessity to pledge a substantial portion of these securities holdings to the Colorado Division of Banking in order to collateralize the uninsured portion of public deposits held, the use of maturing instruments of this type for any material purpose other than to respond to requests for withdrawal of public deposits is minimal.

CAPITAL RESOURCES

Total stockholder’s equity in the Company increased to $19,434,158 at December 31, 2004 from $18,025,571 at December 31, 2003. This increase was due to a $901,479 increase in retained earnings relating to 2004 net income and also includes $507,108 of additional paid in capital due to the exchange of Bank stock for Company stock in preparation for the requirements of Subchapter S of the Internal Revenue Code of 1986. At December 31, 2004, stockholder’s equity was 10.28% of total assets, compared to 9.92% of total assets at December 31, 2003. Management presently intends to retain future earnings, if any, to support growth. Accordingly, the Company does not intend to pay cash dividends on its Common Stock unless and until the Subchapter S election described in Note 19 to our Consolidated Financial Statements is effective. Once that occurs, the board of directors of the Company anticipates that the Company will make quarterly distributions to shareholders to enable them to meet their personal tax obligations, however, there is no assurance that the Company will have the financial ability to make such distributions or, if it does, that the board of directors will authorize such distributions.

Federal Reserve Board, Office of the Comptroller of the Currency and FDIC guidelines call for a 4% Tier I capital to risk-weighted assets ratio, an 8% total capital to risk-weighted assets ratio and a 4% Tier I leverage ratio in order for these indices to be considered adequate. They must be 6%, 10% and 5%, respectively, in order for the Company or Bank to be considered well capitalized. The actual ratios for the Company were 20.86%, 22.12% and 9.85%, respectively, on December 31, 2004 and 19.54%, 20.79% and 9.95%, respectively, on December 31, 2003. The capital ratios for the Bank only were 20.81%, 22.06% and 9.80%, respectively, on December 31, 2004 and 19.39%, 20.64% and 9.85%, respectively, on December 31, 2003. The following table sets forth the Company’s and the Bank’s capital and capital ratios at December 31, 2004:

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REGULATORY CAPITAL

(Dollars in thousands)	December 31, 2004
Company
Tier I Capital	$18,998
Total Capital	20,143
Risk-Weighted Assets	91,056
Average Assets	192,870
Tier I Capital to Risk-Weighted Assets	20.86%
Total Capital to Risk-Weighted Assets	22.12%
Leverage Ratio	9.85%

Bank
Tier I Capital	$18,932
Total Capital	20,075
Risk-Weighted Assets	90,995
Average Assets	193,205
Tier I Capital to Risk-Weighted Assets	20.81%
Total Capital to Risk-Weighted Assets	22.06%
Leverage Ratio	9.80%

Bank management is anticipating 2005 capital expenditures of approximately $200,000 in connection with routine equipment replacements and facilities upgrades. The Bank intends to use a portion of its anticipated 2005 income to finance these expenditures.

Management expects that the current capital levels, together with internally generated funds, will be sufficient to support the Company’s operations for the foreseeable future.

EFFECTS OF INFLATION AND CHANGING PRICES

The primary impact of inflation on the Company’s operations is increased operating costs. Unlike most industrial companies, virtually all of the assets and liabilities of a financial institution are monetary in nature. As a result, interest rates generally have a more significant impact on a financial institution’s performance than the effects of general levels of inflation. Although interest rates do not necessarily move in the same direction or to the same extent as the prices of goods and services, increases in inflation generally have resulted in increased interest rates. The effects of inflation, however, can magnify the growth of assets in the banking industry. If inflation were significant, then this would require that equity capital increase at a faster rate than would otherwise be necessary.

OFF-BALANCE SHEET ARRANGEMENTS

At December 31, 2004, the Company did not have any off-balance sheet arrangements with entities unconsolidated with the Company.

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ITEM 7. FINANCIAL STATEMENTS

The Republic Corporation

December 31, 2004, 2003 and 2002

32

Report of Independent Registered Public Accounting Firm

Audit Committee
Board of Directors and Stockholders
The Republic Corporation
Houston, Texas

We have audited the accompanying consolidated balance sheets of The Republic Corporation as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of The Republic Corporation for the year ended December 31, 2002, were audited by other accountants whose report dated May 30, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2004 and 2003 consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Republic Corporation as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

\s\ BKD, LLP

Colorado Springs, Colorado
January 14, 2005

33

The Republic Corporation

Consolidated Balance sheets
December 31, 2004 and 2003

	2004	2003

Assets

Cash and due from banks	$5,348,112	$6,447,762
Federal funds sold	51,550,000	38,225,000

Cash and cash equivalents	56,898,112	44,672,762

Held-to-maturity securities	30,350,949	26,659,336

Loans	97,803,567	105,867,354
Less allowance for loan losses	(1,662,055)	(1,700,000)

Net loans	96,141,512	104,167,354

Premises and equipment (net of accumulated depreciation)	2,850,714	2,870,061
Federal Reserve Bank and Federal Home Loan Bank, Topeka Stock	705,900	662,800
Foreclosed assets held for sale, net	349,495	644,353
Interest receivable – loans	485,859	570,330
Deferred income taxes	427,870	459,847
Goodwill	436,079	436,079
Other assets	402,305	248,595

Total assets	$189,048,795	$181,391,517

Liabilities and Stockholders’ Equity

Liabilities
Demand deposits	$25,013,934	$22,940,048
Savings, NOW and money market deposits	58,454,096	57,300,756
Time deposits	85,311,907	81,862,592

Total deposits	168,779,937	162,103,396

Interest payable and other liabilities	834,700	724,177

Total liabilities	169,614,637	162,827,573

Minority Interest in Consolidated Subsidiary	—	538,373

Stockholders’ Equity
Common stock, $1.00 par value; authorized 750,000 shares; 356,844 shares issued December 31, 2004 and 2003	356,844	356,844
Additional paid-in capital	742,039	234,931
Retained earnings	18,426,578	17,525,099
Treasury stock, at cost; 23,119 shares at December 31, 2004 and 2003	(91,303)	(91,303)

Total stockholders’ equity	19,434,158	18,025,571

Total liabilities and stockholders’ equity	$189,048,795	$181,391,517

See Notes to Consolidated Financial Statements

34

The Republic Corporation

Consolidated Statements of Income
Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002

Interest and Dividend Income
Loans, including fees	$7,608,051	$8,449,454	$9,236,703
Securities
U.S. Government agencies	646,788	739,961	1,168,225
State and political subdivisions	116,843	116,843	116,843
Federal funds sold	658,505	424,607	590,566

Total interest and dividend income	9,030,187	9,730,865	11,112,337

Interest Expense
Deposits	2,292,457	2,487,747	3,864,618

Net Interest Income	6,737,730	7,243,118	7,247,719

Provision for Loan Losses	150,930	274,030	357,834

Net Interest Income After Provision for Loan Losses	6,586,800	6,969,088	6,889,885

Noninterest Income
Service charges on deposit accounts	221,443	242,401	228,463
Other service charges and fees	551,222	614,063	490,170
Other	152,577	118,608	187,226

Total noninterest income	925,242	975,072	905,859

Noninterest Expense
Salaries and employee benefits	2,915,719	2,845,838	2,773,461
Net occupancy expense	340,588	366,029	359,978
Equipment expense	150,122	160,603	135,140
Data processing fees	603,399	632,650	564,506
Professional fees	269,483	199,549	159,880
Marketing expense	226,709	240,151	224,558
Printing and office supplies	151,017	155,750	178,802
Deposit insurance premium	24,078	24,707	34,988
Depreciation	314,767	332,279	358,986
Other	1,125,413	1,049,328	1,002,244

Total noninterest expense	6,121,295	6,006,884	5,792,543

Income Before Income Taxes	1,390,747	1,937,276	2,003,201

Provision for Income Taxes	457,532	647,265	677,896

Income Before Minority Interest	933,215	1,290,011	1,325,305

Minority Interest in Net Income of Subsidiary	(31,736)	(41,251)	(42,132)

Net Income	$901,479	$1,248,760	$1,283,173

Basic Earnings per Share	$2.70	$3.74	$3.85

See Notes to Consolidated Financial Statements

35

The Republic Corporation

Consolidated Statements of Stockholders’ Equity
Years Ended December 31, 2004, 2003 and 2002

		Additional
	Common	Paid-in	Treasury	Retained
	Stock	Capital	Stock	Earnings	Total

Balance, December 31, 2001	$356,844	$234,931	$(91,303)	$14,993,166	$15,493,638

Net income	—	—	—	1,283,173	1,283,173

Balance, December 31, 2002	356,844	234,931	(91,303)	16,276,339	16,776,811

Net income	—	—	—	1,248,760	1,248,760

Balance, December 31, 2003	$356,844	$234,931	$(91,303)	$17,525,099	$18,025,571

Redeemable stock issued in exchange for minority interest in Bank (See Note 9)	—	507,108	—	—	507,108

Net income	—	—	—	901,479	901,479

Balance, December 31, 2004	$356,844	$742,039	$(91,303)	$18,426,578	$19,434,158

See Notes to Consolidated Financial Statements

36

The Republic Corporation

Consolidated Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002

Operating Activities
Net income	$901,479	$1,248,760	$1,283,173
Items not requiring (providing) cash
Depreciation	314,767	332,279	358,986
Provision for loan losses	150,930	274,030	357,834
Amortization (accretion) of premiums and discounts on securities	239,997	(189,215)	168,994
Stock dividend	(24,100)	(5,500)	—
Loss on reappraised assets	46,875	—	—
Other real estate gains, net	4,100	(12,405)	(2,963)
Deferred income taxes	31,977	28,571	(14,448)
Loss on sale of subsidiary stock	—	—	32,153
Changes in
Interest receivable – loans	84,471	53,717	191,864
Other assets	(153,710)	76,262	78,788
Interest payable and other liabilities	79,258	(129,048)	(124,621)

Net cash provided by operating activities	1,676,044	1,677,451	2,329,760

Investing Activities
Purchase of held-to-maturity securities	(13,931,610)	(14,000,000)	—
Proceeds from maturities of held-to-maturity securities	10,000,000	10,000,000	10,000,000
Proceeds from sale of subsidiary stock	—	—	5,000
Net change in loans	7,568,728	2,667,647	3,532,333
Purchase of Federal Home Loan Bank, Topeka Stock	(19,000)	(633,300)	—
Purchase of premises and equipment	(295,420)	(168,758)	(217,281)
Proceeds from the sale of foreclosed assets	550,067	269,818	34,691

Net cash provided by (used in) investing activities	3,872,765	(1,864,593)	13,354,743

Financing Activities
Net increase (decrease) in demand deposits, NOW and savings accounts	3,227,226	(1,236,712)	1,330,291
Net increase (decrease) in certificates of deposit	3,449,315	(435,006)	800,956

Net cash provided by (used in) financing activities	6,676,541	(1,671,718)	2,131,247

Increase (Decrease) in Cash and Cash Equivalents	12,225,350	(1,858,860)	17,815,750

Cash and Cash Equivalents, Beginning of Year	44,672,762	46,531,622	28,715,872

Cash and Cash Equivalents, End of Year	$56,898,112	$44,672,762	$46,531,622

Supplemental Cash Flows Information
Interest paid	$2,239,316	$2,654,142	$4,032,580
Income taxes paid	$404,914	$632,079	$720,503
Real estate and repossessions acquired in settlement of loans	$332,184	$620,547	$257,398
Sale and financing of foreclosed assets	$26,000	$69,758	$129,425

See Notes to Consolidated Financial Statements

37

The Republic Corporation

Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Note 1: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

The Republic Corporation (the Company) is a bank holding company for The First National Bank in Trinidad (the Bank) with 100% and 97% ownership as of December 31, 2004 and 2003, respectively. The Bank is primarily engaged in providing a full range of banking services to individual and corporate customers in Southeastern Colorado and Northeastern New Mexico. The Bank is subject to competition from other financial institutions. The Bank also is subject to the regulation of certain federal and state agencies and undergoes periodic examinations by those regulatory authorities.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and the Bank. All significant intercompany accounts and transactions have been eliminated in consolidation.

Operating Segment

The Company provides community banking services through its subsidiary bank, including such products and services as loans, time deposits, checking and savings accounts. These activities are reported as one operating segment.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowance for loan losses and the valuation of foreclosed assets held for sale, management obtains independent appraisals for significant properties.

Management believes that the allowances for loan losses and the valuation of foreclosed assets held for sale are adequate. While management uses available information to recognize losses on loans and foreclosed assets held for sale, changes in economic conditions may necessitate revision of these estimates in future years. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowances for loan losses and valuation of foreclosed assets held for sale. Such agencies may require the Bank to recognize additional losses based on their judgements of information available to them at the time of their examination.

38

The Republic Corporation

Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Cash Equivalents

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents. At December 31, 2004 and 2003, cash equivalents consisted of cash due from banks and federal funds sold.

Securities

Held-to-maturity securities, which include any security for which the Company has the positive intent and ability to hold until maturity, are carried at historical cost adjusted for amortization of premiums and accretion of discounts.

Amortization of premiums and accretion of discounts are recorded as interest income from securities. Realized gains and losses are recorded as net security gains (losses). Gains and losses on sales of securities are determined on the specific-identification method.

Federal Reserve and Federal Home Loan Bank Stock

The Company, as a member of the Federal Home Loan Bank (FHLB) and the Federal Reserve Bank (FRB) systems, is required to maintain an investment in capital stock of both the FHLB and FRB. The required investment in the common stock is based on a predetermined formula. No ready market exists for the FHLB stock, and it has no quoted market value. Such stock is recorded at cost and reported together in the accompanying consolidated balance sheets.

Loans

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-offs are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses and any deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans. Interest income is reported on the interest method. Net deferred loan fees and costs are immaterial and are recognized as income upon receipt. Generally, loans are placed on non-accrual status at sixty-days past due and interest is considered a loss, unless the loan is well-secured and in the process of collection.

Allowance for Loan Losses

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to income. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. The allowance is management’s best estimate of probable losses which have been incurred as of the balance sheet date based on management’s evaluation of risk in the portfolio, local economic conditions and historical loss experience.

39

The Republic Corporation

Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price or the fair value of the collateral if the loan is collateral dependent.

Premises and Equipment

Depreciable assets are stated at cost less accumulated depreciation. Depreciation is charged to expense using the straight-line, declining balance and other accelerated methods over the estimated useful lives of the assets.

Foreclosed Assets Held for Sale

Assets acquired through, or in lieu of, loan foreclosure are held for sale and are initially recorded at fair value at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses from operations are included in net income or expense from foreclosed assets.

Goodwill

Goodwill is tested annually for impairment. If the implied fair value of goodwill is lower than its carrying amount, a goodwill impairment is indicated and goodwill is written down to its implied fair value. Subsequent increases in goodwill value are not recognized in the financial statements.

40

The Republic Corporation

Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Income Taxes

Deferred tax liabilities and assets are recognized for the tax effect of differences between the financial statement and tax bases of assets and liabilities. A valuation allowance is established to reduce deferred tax assets if it is more likely than not that a deferred tax asset will not be realized. The Company files consolidated income tax returns with its subsidiary.

Treasury Stock

Treasury stock is stated at cost. Cost is determined by the first-in, first-out method.

Earnings Per Share

Basic earnings per share is computed based on the weighted average number of shares outstanding during each year. The Company has no outstanding potentially dilutive securities. The computation of per share earnings is as follows:

	2004	2003	2002
Net income	$901,479	$1,248,760	$1,283,173

Average common shares outstanding	333,725	333,725	333,725

Basic earnings per share	$2.70	$3.74	$3.85

The total number of shares issued by the Company is 359,844 of which 23,119 are held in treasury stock and 3,000 are directors’ qualifying shares subject to mandatory redemption (See Note 9) by the Company with the remaining 333,725 shares considered outstanding for purposes of the Company’s calculation of earnings per share and other financial statement disclosures.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 financial statement presentation. These reclassifications had no effect on net income.

Note 2: Restriction on Cash and Due From Banks

The Company is required to maintain reserve funds in cash and/or on deposit with the Federal Reserve Bank. The reserve required at December 31, 2004 was $2,432,000.

41

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

Note 3: Securities

The amortized cost and approximate fair value of held-to-maturity securities are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Approximate
	Cost	Gains	Losses	Fair Value

December 31, 2004
U.S. government agencies	$28,056,488	$—	$157,638	$27,898,850
State and political subdivisions	2,294,461	266,022	—	2,560,483

	$30,350,949	$266,022	$157,638	$30,459,333

December 31, 2003
U.S. government agencies	$24,364,670	$120,140	$—	$24,484,810
State and political subdivisions	2,294,666	298,302	—	2,592,968

	$26,659,336	$418,442	$0	$27,077,778

The amortized cost and approximate fair value of held-to-maturity securities at December 31, 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Approximate
	Cost	Fair Value

Within one year	$14,112,792	$14,012,600
One to five years	14,020,611	13,970,026
Five to ten years	919,504	1,016,228
After ten years	1,298,042	1,460,479

Totals	$30,350,949	$30,459,333

The carrying value of securities pledged as collateral, to secure public deposits and for other purposes, was $30,350,949 at December 31, 2004, and $26,659,336 at December 31, 2003.

The fair value of certain investments in debt securities are less than their historical cost. Total fair value of these investments at December 31, 2004, was $27,898,850, which is approximately 90% of the Bank’s held-to-maturity investment portfolio. These declines primarily resulted from recent increases in market interest rates.

Based on evaluation of available evidence, including recent changes in market interest rates, credit rating information and information obtained from regulatory filings, management believes the declines in fair value for these securities are temporary.

42

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

Should the impairment of any of these securities become other than temporary, the cost basis of the investment will be reduced and the resulting loss recognized in net income in the period the other-than-temporary impairment is identified.

The following table shows our temporarily impaired investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004:

	Less than 12 Months		12 Months or More		Total

Description of		Unrealized	Fair	Unrealized		Unrealized
Securities	Fair Value	Losses	Value	Losses	Fair Value	Losses

U.S. government agencies	$27,898,850	$157,638	—	—	$27,898,850	$157,638

Note 4: Loans and Allowance for Loan Losses

Categories of loans at December 31 include the following:

	2004	2003

Real estate	$85,107,968	$89,887,726
Commercial and industrial	4,545,253	6,716,235
Agriculture	1,204,108	1,237,316
Consumer	6,922,751	7,996,893
Other	23,487	29,184

Total loans	97,803,567	105,867,354
Less
Allowance for loan losses	1,662,055	1,700,000

Net loans	$96,141,512	$104,167,354

43

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

Activity in the allowance for loan losses was as follows:

	2004	2003	2002

Balance, beginning of year	$1,700,000	$1,700,060	$1,612,000

Provision charged to expense	150,930	274,030	357,834
Loans charged off	(275,798)	(476,231)	(380,504)
Recoveries on loans previously charged off	86,923	202,141	110,730

Balance, end of year	$1,662,055	$1,700,000	$1,700,060

Impaired loans totaled approximately $1,164,000 and $1,486,000 at December 31, 2004 and 2003, respectively. Specific related allowance for loan losses of $657,417 and $-0- were assigned to impaired loans of $1,164,000 and $1,486,000 for December 31, 2004 and 2003, respectively.

Interest of $60,413 and $111,585 was recognized on a cash basis on average impaired loans of $1,097,288 and $1,570,000 for 2004 and 2003, respectively.

Non-accruing loans at December 31, 2004 and 2003 were $1,101,700 and $880,850, respectively.

Note 5: Premises and Equipment

Major classifications of premises and equipment, stated at cost, are as follows:

	2004	2003

Land	$134,750	$134,750
Buildings	3,803,890	3,772,490
Furniture and equipment	3,274,780	3,044,396

	7,213,420	6,951,636
Less accumulated depreciation	4,362,706	4,081,575

Net premises and equipment	$2,850,714	$2,870,061

Note 6: Interest-bearing Deposits

Interest-bearing time deposits in denominations of $100,000 or more were $27,343,568 on December 31, 2004 and $24,913,604 on December 31, 2003.

At December 31, 2004, the scheduled maturities of certificates of deposit are as follows:

(Dollars in Thousands)
2005	$72,850
2006	12,462

$85,312

44

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

Note 7: Federal Home Loan Bank Advances

The Bank in connection with their investment in Federal Home Loan Bank of Topeka (FHLB) stock of 6,333 shares for $633,300 has an agreement with FHLB to provide advances with a borrowing capacity based on the amount of collateral pledged. As of December 31, 2004, the Bank’s borrowing capacity is approximately $56,209,990. As of and during the year ended 2004, no advances were outstanding. Interest rates will vary depending on the date of advance, maturity and other terms at the time of any advances. The Bank has pledged loans totaling $76,833,430 at December 31, 2004 under the agreement. The Bank purchased stock totaling $19,000 in 2004. The Bank also received a stock dividend of $24,100 and $5,500 from FHLB during 2004 and 2003, respectively, resulting in a total investment in FHLB stock of $681,900 and $638,800 as of December 31, 2004 and 2003, respectively.

Note 8: Income Taxes

The provision for income taxes consists of the following:

	2004	2003	2002

Taxes currently payable	$425,555	$618,694	$692,344
Deferred income taxes	31,977	28,571	(14,448)

	$457,532	$647,265	$677,896

A reconciliation of income tax expense at the statutory rate to the Company’s actual income tax expense is shown below:

	2004	2003	2002

Computed at the statutory rate (34%)	$472,854	$658,674	$681,088
Increase (decrease) resulting from:
Tax-exempt interest	(39,727)	(40,120)	(41,000)
Nondeductible expenses	6,227	225	12,019
State income taxes	30,108	33,250	36,000
Other	(11,930)	(4,764)	(10,211)

Actual tax provision	$457,532	$647,265	$677,896

45

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

The tax effects of temporary differences related to deferred taxes shown on the December 31, 2004 and 2003 consolidated balance sheets are as follows:

	2004	2003

Deferred tax assets
Allowance for loan losses	$552,854	$546,193

Deferred tax liabilities
Foreclosed assets	6,777	—
FHLB stock dividend	(10,952)	(2,035)
Accumulated depreciation	(86,769)	(50,271)
Reserve for contingencies	(34,040)	(34,040)

	(124,984)	(86,346)

Net deferred tax asset	$427,870	$459,847

Note 9: Mandatorily Redeemable, Non-transferable Common Stock

Effective December 31, 2004, the Corporation entered into Qualifying Share Agreement’s to exchange 100% of the minority interest of bank stock originally issued to Directors of the Bank for mandatorily redeemable, non-transferable shares of the Corporation’s stock. The shares are redeemable at an aggregate repurchase price of $60,000 upon termination of such Director’s service in the capacity of a qualified member of the Board of Directors of the Bank or upon attempted disposition of qualifying shares, as defined in the agreement.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, the mandatorily redeemable non-transferable shares are recorded as a liability in the accompanying balance sheet at their fair value of $60,000. The remaining balance of the minority interest in consolidated subsidiary upon the effective date of the exchange in the amount of $507,108 has been reclassified as additional paid-in capital.

Note 10: Regulatory Matters

The Company and the Bank are subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of the Company’s and Bank’s assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings and other factors.

46

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth in the table below). Management believes, as of December 31, 2004 and 2003, that the Company and the Bank meet all capital adequacy requirements to which they are subject.

As of December 31, 2004, the most recent notification from the OCC categorized the Company and the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Company and the Bank must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Company’s or the Bank’s category.

The Company and the Bank’s actual capital amounts and ratios are also presented in the table.

					To Be Well Capitalized
					Under Prompt
			For Capital		Corrective Action
	Actual		Adequacy Purposes		Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)
As of December 31, 2004

Total Capital (to Risk Weighted Assets)
Consolidated	$20,143	22.12%	$7,284	8%		N/A
Bank Only	$20,075	22.06%	$7,280	8%	$9,100	10%

Tier 1 Capital (to Risk Weighted Assets)
Consolidated	$18,998	20.86%	$3,642	4%		N/A
Bank Only	$18,932	20.81%	$3,640	4%	$5,460	6%

Tier 1 Capital (to Average Assets)
Consolidated	$18,998	9.85%	$7,732	4%		N/A
Bank Only	$18,932	9.80%	$7,728	4%	$9,660	5%

As of December 31, 2003

Total Capital (to Risk Weighted Assets)
Consolidated	$19,291	20.79%	$7,422	8%		N/A
Bank Only	$19,141	20.64%	$7,418	8%	$9,272	10%

Tier 1 Capital (to Risk Weighted Assets)
Consolidated	$18,125	19.54%	$3,711	4%		N/A
Bank Only	$17,975	19.39%	$3,709	4%	$5,563	6%

Tier 1 Capital (to Average Assets)
Consolidated	$18,125	9.95%	$7,363	4%		N/A
Bank Only	$17,975	9.85%	$7,302	4%	$9,128	5%

47

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003, and 2002

The Bank is subject to certain restrictions on the amounts of dividends that it may declare without prior regulatory approval. At December 31, 2004, approximately $3,583,000 of retained earnings is available for dividend declaration without prior regulatory approval.

Note 11: Related Party Transactions

At December 31, 2004 and 2003, the Bank had loans outstanding to officers, directors, significant shareholders and their affiliates (related parties) in the amount of $965,492 and $1,430,504, respectively. During the years ended December 31, 2004 and 2003, the Bank paid a Director approximately $2,400 and $4,600, respectively, for construction loan inspection services.

Deposits from related parties held by the Bank at December 31, 2004 and 2003 totaled $1,632,570 and $1,973,393, respectively.

In management’s opinion, such loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Further, in management’s opinion, these loans did not involve more than normal risk of collectibility or present other unfavorable features.

Note 12: Employee Benefits

The Bank has a retirement savings 401(k) plan covering substantially all employees who have six months of service and have attained the age of 21. Employees may contribute up to 10% of their compensation with the Bank matching 100% of the employee’s contribution up to 2.5% of their compensation. In addition, the plan provides for discretionary contributions as solely determined by the Employer. Employer contributions charged to expense for 2004, 2003 and 2002 were $46,770, $46,544 and $42,994, respectively.

Note 13: Leases

The Company has several noncancellable operating leases, primarily for office space and real estate at two branch locations and equipment that expire over the next six years. These leases generally contain renewal options for periods of five years. Rental expense for these leases were $74,748, $59,341 and $57,974 for the years ended December 31, 2004, 2003 and 2002, respectively.

Future minimum lease payments under operating leases are:

2005	$64,139
2006	63,323
2007	60,612
2008	39,785
2009	5,825
Thereafter	1,200

Total minimum lease payments	$234,884

48

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Note 14: Disclosures About Fair Value of Financial Instruments

The following table presents estimated fair values of the Company’s financial instruments. The fair values of certain of these instruments were calculated by discounting expected cash flows, which method involves significant judgements by management and uncertainties. Fair value is the estimated amount at which financial assets or liabilities could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Because no market exists for certain of these financial instruments, and because management does not intend to sell these financial instruments, the Company does not know whether the fair values shown below represent values at which the respective financial instruments could be sold individually or in the aggregate.

	2004		2003

	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

		(Dollars in Thousands)
Financial assets
Cash and cash equivalents	$56,898	$56,898	$44,673	$44,673
Held-to-maturity securities	$30,351	$30,459	$26,659	$27,078
Loans, net of allowance for loan losses	$96,142	$98,576	$104,167	$108,486
Federal Reserve Bank and Federal Home Loan Bank, Topeka Stock	$706	$706	$663	$663
Interest receivable – loans	$486	$486	$570	$570

Financial liabilities
Deposits	$168,779	$168,751	$162,103	$162,140
Interest payable	$725	$725	$724	$724

Unrecognized financial instruments (net of amortization)
Commitments to extend credit	$0	$0	$0	$0
Letters of credit	$0	$0	$0	$0
Lines-of-credit	$0	$0	$0	$0

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents, Federal Reserve and Federal Home Loan Bank Stock

For these short-term instruments, the carrying amount approximates fair value.

Securities

Fair values equal quoted market prices, if available. If quoted market prices are not available, fair value is estimated based on quoted market prices of similar securities.

Loans

The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Loans with similar characteristics were aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

49

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

     Deposits

The fair value of demand deposits, savings accounts, NOW accounts and certain money market deposits is the amount payable on demand at the reporting date i.e., their carrying amount. The fair value of fixed maturity time deposits is estimated using a discounted cash flow calculation that applies the rates currently offered for deposits of similar remaining maturities. The carrying amount of accrued interest payable approximates its fair value.

Commitments to Extend Credit, Letters of Credit and Lines-of-Credit

The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties. For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates. The fair value of letters of credit and lines-of-credit is based on fees currently charged for similar agreements or on the estimated cost to terminate or otherwise settle the obligations with the counterparties at the reporting date.

     Note 15: Commitments and Credit Risks

Standby Letters of Credit

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third-party. Financial standby letters of credit are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions. Performance standby letters of credit are issued to guarantee performance of certain customers under non-financial contractual obligations. The credit risk involved in issuing standby letters of credit is essentially the same as that involved in extending loans to customers.

The Company had total outstanding standby letters of credit amounting to $164,361 and $173,804 at December 31, 2004 and 2003, respectively, with terms ranging from 22 days to 6 years.

Lines-of-Credit

Lines-of-credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Lines-of-credit generally have fixed expiration dates. Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate. Management uses the same credit policies in granting lines-of-credit as it does for on-balance sheet instruments.

50

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

At December 31, 2004, the Bank had granted unused lines-of-credit to borrowers aggregating approximately $2,163,174 and $2,372,733 for commercial lines and open-end consumer lines, respectively. At December 31, 2003, the Bank had granted unused lines-of-credit to borrowers aggregating approximately $3,967,000 and $2,495,000 for commercial lines and open-end consumer lines, respectively.

Other Credit Risks

Additionally, the Company periodically has excess funds, which are loaned to other banks as federal funds sold. At December 31, 2004 and 2003, federal funds sold totaling $51,550,000 and $38,225,000, respectively, were loaned to various banks, as approved by the Board of Directors, with the largest balance at any one bank being $6,050,000 and $3,000,000 at December 31, 2004 and 2003, respectively.

Note 16: Significant Estimates and Concentrations

Accounting principles generally accepted in the United States of America require disclosure of certain significant estimates and current vulnerabilities due to certain concentrations. Estimates related to the allowance for loan losses are reflected in the footnote regarding loans and the footnote regarding the allowance. Current vulnerabilities due to certain concentrations of credit risk are discussed in the footnote on commitments and credit risk.

Note 17: Selected Quarterly Financial Data (Unaudited)

The following table presents the unaudited results of operations for the past two years by quarter (in thousands except per share data). See discussion on earnings per share in “Note 1: Nature of Operations and Summary of Significant Accounting Policies” in the Company’s Consolidated Financial Statements.

		2004				2003
	Fourth	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter

Operations
Net interest income	$1,690	$1,688	$1,667	$1,693	$1,786	$1,831	$1,856	$1,770
Provision for loan losses	20	21	34	76	62	69	54	89
Noninterest income	229	236	222	238	225	246	258	246
Noninterest expense	1,690	1,666	1,656	1,599	1,712	1,714	1,685	1,584

Net income	$209	$237	$199	$256	$237	$294	$375	$343

Net Income per Share Data
Basic	$.63	$.71	$.59	$.77	$.70	$.88	$1.12	$1.04

Balance Sheet
Total assets	$189,049	$194,763	$187,962	$183,608	$181,392	$181,283	$178,187	$179,765
Total loans, net	$96,142	$99,222	$101,000	$102,088	$104,167	$105,216	$107,148	$107,589
Shareholders’ equity	$19,434	$18,718	$18,481	$18,281	$18,026	$17,789	$17,494	$17,120

The above unaudited financial information reflects all adjustments that are, in the opinion of management, necessary to present a fair statement of the results of operations for the interim periods presented.

51

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Note 18: Condensed Financial Information (Parent Company Only)

The Republic Corporation
Condensed Balance Sheets
December 31, 2004 and 2003

	2004	2003

Assets

Cash and cash equivalents	$2,420	$50,470
Investments in subsidiary – equity method	19,370,926	17,874,701
Due from subsidiary	64,208	43,796
Other assets	56,604	56,604

Total assets	$19,494,158	$18,025,571

Liabilities

Holding company obligation for mandatory redeemable, non-transferable stock	$60,000	$—

Stockholders’ Equity

Common stock, par value $1.00; authorized 750,000 shares, issued 356,844 shares issued and outstanding December 31, 2004 and 2003	356,844	356,844
Additional paid-in capital	742,039	234,931
Treasury stock, at cost; 23,119 shares at December 31, 2004 and 2003	(91,303)	(91,303)
Retained earnings	18,426,578	17,525,099

Total stockholders’ equity	19,434,158	18,025,571

Total liabilities and stockholders’ equity	$19,494,158	$18,025,571

52

The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

The Republic Corporation
Condensed Statements of Income
Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002

Income
Dividends from subsidiary	$97,000	$81,480	$54,320

Expenses	188,845	128,811	102,366

Income (Loss) Before Income Taxes and Equity in Undistributed Net Income of Subsidiary	(91,845)	(47,331)	(48,046)

Credit for Income Taxes	64,208	43,796	23,307

Income (Loss) Before Equity in Undistributed Net Income of Subsidiaries	(27,637)	(3,535)	(24,739)

Equity in Undistributed Net Income of Subsidiaries	929,116	1,252,295	1,307,912

Net Income	$901,479	$1,248,760	$1,283,173

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The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

The Republic Corporation
Condensed Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Operating Activities
Net income	$901,479	$1,248,760	$1,283,173
Items not requiring (providing) cash
Loss on sale of subsidiary stock	—	—	32,153
Equity in undistributed income of subsidiaries	(929,116)	(1,252,295)	(1,307,913)
Changes in
Due from subsidiary	(20,413)	(20,489)	5

Net cash used in operating activities	(48,050)	(24,024)	7,418

Financing Activities

Sale of subsidiary stock	—	—	5,000

Net cash provided by financing activities	—	—	5,000

(Decrease) Increase in Cash and Cash Equivalents	(48,050)	(24,024)	12,418

Cash and Cash Equivalents, Beginning of Year	50,470	74,494	62,076

Cash and Cash Equivalents, End of Year	$2,420	$50,470	$74,494

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The Republic Corporation
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Note 19: Proposed Going Private Transaction and Subchapter S Election

On December 2, 2004, the Company and Republic Merger Corp., a wholly owned subsidiary of Republic (“Newco”), entered into an Agreement and Plan of Merger pursuant to which Newco will be merged with and into the Company. The purpose of the merger is to (i) enable the Company to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and cease filing the periodic reports required by the Exchange Act and (ii) become eligible to be taxed for federal income tax purposes under Subchapter S of the Internal Revenue Code of 1986, as amended (an “S-Corporation”). Under the plan of merger, shareholders of the Company owning less than 250 shares and those shareholders not qualified to become shareholders in an S-Corporation for Federal income tax purposes or other criteria as set forth in the merger agreement will be paid cash of $58 per share as a result of the merger. All other shareholders will retain their shares of Company stock following the merger. The Company plans to fund the merger consideration by issuing up to $8 million in trust preferred securities.

The merger agreement will be submitted to the Company’s shareholders for their approval, and the Company’s shareholders are advised to read the proxy statement regarding the transaction upon receipt because it contains important information. A preliminary proxy statement was filed with the Securities and Exchange Commission by the Company on December 2, 2004. Investors and security holders may receive a free copy of the proxy statement and other related documents filed by Republic at the Commission’s website at http://www.sec.gov or from Republic.

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ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

NONE

ITEM 8A. CONTROLS AND PROCEDURES

(A)	Evaluation of disclosure controls and procedures

Our Chief Executive and Chief Financial Officer, after evaluating the effectiveness of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) as of the end of the period covered by this Form 10-KSB Annual Report (the “Evaluation Date”), has concluded that as of the Evaluation Date, our disclosure controls and procedures were adequate and effective to ensure that material information relating to us would be made known to him by others within our company, particularly during the period in which this Form 10-KSB Annual Report was being prepared.

(B)	Changes in internal controls.

There were no significant changes in our internal controls or in other factors that could significantly affect internal controls subsequent to the date of the most recent evaluation, nor any significant deficiencies or material weaknesses in such internal controls requiring corrective actions. As a result, no corrective actions were taken.

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PART III

ITEM 9. DIRECTORS AND EXECUTIVE OFFICERS

The Republic Corporation’s Board of Directors consists of Catherine G. Eisemann, J.E. Eisemann, IV, Roger Dean Eisemann, George M. Boyd, Jr. and Dr. John C. Davis. All directors and officers are U.S. citizens. Catherine G. Eisemann is the mother of J.E. and Roger Dean Eisemann and the mother-in-law of George M. Boyd, Jr..

		TERM OF	PRINCIPAL OCCUPATIONS FOR
NAME AND TITLE	AGE	OFFICE	THE LAST FIVE YEARS
Catherine G. Eisemann	78	41 Years	Catherine G. Eisemann has been a Director of the Company for 41 years. Mrs. Eisemann was elected President of the Company and began serving December 11, 1981.

J.E. Eisemann, IV	57	28 Years	J.E. Eisemann, IV has served as a Director on the Company’s Board for 28 years. Mr. Eisemann has been the Vice-President and Director of the Bank for approximately 27 years. Mr. Eisemann has served as the Chairman of the Board of the Company and Chairman of the Board for the Bank for approximately 23 years.

Roger Dean Eisemann	50	22 Years	Roger Dean Eisemann was elected Secretary and began serving as director of the Company in July, 1982

George M. Boyd, Jr.	60	Since March, 2004	George M. Boyd, Jr. was appointed to the Company Board on March 18, 2004. Mr. Boyd is the Executive Vice President of The Bank of Texas in Austin, Texas and has served in that position for the past six years.

Dr. John C. Davis	57	Since February, 2004	Dr. John C. Davis was appointed to Company’s Board on February 27, 2004. Dr. Davis is the owner/operator of the Rio Cucharas Veterinary Clinic in Walsenburg, Colorado and has owned and operated this business for the past 24 years. Dr. Davis has served as a director on the Board of the Bank for approximately 11 years.

CODE OF ETHICS

The Company has adopted a code of ethics applicable to its directors, officers and employees and those of its subsidiaries, to include the company’s principal executive and principal financial officer.

FINANCIAL EXPERT

Because the Company does not have a standing audit committee, it has not designated an audit committee financial expert.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The Company’s officers, directors and more than 10% shareholders are generally required to file beneficial ownership reports under Section 16(a) of the Exchange Act, generally within two days of the event triggering the requirement to file such a report. Ms. Catherine Eisemann, Mr. J.E. Eisemann, IV, Mr. R. Dean Eisemann and Dr. John C. Davis each filed one transaction on Form 4 late. Mr. George M. Boyd, Jr. and Dr. John C. Davis each filed a Form 3 late. Based solely on the review of section 16(a) reports filed by the directors and executive officers, and upon representations from those persons, the Company is not aware of any other delinquent filings.

ITEM 10. EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE

	Annual Compensation
Name & Principal Position	Year	Salary		Bonus
J.E. Eisemann, IV Chairman of the	2004	$93,473	(1)	$2,472 (2)
Board of the Company, Vice	2003	90,767	(1)	4,000 (2)
President of the Company,	2002	85,773	(1)	3,735 (2)
Chairman of the Board & Vice
President of the Bank

Catherine Eisemann President of the	2004	$30,000		-0-
Company	2003	30,000		-0-
	2002	30,000		-0-

(1)	Includes amounts deferred under Section 401(K) of the Internal Revenue Code. Amounts deferred by Mr. Eisemann were $11,205 in 2002, $12,567 in 2003 and $12,731 in 2004.

(2)	Includes amounts deferred under Section 401(K) of the Internal Revenue Code. Amounts deferred by Mr. Eisemann were $560 in 2002, $600 in 2003 and $371 in 2004.

STOCK OPTIONS/SAR GRANTS IN 2004-NONE
AGGREGATED STOCK OPTIONS/SAR EXERCISES IN 2004 AND OPTIONS/SAR
VALUES AS OF DECEMBER 31 2004 — NONE
LONG-TERM INCENTIVE PLANS — AWARDS IN 2004 — NONE
COMPENSATION OF DIRECTORS
Director fees are not paid to directors of the Company.
EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT ARRANGEMENTS — NONE
REPORT ON REPRICING OF OPTIONS/SARS — NONE

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ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)	Security ownership of certain beneficial owners and management.

The following schedule reflects security ownership of persons who are (1) the beneficial owners of more than 5% of any class of voting securities of The Republic Corporation, (2) each of the Company’s directors, and (3) all directors and executive officers of the Company as a group.

		Amount and
		Nature of		Percent
Name of	Title of	Beneficial		of
Person	Class	Ownership		Class
Catherine G. Eisemann	Common Stock	193,952	(1)	57.5995
3350 McCue, #904
Houston, Texas 77056

Mr. J.E. Eisemann IV	Common Stock	8,950	(1)	2.6580
1103 Victoria Square
Trinidad, Colorado 81082

Mr. R. Dean Eisemann	Common Stock	6,750	(1)	2.0046
3738 Ella Lee Lane
Houston, Texas 77027

Mr. George M. Boyd, Jr.	Common Stock	8,700		2.5837
1503 Canoe Brook Dr.
Austin, Texas 78746

Dr. John C. Davis	Common Stock	1,645	(1)	.4885
631 Huajatolla Valley Estates Dr.
La Veta, CO 81055

All directors and executive
officers as a group	Common Stock	219,997		65.3343

(1)	Each of the named individuals owns 250 shares of the Company’s common stock subject to the Directors Qualifying Shares Agreement between the individual and the Company, pursuant to which such shares will be repurchased by the Company for $5,000 upon such individual ceasing to be a director of the Bank.

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ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2004, we entered into Director’s Qualifying Shares Agreements with four of the Company’s directors pursuant to which shares of the Bank held by each of them were exchanged for 250 shares of Common Stock of the Company. Under the terms of the agreements, each director agreed to resell and the Company agreed to repurchase the Company shares acquired by such director for a total of $5,000 in the aggregate upon the director ceasing to be a member of the Company’s board or upon the director’s attempted disposition of the shares by transfer, sale, assignment or otherwise. The directors have waived all dividends to be received with respect to the shares of Company Common Stock acquired under the agreements.

One director, Dr. John C. Davis, was indebted to the Bank in an aggregate amount of $268,676 at December 31, 2004. These loans were granted to Dr. Davis on the same terms as available to parties not involved as insiders with the Bank or the Company and are being paid as agreed.

ITEM 13. EXHIBITS

(a)	List of Exhibits

2.1	Agreement and Plan of Merger by and among The Republic Corporation and Republic Merger Corporation, dated December 2, 2004 (incorporated herein by reference from Appendix A to the Company’s Rule 13e-3 Transaction Statement, filed with the Securities and Exchange Commission on December 6, 2004).

3	Articles of Incorporation and By-Laws *

10.1	Form of Director’s Qualifying Shares Agreement

14.1	Code of Ethics

21	Subsidiary of the Registrant*

The First National Bank in Trinidad, Colorado. Incorporated in Colorado.

31.1	Certification of Chief Executive and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.2	Certification of Chief Executive and Financial Officer pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

*Filed as an exhibit to Registration Statement on Form 10 filed with the Securities and Exchange Commission on August 23, 1977.

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ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

		2004	2003
BKD, LLP:	Audit Fees	$68,658	$44,685

	Audit Related Fees	-0-	-0-

	Tax Fees	-0-	-0-

	All Other Fees	-0-	-0-

Non-Audit Services. The Board of Directors of the Company did not hire BKD, LLP during their tenure as principal accountant, to provide non-audit services. It is the policy of the Company’s Board to review and pre-approve all accountant engagements for both audit and non-audit related services.

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SIGNATURES

     In accordance with Section 13 or 15 (d) of the Exchange Act, the Small Business Issuer caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE REPUBLIC CORPORATION

By	/s/ J. E. Eisemann, IV

J. E. Eisemann, IV
Chairman of the Board, Director,
Chief Executive Officer, Chief
Financial Officer

Date March 31, 2005

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Small Business Issuer and in the capacities and on the dates indicated.

By	/s/ J. E. Eisemann, IV

J. E. Eisemann, IV
Chairman of the Board, Director,
Chief Executive Officer, Chief
Financial Officer

Date March 31, 2005

By	/s/ Catherine G. Eisemann

Catherine G. Eisemann
President, Director

Date March 31, 2005

By	/s/ Roger Dean Eisemann

Roger Dean Eisemann
Secretary, Director

Date March 31, 2005

By	/s/ George M. Boyd, Jr.

George M. Boyd, Jr.
Director

Date March 31, 2005

By	/s/ Dr. John C. Davis

Dr. John C. Davis
Director

Date March 31, 2005

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EXHIBIT INDEX

2.1	Agreement and Plan of Merger by and among The Republic Corporation and Republic Merger Corporation, dated December 2, 2004 (incorporated herein by reference from Appendix A to the Company’s Rule 13e-3 Transaction Statement, filed with the Securities and Exchange Commission on December 6, 2004).

3	Articles of Incorporation and By-Laws*

10.1	Form of Director’s Qualifying Shares Agreement

14.1	Code of Ethics

21	Subsidiary of the Registrant*

The First National Bank in Trinidad, Colorado. Incorporated in Colorado.

31.1	Certification of Chief Executive and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.2	Certification of Chief Executive and Financial Officer pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

* Filed as an exhibit to Registration Statement on Form 10 filed with the Securities and Exchange Commission on August 23, 1977.

Exhibit 10.1

FORM OF
DIRECTOR’S QUALIFYING SHARES AGREEMENT

     THIS AGREEMENT, made and entered into as of the 10th day of December 2004, by and between                                          (hereinafter called “Director”) and The Republic Corporation, a Texas corporation and registered bank holding company (hereinafter called “Seller”), provides as follows:

RECITALS

     WHEREAS, Seller is a registered bank holding company which “controls” First National Bank in Trinidad (the “Bank”) within the meaning of 12 U.S.C. § 72.

     WHEREAS, the National Bank Act and regulations of the Comptroller of the Currency require directors of a national banking association to own a qualifying equity interest in a national bank or its controlling corporation;

     WHEREAS, a national bank director may own his or her qualifying equity interest in the national bank itself or by owning shares of a company that has control of a national bank having an aggregate par value of $1,000, an aggregate shareholders’ equity of $1,000, or an aggregate fair market value of $1,000;

     WHEREAS, Director is currently serving as a member of the board of directors of the Bank and holds 100 directors shares of common stock in the Bank (the “Bank Stock”) pursuant to the terms of that certain qualifying shares agreement with the Bank;

     WHEREAS, director acquired his or her shares of Bank Stock for $5,000;

     WHEREAS, Director and Seller mutually agree that it would be preferable for Director to hold directors qualifying shares by owning shares of the $1.00 par value voting common stock of Seller;

     WHEREAS, Director desires to acquire from Seller two hundred fifty (250) shares of common stock of Seller (the “Common Stock”) as his qualifying shares, and Seller desires to transfer such shares of Common Stock to Director, retaining certain rights and a right to repurchase such shares pursuant to the terms and subject to the conditions hereof.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

     1. Termination of Current Directors Qualifying Shares Documentation. Director and Seller agree that qualifying shares agreement with the Bank is hereby terminated and shall be of no further force or effect, and the shares of Bank Stock held by Director pursuant to such documentation shall be transferred by Director to Seller pursuant to the terms hereof.

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     2. Sales Price. Director acknowledges and agrees that Director paid $5,000 for his shares of Bank Stock.

     3. Share Exchange. Director hereby assigns, transfers and delivers 100 shares of Bank Stock to Seller in exchange for 250 shares of Common Stock to serve as Director’s qualifying shares in satisfaction of the National Bank Act.

     4. Director’s Representations and Warranties.

     The Director hereby warrants, represents and covenants to the Seller as follows:

(a)	Ownership of Shares. The Director is the sole owner of the Bank Stock and holds the Bank Stock for the sole purpose of qualification for membership on the board of directors of the Bank. Pursuant to the Director’s agreement with the Bank as evidenced by the legend on the Bank Stock, the Director may only sell the Bank Stock to the Seller or a successor director for the same price as the Director originally paid. Except as described in the preceding sentence the Bank Stock are free and clear of all security interests, liens, pledges, encumbrances, restrictions, adverse claims, buy-sell agreements, preemptive rights or rights of any third parties. Upon transfer of the Bank Stock in accordance with this Agreement, good and marketable title to the Bank Stock will be transferred to, and vested in, the Seller.

(b)	No Breach. The execution of this Agreement and the Director’s compliance with the terms hereof will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, any security agreement, pledge, agreement, or other instrument to which the Director or the Bank Stock is subject.

     5. Repurchase of Shares. Director agrees to sell to Seller, and Seller agrees to repurchase from Director, the Common Stock on the first day following termination of such Director’s service in the capacity of a qualified member of the Board of Directors of the Bank or upon the attempted disposition of the qualifying shares by transfer, sale, assignment, alienation or otherwise. Director hereby agrees to give written notice to Seller five (5) business days prior to any attempted transfer, sale, assignment, alienation or other disposition of the qualifying shares. The repurchase price shall be $5,000 in the aggregate, payable upon transfer and surrender of the Common Stock to the Seller.

     6. Restriction on Pledging or Encumbering the Qualifying Shares. Director hereby agrees that he will not pledge, encumber or otherwise hypothecate any of the Common Stock without the express written consent of Seller.

     7. Waiver of Dividends and Preemptive Rights. Director hereby relinquishes in favor of the Seller all cash or stock dividends paid or to be paid on or with respect to the Common Stock and specifically disavows any right whatsoever to receive such dividends, and waives any and all preemptive rights that he may have by reason of ownership of such shares and

2

hereby directs, consents and agrees that any and all such preemptive rights shall be exercised by Seller. Any and all other stock rights or benefits not expressly mentioned herein are likewise waived and shall be received or exercised by Seller, except the right to vote the Common Stock, which is reserved and retained to Director during his ownership of such shares.

     8. Endorsement of Certificate. Director and Seller agree that the certificate representing the Common Stock will be endorsed with the following legend:

     “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A CERTAIN AGREEMENT DATED AS OF DECEMBER ___, 2004, WHICH AGREEMENT IS AVAILABLE FOR INSPECTION IN THE OFFICE OF THE PRESIDENT OF THE REPUBLIC CORPORATION. (THE “CORPORATION”) AND WHICH AGREEMENT PROVIDES FOR REPURCHASE OF SUCH SHARES BY THE CORPORATION. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF THAT AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH A COPY.”

     7. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages that will accrue to any party hereto, his heirs, personal representatives, successors and assigns, by reason of a failure to perform any of the obligations under this Agreement. Therefore, if a party hereto, his heirs, personal representatives, successors or assigns, shall institute any action or proceeding to enforce the provisions hereof, any person against whom such action or proceeding is brought hereby agrees that specific performance may be sought and obtained for any breach of this Agreement.

     8. Miscellaneous.

(a)	No Waiver of Rights or Remedies. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude the prior or subsequent exercise of any other right, power or privilege.

(b)	Severability. Should any one or more of the provisions hereof be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

(c)	Successors in Interest. This Agreement shall bind and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties.

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(d)	CHOICE OF LAW. IT IS THE INTENTION OF THE PARTIES THAT THE LAWS OF TEXAS SHOULD GOVERN THE VALIDITY OF THIS AGREEMENT, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS THE CONSTRUCTION OF ITS TERMS AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE PARTIES, AND ALL OBLIGATIONS OF THE PARTIES CREATED HEREUNDER ARE PERFORMABLE IN DALLAS COUNTY, TEXAS.

(e)	Integrated Agreement. The foregoing constitutes the entire agreement between the parties on the subject hereof, and there are no agreements or understandings between the parties on this subject matter other than those set forth herein.

(f)	Modification. Modification of this Agreement shall not be valid unless the same is in writing and signed by all parties hereto.

(g)	Relation to Banking Laws. In case any one or more of the provisions contained in this Agreement shall be held by a court or administrative authority of competent jurisdiction to violate any portion of the National Bank Act, as amended, or any other laws of the United States or the State of Texas, such provision or provisions of this Agreement shall be of no force or effect, but all other provisions of this Agreement shall not be affected thereby, and shall continue in full force and effect, and this Agreement shall thereafter be construed as if such provision had never been contained herein.

(h)	Notice. Unless otherwise provided herein, any and all payments, notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by mail or (except in the case of payments) by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (a) in the case of personal delivery, telex or facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of nationally-recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this paragraph. All communications must be in writing and addressed as follows:

4

If to Director:

Telephone:

Telecopy:

If to Seller:

THE REPUBLIC CORPORATION
5340 Weslayan
P.O. Box 270462
Houston, Texas 77277
c/o President
Telecopy: (713) 355-3507

(i)	Counterparts. For the convenience of the parties hereto, this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

[signature page follows]

5

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year indicated above.

SELLER:

THE REPUBLIC CORPORATION

By:

J. E. Eisemann, IV, Vice President

DIRECTOR:

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EXHIBIT 14.1

The Republic Corporation & Subsidiaries
Houston, Texas

Code of Ethics Policy

General Policy Statement

We, the Board of Directors of The Republic Corporation (“Corporation”), adopt this Code of Ethics Policy to guide the directors, officers, and employees of the Corporation and its subsidiaries regarding the ethical standards that we expect these individuals to follow in their personal and business conduct. It is our intent to conduct our business according to the highest ethical standards to merit the complete confidence and trust of our customers, stockholders and the general public. The Corporation’s directors, officers, and employees must assume responsibility for their personal and business conduct so that it does not harm the Corporation’s reputation as a responsible financial services organization and public company.

Compliance with Laws and Regulations

We expect the directors, officers, and employees (collectively referred to as “Insiders”) of the Corporation and its subsidiaries to fully comply with the requirements of applicable laws and regulations. Particularly, as a public company, we intend to, and expect the Corporation’s insiders to comply with the requirements of the Sarbanes-Oxley Act of 2002. We expect the Corporation’s insiders to use good judgment and high ethical standards in their personal and business conduct. In addition, we expect those individuals to avoid illegal, dishonest, or unethical conduct.

Policy Administration

Each insider is responsible for being familiar with the Code of Ethics. Executive officers shall be responsible for appropriately advising the Corporation’s employees about the requirements of the Code of Ethics and monitoring subordinate staff for compliance.

Executive officers are responsible for implementing the Code of Ethics and taking appropriate corrective action where necessary. Any officer or employee violating provisions of the Code of Ethics may be dismissed from employment. Any director violating the provisions of this Code of Ethics may be subject to removal by the other directors and/or the stockholders.

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Conflicts of Interest

Policy

A conflict of interest is defined as an insider’s involvement in outside businesses which might either conflict with the insider’s duty to the Corporation or adversely affect the individual’s judgment in the performance of his or her responsibilities. Our policy prohibits Corporate insiders from engaging in personal conduct that will conflict with the interests of the Corporation. In addition, we believe it is important to avoid even the appearance of a conflict of interest since this may damage the Corporation’s reputation.

Acceptance of Gifts

Insiders and their immediate family shall not solicit, accept, or retain a personal benefit from:

•	Any Bank customer,

•	Any individual or organization doing or seeking to do business with the Bank, or

•	Any other individual or organization based on a relationship with the Bank or Corporation.

A personal benefit shall include any type of gift, gratuity, favor, service, loan, legacy (except from a relative), fee, compensation, or anything of monetary value.

Certain exceptions to this general rule may be acceptable if there is not, and there appears to be not, a reasonable likelihood of improper influence on the insider’s performance of his or her duties for the Corporation. The personal benefit may not exceed the value of the following:

•	Normal business courtesies, such as a meal or entertainment, involving no more than ordinary amenities;

•	Non-cash gifts of nominal value such as those received at holiday time or special occasions that represent expressions of friendship;

•	Gifts based upon kinship, marriage, or social relationships entirely beyond and apart from any business relationship;

•	Unsolicited advertising and promotional material of nominal value; and

•	Awards given by charitable, educational, civic, or religious organizations for meritorious contributions or service.

Any insider receiving a personal benefit, other than for the exceptions listed above, must report the benefit to our holding company’s Chief Executive Officer (“CEO”) or other appropriate official as provided in the “Reporting Requirements” section of this Policy.

We recognize that federal law makes it a crime for any insider of a federally insured bank or bank holding company to ask, solicit, accept, receive, or agree to receive anything of value from anyone

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as part of any business transaction with the Bank. The Bank Bribery Act requires that the insider have a corrupt intent for this to be considered a crime. We also acknowledge that the penalty for violating this law is a fine, or imprisonment, or both. Any improper payment should be immediately reported to the holding company’s CEO or other appropriate official.

Political Contributions

The Bank is prohibited from making a contribution or expenditure in any federal or state election. We prohibit any insider from making any direct or indirect contribution of Bank funds or other Bank property for the election of any candidate for any political office. This prohibition includes the use of our Bank’s corporate facilities and equipment for any political activity.

The Bank may make a loan to a candidate for political office or a political action committee if the loan is made in the ordinary course of business and complies with the Bank’s Loan Policy.

An insider may participate in political activities as an individual, but not as a representative of the Bank. To avoid any misunderstanding, the insider may not use the Bank’s name or address in any political advertisement or campaign literature. Insiders may make personal contributions to candidates or political action committees as they so desire.

Civic and Charitable Activities

Insiders may participate in non-profit social, civic, or philanthropic activities. Each insider should notify the holding company’s CEO or other appropriate official if the insider must obtain prior approval to represent the Bank as part of these activities.

Outside Employment

We discourage Bank officers and employees from holding outside employment. A written request to the Bank’s CEO for prior approval in those cases where the officer or the employee believes it is justified. The CEO may not approve any outside employment or activity that might:

•	Subject the Bank to criticism,

•	Encroach upon regular working hours,

•	Interfere with the officer’s or the employee’s regular duties, or

•	Necessitate that the officer or employee work such long hours that it affects that individual’s productivity.

Any other financial institution, except the holding company, may not employ the bank officers or employees. The CEO may not have any outside employment, except that he or she may also work for the holding company.

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Personal Finances

Each insider should conduct his or her financial affairs in a manner that is above criticism. Insiders and their immediate families should borrow only from reputable organizations that regularly lend money. In addition, the insider’s borrowings must be based on the prevailing interest rate and not involve any type of preferential treatment. Bank executive officers who borrow from another bank or financial institution must report their indebtedness to the Bank within ten (10) days. For this purpose, Bank executive officers are only those policy-making officers specifically appointed by Board Resolution. Bank officers and employees are not permitted to borrow money from their co-workers and should discuss any financial emergency with the CEO. Insiders may borrow money from relatives without restriction.

Bank officers and employees should not sign on customer’s accounts, act as deputy or co-renter of customer’s safe deposit boxes, or otherwise represent customers, except when the customer is related to the employee by blood or marriage.

Personal Investment Activity

Insiders may not engage in any investment transactions which create, or give the appearance of creating, a conflict of interest between the insider and the Bank or between the Bank and any customer. We do not believe it is possible to specifically list all of the possible conflicts of interest. However, we require that the following specific situations be avoided:

•	Buying securities of a customer, supplier, borrower, or competitor since it may be construed as affecting the insider’s judgment that is exercised on the Bank’s behalf;

•	Investing in a company involved in the possible use of non-public information concerning that company;

•	Permitting a customer to arrange investments for the account of the insider or his or her immediate family;

•	Investing in customer-sponsored businesses under circumstances that might create a conflict of interest or the appearance of a conflict; and making investments that parallel or anticipate investment action by the Bank.

Any Bank officer or employee who has a margin account with a broker or dealer in securities or commodities must report that information to the Bank’s CEO or other appropriate official.

Purchases of Bank Assets

Bank insiders, whether acting individually or in a fiduciary capacity, are not permitted to sell or purchase assets to or from the Bank or any estate being administered by the Bank without obtaining prior approval of the Bank’s CEO or other appropriate official.

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Bank insiders are prohibited from purchasing repossessed or foreclosed property from the bank.

Bank insiders are not required to obtain prior approval for any assets that the Bank is selling at a public sale or auction.

Lending Practices

The Bank’s lending officers must use prudent lending guidelines as detailed in the Bank’s Loan Policy in making loans to Bank customers. The lending officer must justify any interest rate concessions based on the borrower’s creditworthiness and overall business relationship with the Bank.

Lending officers may not grant direct or indirect accommodations or make credit recommendations for:

•	Members of their families,

•	Any individual or organization to which the officer or employee or his or her immediate family is indebted, or

•	Any organization which the insider or his or her immediate family is associated or hold a material financial interest.

Bank insiders may not grant any loan or gratuity to any federal or state bank examiner or employee working for the Bank’s auditing firm.

Advising Customers

Bank officers and employees must exercise care in discussing transactions with customers since the Bank may not practice law or give legal or tax advice. Consequently, Bank officers and employees must not say anything that may be interpreted as legal or tax advice.

Bank officers and employees must recommend several qualified sources if a customer asks about professional services, including attorneys, accountants, insurance agent, etc. We prohibit Bank officers and employees from specifically recommending anyone or any firm when a customer asks for advice regarding professional services. Rather, we believe the better practice is to provide the customer with a list of qualified sources from which to choose.

Borrowing from Customers

Insiders may not borrow from or extend credit to any customer or supplier of the Bank unless the customer or supplier is a recognized lending institution. Insiders should not cosign, endorse, or otherwise assume liability for the borrowings of any customer or prospective customer.

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Serving as an Individual Fiduciary

Bank officers and employees must request prior approval from the Bank’s CEO or other appropriate official before accepting appointment as a fiduciary or a co-fiduciary for a customer’s account. The only exception to this rule is that a Bank officer or employee may serve as a fiduciary for a member of his or her immediate family without obtaining prior approval of the CEO or other appropriate official. A Bank officer or employee may not receive a fee for acting as a co-fiduciary with the Bank unless specific prior approval is received.

Confidentiality

Customer Information

We believe that it is essential to safeguard the confidential nature of customer financial information to maintain our Bank’s reputation and the trust of the general public. Our policy is that customer confidential information acquired by any insider as a result of his or her activities on the Bank’s behalf must be held in the strictest confidence. The insider may only use this information for Bank-related purposes and not for personal gain. An insider may only release information regarding a customer to private persons, organizations, or governmental bodies with the customer’s written consent or appropriate legal process, such as a subpoena or court order. Insiders may not discuss confidential customer information with anyone outside the Bank. In addition, insiders may only discuss confidential customer information with insiders that have a legitimate business need to know. The Bank’s CEO or other appropriate official is responsible for reviewing any request for such information, including subpoenas and court orders.

Information Regarding the Holding Company

Insiders may not release financial or other information regarding the Bank or Corporation to any outside person or organization unless it has been published in reports to stockholders or otherwise made available to the public through authorized news releases, SEC filings or regulatory reports. Insiders must refer all news media inquiries to the holding company’s CEO or other appropriate official.

Material Inside Information

The Corporation, its insiders, and third parties with knowledge of material inside information may be subject to severe penalties under federal and state securities laws for the use or disclosure of material inside information. The courts consider information material when there is a significant likelihood that a reasonable investor would think the information is important in making an investment decision. The courts consider information as inside information when it has not been disseminated to the public at large. Any insider possessing material inside information may not trade in or recommend the purchase or sale of securities involved until the information is actually disseminated to the public at large.

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Miscellaneous Guidelines

Dealings with Competitors

Insiders must observe fair and ethical conduct in dealing with our competitors. We believe that it is inappropriate and unethical for our insiders to make disparaging remarks concerning our competitors. Our strategy is to emphasize the quality and competence of our directors, officers and employees in soliciting new customers. In addition, insiders are prohibited from working with competitors to set or control interest rates, prices, or marketing policies.

Exclusive Dealings

We do not require that a customer purchase other services from our Bank or prohibit the customer from dealing with our competitors as a condition to obtaining a loan or other banking services from our Bank.

Dealings with Auditors

Directors, officers and employees are required to fully cooperate with the internal auditing staff or any external auditing firms. We expect our directors, officers and employees to honestly and openly answer all questions asked by the auditors. Directors, officers and employees are prohibited from destroying any documents that may be necessary for any investigation by a federal or state governmental agency, or the auditors. In addition, directors, officers and employees may not destroy any document that is required to be kept under the Bank’s Record Retention Schedule.

Falsification of Books and Records

Our policy is to create records and accounts that accurately reflect the institution’s financial condition. Any officer or employee falsifying any books, records, or documents of the institution shall be dismissed from employment and prosecution recommended accordingly.

Outside Directorships

Officers and employees must obtain prior approval from the holding company’s CEO before accepting any offer to be a director of an outside corporation. These restrictions, however, do not apply to corporations that are closely held by the officer’s or employee’s family or involve a non-profit social, civic, religious, or philanthropic institution.

7

Business Opportunity Rightfully Belonging to the Holding Company

An insider must not take an opportunity which rightfully belongs to the Corporation or its subsidiaries. The opportunity rightfully belongs to the Corporation or its subsidiaries in any case where the Corporation or its subsidiaries have been seeking a particular business opportunity. Insiders may not divert these rightful business opportunities to themselves or to others.

Prior Approval of Speeches and Statements

The CEO or other appropriate official must approve in advance any public statements, speeches, or interviews made on behalf of the Corporation or its subsidiaries.

Reporting Requirements

Insiders must use good judgment in deciding which corporate official to ask for prior approval or give required reports. The vast majority of cases, the insider should request prior approval and report information to the holding company CEO. In cases involving the CEO, the insider should obtain approval from, or report the information to, the Chairman of the Audit Committee. If both the CEO and Chairman of the Audit Committee are involved, the insider should use good judgment in determining whether prior approval needs to be obtained from, or the information needs to be reported to, the full Board of Directors or one of the other executive officers of the Corporation.

Ethics Policy Requirements Under the Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (“Act”) places certain requirements upon SEC reporting companies to maintain a code of ethics for company directors and executive officers and to comply with certain ethical requirements under the Act. As an SEC reporting company, The Republic Corporation intends to comply with all of the provisions governing ethical requirements. We hereby establish the following policies accordingly.

This code of ethics and the standards within are adopted to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

•	Full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the company.

•	Compliance with applicable governmental rules and regulations.

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Fair and Accurate Reporting

The company shall provide financial statements with each periodic report required by the SEC that fairly present, in all material respects, the financial condition and results of operation of the company as of, and for, the periods presented in the report. The statements shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not misleading.

Adoption of a Formal Code of Ethics Policy

We adopt this policy as our code of ethics for the Corporation’s directors and senior financial officers. The Corporation will disclose to the SEC, on Form 8-K, that the company has adopted a code of ethics as required by the Act. Any subsequent change in the code of ethics or waiver of the code of ethics for a director or senior financial officer shall be immediately disclosed and published on the bank’s website.

Independence of the Audit Committee

A majority of the company’s audit committee shall be independent directors. Members will be barred from accepting any consulting, advisory or compensatory fee from the issuer or any subsidiary, other than in the member’s capacity as a member of the board or any board committee. The company’s audit committee shall include at least one member who is a financial expert.

Influence on External Auditors Prohibited

No officer or director, or any other person acting under their direction, shall take any action to fraudulently influence, coerce, manipulate or mislead any independent public or certified accountant performing an audit of the company’s financial statements, for the purpose of rendering such financial statements materially misleading. Any individual violating this policy shall be terminated from employment with the company or removed from the Board and may also be subject to fines and/or punishment under federal law.

Insider Trading

Directors and executive officers are prohibited from purchasing or selling company stock during pension fund blackout periods, if the director or executive officer acquired the stock in connection with his or her service or employment as a director or executive officer. Any profit realized shall be recoverable by the company regardless of the intention on the part of the director or executive officer.

Insider securities transactions shall be reported under Section 16 of the SEC rules and regulation, within two business days of the transaction. For this purpose, insiders are defined as executive officers, directors, and principal shareholders.

9

Reimbursement by Financial Officers

The CEO and CFO shall reimburse the company for any bonus other incentive-based or equity-based compensation or profits realized from the sale of company stock during the 12-month period following the first public issuance or filing with the SEC of a financial document for which the company is required to prepare an accounting restatement due to material non-compliance of the company.

Loans to Directors and Executive Officers

Personal loans to directors and executive officers are generally prohibited. Exceptions to the general policy include:

•	Loans governed by Regulation O. This includes loans by the Bank-to-Bank directors and executive officers and loans to bank directors and executive officers of the Bank’s affiliates, including the holding company. Loans made by the holding company to any director or executive officer are not exempt.

•	Home improvement and manufactured home loans, consumer credit, extensions of credit under an open-end credit plan, charge cards, and extensions of credit by a broker/dealer to an employee of that broker/dealer.

Certification

I certify that I have personally reviewed The Republic Corporation’s Code of Ethics and am in full compliance with and understand its requirements.

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EXHIBIT 31.1

SECTION 302 CERTIFICATION

I, J. E. Eisemann, IV, certify that:

1. I have reviewed this annual report on Form 10-KSB of The Republic Corporation (Small Business Issuer);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Small Business Issuer and have:

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) Evaluated the effectiveness of the Small Business Issuer’s disclosure controls and procedures and presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

c) Disclosed in this annual report any change in the Small Business Issuer’s internal control over financial reporting that occurred during the Small Business Issuer’s most recent fiscal quarter (the Small Business Issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Small Business Issuer’s internal control over the financial reporting and;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Small Business Issuer’s auditors and audit committee of the Small Business Issuer’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to affect the Small Business Issuer’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Small Business Issuer’s internal control over financial reporting.

Date: March 31, 2005	/s/ J. E. Eisemann, IV
J. E. Eisemann, IV
Chairman of the Board, Director, Chief Executive Officer,
Chief Financial and Accounting Officer

EXHIBIT 32.1

SECTION 906 CERTIFICATION

I, J. E. Eisemann IV, Chief Financial and Accounting Officer of The Republic Corporation (the “Small Business Issuer”), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to this Annual Report on Form 10-KSB for the period ended December 31, 2004 of the Small Business Issuer (the “Report”), that to the best of my knowledge:

(1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Small Business Issuer.

This certification is made solely for purposes of 18 U.S.C. Section 1350 and not for any other purpose.

/s/ J. E. Eisemann, IV	Chief Financial and	March 31, 2005

J. E. Eisemann, IV	Accounting Officer	Date

FORM OF PROXY

THE REPUBLIC CORPORATION

SPECIAL MEETING OF SHAREHOLDERS
to be held May 13, 2005

THIS REVOCABLE PROXY IS SOLICITED BY
THE BOARD OF DIRECTORS OF THE REPUBLIC CORPORATION

     The undersigned shareholder of The Republic Corporation, a Texas corporation (“the “Company”), hereby appoints John Davis and Jeff Mangino (the “Proxies”), and each of them, with full power to act alone and with full power of substitution and revocation, as proxies of the undersigned to attend the special meeting of shareholders of the Company to be held at the offices of The First National Bank in Trinidad, 100 East Main Street, Trinidad, Colorado, on May 13, 2005 at 9:00 a.m. local time, and any adjournment or postponement thereof, and to vote all of the shares of common stock, par value $1.00, that the undersigned would be entitled to vote if personally present upon the following item and to vote according to their discretion on any other matter which may properly be presented for action at said meeting or any adjournment or postponement thereof:

1.	RATIFICATION OF LAWFUL ACT BY BOARD OF DIRECTORS. The ratification of all lawful acts by the Company’s board of directors taken since March 23, 2001.

[ ] For      [ ] Against     [ ] Abstain

2.	AMENDMENT TO ARTICLE I OF THE COMPANY’S ARTICLES OF INCORPORATION. The approval and adoption of the proposed amendment Article I of the Company’s Articles of Incorporation changing the name of the Company to “Republic Trinidad Corporation.”

[ ] For      [ ] Against     [ ] Abstain

3.	AMENDMENT TO ARTICLE IV OF THE COMPANY’S ARTICLES OF INCORPORATION. The approval and adoption of the proposed amendment Article IV of the Company’s Articles of Incorporation providing for perpetual existence of the Company.

[ ] For      [ ] Against     [ ] Abstain

4.	APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. The approval and adoption of the Agreement and Plan of Merger, dated December 2, 2004, between the Company and Republic Merger Corp., a wholly-owned subsidiary of the Company, as described in the Proxy Statement, dated April 15, 2005.

[ ] For      [ ] Against     [ ] Abstain

     The undersigned hereby ratifies and confirms all that said Proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying it.

     This Proxy will be voted as specified by you above, or if no choice is specified, this Proxy will be voted “For” the proposal set forth above.

     Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide full corporate name and name and capacity of the authorized officer signing on behalf of such corporation. If a partnership, please provide partnership name and name and capacity of the person signing on behalf of such partnership.

Dated:                     , 2005

Signature:

Signature:
(If held jointly)

SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.